                          EQUIPMENT PURCHASE AGREEMENT

                                    BETWEEN

                                  VIATEL, INC.

                                      AND

                                  NORTEL PLC.

THIS AGREEMENT, DATED JUNE 29, 1998 (HEREINAFTER THE "EFFECTIVE DATE"), BY AND
BETWEEN:

NORTEL PLC., WHOSE REGISTERED OFFICES ARE AT MAIDENHEAD OFFICE PARK, WESTACOTT WAY, MAIDENHEAD, BERKSHIRE SL6 3QH, ENGLAND (HEREINAFTER CALLED "NORTEL");

AND

VIATEL, INC., WHOSE PRINCIPLE OFFICES ARE AT 800 THIRD AVENUE, NEW YORK, NY 10022, USA (HEREINAFTER CALLED "VIATEL");

and jointly referred to as the "Parties".

WHEREAS Viatel desires to purchase and/or license various Equipment, Software, and related Services from Nortel for deployment within certain specified countries of the European Union;

AND WHEREAS Nortel is willing to supply such Equipment and related Services to Viatel upon the terms and conditions hereinafter contained.

NOW THEREFORE, the Parties agree as follows:

1. DEFINITIONS

    The meaning of terms and expressions used herein are set out in Clause 1 of Annex A hereto.

2. SCOPE

2.1 This Agreement shall govern the ordering and purchase of Nortel Digital Transmission Equipment by Viatel and its Affiliates from Nortel and its Affiliates and sets forth the terms and conditions by which Nortel will manufacture, factory system test, engineer, install, test and commission the Equipment and test the Circe Network and the provision of the Software for Viatel's Circe Project in the United Kingdom, the Netherlands, Belgium and France, and such other equipment or services as the parties hereto may agree and may add to this Agreement in writing by means of an Amendment.

2.2 Viatel may from time to time identify to Nortel different countries within the European Union in which they wish to deploy Digital Transmission Equipment or Equipment other than Digital Transmission Equipment they wish to deploy in their network in the European Union whereupon the Parties shall determine the configuration(s) of such Equipment suitable to Viatel's needs and prices therefor applicable to each country for which Viatel expects to place Orders pursuant to an Amendment to this Agreement. The results of this determination shall be incorporated into Annex C of this Agreement thus defining the Contractual rights and obligations of the Parties in relation to the type and specification of the Equipment, Software and Services which Nortel are to provide and the prices which Viatel shall pay for them.

3. EFFECTIVE DATE, TERM, AND RENEWAL

3.1 This Agreement shall come into force and effect on the Effective Date and shall govern the manufacture, factory system testing, engineering, installation, testing and commissioning of the Equipment and testing of the Circe Network, the provision of Software and the provision of any other specific Equipment, Software, or Services set forth in the relevant Annex C hereof. A separate Specification will be prepared for each product type specific to each country of deployment and shall be numbered sequentially (C1, C2 etc.).

4. PRICES

4.1 The unit Prices to be paid by Viatel for each item of Equipment, Software and Services purchased under this Agreement shall be those set forth in Annex C. The total price for the Equipment, Software and Services necessary to implement the Circe Network shall be set forth in Annex D.

4.2 Unless the Parties agree otherwise, the Prices include Delivery on DDP European Union Site (INCOTERMS 1990) terms and unloading at the applicable sites. Based upon the principle that at the date of this Agreement, sales between member states of the European Union do not attract import duties or sales taxes other than Value Added Tax, DDP terms will be subject to review should this change.

4.3 Where sales take place which are on terms other than those specified in Sub-clause 4.2 above, Viatel shall, at Nortel's direction, promptly reimburse Nortel or pay directly to the applicable government or taxing authority all taxes and charges arising hereunder, except for taxes computed upon the net income of Nortel. This shall include Value Added Tax and taxes on Services which are not included in the Total Price by virtue of the relevant INCOTERM. Viatel's obligations pursuant to this Clause 4 shall survive any termination of this Agreement.

5. ORDERING PROCESS

    The following procedure shall apply to Equipment and related Services to be supplied and installed by Nortel hereunder:

5.1 The specific terms for the purchase of Equipment by Viatel are set forth in this Agreement. Orders shall reference this Agreement and shall be governed solely by the terms and conditions set forth herein and in Annex A hereto. Orders shall specify the Viatel Site address to which the foregoing are to be delivered, the relevant implementation schedule, and any other information which may be required to be included in accordance with the provisions of this Agreement.

5.2 This Agreement sets the terms and conditions for sale of Equipment by Nortel and their Affiliates, and where appropriate, their distributors, to Viatel and Viatel Affiliates for the Circe Network. The Nortel Affiliates appropriate to the sale of the Digital Transmission Equipment type in each country of deployment is set out in Annex B. Viatel or a Viatel Affiliate shall place an Order for Equipment on Nortel or the appropriate Nortel Affiliate or distributor covering the territory into which the Equipment is to be delivered.

   In determining the most appropriate entity, the Parties will take into account the most efficient VAT regime.

5.3 Nortel shall be responsible to consult with the Project Manager of Viatel to co-ordinate the delivery and provision of the Equipment, Software and Services that are the subject of this Agreement on a timely basis to the sites designated by Viatel or the Project Manager on Viatel's behalf in the United Kingdom, the Netherlands, Belgium and France.

6. SUCCESSORS

    This Agreement shall be binding upon the Parties to it and their successors and permitted assigns.

7. CONTRACTOR NOT AGENT

    Nortel agrees that the relationship established by this Agreement constitutes it as an independent contractor and that this Agreement shall not in any way constitute Nortel or its employees or agents, an employee, partner or agent of Viatel nor appoint nor authorise Nortel to act as agent of Viatel and that furthermore no tax, assessment or legal liability of Nortel or of its employees or agents becomes, by reason of this Agreement, an obligation of Viatel.

8. NOTICES

    Any and all notices or other information required to be given by one of the Parties to the other shall be deemed sufficiently given when forwarded by prepaid registered mail, by facsimile followed by a mailed or hand delivered copy, or hand-delivered to the other Party at the following address:

Viatel, Inc.,                                  Nortel plc.,
800 Third Street,                              Oakleigh Road South,
New York,                                      New Southgate,
NY 10022,                                      London N11 1HB,

USA                                            England
Attention:   Sheldon M. Goldman                Attention: Contracts Manager
Facsimile:   (212)350-9250                     Facsimile: +44-(0)181-945-2316

and such notices shall be deemed to have been received ten (10) business days after mailing if forwarded by mail, and the following business day if forwarded by facsimile or by a recognised courier service for domestic delivery or hand-delivered. The aforementioned address of either Party may be changed at any time by giving fifteen (15) business days prior notice to the other Party in accordance with the foregoing.

    Furthermore, for the purpose of service of all notices, writs, or summons or other documents in any suit at law, action or proceeding which Viatel may take under the Agreement, and for all legal intent or purposes, Nortel elects domicile at the aforementioned address.

9. APPLICABLE LAW

    This Agreement shall be construed and governed by the laws of the State of New York. Should any provisions of this Agreement be illegal or not enforceable under such laws, it or they shall be considered severable and this Agreement and its conditions shall remain in force and be binding upon the Parties as though the said provisions had never been included.

    The Courts of the State of New York in the County of New York or the Federal courts of the United States of America for the Southern District of New York shall have exclusive jurisdiction with respect to any litigation between the parties. Each party submits to the Jurisdiction of such courts and submits to the enforcement of any interim judgements issues by any such courts.

10. ASSIGNMENT

    Either Party shall have the right to assign all or any part of its rights or interests under this Agreement to any of its Affiliates without the consent of the other Party. Such assignment to an Affiliate shall however be notified to the other Party prior to execution. Otherwise, neither Party shall assign all or any part of its rights or interest under this Agreement without the prior written consent of the other Party.

11. PUBLIC RELEASE OF INFORMATION

    The Parties shall obtain the written approval one of the other concerning the content and timing of news releases, articles, brochures, advertisements, prepared speeches and other information releases concerning this Agreement.

12. GUARANTEE

    Viatel absolutely, irrevocably and unconditionally guarantees the performance of any Viatel Affiliate under this Agreement, which has been authorised by Viatel, created hereunder, including without limitation, the obligations of Viatel under Sections 6 and 19 of Annex A. Viatel hereby expressly waives any other diligence, protest or notice as well as any requirement that Nortel exhaust any remedy or right against Viatel.

    Nortel absolutely, irrevocably and unconditionally guarantees the performance of any Nortel Affiliate under this Agreement. Nortel hereby expressly waives any diligence, protest or notice as well as any requirement that Viatel exhaust any remedy or right against Nortel.

13. ATTACHED DOCUMENTS

    The following documents attached hereto form part hereof:

    Annex A--General Conditions

    Annex B--Schedule of Nortel Affiliates.

    Annex C--Schedule of Prices.

    Annex D--Specification and Statement of Work.

14. ENTIRE AGREEMENT

    This Agreement including its Annexes sets forth the entire agreement and understanding between the Parties with respect to the supply and acquisition of Equipment and Services and the performance of the Work subsequent to the date hereof. There are no understandings, representations, conditions, or warranties, express or implied, statutory or otherwise, made or assumed by the Parties, other than those expressly contained in this Agreement. Neither Party shall be bound by any term, clause, provision or condition save as expressly provided herein or as duly set forth on or subsequent to the date of this Agreement in writing signed by duly authorised officers of the Parties.

IN WITNESS WHEREOF the Parties have executed these presents on the date first herein above written.

VIATEL, INC.                                   NORTEL PLC.

By:  /s/ Sheldon M. Goldman                    By:  /s/ Andre Van Baarle

Name:   Sheldon M. Goldman                     Name:   Andre Van Baarle

Title:  Senior Vice President                  Title:  Vice-President

Date:   June 29, 1998                          Date:   June 29, 1998

                                    ANNEX A

                               GENERAL CONDITIONS

1 DEFINITIONS AND INTERPRETATION

1.1

    The following expressions shall have the meanings hereby respectively assigned to them:

1.1.1 "Acceptance"

    Means in respect of the System and any Equipment and Software installed and commissioned by Nortel when Acceptance Certificates shall have been issued in respect of the System or any part thereof in accordance with the process described in Clauses 15 and 16 hereof. "Accept" and "Accepted" shall be interpreted accordingly.

1.1.2 "Acceptance Certificate"

    Means the certificate to be issued when the System or any specified part thereof has satisfactorily completed the appropriate Acceptance Tests, in accordance with the requirements of Clauses 15 and 16 hereof.

1.1.3 "Acceptance Tests"

    Means such tests described in Clauses 15 and 16 hereof carried out pursuant to test specifications acceptable to Viatel, as may be undertaken by Nortel to demonstrate to the reasonable satisfaction of the Parties that the System as installed and commissioned on Site by Nortel or any integral part thereof complies with the Specification and other provisions of the Agreement.

1.1.4 "Affiliate"

    Means a Party's parent company, or any corporation or company effectively controlled directly or indirectly by such parent company through the ownership or control of shares or other securities in such corporation or company. Nortel Dasa GmbH. of Germany shall for the purposes of this Agreement also be treated as an Affiliate of Nortel.

1.1.5 "Amendment"

    Means the written document executed by both Parties by which changes to the Agreement are effected pursuant to Clause 3.

1.1.6 "Circe Network"

    Means Viatel's SDH network to be installed in the United Kingdom, the Netherlands, Belgium and France.

1.1.7 "Delivery Acceptance"

    Means the Acceptance that takes place at the successful conclusion of Delivery Acceptance Testing as set forth in Clause 15.1a) hereof.

1.1.8 "Equipment"

    Means all items of hardware which Nortel is required to supply to meet the requirements of this Agreement, including those items set forth in Annex C.

1.1.9 "Guaranteed Acceptance Date"

    Means 22nd December 1998.

1.1.10 "Network Acceptance"

    Means the Acceptance that takes place at the successful conclusion of Network Acceptance Testing as set forth in Clause 15.1 c) hereof.

1.1.11 "Network Price"

    Means the aggregate of all the Order Prices to be paid by Viatel and its Affiliates to Nortel and its Affiliates hereunder.

1.1.12 "Nortel"

    Means Nortel Plc. or its nominated Affiliate and includes its successors and permitted assigns.

1.1.13 "Order"

    Means the purchase order placed by Viatel's appropriate Affiliate on Nortel's appropriate Affiliate for the provision of Works incorporating these terms and Specifications and other documents contained herein.

1.1.14 "Order Price"

    Means the price payable to Nortel by Viatel pursuant to the terms hereof for items of Equipment, Software, the performance of the Work, or for Services as detailed in Annex C.

1.1.15 "Provisional Acceptance"

    Means the Acceptance that takes place at the successful conclusion of Provisional Acceptance Testing as set forth in Clause 15.1 b) hereof.

1.1.16 "Services"

    Means the factory testing, engineering, testing, installation and commissioning of the Equipment and the testing of the Circe Network and other services specified or reasonably inferred herein, including everything necessary to complete the installation of the Equipment in accordance with the terms of this Agreement.

1.1.17 "Site"

    Means the land, buildings and environment where the System is to be installed or the storage premises nominated by Viatel.

1.1.18 "Software"

    Means the set of machine readable instructions provided by Nortel for the control and operation of the System.

1.1.19 "Specification"

    Means the Specification incorporated in Annex D.

1.1.20 "System"

    Means the Equipment and Software integrated as necessary to meet the requirements of the Specification and the other provisions of this Agreement.

1.1.21 "Viatel"

    Means Viatel, Inc. or its nominated Affiliate and includes its successors and permitted assigns.

1.1.22 "Work"

    Means the (i) manufacture, factory testing, engineering, testing, installation and commissioning of the Equipment and testing of the Circe Network in accordance with all the terms and conditions contained in this Agreement,
(ii) all services necessary so that the System to be provided by Nortel hereunder shall be in accordance with the Specification and the other requirements of this Agreement, (iii) the provision of materials, test equipment, labour and services as necessary for the terms of this Agreement,
(iv) complying with the Guaranteed Acceptance Date, (v) complying with the Warranties during the applicable period, (vi) technical and other co-ordination with Viatel and its Project Manager such that the System shall be compatible with the Specifications, and (vii) all other matters specified as the responsibility of Nortel in this Agreement.

1.2

    Words indicating the singular only also include the plural and vice versa where the context requires.

1.3

    The heading of the terms shall not affect their interpretation.

1.4

    The term "including" shall mean "including, without limitation".

1.5

    Any reference to any gender includes the other gender.

1.6

    Any reference to "hereof", "hereto", "herein", "hereunder" or any similar term is a reference to this Agreement as a whole, and not to any particular provision or part of this Agreement.

1.7

    Any reference to "this Agreement" shall include all appendices, exhibits, annexes and schedules thereto, and be a reference to such agreement, instrument, contract or other document as amended, supplemented, modified, suspended, restated or novated from time to time.

2. DOCUMENTS

    All drawings, diagrams, Specifications and any other information to be provided by one Party to the other Party hereunder shall be supplied in the English language.

3. ALTERATION TO ORDER

3.1

    All alterations, waivers, consents or amendments shall be mutually agreed between Viatel and Nortel and recorded by means of formal Amendments executed by Viatel and by Nortel before it is effective.

3.2

    From time to time, Nortel may submit to Viatel a request for, or Viatel may submit to Nortel a proposed amendment that may result in:

    (a) an increase or decrease in a unit Price contained in Annex C or the total Network Price set forth in Annex C ; or

    (b) an adjustment in the in the Guaranteed Acceptance Date, the project schedule, the progress schedule and any other dates related to Nortel's performance set forth in the scope of work.

    As a result of the following:

        (i) any Force Majeure; or

        (ii) any change in any applicable law occurring after the Effective Date; or

       (iii) an Optional Suspension.

    Viatel's grant of an adjustment shall not constitute a waiver of any of its rights in respect thereof.

4. PRICES

    The prices stated herein shall be firm and fixed in United States of America Dollars ($US) and shall not be varied except by formal Amendment as permitted herein.

5. TAXES, DUTIES AND LEVIES

    Responsibility for customs formalities, including administration charges, duties, taxes and/or levies payable upon exportation or importation of Equipment shall be apportioned in accordance with the INCOTERM shipping term set forth in Clause 7 hereof or in Annex C. In any event, Viatel shall be responsible for the payment of Value Added Tax as an addition to the Price at the rate prevailing at the date of invoice.

6. TERMS OF PAYMENT

6.1

    Invoices shall be submitted to Viatel by Nortel in accordance with the following payment schedule:

6.1.1 Initial Networks.:

     i) *

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the Commission.

     ii) *

    iii) *

    iv)  *

     v)  *

6.1.2 Additional Items

    Payment of the Price for Additional Items shall become payable as follows:

        6.1.2.1 In the case of supply and install items, the pattern of payment shown in 6.1.1 above shall apply.

        6.1.2.2 In the case of supply only items, the pattern of payments shown below shall apply:

         i)  *

         ii) *

6.2

    Payment shall be made to Nortel by Viatel within * days of receipt of Nortel's invoices. In the event that Nortel does not receive payment within * calendar days of Viatel's receipt of an invoice, then Nortel reserves the right to charge daily interest upon the outstanding sum(s) at a rate which is
* above the Midland Bank Base Lending Rate as then current until Nortel receives payment in full.

6.3

    Viatel may withhold payment where it can be shown to protect Viatel from financial loss when:

        a) defective work attributable to Nortel has not been remedied by Nortel;

        b) there are third party claims against the Equipment, or Nortel pursuant to the terms hereof by virtue of the acts or omissions of Nortel;

        c) Nortel has failed to obtain or maintain insurance as required by Clause 20 hereof;

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the Commission.

        e)  Nortel has failed to provide all documentation required hereunder;

        f)  Nortel's failure to pay an amount of liquidated damages;

        g)  Nortel has failed to properly make payments for materials or labour;

        h) Viatel can demonstrate that any prior progress payment exceeds the amount that should have been payable based upon the Work actually performed.

    In all cases, the amount withheld shall not exceed the amount which would otherwise have become due to Nortel but for Nortel's shortcoming in meeting the contractual obligation in question. When Nortel has rectified its shortcoming, then the sum withheld shall be paid by Viatel forthwith.

7. DELIVERY TERMS, PROPERTY AND RISK

7.1

    Nortel shall undertake delivery of Equipment in accordance with the Order implementation plan upon Delivered Duty Paid (DDP) European Union destination terms in accordance with INCOTERMS 1990 published by the International Chamber of Commerce. Based upon the principle that at the date of this Agreement, sales between member states of the European Union do not attract import duties or sales taxes other than Value Added Tax, DDP terms will be subject to review should this change.

7.2

    A schedule of the Equipment shall be submitted to Viatel prior to delivery to facilitate the checking of consignment contents by Viatel when deliveries are made.

7.3

    Risk of loss or damage to the Equipment shall pass upon Delivery Acceptance.

7.4

    Equipment supplied pursuant to this Agreement shall become the property of Viatel at the time that payment of the Price is made in full by Viatel to the extent required pursuant to the terms of this Agreement.

7.5

    Viatel shall not acquire any rights in respect of the Software other than the licence with respect to Software granted in accordance with Clause 19.

8. PERSONNEL

8.1

    Both Parties shall appoint project managers who shall each:

        a)  be fully conversant with the requirements of this Agreement; and

        b)  speak English on a technical level; and

        c) have full control of their employer's personnel, including any of its subcontractors, engaged in the performance of this Agreement.

8.2

    The Parties shall ensure that their staff assigned under the Agreement are suited in skill, health and temperament to undertake their duties. Viatel may object to and direct Nortel to remove within 24 hours any person employed by Nortel and such person shall not be employed again for any portion of the Services hereunder without the prior approval of Viatel.

9. SITE INFORMATION

9.1

    When requested by Nortel to do so, Viatel shall supply Nortel with accurate and complete information in all material respects concerning the Site and any equipment and facilities installed thereon, and shall within a reasonable time advise Nortel of any alterations thereto during this Agreement, and shall prepare the Site for installation in accordance with Nortel's reasonable requirements.

9.2

    Nortel shall ensure that the System complies with all applicable legal requirements. Nortel shall comply with all laws, codes, permits, standards applicable in the countries, provinces and territories in which any part of the Services are to be performed. Viatel shall not be responsible for any act or omission of Nortel that violates any such law, code, permit or standard, and Nortel shall indemnifiy and hold harmless Viatel from and against any and all costs or liabilities arising in connection with any such violation by Nortel.

9.3

    At Nortel's request Viatel shall afford Nortel access to the Site at all reasonable times.

10. LOCAL FACILITIES AND SERVICES

10.1

    Viatel shall be responsible for the provision and costs of:

        (i) any crane, slings or other specialist lifting or positioning equipment required to facilitate installation activities on Site which Viatel shall ensure are in safe working condition.

        (ii) suitable office and temporary storage facilities for use by Nortel or its sub-contractors until the date of Acceptance.

       (iii) interpreters as may be necessary to assist Nortel's personnel in their duties under the Order.

        (iv) the fencing, lighting and guarding of the Site.

        (v) the supply of telephone, fax, electricity, water and gas facilities as may be required by Nortel

        (vi) approaches to the Site suitable for Nortel's delivery vehicles.

10.2

    Viatel shall obtain at its own expense, prior to the date scheduled for commencement of any work on Site, all necessary consents, licences and permits for the installation and use of the Equipment and Software which it shall be required under applicable law to obtain as the owner of the Circe System.

11. PROGRESS

11.1

    If Nortel at any time has reason to believe that the schedule for the performance of the Work may be delayed Nortel shall promptly notify Viatel.

11.2

    If and to the extent that the schedule for the performance of the Work is delayed by reasons of Force Majeure the provisions of Clause 12 shall apply.

11.3

    If Viatel at any time has reason to believe that the date by which Viatel is to provide Sites, equipment or services ready for use by Nortel may be delayed Viatel shall promptly advise Nortel. In such event Nortel shall be granted an extension of time to the Guaranteed Acceptance Date in an amount to be agreed by the Parties, but no more than the amount of the delay directly attributable to Viatel. The costs and expenses incurred which are directly attributable to the delay (less any savings) shall be recoverable from Viatel and reflected in an appropriate Amendment to be agreed between the Parties. Nortel shall use reasonable efforts to mitigate such costs and expenses.

11.4

    Viatel may suspend the Work, in whole or in part, at any time from time to time, upon written notice to Nortel of such suspension, stating the effective date and anticipated duration of the suspension ("Optional Suspension"). Promptly after receipt of such notice (and in any event, within 10 days), Viatel shall suspend the Work to the extent specified. During any Optional Suspension, Nortel shall:

        a)  place no further orders relating to the suspended Work;

        b) shall negotiate reasonably with Viatel to reschedule the manufacture of Equipment;

        c)  protect and care for all Work and Equipment already manufactured;

        d) give Viatel copies of all outstanding orders with respect to the Work, materials and services and take any action with respect to such orders as Viatel may reasonably direct.

    Thereafter, Nortel:

        (i) shall resume performance of the Work within a reasonable period after being directed to do so by Viatel; and

        (ii) shall be entitled to an amendment to the Price and Guaranteed Acceptance Date as agreed by the Parties.All additional costs incurred by Nortel during an Optional Suspension shall be reimbursed to Nortel by Viatel. Nortel shall use reasonable efforts to mitigate such costs and expenses. Should the period of Optional Suspension continue for longer than three months then Nortel shall be entitled to terminate the Agreement in accordance with Clause 2 hereof.

12. FORCE MAJEURE

12.1

    The following events shall constitute Force Majeure events:

        a) Any destruction of or damage to, or any interruption, suspension or interference with, the Work caused by Acts of God, landslides, lightning, earthquakes, volcanic eruptions, fires, explosions, floods, epidemic, plague, acts of a public enemy, wars, revolutions, blockades, riots, rebellions, sabotage, insurrections, civil disturbances or similar occurrences;

        b) Any national, regional or local labour strike, work stoppage, boycott or walk-out occurring other than any such which pertains solely to Nortel's employees, (collectively "Labour Disputes") so long as Nortel has advised Viatel as far in advance as possible of such Labour Dispute; and

        c) Any suspension, termination, interruption, denial or failure to obtain or renew any permit that Viatel has the responsibility to obtain;

        d)  Any act or omission of Viatel, its agents or subcontractors;

    provided that Force Majeure shall not include any of the forgoing to the extent that:

        (i) it is or was within Nortel's control, provided that the forgoing does not imply that Nortel must meet any labour demand;

        (ii) Nortel should have been able to prevent or provide against it by exercise of reasonable diligence;

       (iii) It does not result in a material delay to, and/or increase in cost of, the Work to Nortel;

        (iv) It results from the fault or negligence of Nortel, its affiliates, subcontractors or vendors.

12.2

    In the event that either Party shall be prevented from material performance of its obligations hereunder by reason of an event of Force Majeure for a continuous period of more than six months the other Party shall have the right to terminate the Agreement by notice in writing whereupon the provisions of Clauses 21.5 or 22.6 as appropriate shall apply.

12.3

    Notwithstanding Clause 12.1, such cause shall not apply to Viatel's obligation to make payments hereunder.

13. LIQUIDATED DAMAGES

    If Nortel, other than for reasons of Force Majeure or any acts or omissions of Viatel, fails to achieve Network Acceptance by the Guaranteed Acceptance Date set forth in the Agreement, and such failure is the direct result of Nortel's failure to manufacture, factory system test, engineer, install, test and commission the Equipment, then Nortel shall pay to Viatel as liquidated damages for any loss or damage sustained by Viatel resulting from delay in the period from the Guarantee Acceptance Date until actual date of Acceptance of the System the sum of * for each complete day of delay up to a maximum of * of the Price of the item in delay or portion of the System which cannot be taken into commercial service, or such other amounts as may be mutually agreed. Such sum shall be in full and final satisfaction of Nortel's liability for delay.

14. FACTORY TESTS AND INSPECTIONS

14.1

    Nortel shall be responsible for standard factory testing procedures which will ensure that the Equipment meets the needs of the System and the other terms and conditions of the Agreement.

14.2

    Viatel shall have the right to inspect Nortel's manufacturing facility and witness factory testing and shall give Nortel, in writing, 30 calendar days' notice of its intention to visit Nortel's facility. In any event the factory tests shall proceed according to Nortel's plan which has been disclosed to Viatel in writing whether or not Viatel's representative is in attendance.

14.3

    Viatel shall be responsible for all costs and expenses in respect of its representative(s) visiting Nortel's facility. Whilst on Nortel's premises Viatel's representative(s) shall comply with all Nortel's regulations in force.

15. ACCEPTANCE TESTING

15.1

    Nortel shall submit for the approval of Viatel a comprehensive schedule of tests in respect of Equipment and Software, which Nortel is to install and commission on

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the Commission.

Site, designed to demonstrate that the System and each portion thereof will perform in accordance with the criteria defined in the Specification and the other terms and conditions hereof. These shall comprise the following:

        a) Delivery Acceptance Testing--this will take place following installation of the Equipment at each installation Site and its connection to its specified electricity supply. It shall demonstrate that the Equipment and Software so installed works correctly in isolate mode.

        b) Provisional Acceptance Testing--this will be carried out on each completed route or node following the connection of all of the Equipment and Software within the said route or node already the subject of Delivery Acceptance. It shall demonstrate that the System comprised in the route or node can provide the facilities and services required for each route or node and that the route or node will carry traffic all as set forth in the Specification.

        c) Network Acceptance Testing--this will be carried out on the completed Circe Network following connection of all of the routes and nodes which have passed Provisional Acceptance. It shall demonstrate that the total System meets the technical requirements set forth in the Specification and the other terms and conditions of this Agreement.

    Viatel shall approve the schedule of tests, or reject on the grounds of non-compliance with this Agreement, within 14 (fourteen) days of submission by Nortel.

15.2

    Nortel shall give Viatel 14 (fourteen) days notice in writing of the commencement of the each of the tests of the System or any Equipment or Software thereof so that Viatel can either make the necessary arrangements for its representative to be present to witness such tests and approve results or advise Nortel that its representative will not attend.

15.3

    On satisfactory completion of each schedule of tests a comprehensive record of results shall be provided by Nortel to Viatel. If Viatel has advised Nortel in accordance with Clause 15.2 that its representative will not attend the testing of any part or parts of the System, the schedule of results shall be annotated to this effect by Nortel.

16. ACCEPTANCE

16.1

    Acceptance of each portion of the System as set out in Clause 15 above, shall be signified by the appropriate Acceptance Certificate signed by Viatel upon satisfactory completion of each of the Acceptance Tests, where applicable. Viatel will not unreasonably refuse to sign an Acceptance Certificate on account of minor omissions or defects which do not materially affect the use of the System.

16.2

    In the event that the Equipment and/or Software or any portion thereof is put into use for commercial purposes by Viatel after completion of the applicable tests but prior to its signature of an appropriate Acceptance Certificate then the appropriate Acceptance shall be deemed to have taken place upon the date of such putting into use for commercial purposes, unless within a reasonable time Viatel have given written notice to Nortel of material shortcomings in the Network as demonstrated by the Acceptance Tests or other terms and conditions of this Agreement which it requires Nortel to rectify. Such Acceptance shall be without prejudice to Nortel's obligations to complete the System in accordance with the requirements of the Agreement.

16.3

    The Network Acceptance Date shall occur when the Network Acceptance Certificate has been issued as set forth above. It shall be a condition precedent to the issuance of the Network Acceptance Certificate that the following conditions have been satisfied:

        a) an initial commissioning report has been delivered;

        b) that the System has been completed in accordance with the Specification and any other requirements of this Agreement as demonstrated by the Acceptance Tests;

        c) that the System has achieved all performance requirements during the Network Acceptance Tests;

        d) that the System is available for commercial operation as described in the Specification;

        e) that all liens relating to the system have been discharged and releases given therefor, except for those which may apply by virtue of any financing arrangement which Viatel are using to make the purchase.

        f) that no unresolved event of default by Nortel exists;

        g) that all requirements of the Agreement relating to the System, or such smaller portion of the System as has, by the mutual agreement of the Parties, undergone Acceptance (including all technical requirements) have been fulfilled and all required documentation has been completed, in each case other than those that do not, by the express terms hereof, have to be fulfilled on or completed prior to Network Acceptance.

16.4

    Final Acceptance shall occur when Viatel issues a Certificate of Final Acceptance acknowledging that the following conditions have been satisfied:

        a) A Network Acceptance Certificate has been issued;

        b) the Warranty Period shall have expired and there shall be no outstanding warranty claims thereunder;

        c) all documentation required under the Agreement has been delivered;

        d) there shall be no outstanding liens except for those which may apply by virtue of any financing arrangement which Viatel are using to make the purchase.

17. WARRANTY

17.1

    The following shall be Nortel's general warranties ("General Warranties"):

        a) The Work, including the Equipment and Software shall meet the performance criteria set out in the Specification;

        b) The Work shall be done in a workmanlike manner and in accordance with:

           (i) best practices of the telecommunications industry;

           (ii) all applicable mandatory requirements of the law of the country of deployment;

           (iii) all other workmanship requirements specified in the Agreement.

           (iv) be free from defects in design, materials, installations or workmanship.

        c) The Equipment shall be new and Equipment and Software (except where expressly specified in the Agreement), fit for the purpose specified in the Agreement, and shall meet the requirements of the Agreement; and

        d) The Equipment shall be:

           (i) fit for the purpose of transmitting and receiving telecommunications signals of the type specified in the Agreement;

           (ii) capable of achieving the performance specification set out in the Specification; and

           (iii) built strictly in accordance with the Specification.

    The warranty period ("Warranty Period") shall end:

        a) * after the date of Network Acceptance but not more than * from Delivery Acceptance except as provided in the next sentence. If the date of Network Acceptance is delayed by longer than * for reasons within Nortel's reasonable control then the start of the Warranty Period shall be extended accordingly;

        b) In the case of any additional items to the System, they will be subject to * warranty from the date of their Installation;

        c) In the case of item repaired or replaced under this warranty, they will be subject to the outstanding balance of the Warranty Period or a period of * after their replacement, whichever is longest.

    Notwithstanding Network Acceptance having occurred, Nortel undertakes that during the Warranty Period, it shall promptly repair or replace, at its option, without charge to Viatel, the whole or any part of the System found to be faulty by reason of the above causes. This Warranty shall not apply to consumable items or routine maintenance materials.

17.2

    Any parts found not to be compliant with the Warranty in Clause 17.1 shall be returned by Viatel to Nortel's works, carriage and insurance to Nortel's account, and the replacement or repaired parts supplied by Nortel shall be delivered free of charge to the Site.

17.3

    In the event of a major service-affecting failure during the Warranty Period Nortel shall promptly:

        (a) advise any corrective action that Viatel may be able to take on Site; or

        (b) despatch by express delivery such parts and/or Software as may be necessary to restore the System; or


-------------
* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the Commission.

        (c) send an appropriate specialist to Site and maintain him there at no cost to Viatel for as long as is necessary to rectify the defect.

    Nortel shall make every reasonable effort to minimise the period of time that the System is out of service for repair and testing. For failures or any situations that cause or risk an outage of the Circe System, Nortel shall initiate a corrective action immediately after receipt of notice from Viatel. Upon any breach of the Warranties contained herein during the applicable Warranty Period, Viatel may, to the extent that Nortel has failed to (i) make prompt repair or replacement, or (ii) minimise System out-of-service time for testing and repair, arrange for the repair or replacement of any defective Work and Nortel shall reimburse Viatel for the cost of repairs or replacements.

17.4

    Nortel shall have no obligation to repair or replace Equipment and/or Software which has been abused, used in unauthorised applications in accordance as per Clause 19 hereof, altered, or used in conjunction with third party material which is defective or of poor quality, or which has been operated and maintained by Viatel with a material lack of compliance with Nortel's operating and maintenance instructions. Nortel shall be entitled to charge Viatel for any work performed in investigating and/or rectifying problems not covered by the provisions of Clause 17.1.

17.5

    EXCEPT AS PROVIDED BY APPLICABLE LAW, THE WARRANTY PROVIDED IN THIS CLAUSE 17 CONSTITUTES THE SOLE LIABILITY OF NORTEL IN RESPECT OF THOSE MATTERS TO WHICH IT REFERS. ALL OTHER TERMS, CONDITIONS AND WARRANTIES EXPRESSES OR IMPLIED WHETHER STATUTORIALLY OR OTHERWISE ARE HEREBY EXPRESSLY EXCLUDED TO THE EXTENT THAT THE PARTIES CANNOT SO EXCLUDE AT APPLICABLE LAW.

18. SUPPORT

    For a period of * years from the date of Network Acceptance Nortel shall, if required by Viatel, supply any spare or replacement parts, or suitable alternatives, for the Equipment at the prices then prevailing.

19. RIGHTS TO USE THE SOFTWARE

19.1


-----------
* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the Commission.

    In consideration of Viatel paying to Nortel fees as specified in the Order, Nortel grants to Viatel a permanent (subject to compliance with terms hereof) non-exclusive non-transferable Right to Use licence in respect of the Software and associated documentation delivered in accordance with this Agreement. Viatel shall not duplicate nor modify nor disassemble nor decompile the Software except as provided for under the Council of the European Communities Directive on the legal protection of Computer Programs dated the 14th May 1991 (91/250/EEC) and furthermore Viatel shall not divulge or otherwise make available any Software or associated documentation to persons other than its employees without the prior written consent of Nortel.

19.2

    The Right to Use licence is granted on condition that the Software is utilised for the operation and maintenance of the appropriate elements of the System as detailed herein and for no other purpose and on no equipment other than the Equipment without the prior written authorisation of Nortel.

19.3

    This Software licence is granted only on those features identified in the Software Specification and for which licence fees have been paid in accordance with the Price Schedule. Viatel understands that Nortel may furnish within the Software load features which Viatel is not granted a right to use by virtue of not being included within the specified licence fees, but may nevertheless be accessible to them. Where Viatel wishes to use such non-licensed features then it shall be entitled to do so subject to payment of the applicable additional Software right to use fee prior to commercial deployment of such non-licensed Software feature or functionality.

19.4

    The conditions of this Clause 19 shall survive the expiry or termination of the Agreement except where termination is by virtue of breach of the software licence..

20. LIABILITY AND INSURANCE

20.1

    Each Party shall be indemnified by the other Party against any liability, loss, claim and/or proceedings whatsoever in respect of personal injury to and/or death of any person and damages to and/or loss of tangible property howsoever arising pursuant to this Agreement or any breach thereof due to the acts or omissions of such other Party, its servants or agents.

20.2

    Each Party's liability under 20.1 above, except in respect of death or personal injury, whether in contract or tort or resulting from that Party's proven negligent acts or omissions shall not exceed * for any one or more separate claims having the same cause or attributable to the same event or occurrence. Nortel shall at all times during the continuance of this Agreement maintain insurance against such liabilities.

20.3

    IN NO EVENT SHALL EITHER VIATEL OR NORTEL BE LIABLE, WHETHER AS THE RESULT OF CONTRACT, TORT, INCLUDING, WITHOUT LIMITATION, NEGLIGENCE, OR
OTHERWISE HOWSOEVER ARISING, FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR FOR ANY DAMAGES ARISING FROM OR ATTRIBUTABLE TO FAILURE TO REALISE EXPECTED SAVINGS, LOSS OF DATA, CAPITAL DOWNTIME COSTS, LOSS OF USE, LOSS OF GOODWILL OR LOSS OF ANTICIPATED OR ACTUAL REVENUE OR PROFIT EVEN IF EITHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF ANY SUCH DAMAGES.

20.4

    Subject to sub-clause 20.1 of this Agreement in the event that Nortel is found liable for breach of Agreement its total liability shall not under any circumstances exceed the Network Price for any breach or breaches.

20.5

    20.5.1 Nortel shall insure the Works and keep each part thereof insured for their full replacement value against all loss or damage from whatever cause arising until a Delivery Acceptance Certificate has been issued. All monies received under any such policy shall be applied in or towards the replacement and repair of the Works lost, damaged or destroyed.

    20.5.2 Nortel shall, prior to commencing work on the Site pursuant to the Agreement, insure in an amount which shall not exceed * per event, against his liability for damage or death or personal injury occurring before the Works have achieved Acceptance, to any person (including any employee of Nortel or Viatel) or to any property (other than property forming part of the Works) due to or arising out of the execution of the Works.

    20.5.3 Nortel shall insure and shall maintain insurance against his liability for accidents or injuries to their employees.

    20.5.4 If Nortel shall fail to effect and keep in force the insurances specified herein then Viatel may effect and keep in force any such insurance and pay such premium or premiums as may be necessary and from time to time deduct the amount so paid by Viatel from any monies due or

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the Commission.

which may become due to, or recover the same as a debt due from Nortel. Nortel shall furnish Viatel with documentary evidence as to the existence of the above policies.

21. TERMINATION BY VIATEL

21.1

    If Nortel shall be in material breach of the Agreement and Viatel shall so inform Nortel by notice in writing and should the breach continue for more than 30 (thirty) days, or such longer period as may be specified by Viatel, after such notice then Viatel may terminate the Agreement by notice in writing to Nortel and may suspend further payment to Nortel pending resolution of financial settlement pursuant to the conditions set out below.

21.2

    Upon termination of the Agreement as provided in Clauses 21.1 or 23 Nortel shall forthwith cease work and remove its labour from the Site. However Nortel shall not remove from the Site any Equipment, the title of which has not passed to Viatel, nor any of its installation tools or materials unless given permission to do so in writing by Viatel. Viatel may elect to complete the purchase of any such Equipment and use any such installation tools or materials by paying Nortel the unpaid price of such Equipment and a fair price for use of such tools and/or materials less any amount payable hereunder by Nortel to Viatel.

21.3

    Upon termination of the Agreement as provided for in Clauses 21.1 or 23, Viatel may at its option;

    21.3.1 reject the System and elect to retain such portion(s) of the System as it may determine. Nortel shall refund any amount(s) of money to Viatel which Viatel has paid in respect of the rejected items subject to the payment by Viatel to the extent required to the for those items which Viatel elects to retain (less any amount payable hereunder by Nortel to Viatel), and/or

    21.3.2 continue work either by itself or by sub-contracting to a third party to complete the System. Nortel shall if so required by Viatel to the extent allowable by such agreements, within 14 (fourteen) calendar days of the date of termination assign to Viatel without payment the benefit of any agreement for supply of materials or goods and/or execution of any work for the purposes of this Agreement. In the event that Viatel had already paid the price thereof to Nortel, then Nortel shall promptly repay such sum(s) to Viatel. In the event of the System being completed by Viatel or a third party and the total cost incurred by Viatel in so completing the System being greater than that which would have been incurred had the Agreement not been terminated then Nortel shall pay to Viatel such excess up to a maximum of the Agreement Price.

21.4

    In addition to any other powers to terminate the Agreement Viatel shall have the power to terminate the Agreement in whole or in part for its own convenience at any time by giving notice in writing to Nortel. In the event of Viatel exercising such power of termination Nortel shall carry out Viatel's reasonable instructions in regard to termination.

21.5

    Upon termination by the Viatel in accordance with the provisions of Clauses 12 or 21.4 Nortel shall immediately cease work and Viatel shall pay to Nortel forthwith upon termination the proportion of the Price applicable to the portion or portions fully or substantially performed prior to the termination in accordance with pricing set forth in Annex C.

21.6

    Termination of this Agreement shall be without prejudice to the rights and remedies of the parties accrued under the Agreement immediately prior to the termination.

22. TERMINATION BY NORTEL

22.1

    Nortel shall not have the right to terminate the Agreement except for reasons of Force Majeure (Clause 12) or in the event of actual insolvency of Viatel (Clause 23) or in respect of a material breach of the terms and provisions of the Agreement by Viatel (Clause 22.2).

22.2

    Without prejudice to the provisions of Clause 22.3, if Viatel shall be in material breach of the Agreement and Nortel shall so inform Viatel by notice in writing and should the breach continue for 30 (thirty) days after such notice, or, in the case of failure by Viatel to pay any sum due to Nortel hereunder, 10
(ten) working days after such notice, Nortel shall without prejudice to any of its other rights and remedies have the right to immediately terminate the Agreement and claim from Viatel for any resulting loss or damage.

22.3

    Notwithstanding the provisions of Clause 22.2, in the event of a material breach or violation of the Software Right to Use conditions (Clause 19) by Viatel, Nortel shall inform Viatel by notice in writing and should the breach or violation continue for more than 14 (fourteen) days after such notice Nortel may terminate the Software Right to Use licence forthwith.

22.4

    Upon termination of the Software Right to Use licence in accordance with Clause 22.3 Nortel may, at its absolute discretion, either require Viatel to return all copies of the Software and associated documentation within 14 (fourteen) days of the notice to do so, or permit Viatel the continued use of the Software and associated documentation upon such terms as Nortel may direct.

22.5

    Application of the provisions of Clause 22.4 shall be without prejudice to Nortel's right to recover costs and/or damages for breach of contract by Viatel. The sums to be paid by Viatel to Nortel in respect of such costs or damages shall be as agreed by the Parties or as awarded by a court of competent jurisdiction subject to the limitation set forth herein.

22.6

    Upon termination by Nortel in accordance with the provisions of Clause 12.2, Viatel shall pay to Nortel forthwith upon termination the proportion of the Order Price applicable to the portion or portions of the Agreement which have been delivered or are in progress of manufacture (unless such Equipment is sold to a third party) plus the price of services performed prior to such termination, together with any additional sums properly expended by Nortel in regard to termination plus a reasonable rate of profit on the same (less any savings). Nortel shall have a duty to mitigate damages hereunder.

23. INSOLVENCY AND LIQUIDATION

    If either party shall commence any case, proceeding or other action under any law relating to bankrupcy, insolvency, reorganisation or relief of debtors, seeking to have an order for relief entered with respect to or seeking to adjudicate it a bankrupt or insolvent or seeking reorganisation, arrangement, adjustment, winding up, liquidation, dissolution, composition or other relief with respect to it or its debts or seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or shall make a general assignment for the benefit of its creditors or there is commenced against it any such action, case, or proceeding, then the other Party shall be entitled to terminate the Agreement and exercise any remedies provided for herein or in law.

24. PATENTS AND COPYRIGHTS

24.1

    Nortel shall defend and indemnify Viatel against all actions or claims for infringement of patents, copyright, registered design or other intellectual property rights arising by reason of Viatel's purchase, possession or use of the System, the Software, or the Equipment provided that Viatel:

           (i) gives notice to Nortel of any actual or threatened action or claim within a reasonable time of becoming aware of the same; and

           (ii) gives Nortel the sole conduct of the defence to any actual or threatened action or claim in respect of an alleged intellectual property infringement and does not at any time, following receiving a threat of or notice of commencement of proceedings, admit liability or otherwise attempt to settle or compromise the said action or claim except with the prior written consent of Nortel; and

           (iii) acts in accordance with the reasonable instructions of Nortel and gives to Nortel such assistance as it shall reasonably require in respect of the conduct of the said defence including, without prejudice to the generality of the foregoing, the filing of all pleadings and other court process and the provision of all relevant documents. In this respect Nortel shall reimburse Viatel's reasonable out of pocket expenses incurred in such an exercise.

24.2

    In the event that it is held that there is an infringement as described in Clause 24.1, Viatel agrees that Nortel's total liability in addition to the payment of any losses or damage awarded against Viatel shall, at Nortel's option, be either :

           (i) to modify the System or part thereof so that it does not infringe; or

           (ii) to replace the System or part thereof with non-infringing products; or

           (iii) to procure for Viatel the right for Viatel to continue its use of the System

    In the event that Nortel cannot perform under (i), (ii) or (iii) above, Viatel shall have the right to return the infringing Equipment and / or Software to Nortel following written notice to Nortel, and in the event of such return, neither Party shall have any further liabilities or obligations in respect of such Equipment and Software, except that Nortel shall refund the Network Price and take possession of the affected Equipment and Software.

24.3

    This indemnity shall not extend to infringement resulting from use or adoption by

Nortel of Viatel's parts, designs or specific instructions or from use of the System, the Equipment or the Software in a manner or for a purpose not stated in the Specification or in the event that Viatel makes an admission, following receiving a threat of or notice of commencement of proceedings, which is or may be prejudicial to Nortel's case.

24.4

    The copyright in all drawings, specifications and data issued by either Party in connection with the Agreement shall remain the property of the issuing Party but the other Party shall be entitled for all reasonable purposes in connection with the Agreement to a personal, non-exclusive, non-transferable licence, free of charge, to use such drawings, specifications and data. Use by the other Party of such drawings, specifications and data for any other purpose will entitle the issuing Party to terminate such license forthwith.

25. CONFIDENTIAL INFORMATION

    Each Party shall keep confidential and shall disclose only to its own employees and agents to the extent necessary for the performance of this Agreement and shall not, without the other Party's prior written consent, disclose to any third party any document or information acquired from the other Party pursuant to the Agreement and such documents and information shall only be used for the purpose of the Agreement provided however that nothing shall prevent either Party from disclosing information which:

        (a) is in its possession with the full right to disclose prior to receiving it from the other Party or,

        (b) is or later becomes public knowledge other than by a breach of this Clause 25 or,

        (c) it may independently receive from a third party with the full right to disclose or,

        (d) is developed independently of the information disclosed under this Clause 25 or,

        (e) is required by law to be disclosed,

    subject, in the case of disclosure to agents, to the signature by such agents of a confidentiality undertaking in favour of the party to whom any relevant information belongs in terms equivalent to the provisions of this clause 25.

26. GIFTS OR CONSIDERATIONS

    Nortel shall not offer to give or agree to give to any person any gift or consideration of any kind as an inducement or reward for doing or forbearing to do or for having done or forborne to do any act in relation to the obtaining or execution of this or any other agreement with Viatel or for showing or forbearing to show favour or disfavour to any person in relation to this or any other Agreement with Viatel.

27. EXPORT AND RE-EXPORT

27.1

    This Agreement is subject to the granting of all appropriate Governmental export and where applicable, import licences prior to any deliveries. In the event that such licences are not granted within 6 (six) months of signature of the Agreement then the Agreement shall be declared null and void. In such event neither Party shall have any claims against the other Party with respect to this Agreement.

27.2

    Regardless of any disclosure made by Viatel to Nortel of the ultimate destination of the System or any part thereof, Viatel undertakes not to export, either directly or indirectly, the System in whole or in part, nor any system incorporating the System in whole or in part without having first obtained clearance or a licence to re-export from the USA and/or Canadian Governments as required under their respective re-export regulations.

28. CONSTRUCTION OF AGREEMENT

    If any term or condition of the Agreement is held to be invalid under any applicable statute or rule of law, it shall be deemed to be omitted from these terms and conditions to the extent of such invalidity but the remainder of the Agreement provisions shall continue in full force.

29. SUBCONTRACTING

    Should any sub-contractor required by Nortel to perform the Works or parts thereof which were not identified to Viatel prior to signature of the Agreement, Nortel will submit details of the proposed sub-contractors for Viatel's approval prior to the sub-contractors commencing any work. Any notification by Nortel of such sub-contract not relieve Nortel from any liability or obligation under the Agreement.

30. NON-WAIVER

    The failure of either Party to give notice to the other of any breach or non-fulfilment of any provision, term or Clause of this Order shall not constitute a waiver thereof, nor shall the waiver of any breach or non-fulfilment of any provision, term or Clause hereof constitute a waiver of any other provision, term or Clause hereof.

31. SURVIVAL OF CONDITIONS

    The provisions of the following Clauses shall survive and shall continue in full force and effect notwithstanding the expiration or earlier termination of the Order:

    Clause 17 relating to Warranty

    Clause 19 relating to Right to Use Software

    Clause 20 relating to Liability and Insurance

    Clause 24 relating to Patents & Copyrights

    Clause 25 relating to Confidential Information

    Clause 27.2 relating to Re-export Controls

    Clause 28.1 relating to Applicable Law

                                    ANNEX B

             NORTEL TRADING ENTITIES FOR PURCHASE ORDER PLACEMENT.

                                 UNITED KINGDOM

                                  Nortel plc.,
                            Maidenhead Office Park,
                                 Westacott Way,
                                  Maidenhead,
                               Berkshire SL6 3QH

                                  NETHERLANDS

                              Northern Telecom BV,
                               Siriusdreef 17-27,
                               2132 WT Hoofddorp,

                                     FRANCE

                       Matra Nortel Communications SAS.,
                              33 quai Paul Doumer,
                               Paris la Defense,
                            92415 Courbevoie Cedex.

                                    BELGIUM

                             Northern Telecom NV.,
                                Belgicastraat 4,
                                 1930 Zaventum,
                                   Brussels.

                                    ANNEX C

                               SCHEDULE OF PRICES

                                                                        Annex C
                                                             Schedule of Prices
                                                            Section a - Summary

PRICE SUMMARY

                                                                                                ISSUE 1.0
                                                                                                 SELLING
ABBREVIATED DESCRIPTION                                                              CODE         PRICE       EXT PRICE
--------------------------------------------------------------------------------  -----------  ------------  -----------
                                                                                                   $US           $US

1.0 SDH Nodes (includes Belgian ring)...........................................                    *             *

2.0 Digital Cross Connects......................................................                    *             *

3.0 Network Management..........................................................                    *             *

4.0 Services (NetworkProject Management & Engineering, and Installation &
  Commissioning)................................................................                    *             *

5.0 Installation Materials......................................................                    *             *
                                                                                       -----   ------------  -----------

                                                                                       Total        *             *

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed seperately with the commission.

                                                                                                          VIATEL CIRCLE 1 CONTRACT
                                                                                                                           ANNEX C
                                                                                                                SCHEDULE OF PRICES
                                                                                                                    SECTION B - UK
           LONDON-WINTERTON R/A3                                                       ISSUE 1.0
           ----------------------------------------  -----------------------------------------------------------------------------
           ABBREVIATED DESCRIPTION                              CODE              SELLING PRICE    LON.-WIN. R/A3      EXT PRICE
           ----------------------------------------  --------------------------  ---------------  -----------------  -------------
                                                                                       $US               QTY              $US
1.0        TRANSMISSION EQUIPMENT

1.1        TN-16 4F
           Core
           OC192 SC060 SHELF CONTROLLER............  NTCA41BA                           *                 *                *
           MAINTENANCE INTERFACE...................  NTCA42AA                           *                 *                *
           *** CABLE ASSY (MODEM ACCESS)...........  NTCC8930                           *                 *                *
           MESSAGE TRANSFER CARD...................  NTCA48AA                           *                 *                *
           BREAKER MODULE..........................  NTCA40AA                           *                 *                *
           COMMON EQUIPMENT FILLER CARD (1 IN.)....  NTCA59AA                           *                 *                *
           PARTITIONED OPC CONTROLLER..............  NTCA50AA                           *
           *** CA ASSY (10 BASE T CROSSOVER).......  NT7E44KC                           *
           PARTITIONED OPC STORAGE MODULE..........  NTCA51AA                           *
           OPC FLASH CARTRIDGE.....................  NTCA53AA                           *
           PARTITIONED OPC IO MODULE...............  NTCA52AA                           *
           *** SM OPTICAL PATCHCORD 20M (66FT)
             (SC-TUNED) SEE A06....................  NT7E46HD                           *                 *                *
           *** SM OPTICAL PATCHCORD 20M (66FT)
             (SC-TUNED) W/MVOA.....................  NT7E47HD                           *                 *                *
           TRANSPORT SHELF FILLER CARD.............  NTCA49AA                           *                 *                *
           TRANSPORT SHELF SWITCH FILLER CARD......  NTCA49AB                           *                 *                *
           OC-192 OPTICAL AMPLIFIER W/ SERVICE
             CHANNEL (SC)..........................  NTCA11AC                           *                 *                *
           OC-192 OPTICAL AMPLIFIER (SC)...........  NTCA11BC                           *
           1625NM OPTICAL SERVICE CHANNEL (SC).....  NTCA11CC                           *
           1550/1625NM WDM COUPLER (SC)............  NTCC13AC                           *
           MOR RTU.................................  NTCA62DA                           *                 *                *

1.2        TN-16X
           Core
           STM16 LTE/ADM/RING SHELF--COST
             REDUCED...............................  NTFW50EA                           *
           SH PROCESSOR FOR SDH (DCC HUBBING)......  NT7E20GC                           *
           SH PROCESSOR(ETHERNET,SYNC MSG 24M).....  NT7E20KA                           *
           Maintenance Interface Unit..............  NT7E23AA                           *
           TN-16X Regenerator Subrack Kit..........  NTFW51AA                           *
           OC-48/STM-16 Ring Demux.................  NT8E06AB                           *
           OC48 DWDM 1528.77 NM RING TX............  NT8E11DQ                           *
           OC48 DWDM 1530.33 RING TRANSMITTER......  NT8E11FQ                           *
           OC48 WDM 1533.47 RING TRANSMITTER.......  NT8E11KQ                           *
           OC48 WDM 1535.04 RING TRANSMITTER.......  NT8E11MQ                           *
           OC48 DWDM 1550.92 NM RING TRANSMITTER...  NT8E11KR                           *
           OC48 DWDM 1552.52 RING TRANSMITTER......  NT8E11MR                           *
           OC48 DWDM 1555.75 NM RING TRANSMITTER...  NT8E11RR                           *
           OC48 DWDM 1557.36 RING TRANSMITTER......  NT8E11TR                           *
           OC48 DWDM 1528.77 NM REGEN..............  NT8E13DJ                           *
           OC48 DWDM 1530.33 REG/TX INTERFACE......  NT8E13FJ                           *
           OC48 DWDM 1533.47 REG/TX INTERFACE......  NT8E13KJ                           *
           OC48 DWDM 1535.04 REG/TX INTERFACE......  NT8E13MJ                           *
           OC48 DWDM 1550.92 REG/TX INTERFACE......  NT8E13KK                           *
           OC48 DWDM 1552.52 REG/TX INTERFACE......  NT8E13MK                           *
           OC48 DWDM 1555.75 REG/TX INTERFACE......  NT8E13RK                           *
           OC48 DWDM 1557.36 REG/TX INTERFACE......  NT8E13TK                           *
           OC-48/STM16 LR SAW Rx Interface (SC)....  NT8E02DD                           *
           STM1o IR 1310 Tributary I/F (SC)........  NTFW11CD                           *
           STM1 Optical Carrier Assembly...........  NTFW19BA                           *
           External synchronisation interface
             carrier...............................  NT7E19AA                           *
           External Synchronisation Interface (2
             MHz)..................................  NTFW27AA                           *
           *** OPTICAL PATCH CORD 20M (SC-SC)......  NT7E46FD                           *
           *** OPTICAL PATCH CORD W/MVOA 20M
             (SC-SC)...............................  NT7E47FD                           *
           KIT, SC OPTICAL CONNECTOR. INITIAL USE
             NTN401AA..............................  NTN459SC                           *
           *** FIBRE OPTIC CABLE ASSY STM1 DUPLEX
             SC-SC 20M.............................  NTFW5753                           *
           TN-16X Regenerator Software Licence
             (Release 7)...........................  NTQJ93GG                           *
           TN-16X Shared Protection Ring Software
             Licence (Release 7)...................  NTQJ93HG                           *
           Extra Traffic on Rings on Licence.......  NTQJ93TB                           *
           OPC with tape drive.....................  NT7E24BC                           *
           PHOENIX SUPERSET CODE FOR REL 7.........  NTFW97HA                           *
           *** CNET BAY/BAY CABLE 5.0M.............  NT7E44JC                           *
           TN-MS EC-16X Multi-user Licence.........  NTQJ93CA                           *
           TN-MS EC-16X Release 7 Licence..........  NTQJ93AG                           *
           TN-MS EC-16X Release 7 Standby Licence..  NTQJ93BG                           *
           FW TN-16X Rel 7 NTPS (CD-ROM)...........  NTFW64AH                           *
1.3        ADVANCED OPTICS (DWDM)
           DWDM FILTER MODULE SHELF ASSY--4
             POS--ETSI.............................  NTCE88BA                           *
           DWDM COUPLER 8W,MB/DR W/O VOA,SC........  NTCA10GC                           *


------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                          VIATEL CIRCLE 1 CONTRACT
                                                                                                                           ANNEX C
                                                                                                                SCHEDULE OF PRICES
                                                                                                                    SECTION B - UK

           DWDM COUPLER 8W,DB/MR W/O VOA,SC........  NTCA10HC                           *

           TN-1X
           Core
           TN-1X Synchronous Access Multiplexer
             Subrack...............................  25GMU00750GWV                      *
           Shelf Kit...............................  25SKM00750HFN                      *
           TN-1X Installation Kit..................  25SKM00807ABL                      *
           Local Craft Access Panel Type 1.........  25UEP00750GXB                      *
           Service Interface Module Type 10
             (Misc)................................  25UJJ00750GXC                      *
           Service Interface Module Type 40
             (LCAP)................................  25UJJ00750GWX                      *
           Subrack Cover Kit.......................  25SKM00750HFL                      *
           Rack Mounting Kit for ETSI..............  25SKM00019AAE                      *
           Dummy Front Panel 1"....................  25RBN00021AAB                      *
           Dummy SIA Panel 1"......................  25RBN00021AAA                      *
           Power Supply Unit.......................  25UPW00750HAY                      *
           Subrack Control Unit....................  25UMN00750GXD                      *
           Payload Manager (mixed payload).........  NTKD10AA                           *
           STM-1 G.957 L1.2 Optical Aggregate Port
             Card (1550nm).........................  25UTM00750HWH                      *
           STM-1 G.957 L-1.1, S1.1 Optical
             Tributary Card (1" wide)..............  NTKD11AA                           *
           ***Optical patchcord 20m FC-FC..........  NT7E46BD                           *
           Craft Access Terminal...................  NTQJ09AA                           *
           RS 232 Cable Assembly...................  25YCN00748AAA                      *
           TN-1 CAT Release 12 Application
             (3.5")................................  NTQJ35LA
           TN-MS CA-1X Release 12 Licence..........  NTQJ91DL
           Netscape Windows95 (Fastrack Server and
             Navigator)............................  NTQJ81BA                           *
           TN-1X Release 8 Software Download (from
             CAT)..................................  NTQJ36HA
           HP B132, 128Mbytes RAM, 2Gb HD, DAT, CD,
             N.Hem.................................  NTQJ01FA                           *
           TN-MS EC-1 Release 12 (DAT).............  NTQJ30LA
           Netscape for UNIX (Fastrack Server and
             Navigator)............................  NTQJ81AA                           *
           TN-1X Release 8 software download (from
             EC)...................................  NTQJ31HA
           TN-1C Release 3 Software kit (disk &
             tape).................................  NTFT81CA                           *
           TN-MS EC-1 Release 12 Licence for
             TN-1X.................................  NTQJ91AL                           *
           TN-MS EC-1 Release 12 Standby Licence...  NTQJ91BL                           *
           TN-MS EC-1 Multi-user Licence...........  NTQJ91CA                           *
           X terminal software on DAT..............  NTQJ05JB                           *
           TN-1X Rel 8 NTPs (CD-ROM MAC)...........  32HSC00456VEC                      *

           TN-1C
           Core
           TN-1C 8x2/16x2 turbo ADM (1550nm L1.2)..  NTFT52BI                           *
           AC/DC Power Unit........................  NTFT21AA                           *
           12V Battery.............................  NTFT24AA                           *
           ***BT43/5F & 3002 cable assy 20m........  32YCN00750CAA                      *
           ***Optical patchcord 20m FC-FC..........  NT7E46BD                           *
           TN-MS EC-1 Release 12 Licence for
             TN-1C.................................  NTQJ91FL                           *
           Craft Access Terminal...................  NTQJ09AA                           *
           CAT Cable Assembly......................  NTFT15AC                           *
           TN-1C Release 3 Software kit (disk &
             tape).................................  NTFT81CA                           *
           TN-1 CAT Release 12 Application
             (3.5")................................  NTQJ35LA
           Netscape Windows95 (Fastrack Server and
             Navigator)............................  NTQJ81BA                           *
           TN-1C Release 3 handbook CD-ROM.........  NTFT66CA                           *

1.4        DXC                                                                          *
           256 Port Cross Connect (MSH84)..........  MSH84
           STM-1 Optical card......................
           16 x 2Mbit/s Port Unit..................
           MV-36 Element controller................  MV-36
           Managed Object Agent (MOA)..............

1.5        TN-MS INM                                                                    *
           Hardware
           HP C200 workstation, north & south
             hemisphere............................  NTQJ01GC
           NRM Release 6 Software and Handbooks....  NTQJ12FA
           NRM Release 6 Feature Profile Tape--Core
             + IM + PM + CM........................  NTQJ10FK
           TN-MS NRM (Rel6) Alarm surveillance
             Licence...............................  NTQJ90AF
           TN-MS NRM (Rel6) Electronic Software
             Delivery Licence......................  NTQJ90BF
           TN-MS NRM (Rel6) Inventory Manager
             Licence...............................  NTQJ90DF
           TN-MS NRM (Rel6) Perf. Mon.
             Consolidation Licence.................  NTQJ90EF
           TN-MS NRM (Rel6) Connection Management
             Licence...............................  NTQJ90FF
           TN-MS NRM (Rel6) Software Management
             User Guide............................  NTQJ19FT
           TN-MS NRM (Rel6) Inventory Management
             User Guide............................  NTQJ19FX
           TN-MS NRM (Rel6) Performance Management
             User Guide............................  NTQJ19FW
           TN-MS NRM (Rel6) Connection Management
             User Guide............................  NTQJ19FV
           Router 2501 OSI.........................  NTJM01BA
           Router 2514 OSI.........................  NTJM01KA
           DCN RConfig "P" 2514 ent. 0 tunnels,
             Ser: 2 L2,0 L1 CPC Allocated:
             A0741950..............................  NTJM9914
           DCN RConfig "P" 2514 ent. 1 tunnel, Ser:
             1 L2,1 L1 CPC Allocated: A0741941.....  NTJM9912
           HS modem SP-1-AR,AC.....................  NTJM01SA
           Shelf Cantilever 19in mounting..........  P0878672


------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                          VIATEL CIRCLE 1 CONTRACT
                                                                                                                           ANNEX C
                                                                                                                SCHEDULE OF PRICES
                                                                                                                    SECTION B - UK

           Transceiver 10BaseT.....................  NTJM01VA
           Ethernet 10BaseT Transceiver............  A0383333
           Baystack 101 10baseT hub 12 port RJ45
             250VAC................................  NTJM02PA
           ***Cable Assy LAN RJ45--RJ45 h/e........  32YCN00727AFA
           ***Ethernet kit for OPC hub
             (20m,OC-48)...........................  NT7E44JE

1.6        NETWORK SYNCHRONISATION                                                      *
           DCD-521C................................
           DCD-Cs ETSI Standalone Cesium PRC.......  990-43100-02
           DCD-LPR Shelf GPS Applications..........  990-44100-12
           GPS Timing Kit E1 (Rubidium or Quartz)..  990-44140-14
           Blank Unit LPR..........................  090-44198-01
           LOU-2 Dual oscillator...................  090-44145-02
           DCD-521/C ETSI Shelf Master/Expansion...  990-44210-01
           MRC-EA/Input card 2MHz/2Mb/s, 4 inputs..  090-44010-06
           TNCE Clock card rubidium................  090-44017-02
           TNC Clock card transit node OCXO........  090-44020-02
           TO-EA Output card 2MHz/2Mb/s 10
             outputs...............................  090-44029-01
           MIS Maint i'f analysis/config/remote....  990-44018-14
           Blank Panel 1 TO slot wide..............  074-00208-01
           Timing Input Module MRC SMB.............  990-45107-02
           Timing Output Module SMB,1:1 prot.......  990-45105-07

1.7        EQUIPMENT PRACTICE
           Mechanical bay assy ETSI (no expansion
             sh)...................................  NTCE89AA                           *                 *                *
           NTE-STM16 Rack (2200 x 600 x 300)--cost
             reduced...............................  NTFW70EA                           *
           TN-16X Installation Kit.................  25SKM00807ABM                      *
           REGEN Rack Assy.........................  NTFW71AA                           *
           Rack side cover L/H u/o NTFW70AA........  P0725173                           *
           Rack side cover R/H u/o NTFW70AA........  P0725175                           *
           Mechanical assembly, rack, 42U..........  A0726263
           Distribution block 8 way left hand cable
             entry.................................  A0729317
           Distribution block 8 way right hand
             cable entry...........................  A0729318
           ETSI Rack, 220cm, without side panels...  NTKD70AA                           *
           NT ETSI Rack Standard Inst.Kit..........  25SKM00807ABE                      *
           ETSI Rack 48V DC Distrib Panel with Rack
             Alarm Unit............................  25SKM00807AAN                      *

1.8        ADDITIONAL ITEMS
           OC-192 REL 1.4 SUPERSET CUSTOMER
             LOADS.................................  ***PLM_TN-16X_NC_1
           AC Power Cable Assembly.................  PLM_Source_locally                 *
           ***Cable Assy, RJ45 crossover...........  32YCN01094AFA                      *
           *** OPTICAL PATCHCORD 20M SC-SC.........  PLM_Advanced Optics_NC_3           *

           TOTAL EXTENDED EQUIPMENT PRICE..........                                                                        *

2.0        INSTALLATION & COMMISSIONING............                                     *                                  *
           Installation Materials..................                                     *
                                                                                                                         -----
           TOTAL EXTENDED PRICE....................                                                                        *
                                                                                                                         -----
                                                                                                                         -----

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                          VIATEL CIRCLE 1 CONTRACT
                                                                                                                           ANNEX C
                                                                                                                SCHEDULE OF PRICES
                                                                                                                    SECTION B - UK

           LONDON-WINTERTON R/A2                                                       ISSUE 1.0
           ----------------------------------------  -----------------------------------------------------------------------------

           ABBREVIATED DESCRIPTION                              CODE              SELLING PRICE    LON.-WIN. R/A2      EXT PRICE
           ----------------------------------------  --------------------------  ---------------  -----------------  -------------
                                                                                       $US               QTY              $US
1.0        TRANSMISSION EQUIPMENT

1.1        TN-16 4F
           Core
           OC192 SC060 SHELF CONTROLLER............  NTCA41BA                           *                 *                *
           MAINTENANCE INTERFACE...................  NTCA42AA                           *                 *                *
           *** CABLE ASSY (MODEM ACCESS)...........  NTCC8930                           *                 *                *
           MESSAGE TRANSFER CARD...................  NTCA48AA                           *                 *                *
           BREAKER MODULE..........................  NTCA40AA                           *                 *                *
           COMMON EQUIPMENT FILLER CARD (1 IN.)....  NTCA59AA                           *                 *                *
           PARTITIONED OPC CONTROLLER..............  NTCA50AA                           *
           *** CA ASSY (10 BASE T CROSSOVER).......  NT7E44KC                           *
           PARTITIONED OPC STORAGE MODULE..........  NTCA51AA                           *
           OPC FLASH CARTRIDGE.....................  NTCA53AA                           *
           PARTITIONED OPC IO MODULE...............  NTCA52AA                           *
           *** SM OPTICAL PATCHCORD 20M (66FT)
             (SC-TUNED) SEE A06....................  NT7E46HD                           *                 *                *
           *** SM OPTICAL PATCHCORD 20M (66FT)
             (SC-TUNED) W/MVOA.....................  NT7E47HD                           *                 *                *
           TRANSPORT SHELF FILLER CARD.............  NTCA49AA                           *                 *                *
           TRANSPORT SHELF SWITCH FILLER CARD......  NTCA49AB                           *                 *                *
           OC-192 OPTICAL AMPLIFIER W/ SERVICE
             CHANNEL (SC)..........................  NTCA11AC                           *                 *                *
           OC-192 OPTICAL AMPLIFIER (SC)...........  NTCA11BC                           *
           1625NM OPTICAL SERVICE CHANNEL (SC).....  NTCA11CC                           *
           1550/1625NM WDM COUPLER (SC)............  NTCC13AC                           *
           MOR RTU.................................  NTCA62DA                           *                 *                *

1.2        TN-16X
           Core
           STM16 LTE/ADM/RING SHELF--COST
             REDUCED...............................  NTFW50EA                           *
           SH PROCESSOR FOR SDH (DCC HUBBING)......  NT7E20GC                           *
           SH PROCESSOR(ETHERNET,SYNC MSG 24M).....  NT7E20KA                           *
           Maintenance Interface Unit..............  NT7E23AA                           *
           TN-16X Regenerator Subrack Kit..........  NTFW51AA                           *
           OC-48/STM-16 Ring Demux.................  NT8E06AB                           *
           OC48 DWDM 1528.77 NM RING TX............  NT8E11DQ                           *
           OC48 DWDM 1530.33 RING TRANSMITTER......  NT8E11FQ                           *
           OC48 WDM 1533.47 RING TRANSMITTER.......  NT8E11KQ                           *
           OC48 WDM 1535.04 RING TRANSMITTER.......  NT8E11MQ                           *
           OC48 DWDM 1550.92 NM RING TRANSMITTER...  NT8E11KR                           *
           OC48 DWDM 1552.52 RING TRANSMITTER......  NT8E11MR                           *
           OC48 DWDM 1555.75 NM RING TRANSMITTER...  NT8E11RR                           *
           OC48 DWDM 1557.36 RING TRANSMITTER......  NT8E11TR                           *
           OC48 DWDM 1528.77 NM REGEN..............  NT8E13DJ                           *
           OC48 DWDM 1530.33 REG/TX INTERFACE......  NT8E13FJ                           *
           OC48 DWDM 1533.47 REG/TX INTERFACE......  NT8E13KJ                           *
           OC48 DWDM 1535.04 REG/TX INTERFACE......  NT8E13MJ                           *
           OC48 DWDM 1550.92 REG/TX INTERFACE......  NT8E13KK                           *
           OC48 DWDM 1552.52 REG/TX INTERFACE......  NT8E13MK                           *
           OC48 DWDM 1555.75 REG/TX INTERFACE......  NT8E13RK                           *
           OC48 DWDM 1557.36 REG/TX INTERFACE......  NT8E13TK                           *
           OC-48/STM16 LR SAW Rx Interface (SC)....  NT8E02DD                           *
           STM1o IR 1310 Tributary I/F (SC)........  NTFW11CD                           *
           STM1 Optical Carrier Assembly...........  NTFW19BA                           *
           External synchronisation interface
             carrier...............................  NT7E19AA                           *
           External Synchronisation Interface (2
             MHz)..................................  NTFW27AA                           *
           *** OPTICAL PATCH CORD 20M (SC-SC)......  NT7E46FD                           *
           *** OPTICAL PATCH CORD W/MVOA 20M
             (SC-SC)...............................  NT7E47FD                           *
           KIT, SC OPTICAL CONNECTOR. INITIAL USE
             NTN401AA..............................  NTN459SC                           *
           *** FIBRE OPTIC CABLE ASSY STM1 DUPLEX
             SC-SC 20M.............................  NTFW5753                           *
           TN-16X Regenerator Software Licence
             (Release 7)...........................  NTQJ93GG                           *
           TN-16X Shared Protection Ring Software
             Licence (Release 7)...................  NTQJ93HG                           *
           Extra Traffic on Rings on Licence.......  NTQJ93TB                           *
           OPC with tape drive.....................  NT7E24BC                           *
           PHOENIX SUPERSET CODE FOR REL 7.........  NTFW97HA                           *
           *** CNET BAY/BAY CABLE 5.0M.............  NT7E44JC                           *
           TN-MS EC-16X Multi-user Licence.........  NTQJ93CA                           *
           TN-MS EC-16X Release 7 Licence..........  NTQJ93AG                           *
           TN-MS EC-16X Release 7 Standby Licence..  NTQJ93BG                           *
           FW TN-16X Rel 7 NTPS (CD-ROM)...........  NTFW64AH                           *

1.3        ADVANCED OPTICS (DWDM)
           Core
           DWDM FILTER MODULE SHELF ASSY--4
             POS--ETSI.............................  NTCE88BA                           *
           DWDM COUPLER 8W,MB/DR W/O VOA,SC........  NTCA10GC                           *


------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                          VIATEL CIRCLE 1 CONTRACT
                                                                                                                           ANNEX C
                                                                                                                SCHEDULE OF PRICES
                                                                                                                    SECTION B - UK

           DWDM COUPLER 8W,DB/MR W/O VOA,SC........  NTCA10HC                           *

           TN-1X
           Core
           TN-1X Synchronous Access Multiplexer
             Subrack...............................  25GMU00750GWV                      *
           Shelf Kit...............................  25SKM00750HFN                      *
           TN-1X Installation Kit..................  25SKM00807ABL                      *
           Local Craft Access Panel Type 1.........  25UEP00750GXB                      *
           Service Interface Module Type 10
             (Misc)................................  25UJJ00750GXC                      *
           Service Interface Module Type 40
             (LCAP)................................  25UJJ00750GWX                      *
           Subrack Cover Kit.......................  25SKM00750HFL                      *
           Rack Mounting Kit for ETSI..............  25SKM00019AAE                      *
           Dummy Front Panel 1"....................  25RBN00021AAB                      *
           Dummy SIA Panel 1"......................  25RBN00021AAA                      *
           Power Supply Unit.......................  25UPW00750HAY                      *
           Subrack Control Unit....................  25UMN00750GXD                      *
           Payload Manager (mixed payload).........  NTKD10AA                           *
           STM-1 G.957 L1.2 Optical Aggregate Port
             Card (1550nm).........................  25UTM00750HWH                      *
           STM-1 G.957 L-1.1, S1.1 Optical
             Tributary Card (1" wide)..............  NTKD11AA                           *
           ***Optical patchcord 20m FC-FC..........  NT7E46BD                           *
           Craft Access Terminal...................  NTQJ09AA                           *
           RS 232 Cable Assembly...................  25YCN00748AAA                      *
           TN-1 CAT Release 12 Application
             (3.5")................................  NTQJ35LA
           TN-MS CA-1X Release 12 Licence..........  NTQJ91DL
           Netscape Windows95 (Fastrack Server and
             Navigator)............................  NTQJ81BA                           *
           TN-1X Release 8 Software Download (from
             CAT)..................................  NTQJ36HA
           HP B132, 128Mbytes RAM, 2Gb HD, DAT, CD,
             N.Hem.................................  NTQJ01FA                           *
           TN-MS EC-1 Release 12 (DAT).............  NTQJ30LA
           Netscape for UNIX (Fastrack Server and
             Navigator)............................  NTQJ81AA                           *
           TN-1X Release 8 software download (from
             EC)...................................  NTQJ31HA
           TN-1C Release 3 Software kit (disk &
             tape).................................  NTFT81CA                           *
           TN-MS EC-1 Release 12 Licence for
             TN-1X.................................  NTQJ91AL                           *
           TN-MS EC-1 Release 12 Standby Licence...  NTQJ91BL                           *
           TN-MS EC-1 Multi-user Licence...........  NTQJ91CA                           *
           X terminal software on DAT..............  NTQJ05JB                           *
           TN-1X Rel 8 NTPs (CD-ROM MAC)...........  32HSC00456VEC                      *

           TN-1C
           Core
           TN-1C 8x2/16x2 turbo ADM (1550nm L1.2)..  NTFT52BI                           *
           AC/DC Power Unit........................  NTFT21AA                           *
           12V Battery.............................  NTFT24AA                           *
           ***BT43/5F & 3002 cable assy 20m........  32YCN00750CAA                      *
           ***Optical patchcord 20m FC-FC..........  NT7E46BD                           *
           TN-MS EC-1 Release 12 Licence for
             TN-1C.................................  NTQJ91FL                           *
           Craft Access Terminal...................  NTQJ09AA                           *
           CAT Cable Assembly......................  NTFT15AC                           *
           TN-1C Release 3 Software kit (disk &
             tape).................................  NTFT81CA                           *
           TN-1 CAT Release 12 Application
             (3.5")................................  NTQJ35LA
           Netscape Windows95 (Fastrack Server and
             Navigator)............................  NTQJ81BA                           *
           TN-1C Release 3 handbook CD-ROM.........  NTFT66CA                           *

1.4        DXC                                                                          *
           256 Port Cross Connect (MSH84)..........  MSH84
           STM-1 Optical card......................
           16 x 2Mbit/s Port Unit..................
           MV-36 Element controller................  MV-36
           Managed Object Agent (MOA)..............

1.5        TN-MS INM                                                                    *
           Hardware
           HP C200 workstation, north & south
             hemisphere............................  NTQJ01GC
           NRM Release 6 Software and Handbooks....  NTQJ12FA
           NRM Release 6 Feature Profile Tape--Core
             + IM + PM + CM........................  NTQJ10FK
           TN-MS NRM (Rel6) Alarm surveillance
             Licence...............................  NTQJ90AF
           TN-MS NRM (Rel6) Electronic Software
             Delivery Licence......................  NTQJ90BF
           TN-MS NRM (Rel6) Inventory Manager
             Licence...............................  NTQJ90DF
           TN-MS NRM (Rel6) Perf. Mon.
             Consolidation Licence.................  NTQJ90EF
           TN-MS NRM (Rel6) Connection Management
             Licence...............................  NTQJ90FF
           TN-MS NRM (Rel6) Software Management
             User Guide............................  NTQJ19FT
           TN-MS NRM (Rel6) Inventory Management
             User Guide............................  NTQJ19FX
           TN-MS NRM (Rel6) Performance Management
             User Guide............................  NTQJ19FW
           TN-MS NRM (Rel6) Connection Management
             User Guide............................  NTQJ19FV
           Router 2501 OSI.........................  NTJM01BA
           Router 2514 OSI.........................  NTJM01KA
           DCN RConfig "P" 2514 ent. 0 tunnels,
             Ser: 2 L2,0 L1 CPC Allocated:
             A0741950..............................  NTJM9914
           DCN RConfig "P" 2514 ent. 1 tunnel, Ser:
             1 L2,1 L1 CPC Allocated: A0741941.....  NTJM9912
           HS modem SP-1-AR,AC.....................  NTJM01SA
           Shelf Cantilever 19in mounting..........  P0878672

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                          VIATEL CIRCLE 1 CONTRACT
                                                                                                                           ANNEX C
                                                                                                                SCHEDULE OF PRICES
                                                                                                                    SECTION B - UK
           Transceiver 10BaseT.....................  NTJM01VA
           Ethernet 10BaseT Transceiver............  A0383333
           Baystack 101 10baseT hub 12 port RJ45
             250VAC................................  NTJM02PA
           ***Cable Assy LAN RJ45--RJ45 h/e........  32YCN00727AFA
           ***Ethernet kit for OPC hub
             (20m,OC-48)...........................  NT7E44JE

1.6        NETWORK SYNCHRONISATION                                                      *
           DCD-521C
           DCD-Cs ETSI Standalone Cesium PRC.......  990-43100-02
           DCD-LPR Shelf GPS Applications..........  990-44100-12
           GPS Timing Kit E1 (Rubidium or Quartz)..  990-44140-14
           Blank Unit LPR..........................  090-44198-01
           LOU-2 Dual oscillator...................  090-44145-02
           DCD-521/C ETSI Shelf Master/Expansion...  990-44210-01
           MRC-EA/Input card 2MHz/2Mb/s, 4 inputs..  090-44010-06
           TNCE Clock card rubidium................  090-44017-02
           TNC Clock card transit node OCXO........  090-44020-02
           TO-EA Output card 2MHz/2Mb/s 10
             outputs...............................  090-44029-01
           MIS Maint i'f analysis/config/remote....  990-44018-14
           Blank Panel 1 TO slot wide..............  074-00208-01
           Timing Input Module MRC SMB.............  990-45107-02
           Timing Output Module SMB,1:1 prot.......  990-45105-07

1.7        EQUIPMENT PRACTICE
           Mechanical bay assy ETSI (no expansion
             sh)...................................  NTCE89AA                           *                 *                *
           NTE-STM16 Rack (2200 x 600 x 300)--cost
             reduced...............................  NTFW70EA                           *
           TN-16X Installation Kit.................  25SKM00807ABM                      *
           REGEN Rack Assy.........................  NTFW71AA                           *
           Rack side cover L/H u/o NTFW70AA........  P0725173                           *
           Rack side cover R/H u/o NTFW70AA........  P0725175                           *
           Mechanical assembly, rack, 42U..........  A0726263
           Distribution block 8 way left hand cable
             entry.................................  A0729317
           Distribution block 8 way right hand
             cable entry...........................  A0729318
           ETSI Rack, 220cm, without side panels...  NTKD70AA                           *
           NT ETSI Rack Standard Inst.Kit..........  25SKM00807ABE                      *
           ETSI Rack 48V DC Distrib Panel with Rack
             Alarm Unit............................  25SKM00807AAN                      *

1.8        ADDITIONAL ITEMS
           OC-192 REL 1.4 SUPERSET CUSTOMER
             LOADS.................................  ***PLM_TN-16X_NC_1
           AC Power Cable Assembly.................  PLM_Source_locally                 *
           ***Cable Assy, RJ45 crossover...........  32YCN01094AFA                      *
           *** OPTICAL PATCHCORD 20M SC-SC.........  PLM_Advanced Optics_NC_3           *

           TOTAL EXTENDED EQUIPMENT PRICE                                                                                  *

2.0        INSTALLATION & COMMISSIONING............  *                                  *                 *                *
           Installation Materials..................                                     *
                                                                                                                         -----
           TOTAL EXTENDED PRICE....................                                                                        *
                                                                                                                         -----
                                                                                                                         -----

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                                     SECTION B - UK

           LONDON-WINTERTON R/A1                                                       ISSUE 1.0
           ----------------------------------------  ------------------------------------------------------------------------------
           ABBREVIATED DESCRIPTION                              CODE               SELLING PRICE    LON.-WIN. R/A3      EXT PRICE
           ----------------------------------------  ---------------------------  ---------------  -----------------  -------------
                                                                                        $US               QTY              $US
1.0        TRANSMISSION EQUIPMENT

1.1        TN-16 4F
           Core
           OC192 SC060 SHELF CONTROLLER............  NTCA41BA                            *                 *                *
           MAINTENANCE INTERFACE...................  NTCA42AA                            *                 *                *
           *** CABLE ASSY (MODEM ACCESS)...........  NTCC8930                            *                 *                *
           MESSAGE TRANSFER CARD...................  NTCA48AA                            *                 *                *
           BREAKER MODULE..........................  NTCA40AA                            *                 *                *
           COMMON EQUIPMENT FILLER CARD (1 IN.)....  NTCA59AA                            *                 *                *
           PARTITIONED OPC CONTROLLER..............  NTCA50AA                            *
           *** CA ASSY (10 BASE T CROSSOVER).......  NT7E44KC                            *
           PARTITIONED OPC STORAGE MODULE..........  NTCA51AA                            *
           OPC FLASH CARTRIDGE.....................  NTCA53AA                            *
           PARTITIONED OPC IO MODULE...............  NTCA52AA                            *
           *** SM OPTICAL PATCHCORD 20M (66FT)
             (SC-TUNED) SEE A06....................  NT7E46HD                            *                 *                *
           *** SM OPTICAL PATCHCORD 20M (66FT)
             (SC-TUNED) W/MVOA.....................  NT7E47HD                            *                 *                *
           TRANSPORT SHELF FILLER CARD.............  NTCA49AA                            *                 *                *
           TRANSPORT SHELF SWITCH FILLER CARD......  NTCA49AB                            *                 *                *
           OC-192 OPTICAL AMPLIFIER W/ SERVICE
             CHANNEL (SC)..........................  NTCA11AC                            *
           OC-192 OPTICAL AMPLIFIER (SC)...........  NTCA11BC                            *
           1625NM OPTICAL SERVICE CHANNEL (SC).....  NTCA11CC                            *
           1550/1625NM WDM COUPLER (SC)............  NTCC13AC                            *
           MOR RTU.................................  NTCA62DA                            *                 *                *

1.2        TN-16X
           Core
           STM16 LTE/ADM/RING SHELF--COST
             REDUCED...............................  NTFW50EA                            *
           SH PROCESSOR FOR SDH (DCC HUBBING)......  NT7E20GC                            *
           SH PROCESSOR(ETHERNET,SYNC MSG 24M).....  NT7E20KA                            *
           Maintenance Interface Unit..............  NT7E23AA                            *
           TN-16X Regenerator Subrack Kit..........  NTFW51AA                            *
           OC-48/STM-16 Ring Demux.................  NT8E06AB                            *
           OC48 DWDM 1528.77 NM RING TX............  NT8E11DQ                            *
           OC48 DWDM 1530.33 RING TRANSMITTER......  NT8E11FQ                            *
           OC48 WDM 1533.47 RING TRANSMITTER.......  NT8E11KQ                            *
           OC48 WDM 1535.04 RING TRANSMITTER.......  NT8E11MQ                            *
           OC48 DWDM 1550.92 NM RING TRANSMITTER...  NT8E11KR                            *
           OC48 DWDM 1552.52 RING TRANSMITTER......  NT8E11MR                            *
           OC48 DWDM 1555.75 NM RING TRANSMITTER...  NT8E11RR                            *
           OC48 DWDM 1557.36 RING TRANSMITTER......  NT8E11TR                            *
           OC48 DWDM 1528.77 NM REGEN..............  NT8E13DJ                            *
           OC48 DWDM 1530.33 REG/TX INTERFACE......  NT8E13FJ                            *
           OC48 DWDM 1533.47 REG/TX INTERFACE......  NT8E13KJ                            *
           OC48 DWDM 1535.04 REG/TX INTERFACE......  NT8E13MJ                            *
           OC48 DWDM 1550.92 REG/TX INTERFACE......  NT8E13KK                            *
           OC48 DWDM 1552.52 REG/TX INTERFACE......  NT8E13MK                            *
           OC48 DWDM 1555.75 REG/TX INTERFACE......  NT8E13RK                            *
           OC48 DWDM 1557.36 REG/TX INTERFACE......  NT8E13TK                            *
           OC-48/STM16 LR SAW Rx Interface (SC)....  NT8E02DD                            *
           STM1o IR 1310 Tributary I/F (SC)........  NTFW11CD                            *
           STM1 Optical Carrier Assembly...........  NTFW19BA                            *
           External synchronisation interface
             carrier...............................  NT7E19AA                            *
           External Synchronisation Interface (2
             MHz)..................................  NTFW27AA                            *
           *** OPTICAL PATCH CORD 20M (SC-SC)......  NT7E46FD                            *
           *** OPTICAL PATCH CORD W/MVOA 20M
             (SC-SC)...............................  NT7E47FD                            *
           KIT, SC OPTICAL CONNECTOR. INITIAL USE
             NTN401AA..............................  NTN459SC                            *
           *** FIBRE OPTIC CABLE ASSY STM1 DUPLEX
             SC-SC 20M.............................  NTFW5753                            *
           TN-16X Regenerator Software Licence
             (Release 7)...........................  NTQJ93GG                            *
           TN-16X Shared Protection Ring Software
             Licence (Release 7)...................  NTQJ93HG                            *
           Extra Traffic on Rings on Licence.......  NTQJ93TB                            *
           OPC with tape drive.....................  NT7E24BC                            *
           PHOENIX SUPERSET CODE FOR REL 7.........  NTFW97HA                            *
           *** CNET BAY/BAY CABLE 5.0M.............  NT7E44JC                            *
           TN-MS EC-16X Multi-user Licence.........  NTQJ93CA                            *
           TN-MS EC-16X Release 7 Licence..........  NTQJ93AG                            *
           TN-MS EC-16X Release 7 Standby Licence..  NTQJ93BG                            *
           FW TN-16X Rel 7 NTPS (CD-ROM)...........  NTFW64AH                            *

1.3        ADVANCED OPTICS (DWDM)
           Core
           DWDM FILTER MODULE SHELF ASSY--4
             POS--ETSI.............................  NTCE88BA                            *
           DWDM COUPLER 8W,MB/DR W/O VOA,SC........  NTCA10GC                            *

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                                     SECTION B - UK

           DWDM COUPLER 8W,DB/MR W/O VOA,SC........  NTCA10HC                            *

           TN-1X
           Core
           TN-1X Synchronous Access Multiplexer
             Subrack...............................  25GMU00750GWV                       *
           Shelf Kit...............................  25SKM00750HFN                       *
           TN-1X Installation Kit..................  25SKM00807ABL                       *
           Local Craft Access Panel Type 1.........  25UEP00750GXB                       *
           Service Interface Module Type 10
             (Misc)................................  25UJJ00750GXC                       *
           Service Interface Module Type 40
             (LCAP)................................  25UJJ00750GWX                       *
           Subrack Cover Kit.......................  25SKM00750HFL                       *
           Rack Mounting Kit for ETSI..............  25SKM00019AAE                       *
           Dummy Front Panel 1'....................  25RBN00021AAB                       *
           Dummy SIA Panel 1'......................  25RBN00021AAA                       *
           Power Supply Unit.......................  25UPW00750HAY                       *
           Subrack Control Unit....................  25UMN00750GXD                       *
           Payload Manager (mixed payload).........  NTKD10AA                            *
           STM-1 G.957 L1.2 Optical Aggregate Port
             Card (1550nm).........................  25UTM00750HWH                       *
           STM-1 G.957 L-1.1, S1.1 Optical
             Tributary Card (1'wide)...............  NTKD11AA                            *
           ***Optical patchcord 20m FC-FC..........  NT7E46BD                            *
           Craft Access Terminal...................  NTQJ09AA                            *
           RS 232 Cable Assembly...................  25YCN00748AAA                       *
           TN-1 CAT Release 12 Application
             (3.5")................................  NTQJ35LA
           TN-MS CA-1X Release 12 Licence..........  NTQJ91DL
           Netscape Windows95 (Fastrack Server and
             Navigator)............................  NTQJ81BA                            *
           TN-1X Release 8 Software Download (from
             CAT)..................................  NTQJ36HA
           HP B132, 128Mbytes RAM, 2Gb HD, DAT, CD,
             N.Hem.................................  NTQJ01FA                            *
           TN-MS EC-1 Release 12 (DAT).............  NTQJ30LA
           Netscape for UNIX (Fastrack Server and
             Navigator)............................  NTQJ81AA                            *
           TN-1X Release 8 software download (from
             EC)...................................  NTQJ31HA
           TN-1C Release 3 Software kit (disk &
             tape).................................  NTFT81CA                            *
           TN-MS EC-1 Release 12 Licence for
             TN-1X.................................  NTQJ91AL                            *
           TN-MS EC-1 Release 12 Standby Licence...  NTQJ91BL                            *
           TN-MS EC-1 Multi-user Licence...........  NTQJ91CA                            *
           X terminal software on DAT..............  NTQJ05JB                            *
           TN-1X Rel 8 NTPs (CD-ROM MAC)...........  32HSC00456VEC                       *

           TN-1C
           Core
           TN-1C 8x2/16x2 turbo ADM (1550nm L1.2)..  NTFT52BI                            *
           AC/DC Power Unit........................  NTFT21AA                            *
           12V Battery.............................  NTFT24AA                            *
           ***BT43/5F & 3002 cable assy 20m........  32YCN00750CAA                       *
           ***Optical patchcord 20m FC-FC..........  NT7E46BD                            *
           TN-MS EC-1 Release 12 Licence for
             TN-1C.................................  NTQJ91FL                            *
           Craft Access Terminal...................  NTQJ09AA                            *
           CAT Cable Assembly......................  NTFT15AC                            *
           TN-1C Release 3 Software kit (disk &
             tape).................................  NTFT81CA                            *
           TN-1 CAT Release 12 Application
             (3.5")................................  NTQJ35LA
           Netscape Windows95 (Fastrack Server and
             Navigator)............................  NTQJ81BA                            *
           TN-1C Release 3 handbook CD-ROM.........  NTFT66CA                            *

1.4        DXC                                                                           *
           256 Port Cross Connect (MSH84)..........  MSH84
           STM-1 Optical card
           16 x 2Mbit/s Port Unit
           MV-36 Element controller................  MV-36
           Managed Object Agent (MOA)

1.5        TN-MS INM                                                                     *
           Hardware
           HP C200 workstation, north & south
             hemisphere............................  NTQJ01GC
           NRM Release 6 Software and Handbooks....  NTQJ12FA
           NRM Release 6 Feature Profile Tape--Core
             + IM + PM + CM........................  NTQJ10FK
           TN-MS NRM (Rel6) Alarm surveillance
             Licence...............................  NTQJ90AF
           TN-MS NRM (Rel6) Electronic Software
             Delivery Licence......................  NTQJ90BF
           TN-MS NRM (Rel6) Inventory Manager
             Licence...............................  NTQJ90DF
           TN-MS NRM (Rel6) Perf. Mon.
             Consolidation Licence.................  NTQJ90EF
           TN-MS NRM (Rel6) Connection Management
             Licence...............................  NTQJ90FF
           TN-MS NRM (Rel6) Software Management
             User Guide............................  NTQJ19FT
           TN-MS NRM (Rel6) Inventory Management
             User Guide............................  NTQJ19FX
           TN-MS NRM (Rel6) Performance Management
             User Guide............................  NTQJ19FW
           TN-MS NRM (Rel6) Connection Management
             User Guide............................  NTQJ19FV
           Router 2501 OSI.........................  NTJM01BA
           Router 2514 OSI.........................  NTJM01KA
           DCN RConfig "P" 2514 ent. 0 tunnels,
             Ser: 2 L2,0 L1 CPC Allocated:
             A0741950..............................  NTJM9914
           DCN RConfig "P" 2514 ent. 1 tunnel, Ser:
             1 L2,1 L1 CPC Allocated: A0741941.....  NTJM9912
           HS modem SP-1-AR,AC.....................  NTJM01SA
           Shelf Cantilever 19in mounting..........  P0878672

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                                     SECTION B - UK


           Transceiver 10BaseT.....................  NTJM01VA
           Ethernet 10BaseT Transceiver............  A0383333
           Baystack 101 10baseT hub 12 port RJ45
             250VAC................................  NTJM02PA
           ***Cable Assy LAN RJ45--RJ45 h/e........  32YCN00727AFA
           ***Ethernet kit for OPC hub
             (20m,OC-48)...........................  NT7E44JE

1.6        NETWORK SYNCHRONISATION                                                       *
           DCD-521C
           DCD-Cs ETSI Standalone Cesium PRC.......  990-43100-02
           DCD-LPR Shelf GPS Applications..........  990-44100-12
           GPS Timing Kit E1 (Rubidium or Quartz)..  990-44140-14
           Blank Unit LPR..........................  090-44198-01
           LOU-2 Dual oscillator...................  090-44145-02
           DCD-521/C ETSI Shelf Master/Expansion...  990-44210-01
           MRC-EA/Input card 2MHz/2Mb/s, 4 inputs..  090-44010-06
           TNCE Clock card rubidium................  090-44017-02
           TNC Clock card transit node OCXO........  090-44020-02
           TO-EA Output card 2MHz/2Mb/s 10
             outputs...............................  090-44029-01
           MIS Maint i'f analysis/config/remote....  990-44018-14
           Blank Panel 1 TO slot wide..............  074-00208-01
           Timing Input Module MRC SMB.............  990-45107-02
           Timing Output Module SMB,1:1 prot.......  990-45105-07

1.7        EQUIPMENT PRACTICE
           Mechanical bay assy ETSI (no expansion
             sh)...................................  NTCE89AA                            *                 *                *
           NTE-STM16 Rack (2200 x 600 x 300)--cost
             reduced...............................  NTFW70EA                            *
           TN-16X Installation Kit.................  25SKM00807ABM                       *
           REGEN Rack Assy.........................  NTFW71AA                            *
           Rack side cover L/H u/o NTFW70AA........  P0725173                            *
           Rack side cover R/H u/o NTFW70AA........  P0725175                            *
           Mechanical assembly, rack, 42U..........  A0726263
           Distribution block 8 way left hand cable
             entry.................................  A0729317
           Distribution block 8 way right hand
             cable entry...........................  A0729318
           ETSI Rack, 220cm, without side panels...  NTKD70AA                            *
           NT ETSI Rack Standard Inst.Kit..........  25SKM00807ABE                       *
           ETSI Rack 48V DC Distrib Panel with Rack
             Alarm Unit............................  25SKM00807AAN                       *

1.8        ADDITIONAL ITEMS
           OC-192 REL 1.4 SUPERSET CUSTOMER
             LOADS.................................  ***PLM_TN-16X_NC_1
           AC Power Cable Assembly.................  PLM_Source_locally                  *
           ***Cable Assy, RJ45 crossover...........  32YCN01094AFA                       *
           *** OPTICAL PATCHCORD 20M SC-SC.........  PLM_Advanced Optics_NC_3            *

           TOTAL EXTENDED EQUIPMENT PRICE..........                                                                         *

2.0        INSTALLATION & COMMISSIONING............                                      *                 *                *
           Installation Materials..................                                      *
                                                                                                                          -----
           TOTAL EXTENDED PRICE....................                                                                         *
                                                                                                                          -----
                                                                                                                          -----

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                                     SECTION B - UK

           LONDON TELEHOUSE                                                            ISSUE 1.0
           ----------------------------------------  ------------------------------------------------------------------------------
           ABBREVIATED DESCRIPTION                              CODE               SELLING PRICE    LON.-TELEHOUSE      EXT PRICE
           ----------------------------------------  ---------------------------  ---------------  -----------------  -------------
                                                                                        $US               QTY              $US
1.0        TRANSMISSION EQUIPMENT

1.1        TN-16 4F
           Core
           OC192 SC060 SHELF CONTROLLER............  NTCA41BA                            *                 *                *
           MAINTENANCE INTERFACE...................  NTCA42AA                            *                 *                *
           *** CABLE ASSY (MODEM ACCESS)...........  NTCC8930                            *                 *                *
           MESSAGE TRANSFER CARD...................  NTCA48AA                            *                 *                *
           BREAKER MODULE..........................  NTCA40AA                            *                 *                *
           COMMON EQUIPMENT FILLER CARD (1 IN.)....  NTCA59AA                            *                 *                *
           PARTITIONED OPC CONTROLLER..............  NTCA50AA                            *
           *** CA ASSY (10 BASE T CROSSOVER).......  NT7E44KC                            *
           PARTITIONED OPC STORAGE MODULE..........  NTCA51AA                            *
           OPC FLASH CARTRIDGE.....................  NTCA53AA                            *
           PARTITIONED OPC IO MODULE...............  NTCA52AA                            *
           *** SM OPTICAL PATCHCORD 20M (66FT)
             (SC-TUNED) SEE A06....................  NT7E46HD                            *                 *                *
           *** SM OPTICAL PATCHCORD 20M (66FT)
             (SC-TUNED) W/MVOA.....................  NT7E47HD                            *                 *                *
           TRANSPORT SHELF FILLER CARD.............  NTCA49AA                            *                 *                *
           TRANSPORT SHELF SWITCH FILLER CARD......  NTCA49AB                            *                 *                *
           OC-192 OPTICAL AMPLIFIER W/ SERVICE
             CHANNEL (SC)..........................  NTCA11AC                            *                 *                *
           OC-192 OPTICAL AMPLIFIER (SC)...........  NTCA11BC                            *
           1625NM OPTICAL SERVICE CHANNEL (SC).....  NTCA11CC                            *
           1550/1625NM WDM COUPLER (SC)............  NTCC13AC                            *
           MOR RTU.................................  NTCA62DA                            *                 *                *

1.2        TN-16X
           Core
           STM16 LTE/ADM/RING SHELF--COST
             REDUCED...............................  NTFW50EA                            *                 *                *
           SH PROCESSOR FOR SDH (DCC HUBBING)......  NT7E20GC                            *                 *                *
           SH PROCESSOR(ETHERNET,SYNC MSG 24M).....  NT7E20KA                            *
           Maintenance Interface Unit..............  NT7E23AA                            *                 *                *
           TN-16X Regenerator Subrack Kit..........  NTFW51AA                            *
           OC-48/STM-16 Ring Demux.................  NT8E06AB                            *                 *                *
           OC48 DWDM 1528.77 NM RING TX............  NT8E11DQ                            *                 *                *
           OC48 DWDM 1530.33 RING TRANSMITTER......  NT8E11FQ                            *                 *                *
           OC48 WDM 1533.47 RING TRANSMITTER.......  NT8E11KQ                            *                 *                *
           OC48 WDM 1535.04 RING TRANSMITTER.......  NT8E11MQ                            *                 *                *
           OC48 DWDM 1550.92 NM RING TRANSMITTER...  NT8E11KR                            *                 *                *
           OC48 DWDM 1552.52 RING TRANSMITTER......  NT8E11MR                            *                 *                *
           OC48 DWDM 1555.75 NM RING TRANSMITTER...  NT8E11RR                            *                 *                *
           OC48 DWDM 1557.36 RING TRANSMITTER......  NT8E11TR                            *                 *                *
           OC48 DWDM 1528.77 NM REGEN..............  NT8E13DJ                            *
           OC48 DWDM 1530.33 REG/TX INTERFACE......  NT8E13FJ                            *
           OC48 DWDM 1533.47 REG/TX INTERFACE......  NT8E13KJ                            *
           OC48 DWDM 1535.04 REG/TX INTERFACE......  NT8E13MJ                            *
           OC48 DWDM 1550.92 REG/TX INTERFACE......  NT8E13KK                            *
           OC48 DWDM 1552.52 REG/TX INTERFACE......  NT8E13MK                            *
           OC48 DWDM 1555.75 REG/TX INTERFACE......  NT8E13RK                            *
           OC48 DWDM 1557.36 REG/TX INTERFACE......  NT8E13TK                            *
           OC-48/STM16 LR SAW Rx Interface (SC)....  NT8E02DD                            *                 *                *
           STM1o IR 1310 Tributary I/F (SC)........  NTFW11CD                            *                 *                *
           STM1 Optical Carrier Assembly...........  NTFW19BA                            *                 *                *
           External synchronisation interface
             carrier...............................  NT7E19AA                            *                 *                *
           External Synchronisation Interface (2
            MHz)...................................  NTFW27AA                            *                 *                *
           *** OPTICAL PATCH CORD 20M (SC-SC)......  NT7E46FD                            *                 *                *
           *** OPTICAL PATCH CORD W/MVOA 20M
             (SC-SC)...............................  NT7E47FD                            *                 *                *
           KIT, SC OPTICAL CONNECTOR. INITIAL USE
             NTN401AA..............................  NTN459SC                            *                 *                *
           *** FIBRE OPTIC CABLE ASSY STM1 DUPLEX
             SC-SC 20M.............................  NTFW5753                            *                 *               * *
           TN-16X Shared Protection Ring Software
             Licence (Release 7)...................  NTQJ93HG                            *                 *                *
           Extra Traffic on Rings on Licence.......  NTQJ93TB                            *                 *                *
           *                                         NT7E24BC                            *
           PHOENIX SUPERSET CODE FOR REL 7.........  NTFW97HA                            *
           *** CNET BAY/BAY CABLE 5.0M.............  NT7E44JC                            *
           *                                         NTQJ93CA                            *
           TN-MS EC-16X Release 7 Licence..........  NTQJ93AG                            *
           TN-MS EC-16X Release 7 Standby Licence..  NTQJ93BG                            *
           FW TN-16X Rel 7 NTPS (CD-ROM)...........  NTFW64AH                            *

1.3        ADVANCED OPTICS (DWDM)
           Core
           DWDM FILTER MODULE SHELF ASSY--4
             POS--ETSI.............................  NTCE88BA                            *                 *                *
           DWDM COUPLER 8W,MB/DR W/O VOA,SC........  NTCA10GC                            *                 *                *

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                                     SECTION B - UK


           DWDM COUPLER 8W,DB/MR W/O VOA,SC........  NTCA10HC                            *                 *                *

           TN-1X
           Core
           TN-1X Synchronous Access Multiplexer
             Subrack...............................  25GMU00750GWV                       *
           Shelf Kit...............................  25SKM00750HFN                       *
           TN-1X Installation Kit..................  25SKM00807ABL                       *
           Local Craft Access Panel Type 1.........  25UEP00750GXB                       *
           Service Interface Module Type 10
             (Misc)................................  25UJJ00750GXC                       *
           Service Interface Module Type 40
             (LCAP)................................  25UJJ00750GWX                       *
           Subrack Cover Kit.......................  25SKM00750HFL                       *
           Rack Mounting Kit for ETSI..............  25SKM00019AAE                       *
           Dummy Front Panel 1'....................  25RBN00021AAB                       *
           Dummy SIA Panel 1'......................  25RBN00021AAA                       *
           Power Supply Unit.......................  25UPW00750HAY                       *
           Subrack Control Unit....................  25UMN00750GXD                       *
           Payload Manager (mixed payload).........  NTKD10AA                            *
           STM-1 G.957 L1.2 Optical Aggregate Port
             Card (1550nm).........................  25UTM00750HWH                       *
           STM-1 G.957 L-1.1, S1.1 Optical
             Tributary Card (1'wide)...............  NTKD11AA                            *
           ***Optical patchcord 20m FC-FC..........  NT7E46BD                            *
           Craft Access Terminal...................  NTQJ09AA                            *
           RS 232 Cable Assembly...................  25YCN00748AAA                       *
           TN-1 CAT Release 12 Application
             (3.5")................................  NTQJ35LA
           TN-MS CA-1X Release 12 Licence..........  NTQJ91DL
           Netscape Windows95 (Fastrack Server and
             Navigator)............................  NTQJ81BA                            *
           TN-1X Release 8 Software Download (from
             CAT)..................................  NTQJ36HA
           HP B132, 128Mbytes RAM, 2Gb HD, DAT, CD,
             N.Hem.................................  NTQJ01FA                            *
           TN-MS EC-1 Release 12 (DAT).............  NTQJ30LA
           Netscape for UNIX (Fastrack Server and
             Navigator)............................  NTQJ81AA                            *
           TN-1X Release 8 software download (from
             EC)...................................  NTQJ31HA
           TN-1C Release 3 Software kit (disk &
             tape).................................  NTFT81CA                            *
           TN-MS EC-1 Release 12 License for TN-1X   NTQJ91AL                            *
           TN-MS EC-1 Release 12 Standby Licence...  NTQJ91BL                            *
           TN-MS EC-1 Multi-user Licence...........  NTQJ91CA                            *
           X terminal software on DAT..............  NTQJ05JB                            *
           TN-1X Rel 8 NTPs (CD-ROM MAC)...........  32HSC00456VEC                       *

           TN-1C
           Core
           TN-1C 8x2/16x2 turbo ADM (1550nm L1.2)..  NTFT52BI                            *
           AC/DC Power Unit........................  NTFT21AA                            *
           12V Battery.............................  NTFT24AA                            *
           ***BT43/5F & 3002 cable assy 20m........  32YCN00750CAA                       *
           ***Optical patchcord 20m FC-FC..........  NT7E46BD                            *
           TN-MS EC-1 Release 12 Licence for
             TN-1C.................................  NTQJ91FL                            *
           Craft Access Terminal...................  NTQJ09AA                            *
           CAT Cable Assembly......................  NTFT15AC                            *
           TN-1C Release 3 Software kit (disk &
             tape).................................  NTFT81CA                            *
           TN-1 CAT Release 12 Application
             (3.5")................................  NTQJ35LA
           Netscape Windows95 (Fastrack Server and
             Navigator)............................  NTQJ81BA                            *
           TN-1C Release 3 handbook CD-ROM.........  NTFT66CA                            *

1.4        DXC                                                                           *                                  *
           256 Port Cross Connect (MSH84)..........  MSH84                                                 *
           STM-1 Optical card......................                                                        *
           16 x 2Mbit/s Port Unit..................                                                        *
           MV-36 Element controller................  MV-36
           Managed Object Agent (MOA)

1.5        TN-MS INM                                                                     *
           Hardware
           HP C200 workstation, north & south
             hemisphere............................  NTQJ01GC
           NRM Release 6 Software and Handbooks....  NTQJ12FA
           NRM Release 6 Feature Profile Tape--Core
             + IM + PM + CM........................  NTQJ10FK
           TN-MS NRM (Rel6) Alarm surveillance
             Licence...............................  NTQJ90AF
           TN-MS NRM (Rel6) Electronic Software
             Delivery Licence......................  NTQJ90BF
           TN-MS NRM (Rel6) Inventory Manager
             Licence...............................  NTQJ90DF
           TN-MS NRM (Rel6) Perf. Mon.
             Consolidation Licence.................  NTQJ90EF
           TN-MS NRM (Rel6) Connection Management
             Licence...............................  NTQJ90FF
           TN-MS NRM (Rel6) Software Management
             User Guide............................  NTQJ19FT
           TN-MS NRM (Rel6) Inventory Management
             User Guide............................  NTQJ19FX
           TN-MS NRM (Rel6) Performance Management
             User Guide............................  NTQJ19FW
           TN-MS NRM (Rel6) Connection Management
             User Guide............................  NTQJ19FV
           Router 2501 OSI.........................  NTJM01BA
           Router 2514 OSI.........................  NTJM01KA
           DCN RConfig "P" 2514 ent. 0 tunnels,
             Ser: 2 L2,0 L1 CPC Allocated:
             A0741950..............................  NTJM9914
           DCN RConfig "P" 2514 ent. 1 tunnel, Ser:
             1 L2,1 L1 CPC Allocated: A0741941.....  NTJM9912
           HS modem SP-1-AR,AC.....................  NTJM01SA
           Shelf Cantilever 19in mounting..........  P0878672

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                                     SECTION B - UK


           Transceiver 10BaseT.....................  NTJM01VA
           Ethernet 10BaseT Transceiver............  A0383333
           Baystack 101 10baseT hub 12 port RJ45
             250VAC................................  NTJM02PA
           ***Cable Assy LAN RJ45--RJ45 h/e........  32YCN00727AFA
           ***Ethernet kit for OPC hub
             (20m,OC-48)...........................  NT7E44JE

1.6        NETWORK SYNCHRONISATION                                                       *
           DCD-521C
           DCD-Cs ETSI Standalone Cesium PRC.......  990-43100-02
           DCD-LPR Shelf GPS Applications..........  990-44100-12
           GPS Timing Kit E1 (Rubidium or Quartz)..  990-44140-14
           Blank Unit LPR..........................  090-44198-01
           LOU-2 Dual oscillator...................  090-44145-02
           DCD-521/C ETSI Shelf Master/Expansion...  990-44210-01
           MRC-EA/Input card 2MHz/2Mb/s, 4 inputs..  090-44010-06
           TNCE Clock card rubidium................  090-44017-02
           TNC Clock card transit node OCXO........  090-44020-02
           TO-EA Output card 2MHz/2Mb/s 10
             outputs...............................  090-44029-01
           MIS Maint i'f analysis/config/remote....  990-44018-14
           Blank Panel 1 TO slot wide..............  074-00208-01
           Timing Input Module MRC SMB.............  990-45107-02
           Timing Output Module SMB,1:1 prot.......  990-45105-07

1.7        EQUIPMENT PRACTICE
           Mechanical bay assy ETSI (no expansion
             sh)...................................  NTCE89AA                            *                 *                *
           NTE-STM16 Rack (2200 x 600 x 300)--cost
             reduced...............................  NTFW70EA                            *                 *                *
           TN-16X Installation Kit.................  25SKM00807ABM                       *                 *                *
*          REGEN Rack Assy.........................  NTFW71AA                            *
           Rack side cover L/H u/o NTFW70AA........  P0725173                            *                 *                *
           Rack side cover R/H u/o NTFW70AA........  P0725175                            *                 *                *
           Mechanical assembly, rack, 42U..........  A0726263
           Distribution block 8 way left hand cable
             entry.................................  A0729317
           Distribution block 8 way right hand
             cable entry...........................  A0729318
           ETSI Rack, 220cm, without side panels...  NTKD70AA                            *
           NT ETSI Rack Standard Inst.Kit..........  25SKM00807ABE                       *
           ETSI Rack 48V DC Distrib Panel with Rack
             Alarm Unit............................  25SKM00807AAN                       *

1.8        ADDITIONAL ITEMS
           OC-192 REL 1.4 SUPERSET CUSTOMER
             LOADS.................................  ***PLM_TN-16X_NC_1
           AC Power Cable Assembly.................  PLM_Source_locally                  *
           ***Cable Assy, RJ45 crossover...........  32YCN01094AFA                       *
           *** OPTICAL PATCHCORD 20M SC-SC.........  PLM_Advanced Optics_NC_3            *                 *                *
           TOTAL EXTENDED EQUIPMENT PRICE

2.0        INSTALLATION & COMMISSIONING                                                  *                 *                *
           Installation Materials..................                                      *                 *                *
                                                                                                                          -----

           TOTAL EXTENDED PRICE....................                                                                         *
                                                                                                                          -----
                                                                                                                          -----

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                            VIATEL CIRCLE 1 CONTRACT
                                                                                                                             ANNEX C
                                                                                                                  SCHEDULE OF PRICES
                                                                                                                      SECTION B - UK
           STAINES                                                                         ISSUE 1.0
           -----------------------------------------------  ------------------------------------------------------------------------
           ABBREVIATED DESCRIPTION                                     CODE               SELLING PRICE     STAINES      EXT PRICE
           -----------------------------------------------  ---------------------------  ---------------  -----------  -------------
                                                                                               $US            QTY           $US
1.0        TRANSMISSION EQUIPMENT
1.1        TN-16 4F
           Core
           OC192 SC060 SHELF CONTROLLER...................  NTCA41BA                            *              *             *
           MAINTENANCE INTERFACE..........................  NTCA42AA                            *              *             *
           *** CABLE ASSY (MODEM ACCESS)..................  NTCC8930                            *              *             *
           MESSAGE TRANSFER CARD..........................  NTCA48AA                            *              *             *
           BREAKER MODULE.................................  NTCA40AA                            *              *             *
           COMMON EQUIPMENT FILLER CARD (1 IN.)...........  NTCA59AA                            *              *             *
           PARTITIONED OPC CONTROLLER.....................  NTCA50AA                            *              *             *
           *** CA ASSY (10 BASE T CROSSOVER)..............  NT7E44KC                            *              *             *
           PARTITIONED OPC STORAGE MODULE.................  NTCA51AA                            *              *             *
           OPC FLASH CARTRIDGE............................  NTCA53AA                            *              *             *
           PARTITIONED OPC IO MODULE......................  NTCA52AA                            *              *             *
           *** SM OPTICAL PATCHCORD 20M (66FT) (SC-TUNED)
             SEE A06......................................  NT7E46HD                            *              *             *
           *** SM OPTICAL PATCHCORD 20M (66FT) (SC-TUNED)
             W/MVOA.......................................  NT7E47HD                            *              *             *
           TRANSPORT SHELF FILLER CARD....................  NTCA49AA                            *              *             *
           TRANSPORT SHELF SWITCH FILLER CARD.............  NTCA49AB                            *              *             *
           OC-192 OPTICAL AMPLIFIER W/ SERVICE CHANNEL
             (SC).........................................  NTCA11AC                            *              *             *
           OC-192 OPTICAL AMPLIFIER (SC)..................  NTCA11BC                            *
           1625NM OPTICAL SERVICE CHANNEL (SC)              NTCA11CC                            *
           1550/1625NM WDM COUPLER (SC)                     NTCC13AC                            *
           MOR RTU........................................  NTCA62DA                            *              *             *

1.2        TN-16X
           Core
           STM16 LTE/ADM/RING SHELF--COST REDUCED.........  NTFW50EA                            *              *             *
           SH PROCESSOR FOR SDH (DCC HUBBING).............  NT7E20GC                            *              *             *
           SH PROCESSOR(ETHERNET,SYNC MSG 24M)............  NT7E20KA                            *
           Maintenance Interface Unit.....................  NT7E23AA                            *              *             *
           TN-16X Regenerator Subrack Kit.................  NTFW51AA                            *
           OC-48/STM-16 Ring Demux........................  NT8E06AB                            *              *             *
           OC48 DWDM 1528.77 NM RING TX...................  NT8E11DQ                            *              *             *
           OC48 DWDM 1530.33 RING TRANSMITTER.............  NT8E11FQ                            *              *             *
           OC48 WDM 1533.47 RING TRANSMITTER..............  NT8E11KQ                            *              *             *
           OC48 WDM 1535.04 RING TRANSMITTER..............  NT8E11MQ                            *              *             *
           OC48 DWDM 1550.92 NM RING TRANSMITTER..........  NT8E11KR                            *              *             *
           OC48 DWDM 1552.52 RING TRANSMITTER.............  NT8E11MR                            *              *             *
           OC48 DWDM 1555.75 NM RING TRANSMITTER..........  NT8E11RR                            *              *             *
           OC48 DWDM 1557.36 RING TRANSMITTER.............  NT8E11TR                            *              *             *
           OC48 DWDM 1528.77 NM REGEN.....................  NT8E13DJ                            *
           OC48 DWDM 1530.33 REG/TX INTERFACE.............  NT8E13FJ                            *
           OC48 DWDM 1533.47 REG/TX INTERFACE.............  NT8E13KJ                            *
           OC48 DWDM 1535.04 REG/TX INTERFACE.............  NT8E13MJ                            *
           OC48 DWDM 1550.92 REG/TX INTERFACE.............  NT8E13KK                            *
           OC48 DWDM 1552.52 REG/TX INTERFACE.............  NT8E13MK                            *
           OC48 DWDM 1555.75 REG/TX INTERFACE.............  NT8E13RK                            *
           OC48 DWDM 1557.36 REG/TX INTERFACE.............  NT8E13TK                            *
           OC-48/STM16 LR SAW Rx Interface (SC)...........  NT8E02DD                            *              *             *
           STM1o IR 1310 Tributary I/F (SC)...............  NTFW11CD                            *              *             *
           STM1 Optical Carrier Assembly..................  NTFW19BA                            *              *             *
           External synchronisation interface carrier.....  NT7E19AA                            *              *             *
           External Synchronisation Interface (2 MHz).....  NTFW27AA                            *              *             *
           *** OPTICAL PATCH CORD 20M (SC-SC).............  NT7E46FD                            *              *             *
           *** OPTICAL PATCH CORD W/MVOA 20M (SC-SC)......  NT7E47FD                            *              *             *
           KIT, SC OPTICAL CONNECTOR. INITIAL USE
             NTN401AA.....................................  NTN459SC                            *              *             *
           *** FIBRE OPTIC CABLE ASSY STM1 DUPLEX SC-SC
             20M..........................................  NTFW5753                            *              *             *
           TN-16X Regenerator Software Licence (Release
             7)...........................................  NTQJ93GG                            *              *
           TN-16X Shared Protection Ring Software Licence
             (Release 7)..................................  NTQJ93HG                            *              *             *
           Extra Traffic on Rings on Licence..............  NTQJ93TB                            *              *             *
           OPC with tape drive............................  NT7E24BC                            *              *             *
           PHOENIX SUPERSET CODE FOR REL 7................  NTFW97HA                            *              *             *
           *** CNET BAY/BAY CABLE 5.0M....................  NT7E44JC                            *              *             *
           TN-MS EC-16X Multi-user Licence................  NTQJ93CA                            *              *             *
           TN-MS EC-16X Release 7 Licence.................  NTQJ93AG                            *              *             *
           TN-MS EC-16X Release 7 Standby Licence.........  NTQJ93BG                            *
           FW TN-16X Rel 7 NTPS (CD-ROM)..................  NTFW64AH                            *              *             *
1.3        ADVANCED OPTICS (DWDM)
           Core
           DWDM FILTER MODULE SHELF ASSY--4 POS--ETSI.....  NTCE88BA                            *              *             *
           DWDM COUPLER 8W,MB/DR W/O VOA,SC...............  NTCA10GC                            *              *             *

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                            VIATEL CIRCLE 1 CONTRACT
                                                                                                                             ANNEX C
                                                                                                                  SCHEDULE OF PRICES
                                                                                                                      SECTION B - UK
           DWDM COUPLER 8W,DB/MR W/O VOA,SC...............  NTCA10HC                            *              *             *
           TN-1X
           Core
           TN-1X Synchronous Access Multiplexer Subrack...  25GMU00750GWV                       *
           Shelf Kit......................................  25SKM00750HFN                       *
           TN-1X Installation Kit.........................  25SKM00807ABL                       *
           Local Craft Access Panel Type 1................  25UEP00750GXB                       *
           Service Interface Module Type 10 (Misc)........  25UJJ00750GXC                       *
           Service Interface Module Type 40 (LCAP)........  25UJJ00750GWX                       *
           Subrack Cover Kit..............................  25SKM00750HFL                       *
           Rack Mounting Kit for ETSI.....................  25SKM00019AAE                       *
           Dummy Front Panel 1"...........................  25RBN00021AAB                       *
           Dummy SIA Panel 1".............................  25RBN00021AAA                       *
           Power Supply Unit..............................  25UPW00750HAY                       *
           Subrack Control Unit...........................  25UMN00750GXD                       *
           Payload Manager (mixed payload)................  NTKD10AA                            *
           STM-1 G.957 L1.2 Optical Aggregate Port Card
             (1550nm).....................................  25UTM00750HWH                       *
           STM-1 G.957 L-1.1, S1.1 Optical Tributary Card
             (1" wide)....................................  NTKD11AA                            *
           ***Optical patchcord 20m FC-FC.................  NT7E46BD                            *
           Craft Access Terminal..........................  NTQJ09AA                            *
           RS 232 Cable Assembly..........................  25YCN00748AAA                       *
           TN-1 CAT Release 12 Application (3.5").........  NTQJ35LA
           TN-MS CA-1X Release 12 Licence.................  NTQJ91DL
           Netscape Windows95 (Fastrack Server and
             Navigator)...................................  NTQJ81BA                            *
           TN-1X Release 8 Software Download (from CAT)...  NTQJ36HA
           HP B132, 128Mbytes RAM, 2Gb HD, DAT, CD,
             N.Hem........................................  NTQJ01FA                            *
           TN-MS EC-1 Release 12 (DAT)....................  NTQJ30LA                                           *
           Netscape for UNIX (Fastrack Server and
             Navigator)...................................  NTQJ81AA                            *              *             *
           TN-1X Release 8 software download (from EC)....  NTQJ31HA                                           *
           TN-1C Release 3 Software kit (disk & tape).....  NTFT81CA                            *              *             *
           TN-MS EC-1 Release 12 Licence for TN-1X........  NTQJ91AL                            *              *             *
           TN-MS EC-1 Release 12 Standby Licence..........  NTQJ91BL                            *
           TN-MS EC-1 Multi-user Licence..................  NTQJ91CA                            *              *             *
           X terminal software on DAT.....................  NTQJ05JB                            *              *             *
           TN-1X Rel 8 NTPs (CD-ROM MAC)..................  32HSC00456VEC                       *
           TN-1C Release 3 handbook CD-ROM................  NTFT66CA                            *              *             *
           TN-1C
           Core
           TN-1C 8x2/16x2 turbo ADM (1550nm L1.2).........  NTFT52BI                            *
           AC/DC Power Unit...............................  NTFT21AA                            *
           12V Battery....................................  NTFT24AA                            *
           ***BT43/5F & 3002 cable assy 20m...............  32YCN00750CAA                       *
           ***Optical patchcord 20m FC-FC.................  NT7E46BD                            *
           TN-MS EC-1 Release 12 Licence for TN-1C........  NTQJ91FL                            *
           Craft Access Terminal..........................  NTQJ09AA                            *
           CAT Cable Assembly.............................  NTFT15AC                            *
           TN-1C Release 3 Software kit (disk & tape).....  NTFT81CA                            *
           TN-1 CAT Release 12 Application (3.5").........  NTQJ35LA
           Netscape Windows95 (Fastrack Server and
             Navigator)...................................  NTQJ81BA                            *

1.4        DXC                                                                                  *              *             *
           256 Port Cross Connect (MSH84).................  MSH84                                              *
           STM-1 Optical card.............................                                                     *
           16 x 2Mbit/s Port Unit.........................                                                     *
           MV-36 Element controller.......................  MV-36                                              *
           Managed Object Agent (MOA).....................                                                     *

1.5        TN-MS INM                                                                            *              *             *
           Hardware.......................................
           HP C200 workstation, north & south
             hemisphere...................................  NTQJ01GC                                           *
           NRM Release 6 Software and Handbooks...........  NTQJ12FA                                           *
           NRM Release 6 Feature Profile Tape--Core + IM +
             PM + CM......................................  NTQJ10FK                                           *
           TN-MS NRM (Rel6) Alarm surveillance Licence....  NTQJ90AF                                           *
           TN-MS NRM (Rel6) Electronic Software Delivery
             Licence......................................  NTQJ90BF                                           *
           TN-MS NRM (Rel6) Inventory Manager Licence.....  NTQJ90DF                                           *
           TN-MS NRM (Rel6) Perf. Mon. Consolidation
             Licence......................................  NTQJ90EF                                           *
           TN-MS NRM (Rel6) Connection Management
             Licence......................................  NTQJ90FF                                           *
           TN-MS NRM (Rel6) Software Management User
             Guide........................................  NTQJ19FT                                           *
           TN-MS NRM (Rel6) Inventory Management User
             Guide........................................  NTQJ19FX                                           *
           TN-MS NRM (Rel6) Performance Management User
             Guide........................................  NTQJ19FW                                           *
           TN-MS NRM (Rel6) Connection Management User
             Guide........................................  NTQJ19FV                                           *
           Router 2501 OSI................................  NTJM01BA
           Router 2514 OSI................................  NTJM01KA                                           *
           DCN RConfig "P" 2514 ent. 0 tunnels, Ser: 2
             L2,0 L1 CPC Allocated: A0741950..............  NTJM9914
           DCN RConfig "P" 2514 ent. 1 tunnel, Ser: 1 L2,1
             L1 CPC Allocated: A0741941...................  NTJM9912                                           *
           HS modem SP-1-AR,AC............................  NTJM01SA                                           *
           Shelf Cantilever 19in mounting.................  P0878672                                           *

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                            VIATEL CIRCLE 1 CONTRACT
                                                                                                                             ANNEX C
                                                                                                                  SCHEDULE OF PRICES
                                                                                                                      SECTION B - UK
           Transceiver 10BaseT............................  NTJM01VA                                           *
           Ethernet 10BaseT Transceiver...................  A0383333                                           *
           Baystack 101 10baseT hub 12 port RJ45 250VAC...  NTJM02PA                                           *
           ***Cable Assy LAN RJ45--RJ45 h/e...............  32YCN00727AFA                                      *
           ***Ethernet kit for OPC hub (20m,OC-48)........  NT7E44JE                                           *

1.6        NETWORK SYNCHRONISATION                                                              *              *             *
           DCD-521C
           DCD-Cs ETSI Standalone Cesium PRC..............  990-43100-02                                       *
           DCD-LPR Shelf GPS Applications.................  990-44100-12                                       *
           GPS Timing Kit E1 (Rubidium or Quartz).........  990-44140-14                                       *
           Blank Unit LPR.................................  090-44198-01                                       *
           LOU-2 Dual oscillator..........................  090-44145-02
           DCD-521/C ETSI Shelf Master/Expansion..........  990-44210-01                                       *
           MRC-EA/Input card 2MHz/2Mb/s, 4 inputs.........  090-44010-06                                       *
           TNCE Clock card rubidium.......................  090-44017-02                                       *
           TNC Clock card transit node OCXO...............  090-44020-02
           TO-EA Output card 2MHz/2Mb/s 10 outputs........  090-44029-01                                       *
           MIS Maint i'f analysis/config/remote...........  990-44018-14                                       *
           Blank Panel 1 TO slot wide.....................  074-00208-01                                       *
           Timing Input Module MRC SMB....................  990-45107-02                                       *
           Timing Output Module SMB,1:1 prot..............  990-45105-07                                       *

1.7        EQUIPMENT PRACTICE
           Mechanical bay assy ETSI (no expansion sh).....  NTCE89AA                            *              *             *
           NTE-STM16 Rack (2200 x 600 x 300)--cost
             reduced......................................  NTFW70EA                            *              *             *
           TN-16X Installation Kit........................  25SKM00807ABM                       *              *             *
           REGEN Rack Assy................................  NTFW71AA                            *
           Rack side cover L/H u/o NTFW70AA...............  P0725173                            *              *             *
           Rack side cover R/H u/o NTFW70AA...............  P0725175                            *              *             *
           Mechanical assembly, rack, 42U.................  A0726263                                           *
           Distribution block 8 way left hand cable
             entry........................................  A0729317                                           *
           Distribution block 8 way right hand cable
             entry........................................  A0729318                                           *
           ETSI Rack, 220cm, without side panels..........  NTKD70AA                            *
           NT ETSI Rack Standard Inst.Kit.................  25SKM00807ABE                       *
           ETSI Rack 48V DC Distrib Panel with Rack Alarm
             Unit.........................................  25SKM00807AAN                       *

1.8        ADDITIONAL ITEMS
           OC-192 REL 1.4 SUPERSET CUSTOMER LOADS.........  ***PLM_TN-16X_NC_1                                 *
           AC Power Cable Assembly........................  PLM_Source_locally                  *
           ***Cable Assy, RJ45 crossover..................  32YCN01094AFA                       *
           *** OPTICAL PATCHCORD 20M SC-SC................  PLM_Advanced Optics_NC_3            *              *             *
           TOTAL EXTENDED EQUIPMENT PRICE.................                                                                   *

2.0        Installation & Commissioning...................                                      *              *             *
           Installation Materials.........................                                      *              *             *
                                                                                                                           -----
           TOTAL EXTENDED PRICE...........................                                                                   *
                                                                                                                           -----
                                                                                                                           -----

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                                     SECTION B - UK
           PEVENSEY BAY--STAINES R/A1                                                 ISSUE 1.0
           --------------------------------------  --------------------------------------------------------------------------------
           ABBREVIATED DESCRIPTION                            CODE               SELLING PRICE     PB-STAINES R/A1      EXT PRICE
           --------------------------------------  ---------------------------  ---------------  -------------------  -------------
                                                                                      $US                QTY               $US
1.0        TRANSMISSION EQUIPMENT

1.1        TN-16 4F
           Core
           OC192 SC060 SHELF CONTROLLER..........  NTCA41BA                            *                  *                 *
           MAINTENANCE INTERFACE.................  NTCA42AA                            *                  *                 *
           *** CABLE ASSY (MODEM ACCESS).........  NTCC8930                            *                  *                 *
           MESSAGE TRANSFER CARD.................  NTCA48AA                            *                  *                 *
           BREAKER MODULE........................  NTCA40AA                            *                  *                 *
           COMMON EQUIPMENT FILLER CARD (1
             IN.)................................  NTCA59AA                            *                  *                 *
           PARTITIONED OPC CONTROLLER............  NTCA50AA                            *
           *** CA ASSY (10 BASE T CROSSOVER).....  NT7E44KC                            *
           PARTITIONED OPC STORAGE MODULE........  NTCA51AA                            *
           OPC FLASH CARTRIDGE...................  NTCA53AA                            *
           PARTITIONED OPC IO MODULE.............  NTCA52AA                            *
           *** SM OPTICAL PATCHCORD 20M (66FT)
             (SC-TUNED) SEE A06..................  NT7E46HD                            *                  *                 *
           *** SM OPTICAL PATCHCORD 20M (66FT)
             (SC-TUNED) W/MVOA...................  NT7E47HD                            *                  *                 *
           TRANSPORT SHELF FILLER CARD...........  NTCA49AA                            *                  *                 *
           TRANSPORT SHELF SWITCH FILLER CARD....  NTCA49AB                            *                  *                 *
           OC-192 OPTICAL AMPLIFIER W/ SERVICE
             CHANNEL (SC)........................  NTCA11AC                            *                  *                 *
           OC-192 OPTICAL AMPLIFIER (SC).........  NTCA11BC                            *
           1625NM OPTICAL SERVICE CHANNEL (SC)     NTCA11CC                            *
           1550/1625NM WDM COUPLER (SC)            NTCC13AC                            *
           MOR RTU...............................  NTCA62DA                            *                  *                 *

1.2        TN-16X
           Core
           STM16 LTE/ADM/RING SHELF--COST
             REDUCED.............................  NTFW50EA                            *
           SH PROCESSOR FOR SDH (DCC HUBBING)....  NT7E20GC                            *
           SH PROCESSOR(ETHERNET,SYNC MSG 24M)...  NT7E20KA                            *
           Maintenance Interface Unit............  NT7E23AA                            *
           TN-16X Regenerator Subrack Kit........  NTFW51AA                            *
           OC-48/STM-16 Ring Demux...............  NT8E06AB                            *
           OC48 DWDM 1528.77 NM RING TX..........  NT8E11DQ                            *
           OC48 DWDM 1530.33 RING TRANSMITTER....  NT8E11FQ                            *
           OC48 WDM 1533.47 RING TRANSMITTER.....  NT8E11KQ                            *
           OC48 WDM 1535.04 RING TRANSMITTER.....  NT8E11MQ                            *
           OC48 DWDM 1550.92 NM RING
             TRANSMITTER.........................  NT8E11KR                            *
           OC48 DWDM 1552.52 RING TRANSMITTER....  NT8E11MR                            *
           OC48 DWDM 1555.75 NM RING
             TRANSMITTER.........................  NT8E11RR                            *
           OC48 DWDM 1557.36 RING TRANSMITTER....  NT8E11TR                            *
           OC48 DWDM 1528.77 NM REGEN............  NT8E13DJ                            *
           OC48 DWDM 1530.33 REG/TX INTERFACE....  NT8E13FJ                            *
           OC48 DWDM 1533.47 REG/TX INTERFACE....  NT8E13KJ                            *
           OC48 DWDM 1535.04 REG/TX INTERFACE....  NT8E13MJ                            *
           OC48 DWDM 1550.92 REG/TX INTERFACE....  NT8E13KK                            *
           OC48 DWDM 1552.52 REG/TX INTERFACE....  NT8E13MK                            *
           OC48 DWDM 1555.75 REG/TX INTERFACE....  NT8E13RK                            *
           OC48 DWDM 1557.36 REG/TX INTERFACE....  NT8E13TK                            *
           OC-48/STM16 LR SAW Rx Interface (SC)..  NT8E02DD                            *
           STM1o IR 1310 Tributary I/F (SC)......  NTFW11CD                            *
           STM1 Optical Carrier Assembly.........  NTFW19BA                            *
           External synchronisation interface
             carrier.............................  NT7E19AA                            *
           External Synchronisation Interface (2
             MHz)................................  NTFW27AA                            *
           *** OPTICAL PATCH CORD 20M (SC-SC)....  NT7E46FD                            *
           *** OPTICAL PATCH CORD W/MVOA 20M
             (SC-SC).............................  NT7E47FD                            *
           KIT, SC OPTICAL CONNECTOR. INITIAL USE
             NTN401AA............................  NTN459SC                            *
           *** FIBRE OPTIC CABLE ASSY STM1 DUPLEX
             SC-SC 20M...........................  NTFW5753                            *
           TN-16X Regenerator Software Licence
             (Release 7).........................  NTQJ93GG                            *
           TN-16X Shared Protection Ring Software
             Licence (Release 7).................  NTQJ93HG                            *
           Extra Traffic on Rings on Licence.....  NTQJ93TB                            *
           OPC with tape drive...................  NT7E24BC                            *
           PHOENIX SUPERSET CODE FOR REL 7.......  NTFW97HA                            *
           *** CNET BAY/BAY CABLE 5.0M...........  NT7E44JC                            *
           TN-MS EC-16X Multi-user Licence.......  NTQJ93CA                            *
           TN-MS EC-16X Release 7 Licence........  NTQJ93AG                            *
           TN-MS EC-16X Release 7 Standby
             Licence.............................  NTQJ93BG                            *
           FW TN-16X Rel 7 NTPS (CD-ROM).........  NTFW64AH                            *

1.3        ADVANCED OPTICS (DWDM)
           Core
           DWDM FILTER MODULE SHELF ASSY--4
             POS--ETSI...........................  NTCE88BA                            *
           DWDM COUPLER 8W,MB/DR W/O VOA,SC......  NTCA10GC                            *

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                                     SECTION B - UK
           DWDM COUPLER 8W,DB/MR W/O VOA,SC......  NTCA10HC                            *

           TN-1X
           Core
           TN-1X Synchronous Access Multiplexer
             Subrack.............................  25GMU00750GWV                       *
           Shelf Kit.............................  25SKM00750HFN                       *
           TN-1X Installation Kit................  25SKM00807ABL                       *
           Local Craft Access Panel Type 1.......  25UEP00750GXB                       *
           Service Interface Module Type 10
             (Misc)..............................  25UJJ00750GXC                       *
           Service Interface Module Type 40
             (LCAP)..............................  25UJJ00750GWX                       *
           Subrack Cover Kit.....................  25SKM00750HFL                       *
           Rack Mounting Kit for ETSI............  25SKM00019AAE                       *
           Dummy Front Panel 1'..................  25RBN00021AAB                       *
           Dummy SIA Panel 1'....................  25RBN00021AAA                       *
           Power Supply Unit.....................  25UPW00750HAY                       *
           Subrack Control Unit..................  25UMN00750GXD                       *
           Payload Manager (mixed payload).......  NTKD10AA                            *
           STM-1 G.957 L1.2 Optical Aggregate
             Port Card (1550nm)..................  25UTM00750HWH                       *
           STM-1 G.957 L-1.1, S1.1 Optical
             Tributary Card (1'wide).............  NTKD11AA                            *
           ***Optical patchcord 20m FC-FC........  NT7E46BD                            *
           Craft Access Terminal.................  NTQJ09AA                            *
           RS 232 Cable Assembly.................  25YCN00748AAA                       *
           TN-1 CAT Release 12 Application
             (3.5")..............................  NTQJ35LA
           TN-MS CA-1X Release 12 Licence........  NTQJ91DL
           Netscape Windows95 (Fastrack Server
             and Navigator)......................  NTQJ81BA                            *
           TN-1X Release 8 Software Download
             (from CAT)..........................  NTQJ36HA
           HP B132, 128Mbytes RAM, 2Gb HD, DAT,
             CD, N.Hem...........................  NTQJ01FA                            *
           TN-MS EC-1 Release 12 (DAT)...........  NTQJ30LA
           Netscape for UNIX (Fastrack Server and
             Navigator)..........................  NTQJ81AA                            *
           TN-1X Release 8 software download
             (from EC)...........................  NTQJ31HA
           TN-1C Release 3 Software kit (disk &
             tape)...............................  NTFT81CA                            *
           TN-MS EC-1 Release 12 Licence for
             TN-1X...............................  NTQJ91AL                            *
           TN-MS EC-1 Release 12 Standby
             Licence.............................  NTQJ91BL                            *
           TN-MS EC-1 Multi-user Licence.........  NTQJ91CA                            *
           X terminal software on DAT............  NTQJ05JB                            *
           TN-1X Rel 8 NTPs (CD-ROM MAC).........  32HSC00456VEC                       *
           TN-1C
           Core
           TN-1C 8x2/16x2 turbo ADM (1550nm
             L1.2)...............................  NTFT52BI                            *
           AC/DC Power Unit......................  NTFT21AA                            *
           12V Battery                             NTFT24AA                            *
           ***BT43/5F & 3002 cable assy 20m......  32YCN00750CAA                       *
           ***Optical patchcord 20m FC-FC........  NT7E46BD                            *
           TN-MS EC-1 Release 12 Licence for
             TN-1C...............................  NTQJ91FL                            *
           Craft Access Terminal.................  NTQJ09AA                            *
           CAT Cable Assembly....................  NTFT15AC                            *
           TN-1C Release 3 Software kit (disk &
             tape)...............................  NTFT81CA                            *
           TN-1 CAT Release 12 Application
             (3.5")..............................  NTQJ35LA
           Netscape Windows95 (Fastrack Server
             and Navigator)......................  NTQJ81BA                            *
           TN-1C Release 3 handbook CD-ROM.......  NTFT66CA                            *

1.4        DXC                                                                         *
           256 Port Cross Connect (MSH84)          MSH84
           STM-1 Optical card
           16 x 2Mbit/s Port Unit
           MV-36 Element controller..............  MV-36
           Managed Object Agent (MOA)

1.5        TN-MS INM                                                                   *
           Hardware
           HP C200 workstation, north & south
             hemisphere..........................  NTQJ01GC
           NRM Release 6 Software and Handbooks..  NTQJ12FA
           NRM Release 6 Feature Profile Tape--
             Core + IM + PM + CM.................  NTQJ10FK
           TN-MS NRM (Rel6) Alarm surveillance
             Licence.............................  NTQJ90AF
           TN-MS NRM (Rel6) Electronic Software
             Delivery Licence....................  NTQJ90BF
           TN-MS NRM (Rel6) Inventory Manager
             Licence.............................  NTQJ90DF
           TN-MS NRM (Rel6) Perf. Mon.
             Consolidation Licence...............  NTQJ90EF
           TN-MS NRM (Rel6) Connection Management
             Licence.............................  NTQJ90FF
           TN-MS NRM (Rel6) Software Management
             User Guide..........................  NTQJ19FT
           TN-MS NRM (Rel6) Inventory Management
             User Guide..........................  NTQJ19FX
           TN-MS NRM (Rel6) Performance
             Management User Guide...............  NTQJ19FW
           TN-MS NRM (Rel6) Connection Management
             User Guide..........................  NTQJ19FV
           Router 2501 OSI.......................  NTJM01BA
           Router 2514 OSI.......................  NTJM01KA
           DCN RConfig "P" 2514 ent. 0 tunnels,
             Ser: 2 L2,0 L1 CPC Allocated:
             A0741950............................  NTJM9914
           DCN RConfig "P" 2514 ent. 1 tunnel,
             Ser: 1 L2,1 L1 CPC Allocated:
             A0741941............................  NTJM9912
           HS modem SP-1-AR,AC...................  NTJM01SA
           Shelf Cantilever 19in mounting........  P0878672

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                                     SECTION B - UK
           Transceiver 10BaseT...................  NTJM01VA
           Ethernet 10BaseT Transceiver..........  A0383333
           Baystack 101 10baseT hub 12 port RJ45
             250VAC..............................  NTJM02PA
           ***Cable Assy LAN RJ45--RJ45 h/e......  32YCN00727AFA
           ***Ethernet kit for OPC hub
             (20m,OC-48).........................  NT7E44JE

1.6        NETWORK SYNCHRONISATION                                                     *
           DCD-521C
           DCD-Cs ETSI Standalone Cesium PRC.....  990-43100-02
           DCD-LPR Shelf GPS Applications........  990-44100-12
           GPS Timing Kit E1 (Rubidium or
             Quartz).............................  990-44140-14
           Blank Unit LPR........................  090-44198-01
           LOU-2 Dual oscillator.................  090-44145-02
           DCD-521/C ETSI Shelf
             Master/Expansion....................  990-44210-01
           MRC-EA/Input card 2MHz/2Mb/s, 4
             inputs..............................  090-44010-06
           TNCE Clock card rubidium..............  090-44017-02
           TNC Clock card transit node OCXO......  090-44020-02
           TO-EA Output card 2MHz/2Mb/s 10
             outputs.............................  090-44029-01
           MIS Maint i'f
             analysis/config/remote..............  990-44018-14
           Blank Panel 1 TO slot wide............  074-00208-01
           Timing Input Module MRC SMB...........  990-45107-02
           Timing Output Module SMB,1:1 prot.....  990-45105-07

1.7        EQUIPMENT PRACTICE
           Mechanical bay assy ETSI (no expansion
             sh).................................  NTCE89AA                            *                  *                 *
           NTE-STM16 Rack (2200 x 600 x 300)--
             cost reduced........................  NTFW70EA                            *
           TN-16X Installation Kit...............  25SKM00807ABM                       *
           REGEN Rack Assy.......................  NTFW71AA                            *
           Rack side cover L/H u/o NTFW70AA......  P0725173                            *
           Rack side cover R/H u/o NTFW70AA......  P0725175                            *
           Mechanical assembly, rack, 42U........  A0726263
           Distribution block 8 way left hand
             cable entry.........................  A0729317
           Distribution block 8 way right hand
             cable entry.........................  A0729318
           ETSI Rack, 220cm, without side
             panels..............................  NTKD70AA                            *
           NT ETSI Rack Standard Inst.Kit........  25SKM00807ABE                       *
           ETSI Rack 48V DC Distrib Panel with
             Rack Alarm Unit.....................  25SKM00807AAN                       *

1.8        ADDITIONAL ITEMS
           OC-192 REL 1.4 SUPERSET CUSTOMER
             LOADS...............................  ***PLM_TN-16X_NC_1
           AC Power Cable Assembly...............  PLM_Source_locally                  *
           ***Cable Assy, RJ45 crossover.........  32YCN01094AFA                       *
           *** OPTICAL PATCHCORD 20M SC-SC.......  PLM_Advanced Optics_NC_3            *

           TOTAL EXTENDED EQUIPMENT PRICE........                                                                           *

2.0        Installation & Commissioning..........                                      *                  *                 *
           Installation Materials................                                      *
                                                                                                                          -----
           TOTAL EXTENDED PRICE..................                                                                           *
                                                                                                                          -----
                                                                                                                          -----

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                          VIATEL CIRCLE 1 CONTRACT
                                                                                                                           ANNEX C
                                                                                                                SCHEDULE OF PRICES
                                                                                                                    SECTION B - UK
           PEVENSEY BAY                                                                ISSUE 1.0
           -----------------------------------------  ----------------------------------------------------------------------------
           ABBREVIATED DESCRIPTION                               CODE               SELLING PRICE    PEVENSEY BAY      EXT PRICE
           -----------------------------------------  ---------------------------  ---------------  ---------------  -------------
                                                                                         $US              QTY             $US
1.0        TRANSMISSION EQUIPMENT
1.1        TN-16 4F
           Core
           OC192 SC060 SHELF CONTROLLER.............  NTCA41BA                            *                *               *
           MAINTENANCE INTERFACE....................  NTCA42AA                            *                *               *
           *** CABLE ASSY (MODEM ACCESS)............  NTCC8930                            *                *               *
           MESSAGE TRANSFER CARD....................  NTCA48AA                            *                *               *
           BREAKER MODULE...........................  NTCA40AA                            *                *               *
           COMMON EQUIPMENT FILLER CARD (1 IN.).....  NTCA59AA                            *                *               *
           PARTITIONED OPC CONTROLLER...............  NTCA50AA                            *
           *** CA ASSY (10 BASE T CROSSOVER)........  NT7E44KC                            *
           PARTITIONED OPC STORAGE MODULE...........  NTCA51AA                            *
           OPC FLASH CARTRIDGE......................  NTCA53AA                            *
           PARTITIONED OPC IO MODULE................  NTCA52AA                            *
           *** SM OPTICAL PATCHCORD 20M (66FT)
             (SC-TUNED) SEE A06.....................  NT7E46HD                            *                *               *
           *** SM OPTICAL PATCHCORD 20M (66FT)
             (SC-TUNED) W/MVOA......................  NT7E47HD                            *                *               *
           TRANSPORT SHELF FILLER CARD..............  NTCA49AA                            *                *               *
           TRANSPORT SHELF SWITCH FILLER CARD.......  NTCA49AB                            *                *               *
           OC-192 OPTICAL AMPLIFIER W/ SERVICE
             CHANNEL (SC)...........................  NTCA11AC                            *                *               *
           OC-192 OPTICAL AMPLIFIER (SC)............  NTCA11BC                            *
           1625NM OPTICAL SERVICE CHANNEL (SC)        NTCA11CC                            *
           1550/1625NM WDM COUPLER (SC)               NTCC13AC                            *
           MOR RTU..................................  NTCA62DA                            *                *               *

1.2        TN-16X
           Core
           STM16 LTE/ADM/RING SHELF--COST REDUCED...  NTFW50EA                            *
           SH PROCESSOR FOR SDH (DCC HUBBING).......  NT7E20GC                            *
           SH PROCESSOR(ETHERNET,SYNC MSG 24M)......  NT7E20KA                            *                *               *
           Maintenance Interface Unit...............  NT7E23AA                            *                *               *
           TN-16X Regenerator Subrack Kit...........  NTFW51AA                            *                *               *
           OC-48/STM-16 Ring Demux..................  NT8E06AB                            *
           OC48 DWDM 1528.77 NM RING TX.............  NT8E11DQ                            *
           OC48 DWDM 1530.33 RING TRANSMITTER.......  NT8E11FQ                            *
           OC48 WDM 1533.47 RING TRANSMITTER........  NT8E11KQ                            *
           OC48 WDM 1535.04 RING TRANSMITTER........  NT8E11MQ                            *
           OC48 DWDM 1550.92 NM RING TRANSMITTER....  NT8E11KR                            *
           OC48 DWDM 1552.52 RING TRANSMITTER.......  NT8E11MR                            *
           OC48 DWDM 1555.75 NM RING TRANSMITTER....  NT8E11RR                            *
           OC48 DWDM 1557.36 RING TRANSMITTER.......  NT8E11TR                            *
           OC48 DWDM 1528.77 NM REGEN...............  NT8E13DJ                            *                *               *
           OC48 DWDM 1530.33 REG/TX INTERFACE.......  NT8E13FJ                            *                *               *
           OC48 DWDM 1533.47 REG/TX INTERFACE.......  NT8E13KJ                            *                *               *
           OC48 DWDM 1535.04 REG/TX INTERFACE.......  NT8E13MJ                            *                *               *
           OC48 DWDM 1550.92 REG/TX INTERFACE.......  NT8E13KK                            *                *               *
           OC48 DWDM 1552.52 REG/TX INTERFACE.......  NT8E13MK                            *                *               *
           OC48 DWDM 1555.75 REG/TX INTERFACE.......  NT8E13RK                            *                *               *
           OC48 DWDM 1557.36 REG/TX INTERFACE.......  NT8E13TK                            *                *               *
           OC-48/STM16 LR SAW Rx Interface (SC).....  NT8E02DD                            *                *               *
           STM1o IR 1310 Tributary I/F (SC).........  NTFW11CD                            *
           STM1 Optical Carrier Assembly............  NTFW19BA                            *
           External synchronisation interface
             carrier................................  NT7E19AA                            *
           External Synchronisation Interface (2
             MHz)...................................  NTFW27AA                            *
           *** OPTICAL PATCH CORD 20M (SC-SC).......  NT7E46FD                            *                *               *
           *** OPTICAL PATCH CORD W/MVOA 20M
             (SC-SC)................................  NT7E47FD                            *                *               *
           KIT, SC OPTICAL CONNECTOR. INITIAL USE
             NTN401AA...............................  NTN459SC                            *                *               *
           *** FIBRE OPTIC CABLE ASSY STM1 DUPLEX
             SC-SC 20M..............................  NTFW5753                            *
           TN-16X Regenerator Software Licence
             (Release 7)............................  NTQJ93GG                            *                *               *
           TN-16X Shared Protection Ring Software
             Licence (Release 7)....................  NTQJ93HG                            *
           Extra Traffic on Rings on Licence........  NTQJ93TB                            *
           OPC with tape drive......................  NT7E24BC                            *
           PHOENIX SUPERSET CODE FOR REL 7..........  NTFW97HA                            *
           *** CNET BAY/BAY CABLE 5.0M..............  NT7E44JC                            *
           TN-MS EC-16X Multi-user Licence..........  NTQJ93CA                            *
           TN-MS EC-16X Release 7 Licence...........  NTQJ93AG                            *
           TN-MS EC-16X Release 7 Standby Licence...  NTQJ93BG                            *
           FW TN-16X Rel 7 NTPS (CD-ROM)............  NTFW64AH                            *

1.3        ADVANCED OPTICS (DWDM)


------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                          VIATEL CIRCLE 1 CONTRACT
                                                                                                                           ANNEX C
                                                                                                                SCHEDULE OF PRICES
                                                                                                                    SECTION B - UK
           Core
           DWDM FILTER MODULE SHELF ASSY-- 4
             POS--ETSI..............................  NTCE88BA                            *                *               *
           DWDM COUPLER 8W,MB/DR W/O VOA,SC.........  NTCA10GC                            *                *               *
           DWDM COUPLER 8W,DB/MR W/O VOA,SC.........  NTCA10HC                            *                *               *

           TN-1X
           Core
           TN-1X Synchronous Access Multiplexer
             Subrack................................  25GMU00750GWV                       *
           Shelf Kit................................  25SKM00750HFN                       *
           TN-1X Installation Kit...................  25SKM00807ABL                       *
           Local Craft Access Panel Type 1..........  25UEP00750GXB                       *
           Service Interface Module Type 10
             (Misc).................................  25UJJ00750GXC                       *
           Service Interface Module Type 40
             (LCAP).................................  25UJJ00750GWX                       *
           Subrack Cover Kit........................  25SKM00750HFL                       *
           Rack Mounting Kit for ETSI...............  25SKM00019AAE                       *
           Dummy Front Panel 1'.....................  25RBN00021AAB                       *
           Dummy SIA Panel 1'.......................  25RBN00021AAA                       *
           Power Supply Unit........................  25UPW00750HAY                       *
           Subrack Control Unit.....................  25UMN00750GXD                       *
           Payload Manager (mixed payload)..........  NTKD10AA                            *
           STM-1 G.957 L1.2 Optical Aggregate Port
             Card (1550nm)..........................  25UTM00750HWH                       *
           STM-1 G.957 L-1.1, S1.1 Optical Tributary
             Card (1'wide)..........................  NTKD11AA                            *
           ***Optical patchcord 20m FC-FC...........  NT7E46BD                            *
           Craft Access Terminal....................  NTQJ09AA                            *
           RS 232 Cable Assembly....................  25YCN00748AAA                       *
           TN-1 CAT Release 12 Application (3.5")...  NTQJ35LA
           TN-MS CA-1X Release 12 Licence...........  NTQJ91DL
           Netscape Windows95 (Fastrack Server and
             Navigator).............................  NTQJ81BA                            *
           TN-1X Release 8 Software Download (from
             CAT)...................................  NTQJ36HA
           HP B132, 128Mbytes RAM, 2Gb HD, DAT, CD,
             N.Hem..................................  NTQJ01FA                            *
           TN-MS EC-1 Release 12 (DAT)..............  NTQJ30LA
           Netscape for UNIX (Fastrack Server and
             Navigator).............................  NTQJ81AA                            *
           TN-1X Release 8 software download (from
             EC)....................................  NTQJ31HA
           TN-1C Release 3 Software kit (disk &
             tape)..................................  NTFT81CA                            *
           TN-MS EC-1 Release 12 Licence for TN-1X..  NTQJ91AL                            *
           TN-MS EC-1 Release 12 Standby Licence....  NTQJ91BL                            *
           TN-MS EC-1 Multi-user Licence............  NTQJ91CA                            *
           X terminal software on DAT...............  NTQJ05JB                            *
           TN-1X Rel 8 NTPs (CD-ROM MAC)............  32HSC00456VEC                       *

           TN-1C
           Core
           TN-1C 8x2/16x2 turbo ADM (1550nm L1.2)...  NTFT52BI                            *
           AC/DC Power Unit.........................  NTFT21AA                            *
           12V Battery..............................  NTFT24AA                            *
           ***BT43/5F & 3002 cable assy 20m.........  32YCN00750CAA                       *
           ***Optical patchcord 20m FC-FC...........  NT7E46BD                            *
           TN-MS EC-1 Release 12 Licence for TN-1C..  NTQJ91FL                            *
           Craft Access Terminal....................  NTQJ09AA                            *
           CAT Cable Assembly.......................  NTFT15AC                            *
           TN-1C Release 3 Software kit (disk &
             tape)..................................  NTFT81CA                            *
           TN-1 CAT Release 12 Application (3.5")...  NTQJ35LA
           Netscape Windows95 (Fastrack Server and
             Navigator).............................  NTQJ81BA                            *
           TN-1C Release 3 handbook CD-ROM..........  NTFT66CA                            *

1.4        DXC                                                                            *
           256 Port Cross Connect (MSH84)...........  MSH84
           STM-1 Optical card.......................
           16 x 2Mbit/s Port Unit...................
           MV-36 Element controller.................  MV-36
           Managed Object Agent (MOA)

1.5        TN-MS INM                                                                      *
           Hardware
           HP C200 workstation, north & south
             hemisphere.............................  NTQJ01GC
           NRM Release 6 Software and Handbooks.....  NTQJ12FA
           NRM Release 6 Feature Profile Tape--Core
             + IM + PM + CM.........................  NTQJ10FK
           TN-MS NRM (Rel6) Alarm surveillance
             Licence................................  NTQJ90AF
           TN-MS NRM (Rel6) Electronic Software
             Delivery Licence.......................  NTQJ90BF
           TN-MS NRM (Rel6) Inventory Manager
             Licence................................  NTQJ90DF
           TN-MS NRM (Rel6) Perf. Mon. Consolidation
             Licence................................  NTQJ90EF
           TN-MS NRM (Rel6) Connection Management
             Licence................................  NTQJ90FF
           TN-MS NRM (Rel6) Software Management User
             Guide..................................  NTQJ19FT
           TN-MS NRM (Rel6) Inventory Management
             User Guide.............................  NTQJ19FX
           TN-MS NRM (Rel6) Performance Management
             User Guide.............................  NTQJ19FW
           TN-MS NRM (Rel6) Connection Management
             User Guide.............................  NTQJ19FV
           Router 2501 OSI..........................  NTJM01BA

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                          VIATEL CIRCLE 1 CONTRACT
                                                                                                                           ANNEX C
                                                                                                                SCHEDULE OF PRICES
                                                                                                                    SECTION B - UK
           Router 2514 OSI..........................  NTJM01KA
           DCN RConfig "P" 2514 ent. 0 tunnels, Ser:
             2 L2,0 L1 CPC Allocated: A0741950......  NTJM9914
           DCN RConfig "P" 2514 ent. 1 tunnel, Ser:
             1 L2,1 L1 CPC Allocated: A0741941......  NTJM9912
           HS modem SP-1-AR,AC......................  NTJM01SA
           Shelf Cantilever 19in mounting...........  P0878672
           Transceiver 10BaseT......................  NTJM01VA
           Ethernet 10BaseT Transceiver.............  A0383333
           Baystack 101 10baseT hub 12 port RJ45
             250VAC.................................  NTJM02PA
           ***Cable Assy LAN RJ45--RJ45 h/e.........  32YCN00727AFA
           ***Ethernet kit for OPC hub
             (20m,OC-48)............................  NT7E44JE

1.6        NETWORK SYNCHRONISATION                                                        *
           DCD-521C
           DCD-Cs ETSI Standalone Cesium PRC........  990-43100-02
           DCD-LPR Shelf GPS Applications...........  990-44100-12
           GPS Timing Kit E1 (Rubidium or Quartz)...  990-44140-14
           Blank Unit LPR...........................  090-44198-01
           LOU-2 Dual oscillator....................  090-44145-02
           DCD-521/C ETSI Shelf Master/Expansion....  990-44210-01
           MRC-EA/Input card 2MHz/2Mb/s, 4 inputs...  090-44010-06
           TNCE Clock card rubidium.................  090-44017-02
           TNC Clock card transit node OCXO.........  090-44020-02
           TO-EA Output card 2MHz/2Mb/s 10 outputs..  090-44029-01
           MIS Maint i'f analysis/config/remote.....  990-44018-14
           Blank Panel 1 TO slot wide...............  074-00208-01
           Timing Input Module MRC SMB..............  990-45107-02
           Timing Output Module SMB,1:1 prot........  990-45105-07

1.7        EQUIPMENT PRACTICE
           Mechanical bay assy ETSI (no expansion
             sh)....................................  NTCE89AA                            *                *               *
           NTE-STM16 Rack (2200 x 600 x 300)--cost
             reduced................................  NTFW70EA                            *
           TN-16X Installation Kit..................  25SKM00807ABM                       *                *               *
           REGEN Rack Assy..........................  NTFW71AA                            *                *               *
           Rack side cover L/H u/o NTFW70AA.........  P0725173                            *                *               *
           Rack side cover R/H u/o NTFW70AA.........  P0725175                            *                *               *
           Mechanical assembly, rack, 42U...........  A0726263
           Distribution block 8 way left hand cable
             entry..................................  A0729317
           Distribution block 8 way right hand cable
             entry..................................  A0729318
           ETSI Rack, 220cm, without side panels....  NTKD70AA                            *
           NT ETSI Rack Standard Inst.Kit...........  25SKM00807ABE                       *
           ETSI Rack 48V DC Distrib Panel with Rack
             Alarm Unit.............................  25SKM00807AAN                       *

1.8        ADDITIONAL ITEMS
           OC-192 REL 1.4 SUPERSET CUSTOMER LOADS...  ***PLM_TN-16X_NC_1
           AC Power Cable Assembly..................  PLM_Source_locally                  *
           ***Cable Assy, RJ45 crossover............  32YCN01094AFA                       *
           *** OPTICAL PATCHCORD 20M SC-SC..........  PLM_Advanced Optics_NC_3            *                *               *

           Total Extended Equipment Price...........  *

2.0        INSTALLATION & COMMISSIONING                                                   *                *               *
           Installation Materials...................                                      *
                                                                                                                         -----
           TOTAL EXTENDED PRICE.....................                                                                       *
                                                                                                                         -----
                                                                                                                         -----

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                                     SECTION B - UK
           WINTERTON                                                                   ISSUE 1.0
           -----------------------------------------  ----------------------------------------------------------------------------
           ABBREVIATED DESCRIPTION                               CODE               SELLING PRICE    WINTERTON         EXT PRICE
           -----------------------------------------  ---------------------------  ---------------  ---------------  -------------
                                                                                         $US              QTY             $US
1.0        TRANSMISSION EQUIPMENT

1.1        TN-16 4F
           Core
           OC192 SC060 SHELF CONTROLLER.............  NTCA41BA                            *                *               *
           MAINTENANCE INTERFACE....................  NTCA42AA                            *                *               *
           *** CABLE ASSY (MODEM ACCESS)............  NTCC8930                            *                *               *
           MESSAGE TRANSFER CARD....................  NTCA48AA                            *                *               *
           BREAKER MODULE...........................  NTCA40AA                            *                *               *
           COMMON EQUIPMENT FILLER CARD (1 IN.).....  NTCA59AA                            *                *               *
           PARTITIONED OPC CONTROLLER...............  NTCA50AA                            *
           *** CA ASSY (10 BASE T CROSSOVER)........  NT7E44KC                            *
           PARTITIONED OPC STORAGE MODULE...........  NTCA51AA                            *
           OPC FLASH CARTRIDGE......................  NTCA53AA                            *
           PARTITIONED OPC IO MODULE................  NTCA52AA                            *
           *** SM OPTICAL PATCHCORD 20M (66FT)
           (SC-TUNED) SEE A06.......................  NT7E46HD                            *                *               *
           *** SM OPTICAL PATCHCORD 20M (66FT)
           (SC-TUNED) W/MVOA........................  NT7E47HD                            *                *               *
           TRANSPORT SHELF FILLER CARD..............  NTCA49AA                            *                *               *
           TRANSPORT SHELF SWITCH FILLER CARD.......  NTCA49AB                            *                *               *
           OC-192 OPTICAL AMPLIFIER W/ SERVICE
           CHANNEL (SC).............................  NTCA11AC                            *                *               *
           OC-192 OPTICAL AMPLIFIER (SC)............  NTCA11BC                            *                *               *
           1625NM OPTICAL SERVICE CHANNEL (SC)        NTCA11CC                            *
           1550/1625NM WDM COUPLER (SC)               NTCC13AC                            *
           MOR RTU..................................  NTCA62DA                            *                *               *

1.2        TN-16X
           Core
           STM16 LTE/ADM/RING SHELF--COST REDUCED...  NTFW50EA                            *
           SH PROCESSOR FOR SDH (DCC HUBBING).......  NT7E20GC                            *
           SH PROCESSOR(ETHERNET,SYNC MSG 24M)......  NT7E20KA                            *                *               *
           Maintenance Interface Unit...............  NT7E23AA                            *                *               *
           TN-16X Regenerator Subrack Kit...........  NTFW51AA                            *                *               *
           OC-48/STM-16 Ring Demux..................  NT8E06AB                            *
           OC48 DWDM 1528.77 NM RING TX.............  NT8E11DQ                            *
           OC48 DWDM 1530.33 RING TRANSMITTER.......  NT8E11FQ                            *
           OC48 WDM 1533.47 RING TRANSMITTER........  NT8E11KQ                            *
           OC48 WDM 1535.04 RING TRANSMITTER........  NT8E11MQ                            *
           OC48 DWDM 1550.92 NM RING TRANSMITTER....  NT8E11KR                            *
           OC48 DWDM 1552.52 RING TRANSMITTER.......  NT8E11MR                            *
           OC48 DWDM 1555.75 NM RING TRANSMITTER....  NT8E11RR                            *
           OC48 DWDM 1557.36 RING TRANSMITTER.......  NT8E11TR                            *
           OC48 DWDM 1528.77 NM REGEN...............  NT8E13DJ                            *               *              *
           OC48 DWDM 1530.33 REG/TX INTERFACE.......  NT8E13FJ                            *               *              *
           OC48 DWDM 1533.47 REG/TX INTERFACE.......  NT8E13KJ                            *
           OC48 DWDM 1535.04 REG/TX INTERFACE.......  NT8E13MJ                            *
           OC48 DWDM 1550.92 REG/TX INTERFACE.......  NT8E13KK                            *               *              *
           OC48 DWDM 1552.52 REG/TX INTERFACE.......  NT8E13MK                            *               *              *
           OC48 DWDM 1555.75 REG/TX INTERFACE.......  NT8E13RK                            *               *              *
           OC48 DWDM 1557.36 REG/TX INTERFACE.......  NT8E13TK                            *               *              *
           OC-48/STM16 LR SAW Rx Interface (SC).....  NT8E02DD                            *               *              *
           STM1o IR 1310 Tributary I/F (SC).........  NTFW11CD                            *
           STM1 Optical Carrier Assembly............  NTFW19BA                            *
           External synchronisation interface
           carrier..................................  NT7E19AA                            *
           External Synchronisation Interface (2
           MHz).....................................  NTFW27AA                            *
           *** OPTICAL PATCH CORD 20M (SC-SC).......  NT7E46FD                            *               *              *
           *** OPTICAL PATCH CORD W/MVOA 20M (SC-SC)  NT7E47FD                            *               *              *
           KIT, SC OPTICAL CONNECTOR. INITIAL USE
           NTN401AA.................................  NTN459SC                            *               *              *
           *** FIBRE OPTIC CABLE ASSY STM1 DUPLEX SC-SC
           20M......................................  NTFW5753                            *
           TN-16X Regenerator Software Licence (Release
           7).......................................  NTQJ93GG                            *               *              *
           TN-16X Shared Protection Ring Software
           Licence (Release 7)......................  NTQJ93HG                            *
           Extra Traffic on Rings on Licence........  NTQJ93TB                            *
           OPC with tape drive......................  NT7E24BC                            *
           PHOENIX SUPERSET CODE FOR REL 7..........  NTFW97HA                            *
           *** CNET BAY/BAY CABLE 5.0M..............  NT7E44JC                            *
           TN-MS EC-16X Multi-user Licence..........  NTQJ93CA                            *
           TN-MS EC-16X Release 7 Licence...........  NTQJ93AG                            *
           TN-MS EC-16X Release 7 Standby Licence...  NTQJ93BG                            *
           FW TN-16X Rel 7 NTPS (CD-ROM)............  NTFW64AH                            *

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                                     SECTION B - UK
1.3        ADVANCED OPTICS (DWDM)
           Core
           DWDM FILTER MODULE SHELF ASSY--4
           POS--ETSI...................................  NTCE88BA                            *               *              *
           DWDM COUPLER 8W,MB/DR W/O VOA,SC............  NTCA10GC                            *               *              *
           DWDM COUPLER 8W,DB/MR W/O VOA,SC............  NTCA10HC                            *               *              *

           TN-1X
           Core
           TN-1X Synchronous Access Multiplexer
           Subrack.....................................  25GMU00750GWV                       *
           Shelf Kit...................................  25SKM00750HFN                       *
           TN-1X Installation Kit......................  25SKM00807ABL                       *
           Local Craft Access Panel Type 1.............  25UEP00750GXB                       *
           Service Interface Module Type 10 (Misc).....  25UJJ00750GXC                       *
           Service Interface Module Type 40 (LCAP).....  25UJJ00750GWX                       *
           Subrack Cover Kit...........................  25SKM00750HFL                       *
           Rack Mounting Kit for ETSI..................  25SKM00019AAE                       *
           Dummy Front Panel 1'........................  25RBN00021AAB                       *
           Dummy SIA Panel 1'..........................  25RBN00021AAA                       *
           Power Supply Unit...........................  25UPW00750HAY                       *
           Subrack Control Unit........................  25UMN00750GXD                       *
           Payload Manager (mixed payload).............  NTKD10AA                            *
           STM-1 G.957 L1.2 Optical Aggregate Port Card
           (1550nm)....................................  25UTM00750HWH                       *
           STM-1 G.957 L-1.1, S1.1 Optical Tributary
           Card (1'wide)...............................  NTKD11AA                            *
           ***Optical patchcord 20m FC-FC..............  NT7E46BD                            *
           Craft Access Terminal.......................  NTQJ09AA                            *
           RS 232 Cable Assembly.......................  25YCN00748AAA                       *
           TN-1 CAT Release 12 Application (3.5")......  NTQJ35LA
           TN-MS CA-1X Release 12 Licence..............  NTQJ91DL
           Netscape Windows95 (Fastrack Server and
           Navigator)..................................  NTQJ81BA                            *
           TN-1X Release 8 Software Download (from
           CAT)........................................  NTQJ36HA
           HP B132, 128Mbytes RAM, 2Gb HD, DAT, CD,
           N.Hem.......................................  NTQJ01FA                            *
           TN-MS EC-1 Release 12 (DAT).................  NTQJ30LA
           Netscape for UNIX (Fastrack Server and
           Navigator)..................................  NTQJ81AA                            *
           TN-1X Release 8 software download (from
           EC).........................................  NTQJ31HA
           TN-1C Release 3 Software kit (disk &
           tape).......................................  NTFT81CA                            *
           TN-MS EC-1 Release 12 Licence for TN-1X.....  NTQJ91AL                            *
           TN-MS EC-1 Release 12 Standby Licence.......  NTQJ91BL                            *
           TN-MS EC-1 Multi-user Licence...............  NTQJ91CA                            *
           X terminal software on DAT..................  NTQJ05JB                            *
           TN-1X Rel 8 NTPs (CD-ROM MAC)...............  32HSC00456VEC                       *

           TN-1C
           Core
           TN-1C 8x2/16x2 turbo ADM (1550nm L1.2)......  NTFT52BI                            *
           AC/DC Power Unit............................  NTFT21AA                            *
           12V Battery                                   NTFT24AA                            *
           ***BT43/5F & 3002 cable assy 20m............  32YCN00750CAA                       *
           ***Optical patchcord 20m FC-FC..............  NT7E46BD                            *
           TN-MS EC-1 Release 12 Licence for TN-1C.....  NTQJ91FL                            *
           Craft Access Terminal.......................  NTQJ09AA                            *
           CAT Cable Assembly..........................  NTFT15AC                            *
           TN-1C Release 3 Software kit (disk &
           tape).......................................  NTFT81CA                            *
           TN-1 CAT Release 12 Application (3.5")......  NTQJ35LA
           Netscape Windows95 (Fastrack Server and
           Navigator)..................................  NTQJ81BA                            *
           TN-1C Release 3 handbook CD-ROM.............  NTFT66CA                            *

1.4        DXC                                                                               *
           256 Port Cross Connect (MSH84)..............  MSH84
           STM-1 Optical card..........................
           16 x 2Mbit/s Port Unit......................
           MV-36 Element controller....................  MV-36
           Managed Object Agent (MOA)

1.5        TN-MS INM                                                                         *
           Hardware
           HP C200 workstation, north & south
           hemisphere..................................  NTQJ01GC
           NRM Release 6 Software and Handbooks........  NTQJ12FA
           NRM Release 6 Feature Profile Tape--Core +
           IM + PM + CM................................  NTQJ10FK
           TN-MS NRM (Rel6) Alarm surveillance
           Licence.....................................  NTQJ90AF
           TN-MS NRM (Rel6) Electronic Software
           Delivery Licence............................  NTQJ90BF
           TN-MS NRM (Rel6) Inventory Manager Licence..  NTQJ90DF
           TN-MS NRM (Rel6) Perf. Mon. Consolidation
           Licence.....................................  NTQJ90EF
           TN-MS NRM (Rel6) Connection Management
           Licence.....................................  NTQJ90FF

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                                     SECTION B - UK
           TN-MS NRM (Rel6) Software Management User
           Guide.......................................  NTQJ19FT
           TN-MS NRM (Rel6) Inventory Management User
           Guide.......................................  NTQJ19FX
           TN-MS NRM (Rel6) Performance Management User
           Guide.......................................  NTQJ19FW
           TN-MS NRM (Rel6) Connection Management User
           Guide.......................................  NTQJ19FV
           Router 2501 OSI.............................  NTJM01BA
           Router 2514 OSI.............................  NTJM01KA
           DCN RConfig "P" 2514 ent. 0 tunnels, Ser: 2
           L2,0 L1 CPC Allocated: A0741950.............  NTJM9914
           DCN RConfig "P" 2514 ent. 1 tunnel, Ser: 1
           L2,1 L1 CPC Allocated: A0741941.............  NTJM9912
           HS modem SP-1-AR,AC.........................  NTJM01SA
           Shelf Cantilever 19in mounting..............  P0878672
           Transceiver 10BaseT.........................  NTJM01VA
           Ethernet 10BaseT Transceiver................  A0383333
           Baystack 101 10baseT hub 12 port RJ45
           250VAC......................................  NTJM02PA
           ***Cable Assy LAN RJ45--RJ45 h/e............  32YCN00727AFA
           ***Ethernet kit for OPC hub (20m,OC-48).....  NT7E44JE

1.6        NETWORK SYNCHRONISATION                                                           *
           DCD-521C
           DCD-Cs ETSI Standalone Cesium PRC...........  990-43100-02
           DCD-LPR Shelf GPS Applications..............  990-44100-12
           GPS Timing Kit E1 (Rubidium or Quartz)......  990-44140-14
           Blank Unit LPR..............................  090-44198-01
           LOU-2 Dual oscillator.......................  090-44145-02
           DCD-521/C ETSI Shelf Master/Expansion.......  990-44210-01
           MRC-EA/Input card 2MHz/2Mb/s, 4 inputs......  090-44010-06
           TNCE Clock card rubidium....................  090-44017-02
           TNC Clock card transit node OCXO............  090-44020-02
           TO-EA Output card 2MHz/2Mb/s 10 outputs.....  090-44029-01
           MIS Maint i'f analysis/config/remote........  990-44018-14
           Blank Panel 1 TO slot wide..................  074-00208-01
           Timing Input Module MRC SMB.................  990-45107-02
           Timing Output Module SMB,1:1 prot...........  990-45105-07

1.7        EQUIPMENT PRACTICE
           Mechanical bay assy ETSI (no expansion
           sh).........................................  NTCE89AA                            *               *              *
           NTE-STM16 Rack (2200 x 600 x 300)--cost
           reduced.....................................  NTFW70EA                            *
           TN-16X Installation Kit.....................  25SKM00807ABM                       *               *              *
           REGEN Rack Assy.............................  NTFW71AA                            *               *              *
           Rack side cover L/H u/o NTFW70AA............  P0725173                            *               *              *
           Rack side cover R/H u/o NTFW70AA............  P0725175                            *               *              *
           Mechanical assembly, rack, 42U..............  A0726263
           Distribution block 8 way left hand cable
           entry.......................................  A0729317
           Distribution block 8 way right hand cable
           entry.......................................  A0729318
           ETSI Rack, 220cm, without side panels.......  NTKD70AA                            *
           NT ETSI Rack Standard Inst.Kit..............  25SKM00807ABE                       *
           ETSI Rack 48V DC Distrib Panel with Rack
           Alarm Unit..................................  25SKM00807AAN                       *

1.8        ADDITIONAL ITEMS
           OC-192 REL 1.4 SUPERSET CUSTOMER LOADS......  ***PLM_TN-16X_NC_1
           AC Power Cable Assembly.....................  PLM_Source_locally                  *
           ***Cable Assy, RJ45 crossover...............  32YCN01094AFA                       *
           *** OPTICAL PATCHCORD 20M SC-SC.............  PLM_Advanced Optics_NC_3            *               *              *

           TOTAL EXTENDED EQUIPMENT PRICE..............                                                                     *

2.0        INSTALLATION & COMMISSIONING                                                      *               *              *
           Installation Materials......................                                      *
                                                                                                                          -----
           TOTAL EXTENDED PRICE........................                                                                     *
                                                                                                                          -----
                                                                                                                          -----

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                          VIATEL CIRCLE 1 CONTRACT
                                                                                                                           ANNEX C
                                                                                                                SCHEDULE OF PRICES
                                                                                                           SECTION C - NETHERLANDS
           ROTTERDAM                                                                    ISSUE 1.0
           ------------------------------------------  ---------------------------------------------------------------------------
           ABBREVIATED DESCRIPTION                                 CODE               SELLING PRICE     ROTTERDAM      EXT PRICE
           ------------------------------------------  ----------------------------  ---------------  -------------  -------------
                                                                                           $US                            $US
1.0        TRANSMISSION EQUIPMENT

1.1        TN-16 4F
           Core
           OC192 SC060 SHELF CONTROLLER..............  NTCA41BA                             *               *              *
           MAINTENANCE INTERFACE.....................  NTCA42AA                             *               *              *
           *** CABLE ASSY (MODEM ACCESS).............  NTCC8930                             *               *              *
           MESSAGE TRANSFER CARD.....................  NTCA48AA                             *               *              *
           BREAKER MODULE............................  NTCA40AA                             *               *              *
           COMMON EQUIPMENT FILLER CARD (1 IN.)......  NTCA59AA                             *               *              *
           PARTITIONED OPC CONTROLLER................  NTCA50AA                             *
           *** CA ASSY (10 BASE T CROSSOVER).........  NT7E44KC                             *
           PARTITIONED OPC STORAGE MODULE............  NTCA51AA                             *
           OPC FLASH CARTRIDGE.......................  NTCA53AA                             *
           PARTITIONED OPC IO MODULE.................  NTCA52AA                             *
           *** SM OPTICAL PATCHCORD 20M (66FT)
           (SC-TUNED) SEE A06........................  NT7E46HD                             *               *              *
           *** SM OPTICAL PATCHCORD 20M (66FT)
           (SC-TUNED) W/MVOA.........................  NT7E47HD                             *               *              *
           TRANSPORT SHELF FILLER CARD...............  NTCA49AA                             *               *              *
           TRANSPORT SHELF SWITCH FILLER CARD........  NTCA49AB                             *               *              *
           OC-192 OPTICAL AMPLIFIER W/ SERVICE
           CHANNEL (SC)..............................  NTCA11AC                             *               *              *
           OC-192 OPTICAL AMPLIFIER (SC).............  NTCA11BC                             *
           1625NM OPTICAL SERVICE CHANNEL (SC).......  NTCA11CC                             *
           1550/1625NM WDM COUPLER (SC)..............  NTCC13AC                             *
           MOR RTU...................................  NTCA62DA                             *               *              *

1.2        TN-16X
           Core
           STM16 LTE/ADM/RING SHELF--COST REDUCED....  NTFW50EA                             *               *              *
           SH PROCESSOR FOR SDH (DCC HUBBING)........  NT7E20GC                             *               *              *
           SH PROCESSOR(ETHERNET,SYNC MSG 24M).......  NT7E20KA                             *
           Maintenance Interface Unit................  NT7E23AA                             *               *              *
           TN-16X Regenerator Subrack Kit............  NTFW51AA                             *
           OC-48/STM-16 Ring Demux...................  NT8E06AB                             *               *              *
           OC48 DWDM 1528.77 NM RING TX..............  NT8E11DQ                             *               *              *
           OC48 DWDM 1530.33 RING TRANSMITTER........  NT8E11FQ                             *               *              *
           OC48 WDM 1533.47 RING TRANSMITTER.........  NT8E11KQ                             *               *              *
           OC48 WDM 1535.04 RING TRANSMITTER.........  NT8E11MQ                             *               *              *
           OC48 DWDM 1550.92 NM RING TRANSMITTER.....  NT8E11KR                             *               *              *
           OC48 DWDM 1552.52 RING TRANSMITTER........  NT8E11MR                             *               *              *
           OC48 DWDM 1555.75 NM RING TRANSMITTER.....  NT8E11RR                             *               *              *
           OC48 DWDM 1557.36 RING TRANSMITTER........  NT8E11TR                             *               *              *
           OC48 DWDM 1528.77 NM REGEN................  NT8E13DJ                             *
           OC48 DWDM 1530.33 REG/TX INTERFACE........  NT8E13FJ                             *
           OC48 DWDM 1533.47 REG/TX INTERFACE........  NT8E13KJ                             *
           OC48 DWDM 1535.04 REG/TX INTERFACE........  NT8E13MJ                             *
           OC48 DWDM 1550.92 REG/TX INTERFACE........  NT8E13KK                             *
           OC48 DWDM 1552.52 REG/TX INTERFACE........  NT8E13MK                             *
           OC48 DWDM 1555.75 REG/TX INTERFACE........  NT8E13RK                             *
           OC48 DWDM 1557.36 REG/TX INTERFACE........                                       *
           OC-48/STM16 LR SAW Rx Interface (SC)......  NT8E02DD                             *               *              *
           STM1o IR 1310 Tributary I/F (SC)..........  NTFW11CD                             *               *              *
           STM1 Optical Carrier Assembly.............  NTFW19BA                             *               *              *
           External synchronisation interface
           carrier...................................  NT7E19AA                             *               *              *
           External Synchronisation Interface (2
           MHz)......................................  NTFW27AA                             *               *              *
           *** OPTICAL PATCH CORD 20M (SC-SC)........  NT7E46FD                             *               *              *
           *** OPTICAL PATCH CORD W/MVOA 20M
           (SC-SC)...................................  NT7E47FD                             *               *              *
           KIT, SC OPTICAL CONNECTOR. INITIAL USE
           NTN401AA..................................  NTN459SC                             *               *              *
           *** FIBRE OPTIC CABLE ASSY STM1 DUPLEX
           SC-SC 20M.................................  NTFW5753                             *               *              *
           TN-16X Regenerator Software Licence
           (Release 7)...............................  NTQJ93GG                             *
           TN-16X Shared Protection Ring Software
           Licence (Release 7).......................  NTQJ93HG                             *               *              *
           Extra Traffic on Rings on Licence.........  NTQJ93TB                             *               *              *
           OPC with tape drive.......................  NT7E24BC                             *
           PHOENIX SUPERSET CODE FOR REL 7...........  NTFW97HA                             *
           *** CNET BAY/BAY CABLE 5.0M...............  NT7E44JC                             *
           TN-MS EC-16X Multi-user Licence...........  NTQJ93CA                             *
           TN-MS EC-16X Release 7 Licence............  NTQJ93AG                             *
           TN-MS EC-16X Release 7 Standby Licence....  NTQJ93BG                             *
           FW TN-16X Rel 7 NTPS (CD-ROM).............  NTFW64AH                             *

1.3        ADVANCED OPTICS (DWDM)

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                          VIATEL CIRCLE 1 CONTRACT
                                                                                                                           ANNEX C
                                                                                                                SCHEDULE OF PRICES
                                                                                                           SECTION C - NETHERLANDS
           Core
           DWDM FILTER MODULE SHELF ASSY--4
           POS--ETSI.................................  NTCE88BA                             *               *              *
           DWDM COUPLER 8W,MB/DR W/O VOA,SC..........  NTCA10GC                             *               *              *
           DWDM COUPLER 8W,DB/MR W/O VOA,SC..........  NTCA10HC                             *               *              *

           TN-1X
           Core
           TN-1X Synchronous Access Multiplexer
           Subrack...................................  25GMU00750GWV                        *
           Shelf Kit.................................  25SKM00750HFN                        *
           TN-1X Installation Kit....................  25SKM00807ABL                        *
           Local Craft Access Panel Type 1...........  25UEP00750GXB                        *
           Service Interface Module Type 10 (Misc)...  25UJJ00750GXC                        *
           Service Interface Module Type 40 (LCAP)...  25UJJ00750GWX                        *
           Subrack Cover Kit.........................  25SKM00750HFL                        *
           Rack Mounting Kit for ETSI................  25SKM00019AAE                        *
           Dummy Front Panel 1'......................  25RBN00021AAB                        *
           Dummy SIA Panel 1''.......................  25RBN00021AAA                        *
           Power Supply Unit.........................  25UPW00750HAY                        *
           Subrack Control Unit......................  25UMN00750GXD                        *
           Payload Manager (mixed payload)...........  NTKD10AA                             *
           STM-1 G.957 L1.2 Optical Aggregate Port
           Card (1550nm).............................  25UTM00750HWH                        *
           STM-1 G.957 L-1.1, S1.1 Optical Tributary
           Card (1''wide)............................  NTKD11AA                             *
           ***Optical patchcord 20m FC-FC............  NT7E46BD                             *
           Craft Access Terminal.....................  NTQJ09AA                             *
           RS 232 Cable Assembly.....................  25YCN00748AAA                        *
           TN-1 CAT Release 12 Application (3.5")....  NTQJ35LA
           TN-MS CA-1X Release 12 Licence............  NTQJ91DL
           Netscape Windows95 (Fastrack Server and
           Navigator)................................  NTQJ81BA                             *
           TN-1X Release 8 Software Download (from
           CAT)......................................  NTQJ36HA
           HP B132, 128Mbytes RAM, 2Gb HD, DAT, CD,
           N.Hem.....................................  NTQJ01FA                             *
           TN-MS EC-1 Release 12 (DAT)...............  NTQJ30LA
           Netscape for UNIX (Fastrack Server and
           Navigator)................................  NTQJ81AA                             *
           TN-1X Release 8 software download (from
           EC).......................................  NTQJ31HA
           TN-1C Release 3 Software kit (disk &
           tape).....................................  NTFT81CA                             *
           TN-MS EC-1 Release 12 Licence for TN-1X...  NTQJ91AL                             *
           TN-MS EC-1 Release 12 Standby Licence.....  NTQJ91BL                             *
           TN-MS EC-1 Multi-user Licence.............  NTQJ91CA                             *
           X terminal software on DAT................  NTQJ05JB                             *
           TN-1X Rel 8 NTPs (CD-ROM MAC).............  32HSC00456VEC                        *

           TN-1C
           Core
           TN-1C 8x2/16x2 turbo ADM (1550nm L1.2)....  NTFT52BI                             *
           AC/DC Power Unit..........................  NTFT21AA                             *
           12V Battery                                 NTFT24AA                             *
           ***BT43/5F & 3002 cable assy 20m..........  32YCN00750CAA                        *
           ***Optical patchcord 20m FC-FC............  NT7E46BD                             *
           TN-MS EC-1 Release 12 Licence for TN-1C...  NTQJ91FL                             *
           Craft Access Terminal.....................  NTQJ09AA                             *
           CAT Cable Assembly........................  NTFT15AC                             *
           TN-1C Release 3 Software kit (disk &
           tape).....................................  NTFT81CA                             *
           TN-1 CAT Release 12 Application (3.5")....  NTQJ35LA
           Netscape Windows95 (Fastrack Server and
           Navigator)................................  NTQJ81BA                             *
           TN-1C Release 3 handbook CD-ROM...........  NTFT66CA                             *

1.4        DXC
           256 Port Cross Connect (MSH84)............  MSH84                                *               *              *
           STM-1 Optical card                                                                               *
           16 x 2Mbit/s Port Unit                                                                           *
           MV-36 Element controller..................  MV-36                                                *
           Managed Object Agent (MOA)                                                                       *

1.5        TN-MS INM                                                                        *
           Hardware
           HP C200 workstation, north & south
           hemisphere................................  NTQJ01GC
           NRM Release 6 Software and Handbooks......  NTQJ12FA
           NRM Release 6 Feature Profile Tape--Core +
           IM + PM + CM..............................  NTQJ10FK
           TN-MS NRM (Rel6) Alarm surveillance
           Licence...................................  NTQJ90AF
           TN-MS NRM (Rel6) Electronic Software
           Delivery Licence..........................  NTQJ90BF
           TN-MS NRM (Rel6) Inventory Manager
           Licence...................................  NTQJ90DF
           TN-MS NRM (Rel6) Perf. Mon. Consolidation
           Licence...................................  NTQJ90EF
           TN-MS NRM (Rel6) Connection Management
           Licence...................................  NTQJ90FF
           TN-MS NRM (Rel6) Software Management User
           Guide.....................................  NTQJ19FT
           TN-MS NRM (Rel6) Inventory Management User
           Guide.....................................  NTQJ19FX
           TN-MS NRM (Rel6) Performance Management
           User Guide................................  NTQJ19FW
           TN-MS NRM (Rel6) Connection Management
           User Guide................................  NTQJ19FV
           Router 2501 OSI...........................  NTJM01BA

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                          VIATEL CIRCLE 1 CONTRACT
                                                                                                                           ANNEX C
                                                                                                                SCHEDULE OF PRICES
                                                                                                           SECTION C - NETHERLANDS
           Router 2514 OSI...........................  NTJM01KA
           DCN RConfig "P" 2514 ent. 0 tunnels, Ser:
           2 L2,0 L1 CPC Allocated: A0741950.........  NTJM9914
           DCN RConfig "P" 2514 ent. 1 tunnel, Ser: 1
           L2,1 L1 CPC Allocated: A0741941...........  NTJM9912
           HS modem SP-1-AR,AC.......................  NTJM01SA
           Shelf Cantilever 19in mounting............  P0878672
           Transceiver 10BaseT.......................  NTJM01VA
           Ethernet 10BaseT Transceiver..............  A0383333
           Baystack 101 10baseT hub 12 port RJ45
           250VAC....................................  NTJM02PA
           ***Cable Assy LAN RJ45--RJ45 h/e..........  32YCN00727AFA
           ***Ethernet kit for OPC hub (20m,OC-48)...  NT7E44JE

1.6        NETWORK SYNCHRONISATION...................                                       *
           DCD-521C
           DCD-Cs ETSI Standalone Cesium PRC.........  990-43100-02
           DCD-LPR Shelf GPS Applications............  990-44100-12
           GPS Timing Kit E1 (Rubidium or Quartz)....  990-44140-14
           Blank Unit LPR............................  090-44198-01
           LOU-2 Dual oscillator.....................  090-44145-02
           DCD-521/C ETSI Shelf Master/Expansion.....  990-44210-01
           MRC-EA/Input card 2MHz/2Mb/s, 4 inputs....  090-44010-06
           TNCE Clock card rubidium..................  090-44017-02
           TNC Clock card transit node OCXO..........  090-44020-02
           TO-EA Output card 2MHz/2Mb/s 10 outputs...  090-44029-01
           MIS Maint i'f analysis/config/remote......  990-44018-14
           Blank Panel 1 TO slot wide................  074-00208-01
           Timing Input Module MRC SMB...............  990-45107-02
           Timing Output Module SMB,1:1 prot.........  990-45105-07

1.7        EQUIPMENT PRACTICE
           Mechanical bay assy ETSI (no expansion
           sh).......................................  NTCE89AA                             *               *              *
           NTE-STM16 Rack (2200 x 600 x 300)--cost
           reduced...................................  NTFW70EA                             *               *              *
           TN-16X Installation Kit...................  25SKM00807ABM                        *               *              *
           REGEN Rack Assy...........................  NTFW71AA                             *
           Rack side cover L/H u/o NTFW70AA..........  P0725173                             *               *              *
           Rack side cover R/H u/o NTFW70AA..........  P0725175                             *               *              *
           Mechanical assembly, rack, 42U............  A0726263
           Distribution block 8 way left hand cable
           entry.....................................  A0729317
           Distribution block 8 way right hand cable
           entry.....................................  A0729318
           ETSI Rack, 220cm, without side panels.....  NTKD70AA                             *
           NT ETSI Rack Standard Inst.Kit............  25SKM00807ABE                        *
           ETSI Rack 48V DC Distrib Panel with Rack
           Alarm Unit................................  25SKM00807AAN                        *

1.8        ADDITIONAL ITEMS
           OC-192 REL 1.4 SUPERSET CUSTOMER LOADS....  ***PLM_TN-16X_NC_1
           AC Power Cable Assembly...................  PLM_Source_locally                   *
           ***Cable Assy, RJ45 crossover.............  32YCN01094AFA                        *
           *** OPTICAL PATCHCORD 20M SC-SC             PLM_Advanced Optics_NC_3             *               *              *

           TOTAL EXTENDED EQUIPMENT PRICE

2.0        INSTALLATION & COMMISSIONING                                                     *               *              *
           Installation Materials....................                                       *               *              *
                                                                                                                         -----
           TOTAL EXTENDED PRICE                                                                                            *
                                                                                                                         -----
                                                                                                                         -----

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                          VIATEL CIRCLE 1 CONTRACT
                                                                                                                           ANNEX C
                                                                                                                SCHEDULE OF PRICES
                                                                                                           SECTION C - NETHERLANDS
           ZANDVOORT                                                                     ISSUE 1.0
           --------------------------------------------  -------------------------------------------------------------------------
           ABBREVIATED DESCRIPTION                                  CODE              SELLING PRICE     ZANDVOORT      EXT PRICE
           --------------------------------------------  --------------------------  ---------------  -------------  -------------
                                                                                           $US                            $US
1.0        TRANSMISSION EQUIPMENT

1.1        TN-16 4F
           Core
           OC192 SC060 SHELF CONTROLLER................  NTCA41BA                           *               *              *
           MAINTENANCE INTERFACE.......................  NTCA42AA                           *               *              *
           *** CABLE ASSY (MODEM ACCESS)...............  NTCC8930                           *               *              *
           MESSAGE TRANSFER CARD.......................  NTCA48AA                           *               *              *
           BREAKER MODULE..............................  NTCA40AA                           *               *              *
           COMMON EQUIPMENT FILLER CARD (1 IN.)........  NTCA59AA                           *               *              *
           PARTITIONED OPC CONTROLLER..................  NTCA50AA                           *
           *** CA ASSY (10 BASE T CROSSOVER)...........  NT7E44KC                           *
           PARTITIONED OPC STORAGE MODULE..............  NTCA51AA                           *
           OPC FLASH CARTRIDGE.........................  NTCA53AA                           *
           PARTITIONED OPC IO MODULE...................  NTCA52AA                           *
           *** SM OPTICAL PATCHCORD 20M (66FT)
           (SC-TUNED) SEE A06..........................  NT7E46HD                           *               *              *
           *** SM OPTICAL PATCHCORD 20M (66FT)
           (SC-TUNED) W/MVOA...........................  NT7E47HD                           *               *              *
           TRANSPORT SHELF FILLER CARD.................  NTCA49AA                           *               *              *
           TRANSPORT SHELF SWITCH FILLER CARD..........  NTCA49AB                           *               *              *
           OC-192 OPTICAL AMPLIFIER W/ SERVICE CHANNEL
           (SC)........................................  NTCA11AC                           *               *              *
           OC-192 OPTICAL AMPLIFIER (SC)...............  NTCA11BC                           *               *              *
           1625NM OPTICAL SERVICE CHANNEL (SC).........  NTCA11CC                           *
           1550/1625NM WDM COUPLER (SC)................  NTCC13AC                           *
           MOR RTU.....................................  NTCA62DA                           *               *              *

1.2        TN-16X
           Core
           STM16 LTE/ADM/RING SHELF--COST REDUCED......  NTFW50EA                           *
           SH PROCESSOR FOR SDH (DCC HUBBING)..........  NT7E20GC                           *
           SH PROCESSOR(ETHERNET,SYNC MSG 24M).........  NT7E20KA                           *               *              *
           Maintenance Interface Unit..................  NT7E23AA                           *               *              *
           TN-16X Regenerator Subrack Kit..............  NTFW51AA                           *               *              *
           OC-48/STM-16 Ring Demux.....................  NT8E06AB                           *
           OC48 DWDM 1528.77 NM RING TX................  NT8E11DQ                           *
           OC48 DWDM 1530.33 RING TRANSMITTER..........  NT8E11FQ                           *
           OC48 WDM 1533.47 RING TRANSMITTER...........  NT8E11KQ                           *
           OC48 WDM 1535.04 RING TRANSMITTER...........  NT8E11MQ                           *
           OC48 DWDM 1550.92 NM RING TRANSMITTER.......  NT8E11KR                           *
           OC48 DWDM 1552.52 RING TRANSMITTER..........  NT8E11MR                           *
           OC48 DWDM 1555.75 NM RING TRANSMITTER.......  NT8E11RR                           *
           OC48 DWDM 1557.36 RING TRANSMITTER..........  NT8E11TR                           *
           OC48 DWDM 1528.77 NM REGEN..................  NT8E13DJ                           *               *              *
           OC48 DWDM 1530.33 REG/TX INTERFACE..........  NT8E13FJ                           *               *              *
           OC48 DWDM 1533.47 REG/TX INTERFACE..........  NT8E13KJ                           *               *              *
           OC48 DWDM 1535.04 REG/TX INTERFACE..........  NT8E13MJ                           *               *              *
           OC48 DWDM 1550.92 REG/TX INTERFACE..........  NT8E13KK                           *               *              *
           OC48 DWDM 1552.52 REG/TX INTERFACE..........  NT8E13MK                           *               *              *
           OC48 DWDM 1555.75 REG/TX INTERFACE..........  NT8E13RK                           *
           OC48 DWDM 1557.36 REG/TX INTERFACE..........  NT8E13TK                           *
           OC-48/STM16 LR SAW Rx Interface (SC)........  NT8E02DD                           *               *              *
           STM1o IR 1310 Tributary I/F (SC)............  NTFW11CD                           *
           STM1 Optical Carrier Assembly...............  NTFW19BA                           *
           External synchronisation interface
           carrier.....................................  NT7E19AA                           *
           External Synchronisation Interface (2
           MHz)........................................  NTFW27AA                           *
           *** OPTICAL PATCH CORD 20M (SC-SC)..........  NT7E46FD                           *               *              *
           *** OPTICAL PATCH CORD W/MVOA 20M (SC-SC)...  NT7E47FD                           *               *              *
           KIT, SC OPTICAL CONNECTOR. INITIAL USE
           NTN401AA....................................  NTN459SC                           *               *              *
           *** FIBRE OPTIC CABLE ASSY STM1 DUPLEX SC-SC
           20M.........................................  NTFW5753                           *
           TN-16X Regenerator Software Licence (Release
           7)..........................................  NTQJ93GG                           *               *              *
           TN-16X Shared Protection Ring Software
           Licence (Release 7).........................  NTQJ93HG                           *
           Extra Traffic on Rings on Licence...........  NTQJ93TB                           *
           OPC with tape drive.........................  NT7E24BC                           *
           PHOENIX SUPERSET CODE FOR REL 7.............  NTFW97HA                           *
           *** CNET BAY/BAY CABLE 5.0M.................  NT7E44JC                           *
           TN-MS EC-16X Multi-user Licence.............  NTQJ93CA                           *
           TN-MS EC-16X Release 7 Licence..............  NTQJ93AG                           *
           TN-MS EC-16X Release 7 Standby Licence......  NTQJ93BG                           *
           FW TN-16X Rel 7 NTPS (CD-ROM)...............  NTFW64AH                           *

1.3        ADVANCED OPTICS (DWDM)
           Core
           DWDM FILTER MODULE SHELF ASSY--4
           POS--ETSI...................................  NTCE88BA                           *               *              *
           DWDM COUPLER 8W,MB/DR W/O VOA,SC............  NTCA10GC                           *               *              *

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                          VIATEL CIRCLE 1 CONTRACT
                                                                                                                           ANNEX C
                                                                                                                SCHEDULE OF PRICES
                                                                                                           SECTION C - NETHERLANDS
           ZANDVOORT                                                                     ISSUE 1.0
           --------------------------------------------  -------------------------------------------------------------------------
           ABBREVIATED DESCRIPTION                                  CODE              SELLING PRICE     ZANDVOORT      EXT PRICE
           --------------------------------------------  --------------------------  ---------------  -------------  -------------
                                                                                           $US                            $US
           DWDM COUPLER 8W,DB/MR W/O VOA,SC............  NTCA10HC                           *               *              *

           TN-1X
           Core
           TN-1X Synchronous Access Multiplexer
           Subrack.....................................  25GMU00750GWV                      *
           Shelf Kit...................................  25SKM00750HFN                      *
           TN-1X Installation Kit......................  25SKM00807ABL                      *
           Local Craft Access Panel Type 1.............  25UEP00750GXB                      *
           Service Interface Module Type 10 (Misc).....  25UJJ00750GXC                      *
           Service Interface Module Type 40 (LCAP).....  25UJJ00750GWX                      *
           Subrack Cover Kit...........................  25SKM00750HFL                      *
           Rack Mounting Kit for ETSI..................  25SKM00019AAE                      *
           Dummy Front Panel 1''.......................  25RBN00021AAB                      *
           Dummy SIA Panel 1''.........................  25RBN00021AAA                      *
           Power Supply Unit...........................  25UPW00750HAY                      *
           Subrack Control Unit........................  25UMN00750GXD                      *
           Payload Manager (mixed payload).............  NTKD10AA                           *
           STM-1 G.957 L1.2 Optical Aggregate Port Card
           (1550nm)....................................  25UTM00750HWH                      *
           STM-1 G.957 L-1.1, S1.1 Optical Tributary
           Card (1'' wide).............................  NTKD11AA                           *
           ***Optical patchcord 20m FC-FC..............  NT7E46BD                           *
           Craft Access Terminal.......................  NTQJ09AA                           *
           RS 232 Cable Assembly.......................  25YCN00748AAA                      *
           TN-1 CAT Release 12 Application (3.5")......  NTQJ35LA
           TN-MS CA-1X Release 12 Licence..............  NTQJ91DL
           Netscape Windows95 (Fastrack Server and
           Navigator)..................................  NTQJ81BA                           *
           TN-1X Release 8 Software Download (from
           CAT)........................................  NTQJ36HA
           HP B132, 128Mbytes RAM, 2Gb HD, DAT, CD,
           N.Hem.......................................  NTQJ01FA                           *
           TN-MS EC-1 Release 12 (DAT).................  NTQJ30LA
           Netscape for UNIX (Fastrack Server and
           Navigator)..................................  NTQJ81AA                           *
           TN-1X Release 8 software download (from
           EC).........................................  NTQJ31HA
           TN-1C Release 3 Software kit (disk &
           tape).......................................  NTFT81CA                           *
           TN-MS EC-1 Release 12 Licence for TN-1X.....  NTQJ91AL                           *
           TN-MS EC-1 Release 12 Standby Licence.......  NTQJ91BL                           *
           TN-MS EC-1 Multi-user Licence...............  NTQJ91CA                           *
           X terminal software on DAT..................  NTQJ05JB                           *
           TN-1X Rel 8 NTPs (CD-ROM MAC)...............  32HSC00456VEC                      *

           TN-1C
           Core
           TN-1C 8x2/16x2 turbo ADM (1550nm L1.2)......  NTFT52BI                           *
           AC/DC Power Unit............................  NTFT21AA                           *
           12V Battery.................................  NTFT24AA                           *
           ***BT43/5F & 3002 cable assy 20m............  32YCN00750CAA                      *
           ***Optical patchcord 20m FC-FC..............  NT7E46BD
           TN-MS EC-1 Release 12 Licence for TN-1C.....  NTQJ91FL                           *
           Craft Access Terminal.......................  NTQJ09AA                           *
           CAT Cable Assembly..........................  NTFT15AC                           *
           TN-1C Release 3 Software kit (disk &
           tape).......................................  NTFT81CA                           *
           TN-1 CAT Release 12 Application (3.5")......  NTQJ35LA
           Netscape Windows95 (Fastrack Server and
           Navigator)..................................  NTQJ81BA                           *
           TN-1C Release 3 handbook CD-ROM.............  NTFT66CA                           *

1.4        DXC                                                                              *
           256 Port Cross Connect (MSH84)..............  MSH84
           STM-1 Optical card
           16 x 2Mbit/s Port Unit
           MV-36 Element controller....................  MV-36
           Managed Object Agent (MOA)

1.5        TN-MS INM                                                                        *
           Hardware
           HP C200 workstation, north & south
           hemisphere..................................  NTQJ01GC
           NRM Release 6 Software and Handbooks........  NTQJ12FA
           NRM Release 6 Feature Profile Tape--Core +
           IM + PM + CM................................  NTQJ10FK
           TN-MS NRM (Rel6) Alarm surveillance
           Licence.....................................  NTQJ90AF
           TN-MS NRM (Rel6) Electronic Software
           Delivery Licence............................  NTQJ90BF
           TN-MS NRM (Rel6) Inventory Manager Licence..  NTQJ90DF
           TN-MS NRM (Rel6) Perf. Mon. Consolidation
           Licence.....................................  NTQJ90EF
           TN-MS NRM (Rel6) Connection Management
           Licence.....................................  NTQJ90FF
           TN-MS NRM (Rel6) Software Management User
           Guide.......................................  NTQJ19FT
           TN-MS NRM (Rel6) Inventory Management User
           Guide.......................................  NTQJ19FX
           TN-MS NRM (Rel6) Performance Management User
           Guide.......................................  NTQJ19FW
           TN-MS NRM (Rel6) Connection Management User
           Guide.......................................  NTQJ19FV
           Router 2501 OSI.............................  NTJM01BA
           Router 2514 OSI.............................  NTJM01KA
           DCN RConfig "P" 2514 ent. 0 tunnels, Ser: 2
           L2,0 L1 CPC Allocated: A0741950.............  NTJM9914
           DCN RConfig "P" 2514 ent. 1 tunnel, Ser: 1
           L2,1 L1 CPC Allocated: A0741941.............  NTJM9912
           HS modem SP-1-AR,AC.........................  NTJM01SA
           Shelf Cantilever 19in mounting..............  P0878672

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                          VIATEL CIRCLE 1 CONTRACT
                                                                                                                           ANNEX C
                                                                                                                SCHEDULE OF PRICES
                                                                                                           SECTION C - NETHERLANDS
           Transceiver 10BaseT.........................  NTJM01VA
           Ethernet 10BaseT Transceiver................  A0383333
           Baystack 101 10baseT hub 12 port RJ45
           250VAC......................................  NTJM02PA
           ***Cable Assy LAN RJ45--RJ45 h/e............  32YCN00727AFA
           ***Ethernet kit for OPC hub (20m,OC-48).....  NT7E44JE

1.6        NETWORK SYNCHRONISATION                                                          *
           DCD-521C
           DCD-Cs ETSI Standalone Cesium PRC...........  990-43100-02
           DCD-LPR Shelf GPS Applications..............  990-44100-12
           GPS Timing Kit E1 (Rubidium or Quartz)......  990-44140-14
           Blank Unit LPR..............................  090-44198-01
           LOU-2 Dual oscillator.......................  090-44145-02
           DCD-521/C ETSI Shelf Master/Expansion.......  990-44210-01
           MRC-EA/Input card 2MHz/2Mb/s, 4 inputs......  090-44010-06
           TNCE Clock card rubidium....................  090-44017-02
           TNC Clock card transit node OCXO............  090-44020-02
           TO-EA Output card 2MHz/2Mb/s 10 outputs.....  090-44029-01
           MIS Maint i'f analysis/config/remote........  990-44018-14
           Blank Panel 1 TO slot wide..................  074-00208-01
           Timing Input Module MRC SMB.................  990-45107-02
           Timing Output Module SMB,1:1 prot...........  990-45105-07

1.7        EQUIPMENT PRACTICE
           Mechanical bay assy ETSI (no expansion
           sh).........................................  NTCE89AA                           *               *              *
           NTE-STM16 Rack (2200 x 600 x 300)--cost
           reduced.....................................  NTFW70EA                           *               *              *
           TN-16X Installation Kit.....................  25SKM00807ABM                      *               *              *
           REGEN Rack Assy.............................  NTFW71AA                           *               *              *
           Rack side cover L/H u/o NTFW70AA............  P0725173                           *               *              *
           Rack side cover R/H u/o NTFW70AA............  P0725175                           *               *              *
           Mechanical assembly, rack, 42U..............  A0726263
           Distribution block 8 way left hand cable
           entry.......................................  A0729317
           Distribution block 8 way right hand cable
           entry.......................................  A0729318
           ETSI Rack, 220cm, without side panels.......  NTKD70AA                           *
           NT ETSI Rack Standard Inst.Kit..............  25SKM00807ABE                      *
           ETSI Rack 48V DC Distrib Panel with Rack
           Alarm Unit..................................  25SKM00807AAN                      *

1.8        ADDITIONAL ITEMS
           OC-192 REL 1.4 SUPERSET CUSTOMER LOADS......  ***PLM_TN-16X_NC_1
           AC Power Cable Assembly.....................  PLM_Source_locally                 *
           ***Cable Assy, RJ45 crossover...............  32YCN01094AFA                      *
           *** OPTICAL PATCHCORD 20M SC-SC.............  PLM_Advanced Optics_NC_3           *               *              *

           TOTAL EXTENDED EQUIPMENT PRICE                                                                                  *

2.0        INSTALLATION & COMMISSIONING                                                     *
           Installation Materials......................                                     *
                                                                                                                         -----
           TOTAL EXTENDED PRICE                                                                                            *
                                                                                                                         -----
                                                                                                                         -----

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                            SECTION C - NETHERLANDS
           AMSTERDAM                                                                     ISSUE 1.0
           -------------------------------------------  ---------------------------------------------------------------------------
           ABBREVIATED DESCRIPTION                                 CODE              SELLING PRICE      AMSTERDAM       EXT PRICE
           -------------------------------------------  --------------------------  ---------------  ---------------  -------------
                                                                                          $US                              $US
1.0        TRANSMISSION EQUIPMENT

1.1        TN-16 4F
           Core
           OC192 SC060 SHELF CONTROLLER...............  NTCA41BA                           *                *               *
           MAINTENANCE INTERFACE......................  NTCA42AA                           *                *               *
           *** CABLE ASSY (MODEM ACCESS)..............  NTCC8930                           *                *               *
           MESSAGE TRANSFER CARD......................  NTCA48AA                           *                *               *
           BREAKER MODULE.............................  NTCA40AA                           *                *               *
           COMMON EQUIPMENT FILLER CARD (1 IN.).......  NTCA59AA                           *                *               *
           PARTITIONED OPC CONTROLLER.................  NTCA50AA                           *                *               *
           *** CA ASSY (10 BASE T CROSSOVER)..........  NT7E44KC                           *                *               *
           PARTITIONED OPC STORAGE MODULE.............  NTCA51AA                           *                *               *
           OPC FLASH CARTRIDGE........................  NTCA53AA                           *                *               *
           PARTITIONED OPC IO MODULE..................  NTCA52AA                           *                *               *
           *** SM OPTICAL PATCHCORD 20M (66FT)
           (SC-TUNED) SEE A06.........................  NT7E46HD                           *                *               *
           *** SM OPTICAL PATCHCORD 20M (66FT)
           (SC-TUNED) W/MVOA..........................  NT7E47HD                           *                *               *
           TRANSPORT SHELF FILLER CARD................  NTCA49AA                           *                *               *
           TRANSPORT SHELF SWITCH FILLER CARD.........  NTCA49AB                           *                *               *
           OC-192 OPTICAL AMPLIFIER W/ SERVICE CHANNEL
           (SC).......................................  NTCA11AC                           *                *               *
           OC-192 OPTICAL AMPLIFIER (SC)..............  NTCA11BC                           *                *               *
           1625NM OPTICAL SERVICE CHANNEL (SC)........  NTCA11CC                           *
           1550/1625NM WDM COUPLER (SC)...............  NTCC13AC                           *
           MOR RTU....................................  NTCA62DA                           *                *               *

1.2        TN-16X
           Core
           STM16 LTE/ADM/RING SHELF--COST REDUCED.....  NTFW50EA                           *                *               *
           SH PROCESSOR FOR SDH (DCC HUBBING).........  NT7E20GC                           *                *               *
           SH PROCESSOR(ETHERNET,SYNC MSG 24M)........  NT7E20KA                           *                                *
           Maintenance Interface Unit.................  NT7E23AA                           *                *               *
           TN-16X Regenerator Subrack Kit.............  NTFW51AA                           *
           OC-48/STM-16 Ring Demux....................  NT8E06AB                           *                *               *
           OC48 DWDM 1528.77 NM RING TX...............  NT8E11DQ                           *                *               *
           OC48 DWDM 1530.33 RING TRANSMITTER.........  NT8E11FQ                           *                *               *
           OC48 WDM 1533.47 RING TRANSMITTER..........  NT8E11KQ                           *                *               *
           OC48 WDM 1535.04 RING TRANSMITTER..........  NT8E11MQ                           *                *               *
           OC48 DWDM 1550.92 NM RING TRANSMITTER......  NT8E11KR                           *                *               *
           OC48 DWDM 1552.52 RING TRANSMITTER.........  NT8E11MR                           *                *               *
           OC48 DWDM 1555.75 NM RING TRANSMITTER......  NT8E11RR                           *                *               *
           OC48 DWDM 1557.36 RING TRANSMITTER.........  NT8E11TR                           *                *               *
           OC48 DWDM 1528.77 NM REGEN.................  NT8E13DJ                           *
           OC48 DWDM 1530.33 REG/TX INTERFACE.........  NT8E13FJ                           *
           OC48 DWDM 1533.47 REG/TX INTERFACE.........  NT8E13KJ                           *
           OC48 DWDM 1535.04 REG/TX INTERFACE.........  NT8E13MJ                           *
           OC48 DWDM 1550.92 REG/TX INTERFACE.........  NT8E13KK                           *
           OC48 DWDM 1552.52 REG/TX INTERFACE.........  NT8E13MK                           *
           OC48 DWDM 1555.75 REG/TX INTERFACE.........  NT8E13RK                           *
           OC48 DWDM 1557.36 REG/TX INTERFACE.........  NT8E13TK                           *
           OC-48/STM16 LR SAW Rx Interface (SC).......  NT8E02DD                           *                *               *
           STM1o IR 1310 Tributary I/F (SC)...........  NTFW11CD                           *                *               *
           STM1 Optical Carrier Assembly..............  NTFW19BA                           *                *               *
           External synchronisation interface
           carrier....................................  NT7E19AA                           *                *               *
           External Synchronisation Interface (2
           MHz).......................................  NTFW27AA                           *                *               *
           *** OPTICAL PATCH CORD 20M (SC-SC).........  NT7E46FD                           *                *               *
           *** OPTICAL PATCH CORD W/MVOA 20M
           (SC-SC)....................................  NT7E47FD                           *                *               *
           KIT, SC OPTICAL CONNECTOR. INITIAL USE
           NTN401AA...................................  NTN459SC                           *                *               *
           *** FIBRE OPTIC CABLE ASSY STM1 DUPLEX
           SC-SC 20M..................................  NTFW5753                           *                *               *
           TN-16X Regenerator Software Licence
           (Release 7)................................  NTQJ93GG                           *                *
           TN-16X Shared Protection Ring Software
           Licence (Release 7)........................  NTQJ93HG                           *                *               *
           Extra Traffic on Rings on Licence..........  NTQJ93TB                           *                *               *
           OPC with tape drive........................  NT7E24BC                           *                *               *
           PHOENIX SUPERSET CODE FOR REL 7............  NTFW97HA                           *                *               *
           *** CNET BAY/BAY CABLE 5.0M................  NT7E44JC                           *                *               *
           TN-MS EC-16X Multi-user Licence............  NTQJ93CA                           *
           TN-MS EC-16X Release 7 Licence.............  NTQJ93AG                           *
           TN-MS EC-16X Release 7 Standby Licence.....  NTQJ93BG                           *                *               *
           FW TN-16X Rel 7 NTPS (CD-ROM)..............  NTFW64AH                           *

1.3        ADVANCED OPTICS (DWDM)

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                            SECTION C - NETHERLANDS
           Core
           DWDM FILTER MODULE SHELF ASSY--4
           POS--ETSI..................................  NTCE88BA                           *                *               *
           DWDM COUPLER 8W,MB/DR W/O VOA,SC...........  NTCA10GC                           *                *               *
           DWDM COUPLER 8W,DB/MR W/O VOA,SC...........  NTCA10HC                           *                *               *
           TN-1X
           Core
           TN-1X Synchronous Access Multiplexer
           Subrack....................................  25GMU00750GWV                      *
           Shelf Kit..................................  25SKM00750HFN                      *
           TN-1X Installation Kit.....................  25SKM00807ABL                      *
           Local Craft Access Panel Type 1............  25UEP00750GXB                      *
           Service Interface Module Type 10 (Misc)....  25UJJ00750GXC                      *
           Service Interface Module Type 40 (LCAP)....  25UJJ00750GWX                      *
           Subrack Cover Kit..........................  25SKM00750HFL                      *
           Rack Mounting Kit for ETSI.................  25SKM00019AAE                      *
           Dummy Front Panel 1''......................  25RBN00021AAB                      *
           Dummy SIA Panel 1''........................  25RBN00021AAA                      *
           Power Supply Unit..........................  25UPW00750HAY                      *
           Subrack Control Unit.......................  25UMN00750GXD                      *
           Payload Manager (mixed payload)............  NTKD10AA                           *
           STM-1 G.957 L1.2 Optical Aggregate Port
           Card (1550nm)..............................  25UTM00750HWH                      *
           STM-1 G.957 L-1.1, S1.1 Optical Tributary
           Card (1'' wide)............................  NTKD11AA                           *
           ***Optical patchcord 20m FC-FC.............  NT7E46BD                           *
           Craft Access Terminal......................  NTQJ09AA                           *
           RS 232 Cable Assembly......................  25YCN00748AAA                      *
           TN-1 CAT Release 12 Application (3.5").....  NTQJ35LA
           TN-MS CA-1X Release 12 Licence.............  NTQJ91DL
           Netscape Windows95 (Fastrack Server and
           Navigator).................................  NTQJ81BA                           *
           TN-1X Release 8 Software Download (from
           CAT).......................................  NTQJ36HA
           HP B132, 128Mbytes RAM, 2Gb HD, DAT, CD,
           N.Hem......................................  NTQJ01FA                           *                                *
           TN-MS EC-1 Release 12 (DAT)................  NTQJ30LA
           Netscape for UNIX (Fastrack Server and
           Navigator).................................  NTQJ81AA                           *                                *
           TN-1X Release 8 software download (from
           EC)........................................  NTQJ31HA
           TN-1C Release 3 Software kit (disk &
           tape)......................................  NTFT81CA                           *                                *
           TN-MS EC-1 Release 12 Licence for TN-1X....  NTQJ91AL                           *
           TN-MS EC-1 Release 12 Standby Licence......  NTQJ91BL                           *                                *
           TN-MS EC-1 Multi-user Licence..............  NTQJ91CA                           *
           X terminal software on DAT.................  NTQJ05JB                           *
           TN-1X Rel 8 NTPs (CD-ROM MAC)..............  32HSC00456VEC                      *

           TN-1C
           Core
           TN-1C 8x2/16x2 turbo ADM (1550nm L1.2).....  NTFT52BI                           *
           AC/DC Power Unit...........................  NTFT21AA                           *
           12V Battery................................  NTFT24AA                           *
           ***BT43/5F & 3002 cable assy 20m...........  32YCN00750CAA                      *
           ***Optical patchcord 20m FC-FC.............  NT7E46BD                           *
           TN-MS EC-1 Release 12 Licence for TN-1C....  NTQJ91FL                           *
           Craft Access Terminal......................  NTQJ09AA                           *
           CAT Cable Assembly.........................  NTFT15AC                           *
           TN-1C Release 3 Software kit (disk &
           tape)......................................  NTFT81CA                           *
           TN-1 CAT Release 12 Application (3.5").....  NTQJ35LA
           Netscape Windows95 (Fastrack Server and
           Navigator).................................  NTQJ81BA                           *
           TN-1C Release 3 handbook CD-ROM............  NTFT66CA                           *

1.4        DXC                                                                             *                *               *
           256 Port Cross Connect (MSH84).............  MSH84                                               *
           STM-1 Optical card.........................                                                      *
           16 x 2Mbit/s Port Unit.....................                                                      *
           MV-36 Element controller...................  MV-36
           Managed Object Agent (MOA)

1.5        TN-MS INM                                                                       *
           Hardware
           HP C200 workstation, north & south
           hemisphere.................................  NTQJ01GC
           NRM Release 6 Software and Handbooks.......  NTQJ12FA
           NRM Release 6 Feature Profile Tape--Core +
           IM + PM + CM...............................  NTQJ10FK
           TN-MS NRM (Rel6) Alarm surveillance
           Licence....................................  NTQJ90AF
           TN-MS NRM (Rel6) Electronic Software
           Delivery Licence...........................  NTQJ90BF
           TN-MS NRM (Rel6) Inventory Manager
           Licence....................................  NTQJ90DF
           TN-MS NRM (Rel6) Perf. Mon. Consolidation
           Licence....................................  NTQJ90EF
           TN-MS NRM (Rel6) Connection Management
           Licence....................................  NTQJ90FF
           TN-MS NRM (Rel6) Software Management User
           Guide......................................  NTQJ19FT
           TN-MS NRM (Rel6) Inventory Management User
           Guide......................................  NTQJ19FX
           TN-MS NRM (Rel6) Performance Management
           User Guide.................................  NTQJ19FW
           TN-MS NRM (Rel6) Connection Management User
           Guide......................................  NTQJ19FV
           Router 2501 OSI............................  NTJM01BA

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                            SECTION C - NETHERLANDS
           Router 2514 OSI............................  NTJM01KA                                            *
           DCN RConfig "P" 2514 ent. 0 tunnels, Ser: 2
           L2,0 L1 CPC Allocated: A0741950............  NTJM9914
           DCN RConfig "P" 2514 ent. 1 tunnel, Ser: 1
           L2,1 L1 CPC Allocated: A0741941............  NTJM9912                                            *
           HS modem SP-1-AR,AC........................  NTJM01SA                                            *
           Shelf Cantilever 19in mounting.............  P0878672                                            *
           Transceiver 10BaseT........................  NTJM01VA                                            *
           Ethernet 10BaseT Transceiver...............  A0383333                                            *
           Baystack 101 10baseT hub 12 port RJ45
           250VAC.....................................  NTJM02PA                                            *
           ***Cable Assy LAN RJ45--RJ45 h/e...........  32YCN00727AFA                                       *
           ***Ethernet kit for OPC hub (20m,OC-48)....  NT7E44JE                                            *

1.6        NETWORK SYNCHRONISATION                                                         *                *               *
           DCD-521C
           DCD-Cs ETSI Standalone Cesium PRC..........  990-43100-02                                        *
           DCD-LPR Shelf GPS Applications.............  990-44100-12                                        *
           GPS Timing Kit E1 (Rubidium or Quartz).....  990-44140-14                                        *
           Blank Unit LPR.............................  090-44198-01                                        *
           LOU-2 Dual oscillator......................  090-44145-02
           DCD-521/C ETSI Shelf Master/Expansion......  990-44210-01                                        *
           MRC-EA/Input card 2MHz/2Mb/s, 4 inputs.....  090-44010-06                                        *
           TNCE Clock card rubidium...................  090-44017-02                                        *
           TNC Clock card transit node OCXO...........  090-44020-02
           TO-EA Output card 2MHz/2Mb/s 10 outputs....  090-44029-01                                        *
           MIS Maint i'f analysis/config/remote.......  990-44018-14                                        *
           Blank Panel 1 TO slot wide.................  074-00208-01                                        *
           Timing Input Module MRC SMB................  990-45107-02                                        *
           Timing Output Module SMB,1:1 prot..........  990-45105-07                                        *

1.7        EQUIPMENT PRACTICE
           Mechanical bay assy ETSI (no expansion
           sh)........................................  NTCE89AA                           *                *               *
           NTE-STM16 Rack (2200 x 600 x 300)--cost
           reduced....................................  NTFW70EA                           *                *               *
           TN-16X Installation Kit....................  25SKM00807ABM                      *                *               *
           REGEN Rack Assy............................  NTFW71AA                           *
           Rack side cover L/H u/o NTFW70AA...........  P0725173                           *                *               *
           Rack side cover R/H u/o NTFW70AA...........  P0725175                           *                *               *
           Mechanical assembly, rack, 42U.............  A0726263
           Distribution block 8 way left hand cable
           entry......................................  A0729317
           Distribution block 8 way right hand cable
           entry......................................  A0729318
           ETSI Rack, 220cm, without side panels......  NTKD70AA                           *
           NT ETSI Rack Standard Inst.Kit.............  25SKM00807ABE                      *
           ETSI Rack 48V DC Distrib Panel with Rack
           Alarm Unit.................................  25SKM00807AAN                      *

1.8        ADDITIONAL ITEMS
           OC-192 REL 1.4 SUPERSET CUSTOMER LOADS.....  ***PLM_TN-16X_NC_1
           AC Power Cable Assembly....................  PLM_Source_locally                 *
           ***Cable Assy, RJ45 crossover..............  32YCN01094AFA                      *
           *** OPTICAL PATCHCORD 20M SC-SC............  PLM_Advanced Optics_NC_3           *                *               *

           TOTAL EXTENDED EQUIPMENT PRICE

2.0        INSTALLATION & COMMISSIONING                                                    *                *               *
           Installation Materials.....................                                     *                *               *
                                                                                                                          -----
           Total Extended Price
                                                                                                                          -----
                                                                                                                          -----

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                                SECTION D - Belgium


           MONS                                                                        ISSUE 1.0
           ---------------------------------------  -------------------------------------------------------------------------------
           ABBREVIATED DESCRIPTION                              CODE               SELLING PRICE         MONS           EXT PRICE
           ---------------------------------------  ----------------------------  ---------------  -----------------  -------------
                                                                                        $US                                $US
1.0        TRANSMISSION EQUIPMENT

1.1        TN-16 4F
           Core
           OC192 SC060 SHELF CONTROLLER...........  NTCA41BA                             *
           MAINTENANCE INTERFACE..................  NTCA42AA                             *
           *** CABLE ASSY (MODEM ACCESS)..........  NTCC8930                             *
           MESSAGE TRANSFER CARD..................  NTCA48AA                             *
           BREAKER MODULE.........................  NTCA40AA                             *
           COMMON EQUIPMENT FILLER CARD (1 IN.)...  NTCA59AA                             *
           PARTITIONED OPC CONTROLLER.............  NTCA50AA                             *
           *** CA ASSY (10 BASE T CROSSOVER)......  NT7E44KC                             *
           PARTITIONED OPC STORAGE MODULE.........  NTCA51AA                             *
           OPC FLASH CARTRIDGE....................  NTCA53AA                             *
           PARTITIONED OPC IO MODULE..............  NTCA52AA                             *
           *** SM OPTICAL PATCHCORD 20M (66FT)
           (SC-TUNED) SEE A06.....................  NT7E46HD                             *
           *** SM OPTICAL PATCHCORD 20M (66FT)
           (SC-TUNED) W/MVOA......................  NT7E47HD                             *
           TRANSPORT SHELF FILLER CARD............  NTCA49AA                             *
           TRANSPORT SHELF SWITCH FILLER CARD.....  NTCA49AB                             *
           OC-192 OPTICAL AMPLIFIER W/ SERVICE
           CHANNEL (SC)...........................  NTCA11AC                             *
           OC-192 OPTICAL AMPLIFIER (SC)..........  NTCA11BC                             *
           1625NM OPTICAL SERVICE CHANNEL (SC)....  NTCA11CC                             *
           1550/1625NM WDM COUPLER (SC)...........  NTCC13AC                             *
           MOR RTU................................  NTCA62DA                             *

1.2        TN-16X
           Core
           STM16 LTE/ADM/RING SHELF--COST
           REDUCED................................  NTFW50EA                             *
           SH PROCESSOR FOR SDH (DCC HUBBING).....  NT7E20GC                             *
           SH PROCESSOR(ETHERNET,SYNC MSG 24M)....  NT7E20KA                             *
           Maintenance Interface Unit.............  NT7E23AA                             *
           TN-16X Regenerator Subrack Kit.........  NTFW51AA                             *
           OC-48/STM-16 Ring Demux................  NT8E06AB                             *
           OC48 DWDM 1528.77 NM RING TX...........  NT8E11DQ                             *
           OC48 DWDM 1530.33 RING TRANSMITTER.....  NT8E11FQ                             *
           OC48 WDM 1533.47 RING TRANSMITTER......  NT8E11KQ                             *
           OC48 WDM 1535.04 RING TRANSMITTER......  NT8E11MQ                             *
           OC48 DWDM 1550.92 NM RING
           TRANSMITTER............................  NT8E11KR                             *
           OC48 DWDM 1552.52 RING TRANSMITTER.....  NT8E11MR                             *
           OC48 DWDM 1555.75 NM RING
           TRANSMITTER............................  NT8E11RR                             *
           OC48 DWDM 1557.36 RING TRANSMITTER.....  NT8E11TR                             *
           OC48 DWDM 1528.77 NM REGEN.............  NT8E13DJ                             *
           OC48 DWDM 1530.33 REG/TX INTERFACE.....  NT8E13FJ                             *
           OC48 DWDM 1533.47 REG/TX INTERFACE.....  NT8E13KJ                             *
           OC48 DWDM 1535.04 REG/TX INTERFACE.....  NT8E13MJ                             *
           OC48 DWDM 1550.92 REG/TX INTERFACE.....  NT8E13KK                             *
           OC48 DWDM 1552.52 REG/TX INTERFACE.....  NT8E13MK                             *
           OC48 DWDM 1555.75 REG/TX INTERFACE.....  NT8E13RK                             *
           OC48 DWDM 1557.36 REG/TX INTERFACE.....  NT8E13TK                             *
           OC-48/STM16 LR SAW Rx Interface (SC)...  NT8E02DD                             *
           STM1o IR 1310 Tributary I/F (SC).......  NTFW11CD                             *
           STM1 Optical Carrier Assembly..........  NTFW19BA                             *
           External synchronisation interface
           carrier................................  NT7E19AA                             *
           External Synchronisation Interface (2
           MHz)...................................  NTFW27AA                             *
           *** OPTICAL PATCH CORD 20M (SC-SC).....  NT7E46FD                             *
           *** OPTICAL PATCH CORD W/MVOA 20M
           (SC-SC)................................  NT7E47FD                             *
           KIT, SC OPTICAL CONNECTOR. INITIAL USE
           NTN401AA...............................  NTN459SC                             *
           *** FIBRE OPTIC CABLE ASSY STM1 DUPLEX
           SC-SC 20M..............................  NTFW5753                             *
           TN-16X Regenerator Software Licence
           (Release 7)............................  NTQJ93GG                             *
           TN-16X Shared Protection Ring Software
           Licence (Release 7)....................  NTQJ93HG                             *
           Extra Traffic on Rings on Licence......  NTQJ93TB                             *
           OPC with tape drive....................  NT7E24BC                             *
           PHOENIX SUPERSET CODE FOR REL 7........  NTFW97HA                             *
           *** CNET BAY/BAY CABLE 5.0M............  NT7E44JC                             *
           TN-MS EC-16X Multi-user Licence........  NTQJ93CA                             *
           TN-MS EC-16X Release 7 Licence.........  NTQJ93AG                             *


------------------------
* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.


                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                                SECTION D - Belgium


           TN-MS EC-16X Release 7 Standby
           Licence................................  NTQJ93BG                             *
           FW TN-16X Rel 7 NTPS (CD-ROM)..........  NTFW64AH                             *

1.3        ADVANCED OPTICS (DWDM)
           Core
           DWDM FILTER MODULE SHELF ASSY--4
           POS--ETSI..............................  NTCE88BA                             *
           DWDM COUPLER 8W,MB/DR W/O VOA,SC.......  NTCA10GC                             *
           DWDM COUPLER 8W,DB/MR W/O VOA,SC.......  NTCA10HC                             *
           TN-1X
           Core
           TN-1X Synchronous Access Multiplexer
           Subrack................................  25GMU00750GWV                        *
           Shelf Kit..............................  25SKM00750HFN                        *
           TN-1X Installation Kit.................  25SKM00807ABL                        *
           Local Craft Access Panel Type 1........  25UEP00750GXB                        *
           Service Interface Module Type 10
           (Misc).................................  25UJJ00750GXC                        *
           Service Interface Module Type 40
           (LCAP).................................  25UJJ00750GWX                        *
           Subrack Cover Kit......................  25SKM00750HFL                        *
           Rack Mounting Kit for ETSI.............  25SKM00019AAE                        *
           Dummy Front Panel 1"...................  25RBN00021AAB                        *
           Dummy SIA Panel 1".....................  25RBN00021AAA                        *
           Power Supply Unit......................  25UPW00750HAY                        *
           Subrack Control Unit...................  25UMN00750GXD                        *
           Payload Manager (mixed payload)........  NTKD10AA                             *
           STM-1 G.957 L1.2 Optical Aggregate Port
           Card (1550nm)..........................  25UTM00750HWH                        *
           STM-1 G.957 L-1.1, S1.1 Optical
           Tributary Card (1" wide)...............  NTKD11AA                             *
           ***Optical patchcord 20m FC-FC.........  NT7E46BD                             *
           Craft Access Terminal..................  NTQJ09AA                             *
           RS 232 Cable Assembly..................  25YCN00748AAA                        *
           TN-1 CAT Release 12 Application
           (3.5").................................  NTQJ35LA                             *
           TN-MS CA-1X Release 12 Licence.........  NTQJ91DL                             *
           Netscape Windows95 (Fastrack Server and
           Navigator).............................  NTQJ81BA                             *
           TN-1X Release 8 Software Download (from
           CAT)...................................  NTQJ36HA                             *
           HP B132, 128Mbytes RAM, 2Gb HD, DAT,
           CD, N.Hem..............................  NTQJ01FA                             *
           TN-MS EC-1 Release 12 (DAT)............  NTQJ30LA                             *
           Netscape for UNIX (Fastrack Server and
           Navigator).............................  NTQJ81AA                             *
           TN-1X Release 8 software download (from
           EC)....................................  NTQJ31HA                             *
           TN-1C Release 3 Software kit (disk &
           tape)..................................  NTFT81CA                             *
           TN-MS EC-1 Release 12 Licence for
           TN-1X..................................  NTQJ91AL                             *
           TN-MS EC-1 Release 12 Standby Licence..  NTQJ91BL                             *
           TN-MS EC-1 Multi-user Licence..........  NTQJ91CA                             *
           X terminal software on DAT.............  NTQJ05JB                             *
           TN-1X Rel 8 NTPs (CD-ROM MAC)..........  32HSC00456VEC                        *
           TN-1C
           CORE
           TN-1C 8x2/16x2 turbo ADM (1550nm
           L1.2)..................................  NTFT52BI                             *                 *               *
           AC/DC Power Unit.......................  NTFT21AA                             *                 *               *
           12V Battery............................  NTFT24AA                             *                 *               *
           ***BT43/5F & 3002 cable assy 20m.......  32YCN00750CAA                        *                 *               *
           ***Optical patchcord 20m FC-FC.........  NT7E46BD                             *                 *               *
           TN-MS EC-1 Release 12 Licence for
           TN-1C..................................  NTQJ91FL                             *                 *               *
           Craft Access Terminal..................  NTQJ09AA                             *
           CAT Cable Assembly.....................  NTFT15AC                             *
           TN-1C Release 3 Software kit (disk &
           tape)..................................  NTFT81CA                             *
           TN-1 CAT Release 12 Application
           (3.5").................................  NTQJ35LA
           Netscape Windows95 (Fastrack Server and
           Navigator).............................  NTQJ81BA                             *
           TN-1C Release 3 handbook CD-ROM........  NTFT66CA                             *

1.4        DXC                                      *
           256 Port Cross Connect (MSH84).........  MSH84
           STM-1 Optical card
           16 x 2Mbit/s Port Unit
           MV-36 Element controller...............  MV-36
           Managed Object Agent (MOA)

1.5        TN-MS INM                                *
           Hardware
           HP C200 workstation, north & south
           hemisphere.............................  NTQJ01GC
           NRM Release 6 Software and Handbooks...  NTQJ12FA
           NRM Release 6 Feature Profile Tape--
           Core + IM + PM + CM....................  NTQJ10FK
           TN-MS NRM (Rel6) Alarm surveillance
           Licence................................  NTQJ90AF

                                        72


                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                                SECTION D - Belgium

           TN-MS NRM (Rel6) Electronic Software
           Delivery Licence.......................  NTQJ90BF
           TN-MS NRM (Rel6) Inventory Manager
           Licence................................  NTQJ90DF
           TN-MS NRM (Rel6) Perf. Mon.
           Consolidation Licence..................  NTQJ90EF
           TN-MS NRM (Rel6) Connection Management
           Licence................................  NTQJ90FF
           TN-MS NRM (Rel6) Software Management
           User Guide.............................  NTQJ19FT
           TN-MS NRM (Rel6) Inventory Management
           User Guide.............................  NTQJ19FX
           TN-MS NRM (Rel6) Performance Management
           User Guide.............................  NTQJ19FW
           TN-MS NRM (Rel6) Connection Management
           User Guide.............................  NTQJ19FV
           Router 2501 OSI........................  NTJM01BA
           Router 2514 OSI........................  NTJM01KA
           DCN RConfig "P" 2514 ent. 0 tunnels,
           Ser: 2 L2,0 L1 CPC Allocated:
           A0741950...............................  NTJM9914
           DCN RConfig "P" 2514 ent. 1 tunnel,
           Ser: 1 L2,1 L1 CPC Allocated:
           A0741941...............................  NTJM9912
           HS modem SP-1-AR,AC....................  NTJM01SA
           Shelf Cantilever 19in mounting.........  P0878672
           Transceiver 10BaseT....................  NTJM01VA
           Ethernet 10BaseT Transceiver...........  A0383333
           Baystack 101 10baseT hub 12 port RJ45
           250VAC.................................  NTJM02PA
           ***Cable Assy LAN RJ45--RJ45 h/e.......  32YCN00727AFA
           ***Ethernet kit for OPC hub
           (20m,OC-48)............................  NT7E44JE

1.6        NETWORK SYNCHRONISATION                                                       *
           DCD-521C
           DCD-Cs ETSI Standalone Cesium PRC......  990-43100-02
           DCD-LPR Shelf GPS Applications.........  990-44100-12
           GPS Timing Kit E1 (Rubidium or
           Quartz)................................  990-44140-14
           Blank Unit LPR.........................  090-44198-01
           LOU-2 Dual oscillator..................  090-44145-02
           DCD-521/C ETSI Shelf Master/Expansion..  990-44210-01
           MRC-EA/Input card 2MHz/2Mb/s, 4
           inputs.................................  090-44010-06
           TNCE Clock card rubidium...............  090-44017-02
           TNC Clock card transit node OCXO.......  090-44020-02
           TO-EA Output card 2MHz/2Mb/s 10
           outputs................................  090-44029-01
           MIS Maint i'f analysis/config/remote...  990-44018-14
           Blank Panel 1 TO slot wide.............  074-00208-01
           Timing Input Module MRC SMB............  990-45107-02
           Timing Output Module SMB,1:1 prot......  990-45105-07

1.7        EQUIPMENT PRACTICE
           Mechanical bay assy ETSI (no expansion
           sh)....................................  NTCE89AA                             *
           NTE-STM16 Rack (2200 x 600 x 300)--
           cost reduced...........................  NTFW70EA                             *
           TN-16X Installation Kit................  25SKM00807ABM                        *
           REGEN Rack Assy........................  NTFW71AA                             *
           Rack side cover L/H u/o NTFW70AA.......  P0725173                             *
           Rack side cover R/H u/o NTFW70AA.......  P0725175                             *
           Mechanical assembly, rack, 42U.........  A0726263
           Distribution block 8 way left hand
           cable entry............................  A0729317
           Distribution block 8 way right hand
           cable entry............................  A0729318
           ETSI Rack, 220cm, without side
           panels.................................  NTKD70AA                             *
           NT ETSI Rack Standard Inst.Kit.........  25SKM00807ABE                        *
           ETSI Rack 48V DC Distrib Panel with
           Rack Alarm Unit........................  25SKM00807AAN                        *

1.8        ADDITIONAL ITEMS
           OC-192 REL 1.4 SUPERSET CUSTOMER
           LOADS..................................  ***PLM_TN-16X_NC_1
           AC Power Cable Assembly................  PLM_Source_locally                   *                 *                *
           ***Cable Assy, RJ45 crossover..........  32YCN01094AFA                        *
           *** OPTICAL PATCHCORD 20M SC-SC........  PLM_Advanced Optics_NC_3             *

           TOTAL EXTENDED EQUIPMENT PRICE.........                                                                          *

2.0        INSTALLATION & COMMISSIONING...........                                       *                 *                *
           INSTALLATION MATERIALS.................                                       *
                                                                                                                          -----
           TOTAL EXTENDED PRICE                                                                                             *
                                                                                                                          -----
                                                                                                                          -----

------------------------
* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                                SECTION D - Belgium


           LIEGE                                                                       ISSUE 1.0
           ---------------------------------------  -------------------------------------------------------------------------------
           ABBREVIATED DESCRIPTION                              CODE               SELLING PRICE         LIEGE          EXT PRICE
           ---------------------------------------  ----------------------------  ---------------  -----------------  -------------
                                                                                        $US                                $US
1.0        TRANSMISSION EQUIPMENT

1.1        TN-16 4F
           Core
           OC192 SC060 SHELF CONTROLLER...........  NTCA41BA                             *
           MAINTENANCE INTERFACE..................  NTCA42AA                             *
           *** CABLE ASSY (MODEM ACCESS)..........  NTCC8930                             *
           MESSAGE TRANSFER CARD..................  NTCA48AA                             *
           BREAKER MODULE.........................  NTCA40AA                             *
           COMMON EQUIPMENT FILLER CARD (1 IN.)...  NTCA59AA                             *
           PARTITIONED OPC CONTROLLER.............  NTCA50AA                             *
           *** CA ASSY (10 BASE T CROSSOVER)......  NT7E44KC                             *
           PARTITIONED OPC STORAGE MODULE.........  NTCA51AA                             *
           OPC FLASH CARTRIDGE....................  NTCA53AA                             *
           PARTITIONED OPC IO MODULE..............  NTCA52AA                             *
           *** SM OPTICAL PATCHCORD 20M (66FT)
           (SC-TUNED) SEE A06.....................  NT7E46HD                             *
           *** SM OPTICAL PATCHCORD 20M (66FT)
           (SC-TUNED) W/MVOA......................  NT7E47HD                             *
           TRANSPORT SHELF FILLER CARD............  NTCA49AA                             *
           TRANSPORT SHELF SWITCH FILLER CARD.....  NTCA49AB                             *
           OC-192 OPTICAL AMPLIFIER W/ SERVICE
           CHANNEL (SC)...........................  NTCA11AC                             *
           OC-192 OPTICAL AMPLIFIER (SC)..........  NTCA11BC                             *
           1625NM OPTICAL SERVICE CHANNEL (SC)....  NTCA11CC                             *
           1550/1625NM WDM COUPLER (SC)...........  NTCC13AC                             *
           MOR RTU................................  NTCA62DA                             *

1.2        TN-16X
           Core
           STM16 LTE/ADM/RING SHELF--COST
           REDUCED................................  NTFW50EA                             *
           SH PROCESSOR FOR SDH (DCC HUBBING).....  NT7E20GC                             *
           SH PROCESSOR(ETHERNET,SYNC MSG 24M)....  NT7E20KA                             *
           Maintenance Interface Unit.............  NT7E23AA                             *
           TN-16X Regenerator Subrack Kit.........  NTFW51AA                             *
           OC-48/STM-16 Ring Demux................  NT8E06AB                             *
           OC48 DWDM 1528.77 NM RING TX...........  NT8E11DQ                             *
           OC48 DWDM 1530.33 RING TRANSMITTER.....  NT8E11FQ                             *
           OC48 WDM 1533.47 RING TRANSMITTER......  NT8E11KQ                             *
           OC48 WDM 1535.04 RING TRANSMITTER......  NT8E11MQ                             *
           OC48 DWDM 1550.92 NM RING
           TRANSMITTER............................  NT8E11KR                             *
           OC48 DWDM 1552.52 RING TRANSMITTER.....  NT8E11MR                             *
           OC48 DWDM 1555.75 NM RING
           TRANSMITTER............................  NT8E11RR                             *
           OC48 DWDM 1557.36 RING TRANSMITTER.....  NT8E11TR                             *
           OC48 DWDM 1528.77 NM REGEN.............  NT8E13DJ                             *
           OC48 DWDM 1530.33 REG/TX INTERFACE.....  NT8E13FJ                             *
           OC48 DWDM 1533.47 REG/TX INTERFACE.....  NT8E13KJ                             *
           OC48 DWDM 1535.04 REG/TX INTERFACE.....  NT8E13MJ                             *
           OC48 DWDM 1550.92 REG/TX INTERFACE.....  NT8E13KK                             *
           OC48 DWDM 1552.52 REG/TX INTERFACE.....  NT8E13MK                             *
           OC48 DWDM 1555.75 REG/TX INTERFACE.....  NT8E13RK                             *
           OC48 DWDM 1557.36 REG/TX INTERFACE.....  NT8E13TK                             *
           OC-48/STM16 LR SAW Rx Interface (SC)...  NT8E02DD                             *
           STM1o IR 1310 Tributary I/F (SC).......  NTFW11CD                             *
           STM1 Optical Carrier Assembly..........  NTFW19BA                             *
           External synchronisation interface
           carrier................................  NT7E19AA                             *
           External Synchronisation Interface (2
           MHz)...................................  NTFW27AA                             *
           *** OPTICAL PATCH CORD 20M (SC-SC).....  NT7E46FD                             *
           *** OPTICAL PATCH CORD W/MVOA 20M
           (SC-SC)................................  NT7E47FD                             *
           KIT, SC OPTICAL CONNECTOR. INITIAL USE
           NTN401AA...............................  NTN459SC                             *
           *** FIBRE OPTIC CABLE ASSY STM1 DUPLEX
           SC-SC 20M..............................  NTFW5753                             *
           TN-16X Regenerator Software Licence
           (Release 7)............................  NTQJ93GG                             *
           TN-16X Shared Protection Ring Software
           Licence (Release 7)....................  NTQJ93HG                             *
           Extra Traffic on Rings on Licence......  NTQJ93TB                             *
           OPC with tape drive....................  NT7E24BC                             *
           PHOENIX SUPERSET CODE FOR REL 7........  NTFW97HA                             *
           *** CNET BAY/BAY CABLE 5.0M............  NT7E44JC                             *
           TN-MS EC-16X Multi-user Licence........  NTQJ93CA                             *
           TN-MS EC-16X Release 7 Licence.........  NTQJ93AG                             *
           TN-MS EC-16X Release 7 Standby
           Licence................................  NTQJ93BG                             *
           FW TN-16X Rel 7 NTPS (CD-ROM)..........  NTFW64AH                             *


------------------------
* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                                SECTION D - Belgium

1.3        ADVANCED OPTICS (DWDM)
           Core
           DWDM FILTER MODULE SHELF ASSY--4
           POS--ETSI..............................  NTCE88BA                             *
           DWDM COUPLER 8W,MB/DR W/O VOA,SC.......  NTCA10GC                             *
           DWDM COUPLER 8W,DB/MR W/O VOA,SC.......  NTCA10HC                             *
           TN-1X
           Core
           TN-1X Synchronous Access Multiplexer
           Subrack................................  25GMU00750GWV                        *
           Shelf Kit..............................  25SKM00750HFN                        *
           TN-1X Installation Kit.................  25SKM00807ABL                        *
           Local Craft Access Panel Type 1........  25UEP00750GXB                        *
           Service Interface Module Type 10
           (Misc).................................  25UJJ00750GXC                        *
           Service Interface Module Type 40
           (LCAP).................................  25UJJ00750GWX                        *
           Subrack Cover Kit......................  25SKM00750HFL                        *
           Rack Mounting Kit for ETSI.............  25SKM00019AAE                        *
           Dummy Front Panel 1'...................  25RBN00021AAB                        *
           Dummy SIA Panel 1'.....................  25RBN00021AAA                        *
           Power Supply Unit......................  25UPW00750HAY                        *
           Subrack Control Unit...................  25UMN00750GXD                        *
           Payload Manager (mixed payload)........  NTKD10AA                             *
           STM-1 G.957 L1.2 Optical Aggregate Port
           Card (1550nm)..........................  25UTM00750HWH                        *
           STM-1 G.957 L-1.1, S1.1 Optical
           Tributary Card (1'wide)................  NTKD11AA                             *
           ***Optical patchcord 20m FC-FC.........  NT7E46BD                             *
           Craft Access Terminal..................  NTQJ09AA                             *
           RS 232 Cable Assembly..................  25YCN00748AAA                        *
           TN-1 CAT Release 12 Application
           (3.5").................................  NTQJ35LA
           TN-MS CA-1X Release 12 Licence.........  NTQJ91DL
           Netscape Windows95 (Fastrack Server and
           Navigator).............................  NTQJ81BA                             *
           TN-1X Release 8 Software Download (from
           CAT)...................................  NTQJ36HA
           HP B132, 128Mbytes RAM, 2Gb HD, DAT,
           CD, N.Hem..............................  NTQJ01FA                             *
           TN-MS EC-1 Release 12 (DAT)............  NTQJ30LA
           Netscape for UNIX (Fastrack Server and
           Navigator).............................  NTQJ81AA                             *
           TN-1X Release 8 software download (from
           EC)....................................  NTQJ31HA
           TN-1C Release 3 Software kit (disk &
           tape)..................................  NTFT81CA                             *
           TN-MS EC-1 Release 12 Licence for
           TN-1X..................................  NTQJ91AL                             *
           TN-MS EC-1 Release 12 Standby Licence..  NTQJ91BL                             *
           TN-MS EC-1 Multi-user Licence..........  NTQJ91CA                             *
           X terminal software on DAT.............  NTQJ05JB                             *
           TN-1X Rel 8 NTPs (CD-ROM MAC)..........  32HSC00456VEC                        *

           TN-1C
           Core
           TN-1C 8x2/16x2 turbo ADM (1550nm
           L1.2)..................................  NTFT52BI                             *                 *                *
           AC/DC Power Unit.......................  NTFT21AA                             *                 *                *
           12V Battery............................  NTFT24AA                             *                 *                *
           ***BT43/5F & 3002 cable assy 20m.......  32YCN00750CAA                        *                 *                *
           ***Optical patchcord 20m FC-FC.........  NT7E46BD                             *                 *                *
           TN-MS EC-1 Release 12 Licence for
           TN-1C..................................  NTQJ91FL                             *                 *                *
           Craft Access Terminal..................  NTQJ09AA                             *
           CAT Cable Assembly.....................  NTFT15AC                             *
           TN-1C Release 3 Software kit (disk &
           tape)..................................  NTFT81CA                             *
           TN-1 CAT Release 12 Application
           (3.5").................................  NTQJ35LA
           Netscape Windows95 (Fastrack Server and
           Navigator).............................  NTQJ81BA                             *
           TN-1C Release 3 handbook CD-ROM........  NTFT66CA                             *

1.4        DXC                                                                           *
           256 Port Cross Connect (MSH84).........  MSH84
           STM-1 Optical card
           16 x 2Mbit/s Port Unit
           MV-36 Element controller...............  MV-36
           Managed Object Agent (MOA)

1.5        TN-MS INM                                                                     *
           Hardware
           HP C200 workstation, north & south
           hemisphere.............................  NTQJ01GC
           NRM Release 6 Software and Handbooks...  NTQJ12FA
           NRM Release 6 Feature Profile Tape--
           Core + IM + PM + CM....................  NTQJ10FK
           TN-MS NRM (Rel6) Alarm surveillance
           Licence................................  NTQJ90AF
           TN-MS NRM (Rel6) Electronic Software
           Delivery Licence.......................  NTQJ90BF
           TN-MS NRM (Rel6) Inventory Manager
           Licence................................  NTQJ90DF
           TN-MS NRM (Rel6) Perf. Mon.
           Consolidation Licence..................  NTQJ90EF
           TN-MS NRM (Rel6) Connection Management
           Licence................................  NTQJ90FF


------------------------
* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                                SECTION D - Belgium


           TN-MS NRM (Rel6) Software Management
           User Guide.............................  NTQJ19FT
           TN-MS NRM (Rel6) Inventory Management
           User Guide.............................  NTQJ19FX
           TN-MS NRM (Rel6) Performance Management
           User Guide.............................  NTQJ19FW
           TN-MS NRM (Rel6) Connection Management
           User Guide.............................  NTQJ19FV
           Router 2501 OSI........................  NTJM01BA
           Router 2514 OSI........................  NTJM01KA
           DCN RConfig "P" 2514 ent. 0 tunnels,
           Ser: 2 L2,0 L1 CPC Allocated:
           A0741950...............................  NTJM9914
           DCN RConfig "P" 2514 ent. 1 tunnel,
           Ser: 1 L2,1 L1 CPC Allocated:
           A0741941...............................  NTJM9912
           HS modem SP-1-AR,AC....................  NTJM01SA
           Shelf Cantilever 19in mounting.........  P0878672
           Transceiver 10BaseT....................  NTJM01VA
           Ethernet 10BaseT Transceiver...........  A0383333
           Baystack 101 10baseT hub 12 port RJ45
           250VAC.................................  NTJM02PA
           ***Cable Assy LAN RJ45--RJ45 h/e.......  32YCN00727AFA
           ***Ethernet kit for OPC hub
           (20m,OC-48)............................  NT7E44JE

1.6        NETWORK SYNCHRONISATION                                                       *
           DCD-521C
           DCD-Cs ETSI Standalone Cesium PRC......  990-43100-02
           DCD-LPR Shelf GPS Applications.........  990-44100-12
           GPS Timing Kit E1 (Rubidium or
           Quartz)................................  990-44140-14
           Blank Unit LPR.........................  090-44198-01
           LOU-2 Dual oscillator..................  090-44145-02
           DCD-521/C ETSI Shelf Master/Expansion..  990-44210-01
           MRC-EA/Input card 2MHz/2Mb/s, 4
           inputs.................................  090-44010-06
           TNCE Clock card rubidium...............  090-44017-02
           TNC Clock card transit node OCXO.......  090-44020-02
           TO-EA Output card 2MHz/2Mb/s 10
           outputs................................  090-44029-01
           MIS Maint i'f analysis/config/remote...  990-44018-14
           Blank Panel 1 TO slot wide.............  074-00208-01
           Timing Input Module MRC SMB............  990-45107-02
           Timing Output Module SMB,1:1 prot......  990-45105-07

1.7        EQUIPMENT PRACTICE
           Mechanical bay assy ETSI (no expansion
           sh)....................................  NTCE89AA                             *
           NTE-STM16 Rack (2200 x 600 x 300)--
           cost reduced...........................  NTFW70EA                             *
           TN-16X Installation Kit................  25SKM00807ABM                        *
           REGEN Rack Assy........................  NTFW71AA                             *
           Rack side cover L/H u/o NTFW70AA.......  P0725173                             *
           Rack side cover R/H u/o NTFW70AA.......  P0725175                             *
           Mechanical assembly, rack, 42U.........  A0726263                             *
           Distribution block 8 way left hand
           cable entry............................  A0729317
           Distribution block 8 way right hand
           cable entry............................  A0729318
           ETSI Rack, 220cm, without side
           panels.................................  NTKD70AA                             *
           NT ETSI Rack Standard Inst.Kit.........  25SKM00807ABE                        *
           ETSI Rack 48V DC Distrib Panel with
           Rack Alarm Unit........................  25SKM00807AAN                        *

1.8        ADDITIONAL ITEMS
           OC-192 REL 1.4 SUPERSET CUSTOMER
           LOADS..................................  ***PLMTN-16X_NC_1
           AC Power Cable Assembly................  PLM_Source_locally                   *                 *                *
           ***Cable Assy, RJ45 crossover..........  32YCN01094AFA                        *
           *** OPTICAL PATCHCORD 20M SC-SC........  PLM_Advanced Optics_NC_              *

           TOTAL EXTENDED EQUIPMENT PRICE                                                                                   *

2.0        INSTALLATION & COMMISSIONING...........                                       *                 *                *
           Installation Materials.................                                       *
                                                                                                                          -----
           TOTAL EXTENDED PRICE...................                                                                          *
                                                                                                                          -----
                                                                                                                          -----

------------------------
* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                                SECTION D - Belgium


           KORTRIJK                                                                    ISSUE 1.0
           ---------------------------------------  -------------------------------------------------------------------------------
           ABBREVIATED DESCRIPTION                              CODE               SELLING PRICE       KORTRIJK         EXT PRICE
           ---------------------------------------  ----------------------------  ---------------  -----------------  -------------
                                                                                        $US                                $US
1.0        TRANSMISSION EQUIPMENT

1.1        TN-16 4F
           Core
           OC192 SC060 SHELF CONTROLLER...........  NTCA41BA                             *
           MAINTENANCE INTERFACE..................  NTCA42AA                             *
           *** CABLE ASSY (MODEM ACCESS)..........  NTCC8930                             *
           MESSAGE TRANSFER CARD..................  NTCA48AA                             *
           BREAKER MODULE.........................  NTCA40AA                             *
           COMMON EQUIPMENT FILLER CARD (1 IN.)...  NTCA59AA                             *
           PARTITIONED OPC CONTROLLER.............  NTCA50AA                             *
           *** CA ASSY (10 BASE T CROSSOVER)......  NT7E44KC                             *
           PARTITIONED OPC STORAGE MODULE.........  NTCA51AA                             *
           OPC FLASH CARTRIDGE....................  NTCA53AA                             *
           PARTITIONED OPC IO MODULE..............  NTCA52AA                             *
           *** SM OPTICAL PATCHCORD 20M (66FT)
           (SC-TUNED) SEE A06.....................  NT7E46HD                             *
           *** SM OPTICAL PATCHCORD 20M (66FT)
           (SC-TUNED) W/MVOA......................  NT7E47HD                             *
           TRANSPORT SHELF FILLER CARD............  NTCA49AA                             *
           TRANSPORT SHELF SWITCH FILLER CARD.....  NTCA49AB                             *
           OC-192 OPTICAL AMPLIFIER W/ SERVICE
           CHANNEL (SC)...........................  NTCA11AC                             *
           OC-192 OPTICAL AMPLIFIER (SC)..........  NTCA11BC                             *
           1625NM OPTICAL SERVICE CHANNEL (SC)....  NTCA11CC                             *
           1550/1625NM WDM COUPLER (SC)...........  NTCC13AC                             *
           MOR RTU................................  NTCA62DA                             *

1.2        TN-16X
           Core
           STM16 LTE/ADM/RING SHELF--COST
           REDUCED................................  NTFW50EA                             *
           SH PROCESSOR FOR SDH (DCC HUBBING).....  NT7E20GC                             *
           SH PROCESSOR(ETHERNET,SYNC MSG 24M)....  NT7E20KA                             *
           Maintenance Interface Unit.............  NT7E23AA                             *
           TN-16X Regenerator Subrack Kit.........  NTFW51AA                             *
           OC-48/STM-16 Ring Demux................  NT8E06AB                             *
           OC48 DWDM 1528.77 NM RING TX...........  NT8E11DQ                             *
           OC48 DWDM 1530.33 RING TRANSMITTER.....  NT8E11FQ                             *
           OC48 WDM 1533.47 RING TRANSMITTER......  NT8E11KQ                             *
           OC48 WDM 1535.04 RING TRANSMITTER......  NT8E11MQ                             *
           OC48 DWDM 1550.92 NM RING
           TRANSMITTER............................  NT8E11KR                             *
           OC48 DWDM 1552.52 RING TRANSMITTER.....  NT8E11MR                             *
           OC48 DWDM 1555.75 NM RING
           TRANSMITTER............................  NT8E11RR                             *
           OC48 DWDM 1557.36 RING TRANSMITTER.....  NT8E11TR                             *
           OC48 DWDM 1528.77 NM REGEN.............  NT8E13DJ                             *
           OC48 DWDM 1530.33 REG/TX INTERFACE.....  NT8E13FJ                             *
           OC48 DWDM 1533.47 REG/TX INTERFACE.....  NT8E13KJ                             *
           OC48 DWDM 1535.04 REG/TX INTERFACE.....  NT8E13MJ                             *
           OC48 DWDM 1550.92 REG/TX INTERFACE.....  NT8E13KK                             *
           OC48 DWDM 1552.52 REG/TX INTERFACE.....  NT8E13MK                             *
           OC48 DWDM 1555.75 REG/TX INTERFACE.....  NT8E13RK                             *
           OC48 DWDM 1557.36 REG/TX INTERFACE.....  NT8E13TK                             *
           OC-48/STM16 LR SAW Rx Interface (SC)...  NT8E02DD                             *
           STM1o IR 1310 Tributary I/F (SC).......  NTFW11CD                             *
           STM1 Optical Carrier Assembly..........  NTFW19BA                             *
           External synchronisation interface
           carrier................................  NT7E19AA                             *
           External Synchronisation Interface (2
           MHz)...................................  NTFW27AA                             *
           *** OPTICAL PATCH CORD 20M (SC-SC).....  NT7E46FD                             *
           *** OPTICAL PATCH CORD W/MVOA 20M
           (SC-SC)................................  NT7E47FD                             *
           KIT, SC OPTICAL CONNECTOR. INITIAL USE
           NTN401AA...............................  NTN459SC                             *
           *** FIBRE OPTIC CABLE ASSY STM1 DUPLEX
           SC-SC 20M..............................  NTFW5753                             *
           TN-16X Regenerator Software Licence
           (Release 7)............................  NTQJ93GG                             *
           TN-16X Shared Protection Ring Software
           Licence (Release 7)....................  NTQJ93HG                             *
           Extra Traffic on Rings on Licence......  NTQJ93TB                             *
           OPC with tape drive....................  NT7E24BC                             *
           PHOENIX SUPERSET CODE FOR REL 7........  NTFW97HA                             *
           *** CNET BAY/BAY CABLE 5.0M............  NT7E44JC                             *
           TN-MS EC-16X Multi-user Licence........  NTQJ93CA                             *
           TN-MS EC-16X Release 7 Licence.........  NTQJ93AG                             *
           TN-MS EC-16X Release 7 Standby
           Licence................................  NTQJ93BG                             *
           FW TN-16X Rel 7 NTPS (CD-ROM)..........  NTFW64AH                             *



------------------------
* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                                SECTION D - Belgium


1.3        ADVANCED OPTICS (DWDM)
           CORE
           DWDM FILTER MODULE SHELF ASSY--4
           POS--ETSI..............................  NTCE88BA                             *
           DWDM COUPLER 8W,MB/DR W/O VOA,SC.......  NTCA10GC                             *
           DWDM COUPLER 8W,DB/MR W/O VOA,SC.......  NTCA10HC                             *
           TN-1X
           Core
           TN-1X Synchronous Access Multiplexer
           Subrack................................  25GMU00750GWV                        *
           Shelf Kit..............................  25SKM00750HFN                        *
           TN-1X Installation Kit.................  25SKM00807ABL                        *
           Local Craft Access Panel Type 1........  25UEP00750GXB                        *
           Service Interface Module Type 10
           (Misc).................................  25UJJ00750GXC                        *
           Service Interface Module Type 40
           (LCAP).................................  25UJJ00750GWX                        *
           Subrack Cover Kit......................  25SKM00750HFL                        *
           Rack Mounting Kit for ETSI.............  25SKM00019AAE                        *
           Dummy Front Panel 1'...................  25RBN00021AAB                        *
           Dummy SIA Panel 1'.....................  25RBN00021AAA                        *
           Power Supply Unit......................  25UPW00750HAY                        *
           Subrack Control Unit...................  25UMN00750GXD                        *
           Payload Manager (mixed payload)........  NTKD10AA                             *
           STM-1 G.957 L1.2 Optical Aggregate Port
           Card (1550nm)..........................  25UTM00750HWH                        *
           STM-1 G.957 L-1.1, S1.1 Optical
           Tributary Card (1'wide)................  NTKD11AA                             *
           ***Optical patchcord 20m FC-FC.........  NT7E46BD                             *
           Craft Access Terminal..................  NTQJ09AA                             *
           RS 232 Cable Assembly..................  25YCN00748AAA                        *
           TN-1 CAT Release 12 Application
           (3.5").................................  NTQJ35LA
           TN-MS CA-1X Release 12 Licence.........  NTQJ91DL
           Netscape Windows95 (Fastrack Server and
           Navigator).............................  NTQJ81BA                             *
           TN-1X Release 8 Software Download (from
           CAT)...................................  NTQJ36HA
           HP B132, 128Mbytes RAM, 2Gb HD, DAT,
           CD, N.Hem..............................  NTQJ01FA                             *
           TN-MS EC-1 Release 12 (DAT)............  NTQJ30LA
           Netscape for UNIX (Fastrack Server and
           Navigator).............................  NTQJ81AA                             *
           TN-1X Release 8 software download (from
           EC)....................................  NTQJ31HA
           TN-1C Release 3 Software kit (disk &
           tape)..................................  NTFT81CA                             *
           TN-MS EC-1 Release 12 Licence for
           TN-1X..................................  NTQJ91AL                             *
           TN-MS EC-1 Release 12 Standby Licence..  NTQJ91BL                             *
           TN-MS EC-1 Multi-user Licence..........  NTQJ91CA                             *
           X terminal software on DAT.............  NTQJ05JB                             *
           TN-1X Rel 8 NTPs (CD-ROM MAC)..........  32HSC00456VEC                        *
           TN-1C
           Core
           TN-1C 8x2/16x2 turbo ADM (1550nm
           L1.2)..................................  NTFT52BI                             *                 *                *
           AC/DC Power Unit.......................  NTFT21AA                             *                 *                *
           12V Battery............................  NTFT24AA                             *                 *                *
           ***BT43/5F & 3002 cable assy 20m.......  32YCN00750CAA                        *                 *                *
           ***Optical patchcord 20m FC-FC.........  NT7E46BD                             *                 *                *
           TN-MS EC-1 Release 12 Licence for
           TN-1C..................................  NTQJ91FL                             *                 *                *
           Craft Access Terminal..................  NTQJ09AA                             *
           CAT Cable Assembly.....................  NTFT15AC                             *
           TN-1C Release 3 Software kit (disk &
           tape)..................................  NTFT81CA                             *
           TN-1 CAT Release 12 Application
           (3.5").................................  NTQJ35LA
           Netscape Windows95 (Fastrack Server and
           Navigator).............................  NTQJ81BA                             *
           TN-1C Release 3 handbook CD-ROM........  NTFT66CA                             *

1.4        DXC                                                                           *
           256 Port Cross Connect (MSH84).........  MSH84
           STM-1 Optical card
           16 x 2Mbit/s Port Unit
           MV-36 Element controller...............  MV-36
           Managed Object Agent (MOA)

1.5        TN-MS INM                                                                     *
           Hardware
           HP C200 workstation, north & south
           hemisphere.............................  NTQJ01GC
           NRM Release 6 Software and Handbooks...  NTQJ12FA
           NRM Release 6 Feature Profile Tape--
           Core + IM + PM + CM....................  NTQJ10FK
           TN-MS NRM (Rel6) Alarm surveillance
           Licence................................  NTQJ90AF
           TN-MS NRM (Rel6) Electronic Software
           Delivery Licence.......................  NTQJ90BF
           TN-MS NRM (Rel6) Inventory Manager
           Licence................................  NTQJ90DF
           TN-MS NRM (Rel6) Perf. Mon.
           Consolidation Licence..................  NTQJ90EF
           TN-MS NRM (Rel6) Connection Management
           Licence................................  NTQJ90FF


------------------------
* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                                SECTION D - Belgium


           TN-MS NRM (Rel6) Software Management
           User Guide.............................  NTQJ19FT
           TN-MS NRM (Rel6) Inventory Management
           User Guide.............................  NTQJ19FX
           TN-MS NRM (Rel6) Performance Management
           User Guide.............................  NTQJ19FW
           TN-MS NRM (Rel6) Connection Management
           User Guide.............................  NTQJ19FV
           Router 2501 OSI........................  NTJM01BA
           Router 2514 OSI........................  NTJM01KA
           DCN RConfig "P" 2514 ent. 0 tunnels,
           Ser: 2 L2,0 L1 CPC Allocated:
           A0741950...............................  NTJM9914
           DCN RConfig "P" 2514 ent. 1 tunnel,
           Ser: 1 L2,1 L1 CPC Allocated:
           A0741941...............................  NTJM9912
           HS modem SP-1-AR,AC....................  NTJM01SA
           Shelf Cantilever 19in mounting.........  P0878672
           Transceiver 10BaseT....................  NTJM01VA
           Ethernet 10BaseT Transceiver...........  A0383333
           Baystack 101 10baseT hub 12 port RJ45
           250VAC.................................  NTJM02PA
           ***Cable Assy LAN RJ45--RJ45 h/e.......  32YCN00727AFA
           ***Ethernet kit for OPC hub
           (20m,OC-48)............................  NT7E44JE

1.6        NETWORK SYNCHRONISATION                                                       *
           DCD-521C
           DCD-Cs ETSI Standalone Cesium PRC......  990-43100-02
           DCD-LPR Shelf GPS Applications.........  990-44100-12
           GPS Timing Kit E1 (Rubidium or
           Quartz)................................  990-44140-14
           Blank Unit LPR.........................  090-44198-01
           LOU-2 Dual oscillator..................  090-44145-02
           DCD-521/C ETSI Shelf Master/Expansion..  990-44210-01
           MRC-EA/Input card 2MHz/2Mb/s, 4
           inputs.................................  090-44010-06
           TNCE Clock card rubidium...............  090-44017-02
           TNC Clock card transit node OCXO.......  090-44020-02
           TO-EA Output card 2MHz/2Mb/s 10
           outputs................................  090-44029-01
           MIS Maint i'f analysis/config/remote...  990-44018-14
           Blank Panel 1 TO slot wide.............  074-00208-01
           Timing Input Module MRC SMB............  990-45107-02
           Timing Output Module SMB,1:1 prot......  990-45105-07

1.7        EQUIPMENT PRACTICE
           Mechanical bay assy ETSI (no expansion
           sh)....................................  NTCE89AA                             *
           NTE-STM16 Rack (2200 x 600 x 300)--
           cost reduced...........................  NTFW70EA                             *
           TN-16X Installation Kit................  25SKM00807ABM                        *
           REGEN Rack Assy........................  NTFW71AA                             *
           Rack side cover L/H u/o NTFW70AA.......  P0725173                             *
           Rack side cover R/H u/o NTFW70AA.......  P0725175                             *
           Mechanical assembly, rack, 42U.........  A0726263
           Distribution block 8 way left hand
           cable entry............................  A0729317
           Distribution block 8 way right hand
           cable entry............................  A0729318
           ETSI Rack, 220cm, without side
           panels.................................  NTKD70AA                             *
           NT ETSI Rack Standard Inst.Kit.........  25SKM00807ABE                        *
           ETSI Rack 48V DC Distrib Panel with
           Rack Alarm Unit........................  25SKM00807AAN                        *

1.8        ADDITIONAL ITEMS
           OC-192 REL 1.4 SUPERSET CUSTOMER
           LOADS..................................  ***PLM_TN-16X_NC_1
           AC Power Cable Assembly................  PLM_Source_locally                   *                 *                *
           ***Cable Assy, RJ45 crossover..........  32YCN01094AFA                        *
           *** OPTICAL PATCHCORD 20M SC-SC........  PLM_Advanced Optics_NC_3             *

           TOTAL EXTENDED EQUIPMENT PRICE.........                                                                          *

2.0        INSTALLATION & COMMISSIONING...........                                       *                 *                *
           INSTALLATION MATERIALS.................                                       *
                                                                                                                          -----
           TOTAL EXTENDED PRICE...................                                                                          *
                                                                                                                          -----
                                                                                                                          -----

------------------------
* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                        VIATEL CIRCLE 1 CONTRACT
                                                                                                                         ANNEX C
                                                                                                              SCHEDULE OF PRICES
                                                                                                             SECTION D - BELGIUM


           HASSELT                                                                       ISSUE 1.0
           -----------------------------------------------  --------------------------------------------------------------------
                                                                                         SELLING
           ABBREVIATED DESCRIPTION                                     CODE                PRICE        HASSELT      EXT PRICE
           -----------------------------------------------  --------------------------  ------------  -----------  -------------
                                                                                            $US                         $US
1.0        TRANSMISSION EQUIPMENT
1.1        TN-16 4F
           Core
           OC192 SC060 SHELF CONTROLLER...................  NTCA41BA                         *
           MAINTENANCE INTERFACE..........................  NTCA42AA                         *
           *** CABLE ASSY (MODEM ACCESS)..................  NTCC8930                         *
           MESSAGE TRANSFER CARD..........................  NTCA48AA                         *
           BREAKER MODULE.................................  NTCA40AA                         *
           COMMON EQUIPMENT FILLER CARD (1 IN.)...........  NTCA59AA                         *
           PARTITIONED OPC CONTROLLER.....................  NTCA50AA                         *
           *** CA ASSY (10 BASE T CROSSOVER)..............  NT7E44KC                         *
           PARTITIONED OPC STORAGE MODULE.................  NTCA51AA                         *
           OPC FLASH CARTRIDGE............................  NTCA53AA                         *
           PARTITIONED OPC IO MODULE......................  NTCA52AA                         *
           *** SM OPTICAL PATCHCORD 20M (66FT) (SC-TUNED)
           SEE A06........................................  NT7E46HD                         *
           *** SM OPTICAL PATCHCORD 20M (66FT) (SC-TUNED)
           W/MVOA.........................................  NT7E47HD                         *
           TRANSPORT SHELF FILLER CARD....................  NTCA49AA                         *
           TRANSPORT SHELF SWITCH FILLER CARD.............  NTCA49AB                         *
           OC-192 OPTICAL AMPLIFIER W/ SERVICE CHANNEL
           (SC)...........................................  NTCA11AC                         *
           OC-192 OPTICAL AMPLIFIER (SC)..................  NTCA11BC                         *
           1625NM OPTICAL SERVICE CHANNEL (SC)............  NTCA11CC                         *
           1550/1625NM WDM COUPLER (SC)...................  NTCC13AC                         *
           MOR RTU........................................  NTCA62DA                         *

1.2        TN-16X
           Core
           STM16 LTE/ADM/RING SHELF--COST REDUCED.........  NTFW50EA                         *
           SH PROCESSOR FOR SDH (DCC HUBBING).............  NT7E20GC                         *
           SH PROCESSOR(ETHERNET,SYNC MSG 24M)............  NT7E20KA                         *
           Maintenance Interface Unit.....................  NT7E23AA                         *
           TN-16X Regenerator Subrack Kit.................  NTFW51AA                         *
           OC-48/STM-16 Ring Demux........................  NT8E06AB                         *
           OC48 DWDM 1528.77 NM RING TX...................  NT8E11DQ                         *
           OC48 DWDM 1530.33 RING TRANSMITTER.............  NT8E11FQ                         *
           OC48 WDM 1533.47 RING TRANSMITTER..............  NT8E11KQ                         *
           OC48 WDM 1535.04 RING TRANSMITTER..............  NT8E11MQ                         *
           OC48 DWDM 1550.92 NM RING TRANSMITTER..........  NT8E11KR                         *
           OC48 DWDM 1552.52 RING TRANSMITTER.............  NT8E11MR                         *
           OC48 DWDM 1555.75 NM RING TRANSMITTER..........  NT8E11RR                         *
           OC48 DWDM 1557.36 RING TRANSMITTER.............  NT8E11TR                         *
           OC48 DWDM 1528.77 NM REGEN.....................  NT8E13DJ                         *
           OC48 DWDM 1530.33 REG/TX INTERFACE.............  NT8E13FJ                         *
           OC48 DWDM 1533.47 REG/TX INTERFACE.............  NT8E13KJ                         *
           OC48 DWDM 1535.04 REG/TX INTERFACE.............  NT8E13MJ                         *
           OC48 DWDM 1550.92 REG/TX INTERFACE.............  NT8E13KK                         *
           OC48 DWDM 1552.52 REG/TX INTERFACE.............  NT8E13MK                         *
           OC48 DWDM 1555.75 REG/TX INTERFACE.............  NT8E13RK                         *
           OC48 DWDM 1557.36 REG/TX INTERFACE.............  NT8E13TK                         *
           OC-48/STM16 LR SAW Rx Interface (SC)...........  NT8E02DD                         *
           STM1o IR 1310 Tributary I/F (SC)...............  NTFW11CD                         *
           STM1 Optical Carrier Assembly..................  NTFW19BA                         *
           External synchronisation interface carrier.....  NT7E19AA                         *
           External Synchronisation Interface (2 MHz).....  NTFW27AA                         *
           *** OPTICAL PATCH CORD 20M (SC-SC).............  NT7E46FD                         *
           *** OPTICAL PATCH CORD W/MVOA 20M (SC-SC)......  NT7E47FD                         *
           KIT, SC OPTICAL CONNECTOR. INITIAL USE
           NTN401AA.......................................  NTN459SC                         *
           *** FIBRE OPTIC CABLE ASSY STM1 DUPLEX SC-SC
           20M............................................  NTFW5753                         *
           TN-16X Regenerator Software Licence (Release
           7).............................................  NTQJ93GG                         *
           TN-16X Shared Protection Ring Software Licence
           (Release 7)....................................  NTQJ93HG                         *
           Extra Traffic on Rings on Licence..............  NTQJ93TB                         *
           OPC with tape drive............................  NT7E24BC                         *
           PHOENIX SUPERSET CODE FOR REL 7................  NTFW97HA                         *
           *** CNET BAY/BAY CABLE 5.0M....................  NT7E44JC                         *
           TN-MS EC-16X Multi-user Licence................  NTQJ93CA                         *
           TN-MS EC-16X Release 7 Licence.................  NTQJ93AG                         *
           TN-MS EC-16X Release 7 Standby Licence.........  NTQJ93BG                         *
           FW TN-16X Rel 7 NTPS (CD-ROM)..................  NTFW64AH                         *

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                        VIATEL CIRCLE 1 CONTRACT
                                                                                                                         ANNEX C
                                                                                                              SCHEDULE OF PRICES
                                                                                                             SECTION D - BELGIUM
1.3        ADVANCED OPTICS (DWDM)
           Core
           DWDM FILTER MODULE SHELF ASSY--4 POS--ETSI.....  NTCE88BA                         *
           DWDM COUPLER 8W,MB/DR W/O VOA,SC...............  NTCA10GC                         *
           DWDM COUPLER 8W,DB/MR W/O VOA,SC...............  NTCA10HC                         *

           TN-1X
           Core
           TN-1X Synchronous Access Multiplexer Subrack...  25GMU00750GWV                    *
           Shelf Kit......................................  25SKM00750HFN                    *
           TN-1X Installation Kit.........................  25SKM00807ABL                    *
           Local Craft Access Panel Type 1................  25UEP00750GXB                    *
           Service Interface Module Type 10 (Misc)........  25UJJ00750GXC                    *
           Service Interface Module Type 40 (LCAP)........  25UJJ00750GWX                    *
           Subrack Cover Kit..............................  25SKM00750HFL                    *
           Rack Mounting Kit for ETSI.....................  25SKM00019AAE                    *
           Dummy Front Panel 1''..........................  25RBN00021AAB                    *
           Dummy SIA Panel 1''............................  25RBN00021AAA                    *
           Power Supply Unit..............................  25UPW00750HAY                    *
           Subrack Control Unit...........................  25UMN00750GXD                    *
           Payload Manager (mixed payload)................  NTKD10AA                         *
           STM-1 G.957 L1.2 Optical Aggregate Port Card
           (1550nm).......................................  25UTM00750HWH                    *
           STM-1 G.957 L-1.1, S1.1 Optical Tributary Card
           (1'' wide).....................................  NTKD11AA                         *
           ***Optical patchcord 20m FC-FC.................  NT7E46BD                         *
           Craft Access Terminal..........................  NTQJ09AA                         *
           RS 232 Cable Assembly..........................  25YCN00748AAA                    *
           TN-1 CAT Release 12 Application (3.5").........  NTQJ35LA
           TN-MS CA-1X Release 12 Licence.................  NTQJ91DL
           Netscape Windows95 (Fastrack Server and
           Navigator).....................................  NTQJ81BA                         *
           TN-1X Release 8 Software Download (from CAT)...  NTQJ36HA
           HP B132, 128Mbytes RAM, 2Gb HD, DAT, CD,
           N.Hem..........................................  NTQJ01FA                         *
           TN-MS EC-1 Release 12 (DAT)....................  NTQJ30LA
           Netscape for UNIX (Fastrack Server and
           Navigator).....................................  NTQJ81AA                         *
           TN-1X Release 8 software download (from EC)....  NTQJ31HA
           TN-1C Release 3 Software kit (disk & tape).....  NTFT81CA                         *
           TN-MS EC-1 Release 12 Licence for TN-1X........  NTQJ91AL                         *
           TN-MS EC-1 Release 12 Standby Licence..........  NTQJ91BL                         *
           TN-MS EC-1 Multi-user Licence..................  NTQJ91CA                         *
           X terminal software on DAT.....................  NTQJ05JB                         *
           TN-1X Rel 8 NTPs (CD-ROM MAC)..................  32HSC00456VEC                    *

           TN-1C
           Core
           TN-1C 8x2/16x2 turbo ADM (1550nm L1.2).........  NTFT52BI                         *             *             *
           AC/DC Power Unit...............................  NTFT21AA                         *             *             *
           12V Battery....................................  NTFT24AA                         *             *             *
           ***BT43/5F & 3002 cable assy 20m...............  32YCN00750CAA                    *             *             *
           ***Optical patchcord 20m FC-FC.................  NT7E46BD                         *             *             *
           TN-MS EC-1 Release 12 Licence for TN-1C........  NTQJ91FL                         *             *             *
           Craft Access Terminal..........................  NTQJ09AA                         *
           CAT Cable Assembly.............................  NTFT15AC                         *
           TN-1C Release 3 Software kit (disk & tape).....  NTFT81CA                         *
           TN-1 CAT Release 12 Application (3.5").........  NTQJ35LA
           Netscape Windows95 (Fastrack Server and
           Navigator).....................................  NTQJ81BA                         *
           TN-1C Release 3 handbook CD-ROM................  NTFT66CA                         *

1.4        DXC                                                                               *
           256 Port Cross Connect (MSH85).................  MSH84
           STM-1 Optical card.............................
           16 x 2Mbit/s Port Unit.........................
           MV-36 Element controller.......................  MV-36
           Managed Object Agent (MOA).....................

1.5        TN-MS INM                                                                         *
           Hardware.......................................
           HP C200 workstation, north & south
           hemisphere.....................................  NTQJ01GC
           NRM Release 6 Software and Handbooks...........  NTQJ12FA
           NRM Release 6 Feature Profile Tape--Core + IM +
           PM + CM........................................  NTQJ10FK
           TN-MS NRM (Rel6) Alarm surveillance Licence....  NTQJ90AF
           TN-MS NRM (Rel6) Electronic Software Delivery
           Licence........................................  NTQJ90BF
           TN-MS NRM (Rel6) Inventory Manager Licence.....  NTQJ90DF
           TN-MS NRM (Rel6) Perf. Mon. Consolidation
           Licence........................................  NTQJ90EF
           TN-MS NRM (Rel6) Connection Management
           Licence........................................  NTQJ90FF

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                        VIATEL CIRCLE 1 CONTRACT
                                                                                                                         ANNEX C
                                                                                                              SCHEDULE OF PRICES
                                                                                                             SECTION D - BELGIUM

           TN-MS NRM (Rel6) Software Management User
           Guide..........................................  NTQJ19FT
           TN-MS NRM (Rel6) Inventory Management User
           Guide..........................................  NTQJ19FX
           TN-MS NRM (Rel6) Performance Management User
           Guide..........................................  NTQJ19FW
           TN-MS NRM (Rel6) Connection Management User
           Guide..........................................  NTQJ19FV
           Router 2501 OSI................................  NTJM01BA
           Router 2514 OSI................................  NTJM01KA
           DCN RConfig "P" 2514 ent. 0 tunnels, Ser: 2
           L2,0 L1 CPC Allocated: A0741950................  NTJM9914
           DCN RConfig "P" 2514 ent. 1 tunnel, Ser: 1 L2,1
           L1 CPC Allocated: A0741941.....................  NTJM9912
           HS modem SP-1-AR,AC............................  NTJM01SA
           Shelf Cantilever 19in mounting.................  P0878672
           Transceiver 10BaseT............................  NTJM01VA
           Ethernet 10BaseT Transceiver...................  A0383333
           Baystack 101 10baseT hub 12 port RJ45 250VAC...  NTJM02PA
           ***Cable Assy LAN RJ45--RJ45 h/e...............  32YCN00727AFA
           ***Ethernet kit for OPC hub (20m,OC-48)........  NT7E44JE

1.6        NETWORK SYNCHRONISATION........................                                   *
           DCD-521C.......................................
           DCD-Cs ETSI Standalone Cesium PRC..............  990-43100-02
           DCD-LPR Shelf GPS Applications.................  990-44100-12
           GPS Timing Kit E1 (Rubidium or Quartz).........  990-44140-14
           Blank Unit LPR.................................  090-44198-01
           LOU-2 Dual oscillator..........................  090-44145-02
           DCD-521/C ETSI Shelf Master/Expansion..........  990-44210-01
           MRC-EA/Input card 2MHz/2Mb/s, 4 inputs.........  090-44010-06
           TNCE Clock card rubidium.......................  090-44017-02
           TNC Clock card transit node OCXO...............  090-44020-02
           TO-EA Output card 2MHz/2Mb/s 10 outputs........  090-44029-01
           MIS Maint i'f analysis/config/remote...........  990-44018-14
           Blank Panel 1 TO slot wide.....................  074-00208-01
           Timing Input Module MRC SMB....................  990-45107-02
           Timing Output Module SMB,1:1 prot..............  990-45105-07

1.7        EQUIPMENT PRACTICE
           Mechanical bay assy ETSI (no expansion sh).....  NTCE89AA                         *
           NTE-STM16 Rack (2200 x 600 x 300)--cost
           reduced........................................  NTFW70EA                         *
           TN-16X Installation Kit........................  25SKM00807ABM                    *
           REGEN Rack Assy................................  NTFW71AA                         *
           Rack side cover L/H u/o NTFW70AA...............  P0725173                         *
           Rack side cover R/H u/o NTFW70AA...............  P0725175                         *
           Mechanical assembly, rack, 42U.................  A0726263
           Distribution block 8 way left hand cable
           entry..........................................  A0729317
           Distribution block 8 way right hand cable
           entry..........................................  A0729318
           ETSI Rack, 220cm, without side panels..........  NTKD70AA                         *
           NT ETSI Rack Standard Inst.Kit.................  25SKM00807ABE                    *
           ETSI Rack 48V DC Distrib Panel with Rack Alarm
           Unit...........................................  25SKM00807AAN                    *

1.8        ADDITIONAL ITEMS
           OC-192 REL 1.4 SUPERSET CUSTOMER LOADS.........  ***PLM_TN-16X_NC_1
           AC Power Cable Assembly........................  PLM_Source_locally               *             *             *
           ***Cable Assy, RJ45 crossover..................  32YCN01094AFA                    *
           *** OPTICAL PATCHCORD 20M SC-SC................  PLM_Advanced Optics_NC_3         *

           Total Extended Equipment Price.................                                                               *

2.0        INSTALLATION & COMMISSIONING                                                      *             *             *
           Installation Materials.........................                                   *
                                                                                                                       -----
           Total Extended Price...........................                                                               *
                                                                                                                       -----
                                                                                                                       -----

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                        VIATEL CIRCLE 1 CONTRACT
                                                                                                                         ANNEX C
                                                                                                              SCHEDULE OF PRICES
                                                                                                             SECTION D - BELGIUM

           GENT                                                                        ISSUE 1.0
           ----------------------------------------  ------------------------------------------------------------------------------
           ABBREVIATED DESCRIPTION                                  CODE                 SELLING PRICE      GENT        EXT PRICE
           ----------------------------------------  ----------------------------------  --------------     -----     -------------
                                                                                              $US                          $US
1.0        TRANSMISSION EQUIPMENT

1.1        TN-16 4F
           Core
           OC192 SC060 SHELF CONTROLLER............  NTCA41BA                                  *
           MAINTENANCE INTERFACE...................  NTCA42AA                                  *
           *** CABLE ASSY (MODEM ACCESS)...........  NTCC8930                                  *
           MESSAGE TRANSFER CARD...................  NTCA48AA                                  *
           BREAKER MODULE..........................  NTCA40AA                                  *
           COMMON EQUIPMENT FILLER CARD (1 IN.)....  NTCA59AA                                  *
           PARTITIONED OPC CONTROLLER..............  NTCA50AA                                  *
           *** CA ASSY (10 BASE T CROSSOVER).......  NT7E44KC                                  *
           PARTITIONED OPC STORAGE MODULE..........  NTCA51AA                                  *
           OPC FLASH CARTRIDGE.....................  NTCA53AA                                  *
           PARTITIONED OPC IO MODULE...............  NTCA52AA                                  *
           *** SM OPTICAL PATCHCORD 20M (66FT)
           (SC-TUNED) SEE A06......................  NT7E46HD                                  *
           *** SM OPTICAL PATCHCORD 20M (66FT)
           (SC-TUNED) W/MVOA.......................  NT7E47HD                                  *
           TRANSPORT SHELF FILLER CARD.............  NTCA49AA                                  *
           TRANSPORT SHELF SWITCH FILLER CARD......  NTCA49AB                                  *
           OC-192 OPTICAL AMPLIFIER W/ SERVICE
           CHANNEL (SC)............................  NTCA11AC                                  *
           OC-192 OPTICAL AMPLIFIER (SC)...........  NTCA11BC                                  *
           1625NM OPTICAL SERVICE CHANNEL (SC).....  NTCA11CC                                  *
           1550/1625NM WDM COUPLER (SC)............  NTCC13AC                                  *
           MOR RTU.................................  NTCA62DA                                  *

1.2        TN-16X
           Core....................................
           STM16 LTE/ADM/RING SHELF--COST
           REDUCED.................................  NTFW50EA                                  *
           SH PROCESSOR FOR SDH (DCC HUBBING)......  NT7E20GC                                  *
           SH PROCESSOR(ETHERNET,SYNC MSG 24M).....  NT7E20KA                                  *
           Maintenance Interface Unit..............  NT7E23AA                                  *
           TN-16X Regenerator Subrack Kit..........  NTFW51AA                                  *
           OC-48/STM-16 Ring Demux.................  NT8E06AB                                  *
           OC48 DWDM 1528.77 NM RING TX............  NT8E11DQ                                  *
           OC48 DWDM 1530.33 RING TRANSMITTER......  NT8E11FQ                                  *
           OC48 WDM 1533.47 RING TRANSMITTER.......  NT8E11KQ                                  *
           OC48 WDM 1535.04 RING TRANSMITTER.......  NT8E11MQ                                  *
           OC48 DWDM 1550.92 NM RING TRANSMITTER...  NT8E11KR                                  *
           OC48 DWDM 1552.52 RING TRANSMITTER......  NT8E11MR                                  *
           OC48 DWDM 1555.75 NM RING TRANSMITTER...  NT8E11RR                                  *
           OC48 DWDM 1557.36 RING TRANSMITTER......  NT8E11TR                                  *
           OC48 DWDM 1528.77 NM REGEN..............  NT8E13DJ                                  *
           OC48 DWDM 1530.33 REG/TX INTERFACE......  NT8E13FJ                                  *
           OC48 DWDM 1533.47 REG/TX INTERFACE......  NT8E13KJ                                  *
           OC48 DWDM 1535.04 REG/TX INTERFACE......  NT8E13MJ                                  *
           OC48 DWDM 1550.92 REG/TX INTERFACE......  NT8E13KK                                  *
           OC48 DWDM 1552.52 REG/TX INTERFACE......  NT8E13MK                                  *
           OC48 DWDM 1555.75 REG/TX INTERFACE......  NT8E13RK                                  *
           OC48 DWDM 1557.36 REG/TX INTERFACE......  NT8E13TK                                  *
           OC-48/STM16 LR SAW Rx Interface (SC)....  NT8E02DD                                  *
           STM1o IR 1310 Tributary I/F (SC)........  NTFW11CD                                  *
           STM1 Optical Carrier Assembly...........  NTFW19BA                                  *
           External synchronisation interface
           carrier.................................  NT7E19AA                                  *
           External Synchronisation Interface (2
           MHz)....................................  NTFW27AA                                  *
           *** OPTICAL PATCH CORD 20M (SC-SC)......  NT7E46FD                                  *
           *** OPTICAL PATCH CORD W/MVOA 20M
           (SC-SC).................................  NT7E47FD                                  *
           KIT, SC OPTICAL CONNECTOR. INITIAL USE
           NTN401AA................................  NTN459SC                                  *
           *** FIBRE OPTIC CABLE ASSY STM1 DUPLEX
           SC-SC 20M...............................  NTFW5753                                  *
           TN-16X Regenerator Software Licence
           (Release 7).............................  NTQJ93GG                                  *
           TN-16X Shared Protection Ring Software
           Licence (Release 7).....................  NTQJ93HG                                  *
           Extra Traffic on Rings on Licence.......  NTQJ93TB                                  *
           OPC with tape drive.....................  NT7E24BC                                  *
           PHOENIX SUPERSET CODE FOR REL 7.........  NTFW97HA                                  *
           *** CNET BAY/BAY CABLE 5.0M.............  NT7E44JC                                  *
           TN-MS EC-16X Multi-user Licence.........  NTQJ93CA                                  *
           TN-MS EC-16X Release 7 Licence..........  NTQJ93AG                                  *
           TN-MS EC-16X Release 7 Standby Licence..  NTQJ93BG                                  *
           FW TN-16X Rel 7 NTPS (CD-ROM)...........  NTFW64AH                                  *

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                                  SECTION D-BELGIUM
1.3        ADVANCED OPTICS (DWDM)
           Core....................................
           DWDM FILTER MODULE SHELF ASSY--4
           POS--ETSI...............................  NTCE88BA                                  *
           DWDM COUPLER 8W,MB/DR W/O VOA,SC........  NTCA10GC                                  *
           DWDM COUPLER 8W,DB/MR W/O VOA,SC........  NTCA10HC                                  *

           TN-1X
           Core....................................
           TN-1X Synchronous Access Multiplexer
           Subrack.................................  25GMU00750GWV                             *
           Shelf Kit...............................  25SKM00750HFN                             *
           TN-1X Installation Kit..................  25SKM00807ABL                             *
           Local Craft Access Panel Type 1.........  25UEP00750GXB                             *
           Service Interface Module Type 10
           (Misc)..................................  25UJJ00750GXC                             *
           Service Interface Module Type 40
           (LCAP)..................................  25UJJ00750GWX                             *
           Subrack Cover Kit.......................  25SKM00750HFL                             *
           Rack Mounting Kit for ETSI..............  25SKM00019AAE                             *
           Dummy Front Panel 1'....................  25RBN00021AAB                             *
           Dummy SIA Panel 1'......................  25RBN00021AAA                             *
           Power Supply Unit.......................  25UPW00750HAY                             *
           Subrack Control Unit....................  25UMN00750GXD                             *
           Payload Manager (mixed payload).........  NTKD10AA                                  *
           STM-1 G.957 L1.2 Optical Aggregate Port
           Card (1550nm)...........................  25UTM00750HWH                             *
           STM-1 G.957 L-1.1, S1.1 Optical
           Tributary Card (1'wide).................  NTKD11AA                                  *
           ***Optical patchcord 20m FC-FC..........  NT7E46BD                                  *
           Craft Access Terminal...................  NTQJ09AA                                  *
           RS 232 Cable Assembly...................  25YCN00748AAA                             *
           TN-1 CAT Release 12 Application
           (3.5")..................................  NTQJ35LA
           TN-MS CA-1X Release 12 Licence..........  NTQJ91DL
           Netscape Windows95 (Fastrack Server and
           Navigator)..............................  NTQJ81BA                                  *
           TN-1X Release 8 Software Download (from
           CAT)....................................  NTQJ36HA
           HP B132, 128Mbytes RAM, 2Gb HD, DAT, CD,
           N.Hem...................................  NTQJ01FA                                  *
           TN-MS EC-1 Release 12 (DAT).............  NTQJ30LA
           Netscape for UNIX (Fastrack Server and
           Navigator)..............................  NTQJ81AA                                  *
           TN-1X Release 8 software download (from
           EC).....................................  NTQJ31HA                                  *
           TN-1C Release 3 Software kit (disk &
           tape)...................................  NTFT81CA                                  *
           TN-MS EC-1 Release 12 Licence for
           TN-1X...................................  NTQJ91AL                                  *
           TN-MS EC-1 Release 12 Standby Licence...  NTQJ91BL                                  *
           TN-MS EC-1 Multi-user Licence...........  NTQJ91CA                                  *
           X terminal software on DAT..............  NTQJ05JB                                  *
           TN-1X Rel 8 NTPs (CD-ROM MAC)...........  32HSC00456VEC                             *

           TN-1C
           Core
           TN-1C 8x2/16x2 turbo ADM (1550nm L1.2)..  NTFT52BI                                  *              *             *
           AC/DC Power Unit........................  NTFT21AA                                  *              *             *
           12V Battery.............................  NTFT24AA                                  *              *             *
           ***BT43/5F & 3002 cable assy 20m........  32YCN00750CAA                             *              *             *
           ***Optical patchcord 20m FC-FC..........  NT7E46BD                                  *              *             *
           TN-MS EC-1 Release 12 Licence for
           TN-1C...................................  NTQJ91FL                                  *              *             *
           Craft Access Terminal...................  NTQJ09AA                                  *
           CAT Cable Assembly......................  NTFT15AC                                  *
           TN-1C Release 3 Software kit (disk &
           tape)...................................  NTFT81CA                                  *
           TN-1 CAT Release 12 Application
           (3.5")..................................  NTQJ35LA
           Netscape Windows95 (Fastrack Server and
           Navigator)..............................  NTQJ81BA                                  *
           TN-1C Release 3 handbook CD-ROM.........  NTFT66CA                                  *

1.4        DXC                                                                                 *
           256 Port Cross Connect (MSH84)..........  MSH84
           STM-1 Optical card......................
           16 x 2Mbit/s Port Unit..................
           MV-36 Element controller................  MV-36
           Managed Object Agent (MOA)..............

1.5        TN-MS INM...............................                                            *
           Hardware................................
           HP C200 workstation, north & south
           hemisphere..............................  NTQJ01GC
           NRM Release 6 Software and Handbooks....  NTQJ12FA
           NRM Release 6 Feature Profile Tape--Core
           + IM + PM + CM..........................  NTQJ10FK
           TN-MS NRM (Rel6) Alarm surveillance
           Licence.................................  NTQJ90AF
           TN-MS NRM (Rel6) Electronic Software
           Delivery Licence........................  NTQJ90BF
           TN-MS NRM (Rel6) Inventory Manager
           Licence.................................  NTQJ90DF
           TN-MS NRM (Rel6) Perf. Mon.
           Consolidation Licence...................  NTQJ90EF
           TN-MS NRM (Rel6) Connection Management
           Licence.................................  NTQJ90FF

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                                  SECTION D-BELGIUM

           TN-MS NRM (Rel6) Software Management
           User Guide..............................  NTQJ19FT
           TN-MS NRM (Rel6) Inventory Management
           User Guide..............................  NTQJ19FX
           TN-MS NRM (Rel6) Performance Management
           User Guide..............................  NTQJ19FW
           TN-MS NRM (Rel6) Connection Management
           User Guide..............................  NTQJ19FV
           Router 2501 OSI.........................  NTJM01BA
           Router 2514 OSI.........................  NTJM01KA
           DCN RConfig "P" 2514 ent. 0 tunnels,
           Ser: 2 L2,0 L1 CPC Allocated:
           A0741950................................  NTJM9914
           DCN RConfig "P" 2514 ent. 1 tunnel, Ser:
           1 L2,1 L1 CPC Allocated: A0741941.......  NTJM9912
           HS modem SP-1-AR,AC.....................  NTJM01SA
           Shelf Cantilever 19in mounting..........  P0878672
           Transceiver 10BaseT.....................  NTJM01VA
           Ethernet 10BaseT Transceiver............  A0383333
           Baystack 101 10baseT hub 12 port RJ45
           250VAC..................................  NTJM02PA
           ***Cable Assy LAN RJ45--RJ45 h/e........  32YCN00727AFA
           ***Ethernet kit for OPC hub
           (20m,OC-48).............................  NT7E44JE

1.6        NETWORK SYNCHRONISATION                                                             *
           DCD-521C
           DCD-Cs ETSI Standalone Cesium PRC.......  990-43100-02
           DCD-LPR Shelf GPS Applications..........  990-44100-12
           GPS Timing Kit E1 (Rubidium or Quartz)..  990-44140-14
           Blank Unit LPR..........................  090-44198-01
           LOU-2 Dual oscillator...................  090-44145-02
           DCD-521/C ETSI Shelf Master/Expansion...  990-44210-01
           MRC-EA/Input card 2MHz/2Mb/s, 4 inputs..  090-44010-06
           TNCE Clock card rubidium................  090-44017-02
           TNC Clock card transit node OCXO........  090-44020-02
           TO-EA Output card 2MHz/2Mb/s 10
           outputs.................................  090-44029-01
           MIS Maint i'f analysis/config/remote....  990-44018-14
           Blank Panel 1 TO slot wide..............  074-00208-01
           Timing Input Module MRC SMB.............  990-45107-02
           Timing Output Module SMB,1:1 prot.......  990-45105-07

1.7        EQUIPMENT PRACTICE......................
           Mechanical bay assy ETSI (no expansion
           sh).....................................  NTCE89AA                                  *
           NTE-STM16 Rack (2200 x 600 x 300)--cost
           reduced.................................  NTFW70EA                                  *
           TN-16X Installation Kit.................  25SKM00807ABM                             *
           REGEN Rack Assy.........................  NTFW71AA                                  *
           Rack side cover L/H u/o NTFW70AA........  P0725173                                  *
           Rack side cover R/H u/o NTFW70AA........  P0725175                                  *
           Mechanical assembly, rack, 42U..........  A0726263
           Distribution block 8 way left hand cable
           entry...................................  A0729317
           Distribution block 8 way right hand
           cable entry.............................  A0729318
           ETSI Rack, 220cm, without side panels...  NTKD70AA                                  *
           NT ETSI Rack Standard Inst.Kit..........  25SKM00807ABE                             *
           ETSI Rack 48V DC Distrib Panel with Rack
           Alarm Unit..............................  25SKM00807AAN                             *

1.8        ADDITIONAL ITEMS
           OC-192 REL 1.4 SUPERSET CUSTOMER
           LOADS...................................  ***PLM_TN-16X_NC_1
           AC Power Cable Assembly.................  PLM_Source_locally                        *              *             *
           ***Cable Assy, RJ45 crossover...........  32YCN01094AFA                             *
           *** OPTICAL PATCHCORD 20M SC-SC.........  PLM_Advanced Optics_NC_3                  *

           Total Extended Equipment Price..........                                                                         *

2.0        INSTALLATION & COMMISSIONING............                                            *                            *
           Installation Materials..................                                            *
                                                                                                                          -----
           Total Extended Price....................                                                                         *
                                                                                                                          -----
                                                                                                                          -----

                                                                                                          VIATEL CIRCLE 1 CONTRACT
                                                                                                                           ANNEX C
                                                                                                                SCHEDULE OF PRICES
                                                                                                              SECTION D - BELGIUM

           CHARLEROL                                                                 ISSUE 1.0
           -------------------------------------  --------------------------------------------------------------------------------
           ABBREVIATED DESCRIPTION                            CODE                SELLING PRICE       CHARLEROL        EXT PRICE
           -------------------------------------  -----------------------------  ---------------  -----------------  -------------
                                                                                       $US                                $US
1.0        TRANSMISSION EQUIPMENT

1.1        TN-16 4F
           Core.................................
           OC192 SC060 SHELF CONTROLLER.........  NTCA41BA                              *
           MAINTENANCE INTERFACE................  NTCA42AA                              *
           *** CABLE ASSY (MODEM ACCESS)........  NTCC8930                              *
           MESSAGE TRANSFER CARD................  NTCA48AA                              *
           BREAKER MODULE.......................  NTCA40AA                              *
           COMMON EQUIPMENT FILLER CARD (1 IN.)   NTCA59AA                              *
           PARTITIONED OPC CONTROLLER...........  NTCA50AA                              *
           *** CA ASSY (10 BASE T CROSSOVER)....  NT7E44KC                              *
           PARTITIONED OPC STORAGE MODULE.......  NTCA51AA                              *
           OPC FLASH CARTRIDGE..................  NTCA53AA                              *
           PARTITIONED OPC IO MODULE............  NTCA52AA                              *
           *** SM OPTICAL PATCHCORD 20M (66FT)
           (SC-TUNED) SEE A06...................  NT7E46HD                              *
           *** SM OPTICAL PATCHCORD 20M (66FT)
           (SC-TUNED) W/MVOA....................  NT7E47HD                              *
           TRANSPORT SHELF FILLER CARD..........  NTCA49AA                              *
           TRANSPORT SHELF SWITCH FILLER CARD...  NTCA49AB                              *
           OC-192 OPTICAL AMPLIFIER W/ SERVICE
           CHANNEL (SC).........................  NTCA11AC                              *
           OC-192 OPTICAL AMPLIFIER (SC)........  NTCA11BC                              *
           1625NM OPTICAL SERVICE CHANNEL (SC)..  NTCA11CC                              *
           1550/1625NM WDM COUPLER (SC).........  NTCC13AC                              *
           MOR RTU..............................  NTCA62DA                              *

1.2        TN-16X
           Core.................................
           STM16 LTE/ADM/RING SHELF-- COST
           REDUCED..............................  NTFW50EA                              *
           SH PROCESSOR FOR SDH (DCC HUBBING)...  NT7E20GC                              *
           SH PROCESSOR(ETHERNET,SYNC MSG 24M)..  NT7E20KA                              *
           Maintenance Interface Unit...........  NT7E23AA                              *
           TN-16X Regenerator Subrack Kit.......  NTFW51AA                              *
           OC-48/STM-16 Ring Demux..............  NT8E06AB                              *
           OC48 DWDM 1528.77 NM RING TX.........  NT8E11DQ                              *
           OC48 DWDM 1530.33 RING TRANSMITTER...  NT8E11FQ                              *
           OC48 WDM 1533.47 RING TRANSMITTER....  NT8E11KQ                              *
           OC48 WDM 1535.04 RING TRANSMITTER....  NT8E11MQ                              *
           OC48 DWDM 1550.92 NM RING
           TRANSMITTER..........................  NT8E11KR                              *
           OC48 DWDM 1552.52 RING TRANSMITTER...  NT8E11MR                              *
           OC48 DWDM 1555.75 NM RING
           TRANSMITTER..........................  NT8E11RR                              *
           OC48 DWDM 1557.36 RING TRANSMITTER...  NT8E11TR                              *
           OC48 DWDM 1528.77 NM REGEN...........  NT8E13DJ                              *
           OC48 DWDM 1530.33 REG/TX INTERFACE...  NT8E13FJ                              *
           OC48 DWDM 1533.47 REG/TX INTERFACE...  NT8E13KJ                              *
           OC48 DWDM 1535.04 REG/TX INTERFACE...  NT8E13MJ                              *
           OC48 DWDM 1550.92 REG/TX INTERFACE...  NT8E13KK                              *
           OC48 DWDM 1552.52 REG/TX INTERFACE...  NT8E13MK                              *
           OC48 DWDM 1555.75 REG/TX INTERFACE...  NT8E13RK                              *
           OC48 DWDM 1557.36 REG/TX INTERFACE...  NT8E13TK                              *
           OC-48/STM16 LR SAW Rx Interface
           (SC).................................  NT8E02DD                              *
           STM1o IR 1310 Tributary I/F (SC).....  NTFW11CD                              *
           STM1 Optical Carrier Assembly........  NTFW19BA                              *
           External synchronisation interface
           carrier..............................  NT7E19AA                              *
           External Synchronisation Interface (2
           MHz).................................  NTFW27AA                              *
           *** OPTICAL PATCH CORD 20M (SC-SC)...  NT7E46FD                              *
           *** OPTICAL PATCH CORD W/ MVOA 20M
           (SC-SC)..............................  NT7E47FD                              *
           KIT, SC OPTICAL CONNECTOR. INITIAL
           USE NTN401AA.........................  NTN459SC                              *
           *** FIBRE OPTIC CABLE ASSY STM1
           DUPLEX SC-SC 20M.....................  NTFW5753                              *
           TN-16X Regenerator Software Licence
           (Release 7)..........................  NTQJ93GG                              *
           TN-16X Shared Protection Ring
           Software Licence (Release 7).........  NTQJ93HG                              *
           Extra Traffic on Rings on Licence....  NTQJ93TB                              *
           OPC with tape drive..................  NT7E24BC                              *
           PHOENIX SUPERSET CODE FOR REL 7......  NTFW97HA                              *
           *** CNET BAY/BAY CABLE 5.0M..........  NT7E44JC                              *
           TN-MS EC-16X Multi-user Licence......  NTQJ93CA                              *
           TN-MS EC-16X Release 7 Licence.......  NTQJ93AG                              *
           TN-MS EC-16X Release 7 Standby
           Licence..............................  NTQJ93BG                              *
           FW TN-16X Rel 7 NTPS (CD-ROM)........  NTFW64AH                              *

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                          VIATEL CIRCLE 1 CONTRACT
                                                                                                                           ANNEX C
                                                                                                                SCHEDULE OF PRICES
                                                                                                              SECTION D - BELGIUM
1.3        ADVANCED OPTICS (DWDM)
           Core.................................
           DWDM FILTER MODULE SHELF ASSY--4
           POS--ETSI............................  NTCE88BA                              *
           DWDM COUPLER 8W,MB/DR W/O VOA,SC.....  NTCA10GC                              *
           DWDM COUPLER 8W,DB/MR W/O VOA,SC.....  NTCA10HC                              *

           TN-1X
           Core.................................
           TN-1X Synchronous Access Multiplexer
           Subrack..............................  25GMU00750GWV                         *
           Shelf Kit............................  25SKM00750HFN                         *
           TN-1X Installation Kit...............  25SKM00807ABL                         *
           Local Craft Access Panel Type 1......  25UEP00750GXB                         *
           Service Interface Module Type 10
           (Misc)...............................  25UJJ00750GXC                         *
           Service Interface Module Type 40
           (LCAP)...............................  25UJJ00750GWX                         *
           Subrack Cover Kit....................  25SKM00750HFL                         *
           Rack Mounting Kit for ETSI...........  25SKM00019AAE                         *
           Dummy Front Panel 1'.................  25RBN00021AAB                         *
           Dummy SIA Panel 1'...................  25RBN00021AAA                         *
           Power Supply Unit....................  25UPW00750HAY                         *
           Subrack Control Unit.................  25UMN00750GXD                         *
           Payload Manager (mixed payload)......  NTKD10AA                              *
           STM-1 G.957 L1.2 Optical Aggregate
           Port Card (1550nm)...................  25UTM00750HWH                         *
           STM-1 G.957 L-1.1, S1.1 Optical
           Tributary Card (1'wide)..............  NTKD11AA                              *
           ***Optical patchcord 20m FC-FC.......  NT7E46BD                              *
           Craft Access Terminal................  NTQJ09AA                              *
           RS 232 Cable Assembly................  25YCN00748AAA                         *
           TN-1 CAT Release 12 Application
           (3.5")...............................  NTQJ35LA
           TN-MS CA-1X Release 12 Licence.......  NTQJ91DL
           Netscape Windows95 (Fastrack Server
           and Navigator).......................  NTQJ81BA                              *
           TN-1X Release 8 Software Download
           (from CAT)...........................  NTQJ36HA
           HP B132, 128Mbytes RAM, 2Gb HD, DAT,
           CD, N.Hem............................  NTQJ01FA                              *
           TN-MS EC-1 Release 12 (DAT)..........  NTQJ30LA
           Netscape for UNIX (Fastrack Server
           and Navigator).......................  NTQJ81AA                              *
           TN-1X Release 8 software download
           (from EC)............................  NTQJ31HA
           TN-1C Release 3 Software kit (disk &
           tape)................................  NTFT81CA                              *
           TN-MS EC-1 Release 12 Licence for
           TN-1X................................  NTQJ91AL                              *
           TN-MS EC-1 Release 12 Standby
           Licence..............................  NTQJ91BL                              *
           TN-MS EC-1 Multi-user Licence........  NTQJ91CA                              *
           X terminal software on DAT...........  NTQJ05JB                              *
           TN-1X Rel 8 NTPs (CD-ROM MAC)........  32HSC00456VEC                         *

           TN-1C
           Core.................................
           TN-1C 8x2/16x2 turbo ADM (1550nm
           L1.2)................................  NTFT52BI                              *                 *                *
           AC/DC Power Unit.....................  NTFT21AA                              *                 *                *
           12V Battery..........................  NTFT24AA                              *                 *                *
           ***BT43/5F & 3002 cable assy 20m.....  32YCN00750CAA                         *                 *                *
           ***Optical patchcord 20m FC-FC.......  NT7E46BD                              *                 *                *
           TN-MS EC-1 Release 12 Licence for
           TN-1C................................  NTQJ91FL                              *                 *                *
           Craft Access Terminal................  NTQJ09AA                              *
           CAT Cable Assembly...................  NTFT15AC                              *
           TN-1C Release 3 Software kit (disk &
           tape)................................  NTFT81CA                              *
           TN-1 CAT Release 12 Application
           (3.5")...............................  NTQJ35LA
           Netscape Windows95 (Fastrack Server
           and Navigator).......................  NTQJ81BA                              *
           TN-1C Release 3 handbook CD-ROM......  NTFT66CA                              *

1.4        DXC..................................                                        *
           256 Port Cross Connect (MSH84).......  MSH84
           STM-1 Optical card...................
           16 x 2Mbit/s Port Unit...............
           MV-36 Element controller.............  MV-36
           Managed Object Agent (MOA)...........

1.5        TN-MS INM                                                                    *
           Hardware.............................
           HP C200 workstation, north & south
           hemisphere...........................  NTQJ01GC
           NRM Release 6 Software and
           Handbooks............................  NTQJ12FA
           NRM Release 6 Feature Profile Tape--
           Core + IM + PM + CM..................  NTQJ10FK
           TN-MS NRM (Rel6) Alarm surveillance
           Licence..............................  NTQJ90AF
           TN-MS NRM (Rel6) Electronic Software
           Delivery Licence.....................  NTQJ90BF
           TN-MS NRM (Rel6) Inventory Manager
           Licence..............................  NTQJ90DF
           TN-MS NRM (Rel6) Perf. Mon.
           Consolidation Licence................  NTQJ90EF
           TN-MS NRM (Rel6) Connection
           Management Licence...................  NTQJ90FF

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                          VIATEL CIRCLE 1 CONTRACT
                                                                                                                           ANNEX C
                                                                                                                SCHEDULE OF PRICES
                                                                                                              SECTION D - BELGIUM
           TN-MS NRM (Rel6) Software Management
           User Guide...........................  NTQJ19FT
           TN-MS NRM (Rel6) Inventory Management
           User Guide...........................  NTQJ19FX
           TN-MS NRM (Rel6) Performance
           Management User Guide................  NTQJ19FW
           TN-MS NRM (Rel6) Connection
           Management User Guide................  NTQJ19FV
           Router 2501 OSI......................  NTJM01BA
           Router 2514 OSI......................  NTJM01KA
           DCN RConfig "P" 2514 ent. 0 tunnels,
           Ser: 2 L2,0 L1 CPC Allocated:
           A0741950.............................  NTJM9914
           DCN RConfig "P" 2514 ent. 1 tunnel,
           Ser: 1 L2,1 L1 CPC Allocated:
           A0741941.............................  NTJM9912
           HS modem SP-1-AR,AC..................  NTJM01SA
           Shelf Cantilever 19in mounting.......  P0878672
           Transceiver 10BaseT..................  NTJM01VA
           Ethernet 10BaseT Transceiver.........  A0383333
           Baystack 101 10baseT hub 12 port RJ45
           250VAC...............................  NTJM02PA
           ***Cable Assy LAN RJ45--RJ45 h/e.....  32YCN00727AFA
           ***Ethernet kit for OPC hub
           (20m,OC-48)..........................  NT7E44JE

1.6        NETWORK SYNCHRONISATION                                                      *
           DCD-521C.............................
           DCD-Cs ETSI Standalone Cesium PRC....  990-43100-02
           DCD-LPR Shelf GPS Applications.......  990-44100-12
           GPS Timing Kit E1 (Rubidium or
           Quartz)..............................  990-44140-14
           Blank Unit LPR.......................  090-44198-01
           LOU-2 Dual oscillator................  090-44145-02
           DCD-521/C ETSI Shelf Master/
           Expansion............................  990-44210-01
           MRC-EA/Input card 2MHz/2Mb/s, 4
           inputs...............................  090-44010-06
           TNCE Clock card rubidium.............  090-44017-02
           TNC Clock card transit node OCXO.....  090-44020-02
           TO-EA Output card 2MHz/2Mb/s 10
           outputs..............................  090-44029-01
           MIS Maint i'f
           analysis/config/remote...............  990-44018-14
           Blank Panel 1 TO slot wide...........  074-00208-01
           Timing Input Module MRC SMB..........  990-45107-02
           Timing Output Module SMB,1:1 prot....  990-45105-07

1.7        EQUIPMENT PRACTICE
           Mechanical bay assy ETSI (no
           expansion sh)........................  NTCE89AA                              *
           NTE-STM16 Rack (2200 x 600 x 300)--
           cost reduced.........................  NTFW70EA                              *
           TN-16X Installation Kit..............  25SKM00807ABM                         *
           REGEN Rack Assy......................  NTFW71AA                              *
           Rack side cover L/H u/o NTFW70AA.....  P0725173                              *
           Rack side cover R/H u/o NTFW70AA.....  P0725175                              *
           Mechanical assembly, rack, 42U.......  A0726263
           Distribution block 8 way left hand
           cable entry..........................  A0729317
           Distribution block 8 way right hand
           cable entry..........................  A0729318
           ETSI Rack, 220cm, without side
           panels...............................  NTKD70AA                              *
           NT ETSI Rack Standard Inst.Kit.......  25SKM00807ABE                         *
           ETSI Rack 48V DC Distrib Panel with
           Rack Alarm Unit......................  25SKM00807AAN                         *

1.8        ADDITIONAL ITEMS
           OC-192 REL 1.4 SUPERSET CUSTOMER
           LOADS................................  ***PLM_TN-16X_NC_1
           AC Power Cable Assembly..............  PLM_Source_locally                    *                 *                *
           ***Cable Assy, RJ45 crossover........  32YCN01094AFA                         *
           *** OPTICAL PATCHCORD 20M SC-SC......  PLM_Advanced Optics_NC_3              *

           Total Extended Equipment Price.......                                                                           *

2.0        INSTALLATION & COMMISSIONING                                                 *                 *                *
           Installation Materials...............                                        *
                                                                                                                         -----
           Total Extended Price.................                                                                           *
                                                                                                                         -----
                                                                                                                         -----

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                          VIATEL CIRCLE 1 CONTRACT
                                                                                                                           ANNEX C
                                                                                                                SCHEDULE OF PRICES
                                                                                                               SECTION D - BELGIUM


    BRU-PARIS R/A2                                                                            ISSUE 1.0
    ------------------------------------------------------------  -----------------------------------------------------------------
    ABBREVIATED DESCRIPTION                                               CODE          SELLING PRICE   BRU.-PARIS R/A2   EXT PRICE
    ------------------------------------------------------------  --------------------  -------------   ---------------   ---------
                                                                                            $US            TOURNAI          $US
1.0 TRANSMISSION EQUIPMENT
1.1 TN-16 4F
    Core
    OC192 SC060 SHELF CONTROLLER................................  NTCA41BA                 *                *                 *
    MAINTENANCE INTERFACE.......................................  NTCA42AA                 *                *                 *
    *** CABLE ASSY (MODEM ACCESS)...............................  NTCC8930                 *                *                 *
    MESSAGE TRANSFER CARD.......................................  NTCA48AA                 *                *                 *
    BREAKER MODULE..............................................  NTCA40AA                 *                *                 *
    COMMON EQUIPMENT FILLER CARD (1 IN.)........................  NTCA59AA                 *                *                 *
    PARTITIONED OPC CONTROLLER..................................  NTCA50AA                 *
    *** CA ASSY (10 BASE T CROSSOVER)...........................  NT7E44KC                 *
    PARTITIONED OPC STORAGE MODULE..............................  NTCA51AA                 *
    OPC FLASH CARTRIDGE.........................................  NTCA53AA                 *
    PARTITIONED OPC IO MODULE...................................  NTCA52AA                 *
    *** SM OPTICAL PATCHCORD 20M (66FT) (SC-TUNED) SEE A06......  NT7E46HD                 *                *                 *
    *** SM OPTICAL PATCHCORD 20M (66FT) (SC-TUNED) W/MVOA.......  NT7E47HD                 *                *                 *
    TRANSPORT SHELF FILLER CARD.................................  NTCA49AA                 *                *                 *
    TRANSPORT SHELF SWITCH FILLER CARD..........................  NTCA49AB                 *                *                 *
    OC-192 OPTICAL AMPLIFIER W/ SERVICE CHANNEL (SC)............  NTCA11AC                 *                *                 *
    OC-192 OPTICAL AMPLIFIER (SC)...............................  NTCA11BC                 *
    1625NM OPTICAL SERVICE CHANNEL (SC).........................  NTCA11CC                 *
    1550/1625NM WDM COUPLER (SC)................................  NTCC13AC                 *
    MOR RTU.....................................................  NTCA62DA                 *                *                 *

1.2 TN-16X
    Core
    STM16 LTE/ADM/RING SHELF--COST REDUCED......................  NTFW50EA                 *
    SH PROCESSOR FOR SDH (DCC HUBBING)..........................  NT7E20GC                 *
    SH PROCESSOR(ETHERNET,SYNC MSG 24M).........................  NT7E20KA                 *                *                 *
    Maintenance Interface Unit..................................  NT7E23AA                 *                *                 *
    TN-16X Regenerator Subrack Kit..............................  NTFW51AA                 *                *                 *
    OC-48/STM-16 Ring Demux.....................................  NT8E06AB                 *
    OC48 DWDM 1528.77 NM RING TX................................  NT8E11DQ                 *
    OC48 DWDM 1530.33 RING TRANSMITTER..........................  NT8E11FQ                 *
    OC48 WDM 1533.47 RING TRANSMITTER...........................  NT8E11KQ                 *
    OC48 WDM 1535.04 RING TRANSMITTER...........................  NT8E11MQ                 *
    OC48 DWDM 1550.92 NM RING TRANSMITTER.......................  NT8E11KR                 *
    OC48 DWDM 1552.52 RING TRANSMITTER..........................  NT8E11MR                 *
    OC48 DWDM 1555.75 NM RING TRANSMITTER.......................  NT8E11RR                 *
    OC48 DWDM 1557.36 RING TRANSMITTER..........................  NT8E11TR                 *
    OC48 DWDM 1528.77 NM REGEN..................................  NT8E13DJ                 *                *                 *
    OC48 DWDM 1530.33 REG/TX INTERFACE..........................  NT8E13FJ                 *                *                 *
    OC48 DWDM 1533.47 REG/TX INTERFACE..........................  NT8E13KJ                 *                *                 *
    OC48 DWDM 1535.04 REG/TX INTERFACE..........................  NT8E13MJ                 *                *                 *
    OC48 DWDM 1550.92 REG/TX INTERFACE..........................  NT8E13KK                 *                *                 *
    OC48 DWDM 1552.52 REG/TX INTERFACE..........................  NT8E13MK                 *                *                 *
    OC48 DWDM 1555.75 REG/TX INTERFACE..........................  NT8E13RK                 *                *                 *
    OC48 DWDM 1557.36 REG/TX INTERFACE..........................  NT8E13TK                 *                *                 *
    OC-48/STM16 LR SAW Rx Interface (SC)........................  NT8E02DD                 *                *                 *
    STM1o IR 1310 Tributary I/F (SC)............................  NTFW11CD                 *
    STM1 Optical Carrier Assembly...............................  NTFW19BA                 *
    External synchronisation interface carrier..................  NT7E19AA                 *
    External Synchronisation Interface (2 MHz)..................  NTFW27AA                 *
    *** OPTICAL PATCH CORD 20M (SC-SC)..........................  NT7E46FD                 *                *                 *
    *** OPTICAL PATCH CORD W/MVOA 20M (SC-SC)...................  NT7E47FD                 *                *                 *
    KIT, SC OPTICAL CONNECTOR. INITIAL USE NTN401AA.............  NTN459SC                 *                *                 *
    *** FIBRE OPTIC CABLE ASSY STM1 DUPLEX SC-SC 20M............  NTFW5753                 *
    TN-16X Regenerator Software Licence (Release 7).............  NTQJ93GG                 *                *                 *
    TN-16X Shared Protection Ring Software Licence (Release
    7)..........................................................  NTQJ93HG                 *
    Extra Traffic on Rings on Licence...........................  NTQJ93TB                 *
    OPC with tape drive.........................................  NT7E24BC                 *
    PHOENIX SUPERSET CODE FOR REL 7.............................  NTFW97HA                 *
    *** CNET BAY/BAY CABLE 5.0M.................................  NT7E44JC                 *
    TN-MS EC-16X Multi-user Licence.............................  NTQJ93CA                 *
    TN-MS EC-16X Release 7 Licence..............................  NTQJ93AG                 *
    TN-MS EC-16X Release 7 Standby Licence......................  NTQJ93BG                 *
    FW TN-16X Rel 7 NTPS (CD-ROM)...............................  NTFW64AH                 *

1.3 ADVANCED OPTICS (DWDM)
    Core
    DWDM FILTER MODULE SHELF ASSY--4 POS--ETSI..................  NTCE88BA                 *                *
    DWDM COUPLER 8W,MB/DR W/O VOA,SC............................  NTCA10GC                 *                *

------------------------
* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.


                                                                                                          VIATEL CIRCLE 1 CONTRACT
                                                                                                                           ANNEX C
                                                                                                                SCHEDULE OF PRICES
                                                                                                               SECTION D - BELGIUM


    DWDM COUPLER 8W,DB/MR W/O VOA,SC............................  NTCA10HC                 *                *                 *

    TN-1X
    Core
    TN-1X Synchronous Access Multiplexer Subrack................  25GMU00750GWV            *
    Shelf Kit...................................................  25SKM00750HFN            *
    TN-1X Installation Kit......................................  25SKM00807ABL            *
    Local Craft Access Panel Type 1.............................  25UEP00750GXB            *
    Service Interface Module Type 10 (Misc).....................  25UJJ00750GXC            *
    Service Interface Module Type 40 (LCAP).....................  25UJJ00750GWX            *
    Subrack Cover Kit...........................................  25SKM00750HFL            *
    Rack Mounting Kit for ETSI..................................  25SKM00019AAE            *
    Dummy Front Panel 1'........................................  25RBN00021AAB            *
    Dummy SIA Panel 1'..........................................  25RBN00021AAA            *
    Power Supply Unit...........................................  25UPW00750HAY            *
    Subrack Control Unit........................................  25UMN00750GXD            *
    Payload Manager (mixed payload).............................  NTKD10AA                 *
    STM-1 G.957 L1.2 Optical Aggregate Port Card (1550nm).......  25UTM00750HWH            *
    STM-1 G.957 L-1.1, S1.1 Optical Tributary Card (1'wide).....  NTKD11AA                 *
    ***Optical patchcord 20m FC-FC..............................  NT7E46BD                 *
    Craft Access Terminal.......................................  NTQJ09AA                 *
    RS 232 Cable Assembly.......................................  25YCN00748AAA            *
    TN-1 CAT Release 12 Application (3.5")......................  NTQJ35LA
    TN-MS CA-1X Release 12 Licence..............................  NTQJ91DL
    Netscape Windows95 (Fastrack Server and Navigator)..........  NTQJ81BA                 *
    TN-1X Release 8 Software Download (from CAT)................  NTQJ36HA
    HP B132, 128Mbytes RAM, 2Gb HD, DAT, CD, N.Hem..............  NTQJ01FA                 *
    TN-MS EC-1 Release 12 (DAT).................................  NTQJ30LA
    Netscape for UNIX (Fastrack Server and Navigator)...........  NTQJ81AA                 *
    TN-1X Release 8 software download (from EC).................  NTQJ31HA
    TN-1C Release 3 Software kit (disk & tape)..................  NTFT81CA                 *
    TN-MS EC-1 Release 12 Licence for TN-1X.....................  NTQJ91AL                 *
    TN-MS EC-1 Release 12 Standby Licence.......................  NTQJ91BL                 *
    TN-MS EC-1 Multi-user Licence...............................  NTQJ91CA                 *
    X terminal software on DAT..................................  NTQJ05JB                 *
    TN-1X Rel 8 NTPs (CD-ROM MAC)...............................  32HSC00456VEC            *

    TN-1C
    Core
    TN-1C 8x2/16x2 turbo ADM (1550nm L1.2)......................  NTFT52BI                 *
    AC/DC Power Unit............................................  NTFT21AA                 *
    12V Battery.................................................  NTFT24AA                 *
    ***BT43/5F & 3002 cable assy 20m............................  32YCN00750CAA            *
    ***Optical patchcord 20m FC-FC..............................  NT7E46BD                 *
    TN-MS EC-1 Release 12 Licence for TN-1C.....................  NTQJ91FL                 *
    Craft Access Terminal.......................................  NTQJ09AA                 *
    CAT Cable Assembly..........................................  NTFT15AC                 *
    TN-1C Release 3 Software kit (disk & tape)..................  NTFT81CA                 *
    TN-1 CAT Release 12 Application (3.5")......................  NTQJ35LA
    Netscape Windows95 (Fastrack Server and Navigator)..........  NTQJ81BA                 *
    TN-1C Release 3 handbook CD-ROM.............................  NTFT66CA                 *

1.4 DXC.........................................................                           *
    256 Port Cross Connect (MSH84)..............................  MSH84
    STM-1 Optical card
    16 x 2Mbit/s Port Unit
    MV-36 Element controller....................................  MV-36
    Managed Object Agent (MOA)
1.5 TN-MS INM...................................................                           *
    Hardware
    HP C200 workstation, north & south hemisphere...............  NTQJ01GC
    NRM Release 6 Software and Handbooks........................  NTQJ12FA
    NRM Release 6 Feature Profile Tape--Core + IM + PM + CM.....  NTQJ10FK
    TN-MS NRM (Rel6) Alarm surveillance Licence.................  NTQJ90AF
    TN-MS NRM (Rel6) Electronic Software Delivery Licence.......  NTQJ90BF
    TN-MS NRM (Rel6) Inventory Manager Licence..................  NTQJ90DF
    TN-MS NRM (Rel6) Perf. Mon. Consolidation Licence...........  NTQJ90EF
    TN-MS NRM (Rel6) Connection Management Licence..............  NTQJ90FF
    TN-MS NRM (Rel6) Software Management User Guide.............  NTQJ19FT
    TN-MS NRM (Rel6) Inventory Management User Guide............  NTQJ19FX
    TN-MS NRM (Rel6) Performance Management User Guide..........  NTQJ19FW
    TN-MS NRM (Rel6) Connection Management User Guide...........  NTQJ19FV
    Router 2501 OSI.............................................  NTJM01BA
    Router 2514 OSI.............................................  NTJM01KA
    DCN RConfig "P" 2514 ent. 0 tunnels, Ser: 2 L2,0 L1 CPC
    Allocated: A0741950.........................................  NTJM9914
    DCN RConfig "P" 2514 ent. 1 tunnel, Ser: 1 L2,1 L1 CPC
    Allocated: A0741941.........................................  NTJM9912
    HS modem SP-1-AR,AC.........................................  NTJM01SA
    Shelf Cantilever 19in mounting..............................  P0878672

------------------------
* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                          VIATEL CIRCLE 1 CONTRACT
                                                                                                                           ANNEX C
                                                                                                                SCHEDULE OF PRICES
                                                                                                               SECTION D - BELGIUM


    Transceiver 10BaseT.........................................  NTJM01VA
    Ethernet 10BaseT Transceiver................................  A0383333
    Baystack 101 10baseT hub 12 port RJ45 250VAC................  NTJM02PA
    ***Cable Assy LAN RJ45--RJ45 h/e............................  32YCN00727AFA
    ***Ethernet kit for OPC hub (20m,OC-48).....................  NT7E44JE

1.6 NETWORK SYNCHRONISATION.....................................                          *
    DCD-521C
    DCD-Cs ETSI Standalone Cesium PRC...........................  990-43100-02
    DCD-LPR Shelf GPS Applications                                990-44100-12
    GPS Timing Kit E1 (Rubidium or Quartz)......................  990-44140-14
    Blank Unit LPR..............................................  090-44198-01
    LOU-2 Dual oscillator.......................................  090-44145-02
    DCD-521/C ETSI Shelf Master/Expansion.......................  990-44210-01
    MRC-EA/Input card 2MHz/2Mb/s, 4 inputs......................  090-44010-06
    TNCE Clock card rubidium....................................  090-44017-02
    TNC Clock card transit node OCXO............................  090-44020-02
    TO-EA Output card 2MHz/2Mb/s 10 outputs.....................  090-44029-01
    MIS Maint i'f analysis/config/remote........................  990-44018-14
    Blank Panel 1 TO slot wide..................................  074-00208-01
    Timing Input Module MRC SMB.................................  990-45107-02
    Timing Output Module SMB,1:1 prot...........................  990-45105-07

1.7 EQUIPMENT PRACTICE
    Mechanical bay assy ETSI (no expansion sh)..................  NTCE89AA                 *                *               *
    NTE-STM16 Rack (2200 x 600 x 300)--cost reduced.............  NTFW70EA                 *
    TN-16X Installation Kit.....................................  25SKM00807ABM            *                *               *
    REGEN Rack Assy.............................................  NTFW71AA                 *                *               *
    Rack side cover L/H u/o NTFW70AA............................  P0725173                 *                *               *
    Rack side cover R/H u/o NTFW70AA............................  P0725175                 *                *               *
    Mechanical assembly, rack, 42U..............................  A0726263
    Distribution block 8 way left hand cable entry..............  A0729317
    Distribution block 8 way right hand cable entry.............  A0729318
    ETSI Rack, 220cm, without side panels.......................  NTKD70AA                 *
    NT ETSI Rack Standard Inst.Kit..............................  25SKM00807ABE            *
    ETSI Rack 48V DC Distrib Panel with Rack Alarm Unit.........  25SKM00807AAN            *

1.8 ADDITIONAL ITEMS
    OC-192 REL 1.4 SUPERSET CUSTOMER LOADS......................  ***PLM_TN-16X_NC_1
    AC Power Cable Assembly.....................................  PLM_Source_locally       *
    ***Cable Assy, RJ45 crossover...............................  32YCN01094AFA            *
    *** OPTICAL PATCHCORD 20M SC-SC.............................  PLM_Advanced
                                                                  Optics_NC                *                *               *
    Total Extended Equipment Price
2.0 Installation & Commissioning................................                           *                *               *
    Installation Materials......................................                           *
                                                                                                                          ---------
    Total Extended Price........................................                                                            *
                                                                                                                          ---------
                                                                                                                          ---------

------------------------
* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                          VIATEL CIRCLE 1 CONTRACT
                                                                                                                           ANNEX C
                                                                                                                SCHEDULE OF PRICES
                                                                                                               SECTION D - BELGIUM


    ANTWERP                                                                                   ISSUE 1.0
    ------------------------------------------------------------  -----------------------------------------------------------------
    ABBREVIATED DESCRIPTION                                               CODE          SELLING PRICE       ANTWERP       EXT PRICE
    ------------------------------------------------------------  --------------------  -------------   ---------------   ---------
                                                                                            $US                             $US
1.0 Transmission Equipment

1.1 TN-16 4F
    Core
    OC192 SC060 SHELF CONTROLLER................................  NTCA41BA                 *                *               *
    MAINTENANCE INTERFACE.......................................  NTCA42AA                 *                *               *
    *** CABLE ASSY (MODEM ACCESS)...............................  NTCC8930                 *                *               *
    MESSAGE TRANSFER CARD.......................................  NTCA48AA                 *                *               *
    BREAKER MODULE..............................................  NTCA40AA                 *                *               *
    COMMON EQUIPMENT FILLER CARD (1 IN.)........................  NTCA59AA                 *                *
    PARTITIONED OPC CONTROLLER..................................  NTCA50AA                 *
    *** CA ASSY (10 BASE T CROSSOVER)...........................  NT7E44KC                 *
    PARTITIONED OPC STORAGE MODULE..............................  NTCA51AA                 *
    OPC FLASH CARTRIDGE.........................................  NTCA53AA                 *
    PARTITIONED OPC IO MODULE...................................  NTCA52AA                 *
    *** SM OPTICAL PATCHCORD 20M (66FT) (SC-TUNED) SEE A06......  NT7E46HD                 *                *               *
    *** SM OPTICAL PATCHCORD 20M (66FT) (SC-TUNED) W/MVOA.......  NT7E47HD                 *                *               *
    TRANSPORT SHELF FILLER CARD.................................  NTCA49AA                 *                *               *
    TRANSPORT SHELF SWITCH FILLER CARD..........................  NTCA49AB                 *                *               *
    OC-192 OPTICAL AMPLIFIER W/ SERVICE CHANNEL (SC)............  NTCA11AC                 *                *               *
    OC-192 OPTICAL AMPLIFIER (SC)...............................  NTCA11BC                 *
    1625NM OPTICAL SERVICE CHANNEL (SC).........................  NTCA11CC                 *
    1550/1625NM WDM COUPLER (SC)................................  NTCC13AC                 *
    MOR RTU.....................................................  NTCA62DA                 *                *               *

1.2 TN-16X
    Core
    STM16 LTE/ADM/RING SHELF--COST REDUCED......................  NTFW50EA                 *                *               *
    SH PROCESSOR FOR SDH (DCC HUBBING)..........................  NT7E20GC                 *                *               *
    SH PROCESSOR(ETHERNET,SYNC MSG 24M).........................  NT7E20KA                 *
    Maintenance Interface Unit..................................  NT7E23AA                 *                *               *
    TN-16X Regenerator Subrack Kit..............................  NTFW51AA                 *
    OC-48/STM-16 Ring Demux.....................................  NT8E06AB                 *                *               *
    OC48 DWDM 1528.77 NM RING TX................................  NT8E11DQ                 *                *               *
    OC48 DWDM 1530.33 RING TRANSMITTER..........................  NT8E11FQ                 *                *               *
    OC48 WDM 1533.47 RING TRANSMITTER...........................  NT8E11KQ                 *                *               *
    OC48 WDM 1535.04 RING TRANSMITTER...........................  NT8E11MQ                 *                *               *
    OC48 DWDM 1550.92 NM RING TRANSMITTER.......................  NT8E11KR                 *                *               *
    OC48 DWDM 1552.52 RING TRANSMITTER..........................  NT8E11MR                 *                *               *
    OC48 DWDM 1555.75 NM RING TRANSMITTER.......................  NT8E11RR                 *                *               *
    OC48 DWDM 1557.36 RING TRANSMITTER..........................  NT8E11TR                 *                *               *
    OC48 DWDM 1528.77 NM REGEN..................................  NT8E13DJ                 *
    OC48 DWDM 1530.33 REG/TX INTERFACE..........................  NT8E13FJ                 *
    OC48 DWDM 1533.47 REG/TX INTERFACE..........................  NT8E13KJ                 *
    OC48 DWDM 1535.04 REG/TX INTERFACE..........................  NT8E13MJ                 *
    OC48 DWDM 1550.92 REG/TX INTERFACE..........................  NT8E13KK                 *
    OC48 DWDM 1552.52 REG/TX INTERFACE..........................  NT8E13MK                 *
    OC48 DWDM 1555.75 REG/TX INTERFACE..........................  NT8E13RK                 *
    OC48 DWDM 1557.36 REG/TX INTERFACE..........................  NT8E13TK                 *
    OC-48/STM16 LR SAW Rx Interface (SC)........................  NT8E02DD                 *                *               *
    STM1o IR 1310 Tributary I/F (SC)............................  NTFW11CD                 *                *               *
    STM1 Optical Carrier Assembly...............................  NTFW19BA                 *                *               *
    External synchronisation interface carrier..................  NT7E19AA                 *                *               *
    External Synchronisation Interface (2 MHz)..................  NTFW27AA                 *                *               *
    *** OPTICAL PATCH CORD 20M (SC-SC)..........................  NT7E46FD                 *                *               *
    *** OPTICAL PATCH CORD W/MVOA 20M (SC-SC)...................  NT7E47FD                 *                *               *
    KIT, SC OPTICAL CONNECTOR. INITIAL USE NTN401AA.............  NTN459SC                 *                *               *
    *** FIBRE OPTIC CABLE ASSY STM1 DUPLEX SC-SC 20M............  NTFW5753                 *                *               *
    TN-16X Regenerator Software Licence (Release 7).............  NTQJ93GG                 *
    TN-16X Shared Protection Ring Software Licence (Release
    7)..........................................................  NTQJ93HG                 *                *               *
    Extra Traffic on Rings on Licence...........................  NTQJ93TB                 *                *               *
    OPC with tape drive.........................................  NT7E24BC                 *
    PHOENIX SUPERSET CODE FOR REL 7.............................  NTFW97HA                 *
    *** CNET BAY/BAY CABLE 5.0M.................................  NT7E44JC                 *
    TN-MS EC-16X Multi-user Licence.............................  NTQJ93CA                 *
    TN-MS EC-16X Release 7 Licence..............................  NTQJ93AG                 *
    TN-MS EC-16X Release 7 Standby Licence......................  NTQJ93BG                 *
    FW TN-16X Rel 7 NTPS (CD-ROM)...............................  NTFW64AH                 *

1.3 Advanced Optics (DWDM)

------------------------
* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.


                                                                                                          VIATEL CIRCLE 1 CONTRACT
                                                                                                                           ANNEX C
                                                                                                                SCHEDULE OF PRICES
                                                                                                               SECTION D - BELGIUM


    Core
    DWDM FILTER MODULE SHELF ASSY--4 POS--ETSI..................  NTCE88BA                 *                *               *
    DWDM COUPLER 8W,MB/DR W/O VOA,SC............................  NTCA10GC                 *                *               *
    DWDM COUPLER 8W,DB/MR W/O VOA,SC............................  NTCA10HC                 *                *               *
    TN-1X
    Core
    TN-1X Synchronous Access Multiplexer Subrack................  25GMU00750GWV            *                *               *
    Shelf Kit...................................................  25SKM00750HFN            *                *               *
    TN-1X Installation Kit......................................  25SKM00807ABL            *                *               *
    Local Craft Access Panel Type 1.............................  25UEP00750GXB            *                *               *
    Service Interface Module Type 10 (Misc).....................  25UJJ00750GXC            *                *               *
    Service Interface Module Type 40 (LCAP).....................  25UJJ00750GWX            *                *               *
    Subrack Cover Kit...........................................  25SKM00750HFL            *                *               *
    Rack Mounting Kit for ETSI..................................  25SKM00019AAE            *                *               *
    Dummy Front Panel 1'........................................  25RBN00021AAB            *                *               *
    Dummy SIA Panel 1'..........................................  25RBN00021AAA            *                *               *
    Power Supply Unit...........................................  25UPW00750HAY            *                *               *
    Subrack Control Unit........................................  25UMN00750GXD            *                *               *
    Payload Manager (mixed payload).............................  NTKD10AA                 *                *               *
    STM-1 G.957 L1.2 Optical Aggregate Port Card (1550nm).......  25UTM00750HWH            *                *               *
    STM-1 G.957 L-1.1, S1.1 Optical Tributary Card (1'wide).....  NTKD11AA                 *                *               *
    ***Optical patchcord 20m FC-FC..............................  NT7E46BD                 *                *               *
    Craft Access Terminal.......................................  NTQJ09AA                 *                *               *
    RS 232 Cable Assembly.......................................  25YCN00748AAA            *                *               *
    TN-1 CAT Release 12 Application (3.5")......................  NTQJ35LA                                  *
    TN-MS CA-1X Release 12 Licence..............................  NTQJ91DL                                  *
    Netscape Windows95 (Fastrack Server and Navigator)..........  NTQJ81BA                 *                *               *
    TN-1X Release 8 Software Download (from CAT)................  NTQJ36HA                                  *
    HP B132, 128Mbytes RAM, 2Gb HD, DAT, CD, N.Hem..............  NTQJ01FA                 *
    TN-MS EC-1 Release 12 (DAT).................................  NTQJ30LA
    Netscape for UNIX (Fastrack Server and Navigator)...........  NTQJ81AA                 *
    TN-1X Release 8 software download (from EC).................  NTQJ31HA
    TN-1C Release 3 Software kit (disk & tape)..................  NTFT81CA                 *
    TN-MS EC-1 Release 12 Licence for TN-1X.....................  NTQJ91AL                 *
    TN-MS EC-1 Release 12 Standby Licence.......................  NTQJ91BL                 *
    TN-MS EC-1 Multi-user Licence...............................  NTQJ91CA                 *
    X terminal software on DAT..................................  NTQJ05JB                 *
    TN-1X Rel 8 NTPs (CD-ROM MAC)...............................  32HSC00456VEC            *                *               *
    TN-1C
    Core
    TN-1C 8x2/16x2 turbo ADM (1550nm L1.2)......................  NTFT52BI                 *
    AC/DC Power Unit............................................  NTFT21AA                 *
    12V Battery.................................................  NTFT24AA                 *
    ***BT43/5F & 3002 cable assy 20m............................  32YCN00750CAA            *
    ***Optical patchcord 20m FC-FC..............................  NT7E46BD                 *
    TN-MS EC-1 Release 12 Licence for TN-1C.....................  NTQJ91FL                 *
    Craft Access Terminal.......................................  NTQJ09AA                 *                *               *
    CAT Cable Assembly..........................................  NTFT15AC                 *                *               *
    TN-1C Release 3 Software kit (disk & tape)..................  NTFT81CA                 *                *               *
    TN-1 CAT Release 12 Application (3.5")......................  NTQJ35LA                                  *
    Netscape Windows95 (Fastrack Server and Navigator)..........  NTQJ81BA                 *                *               *
    TN-1C Release 3 handbook CD-ROM.............................  NTFT66CA                 *

1.4 DXC                                                                                    *                *               *
    256 Port Cross Connect (MSH84)                                MSH84                                     *
    STM-1 Optical card                                                                                      *
    16 x 2Mbit/s Port Unit                                                                                  *
    MV-36 Element controller                                      MV-36
    Managed Object Agent (MOA)

1.5 TN-MS INM...................................................                           *
    Hardware
    HP C200 workstation, north & south hemisphere...............  NTQJ01GC
    NRM Release 6 Software and Handbooks........................  NTQJ12FA
    NRM Release 6 Feature Profile Tape--Core + IM + PM + CM.....  NTQJ10FK
    TN-MS NRM (Rel6) Alarm surveillance Licence.................  NTQJ90AF
    TN-MS NRM (Rel6) Electronic Software Delivery Licence.......  NTQJ90BF
    TN-MS NRM (Rel6) Inventory Manager Licence..................  NTQJ90DF
    TN-MS NRM (Rel6) Perf. Mon. Consolidation Licence...........  NTQJ90EF
    TN-MS NRM (Rel6) Connection Management Licence..............  NTQJ90FF
    TN-MS NRM (Rel6) Software Management User Guide.............  NTQJ19FT
    TN-MS NRM (Rel6) Inventory Management User Guide............  NTQJ19FX
    TN-MS NRM (Rel6) Performance Management User Guide..........  NTQJ19FW
    TN-MS NRM (Rel6) Connection Management User Guide...........  NTQJ19FV
    Router 2501 OSI.............................................  NTJM01BA

------------------------
* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.


                                                                                                          VIATEL CIRCLE 1 CONTRACT
                                                                                                                           ANNEX C
                                                                                                                SCHEDULE OF PRICES
                                                                                                               SECTION D - BELGIUM

    Router 2514 OSI.............................................  NTJM01KA
    DCN RConfig "P" 2514 ent. 0 tunnels, Ser: 2 L2,0 L1 CPC
    Allocated: A0741950.........................................  NTJM9914
    DCN RConfig "P" 2514 ent. 1 tunnel, Ser: 1 L2,1 L1 CPC
    Allocated: A0741941.........................................  NTJM9912
    HS modem SP-1-AR,AC.........................................  NTJM01SA
    Shelf Cantilever 19in mounting..............................  P0878672
    Transceiver 10BaseT.........................................  NTJM01VA
    Ethernet 10BaseT Transceiver................................  A0383333
    Baystack 101 10baseT hub 12 port RJ45 250VAC................  NTJM02PA
    ***Cable Assy LAN RJ45--RJ45 h/e............................  32YCN00727AFA
    ***Ethernet kit for OPC hub (20m,OC-48).....................  NT7E44JE

1.6 Network Synchronisation.....................................                          *
    DCD-521C
    DCD-Cs ETSI Standalone Cesium PRC...........................  990-43100-02
    DCD-LPR Shelf GPS Applications                                990-44100-12
    GPS Timing Kit E1 (Rubidium or Quartz)......................  990-44140-14
    Blank Unit LPR..............................................  090-44198-01
    LOU-2 Dual oscillator.......................................  090-44145-02
    DCD-521/C ETSI Shelf Master/Expansion.......................  990-44210-01
    MRC-EA/Input card 2MHz/2Mb/s, 4 inputs......................  090-44010-06
    TNCE Clock card rubidium....................................  090-44017-02
    TNC Clock card transit node OCXO............................  090-44020-02
    TO-EA Output card 2MHz/2Mb/s 10 outputs.....................  090-44029-01
    MIS Maint i'f analysis/config/remote........................  990-44018-14
    Blank Panel 1 TO slot wide..................................  074-00208-01
    Timing Input Module MRC SMB.................................  990-45107-02
    Timing Output Module SMB,1:1 prot...........................  990-45105-07

1.7 EQUIPMENT PRACTICE
    Mechanical bay assy ETSI (no expansion sh)..................  NTCE89AA                 *                *               *
    NTE-STM16 Rack (2200 x 600 x 300)--cost reduced.............  NTFW70EA                 *                *               *
    TN-16X Installation Kit.....................................  25SKM00807ABM            *                *               *
    REGEN Rack Assy.............................................  NTFW71AA                 *                *               *
    Rack side cover L/H u/o NTFW70AA............................  P0725173                 *                *               *
    Rack side cover R/H u/o NTFW70AA............................  P0725175                 *                *               *
    Mechanical assembly, rack, 42U..............................  A0726263
    Distribution block 8 way left hand cable entry..............  A0729317
    Distribution block 8 way right hand cable entry.............  A0729318
    ETSI Rack, 220cm, without side panels.......................  NTKD70AA                 *                *               *
    NT ETSI Rack Standard Inst.Kit..............................  25SKM00807ABE            *                *               *
    ETSI Rack 48V DC Distrib Panel with Rack Alarm Unit.........  25SKM00807AAN            *                *               *

1.8 Additional Items
    OC-192 REL 1.4 SUPERSET CUSTOMER LOADS......................  ***PLM_TN-16X_NC_1
    AC Power Cable Assembly.....................................  PLM_Source_locally       *
    ***Cable Assy, RJ45 crossover...............................  32YCN01094AFA            *
    *** OPTICAL PATCHCORD 20M SC-SC.............................  PLM_Advanced
                                                                  Optics_NC_3              *                *               *
    Total Extended Equipment Price

2.0 Installation & Commissioning................................                           *                *               *
    Installation Materials......................................                           *                *               *
                                                                                                                         ---------
    Total Extended Price........................................
                                                                                                                         ---------
                                                                                                                         ---------

------------------------
* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                          VIATEL CIRCLE 1 CONTRACT
                                                                                                                           ANNEX C
                                                                                                                SCHEDULE OF PRICES
                                                                                                               SECTION D - BELGIUM


    BRUSSELS                                                                                  ISSUE 1.0
    ------------------------------------------------------------  -----------------------------------------------------------------
    ABBREVIATED DESCRIPTION                                               CODE          SELLING PRICE      BRUSSELS       EXT PRICE
    ------------------------------------------------------------  --------------------  -------------   ---------------   ---------
                                                                                            $US                             $US
1.0 Transmission Equipment

1.1 TN-16 4F
    Core
    OC192 SC060 SHELF CONTROLLER................................  NTCA41BA                 *                *               *
    MAINTENANCE INTERFACE.......................................  NTCA42AA                 *                *               *
    *** CABLE ASSY (MODEM ACCESS)...............................  NTCC8930                 *                *               *
    MESSAGE TRANSFER CARD.......................................  NTCA48AA                 *                *               *
    BREAKER MODULE..............................................  NTCA40AA                 *                *               *
    COMMON EQUIPMENT FILLER CARD (1 IN.)........................  NTCA59AA                 *                *               *
    PARTITIONED OPC CONTROLLER..................................  NTCA50AA                 *
    *** CA ASSY (10 BASE T CROSSOVER)...........................  NT7E44KC                 *
    PARTITIONED OPC STORAGE MODULE..............................  NTCA51AA                 *
    OPC FLASH CARTRIDGE.........................................  NTCA53AA                 *
    PARTITIONED OPC IO MODULE...................................  NTCA52AA                 *
    *** SM OPTICAL PATCHCORD 20M (66FT) (SC-TUNED) SEE A06......  NT7E46HD                 *                *               *
    *** SM OPTICAL PATCHCORD 20M (66FT) (SC-TUNED) W/MVOA.......  NT7E47HD                 *                *               *
    TRANSPORT SHELF FILLER CARD.................................  NTCA49AA                 *                *               *
    TRANSPORT SHELF SWITCH FILLER CARD..........................  NTCA49AB                 *                *               *
    OC-192 OPTICAL AMPLIFIER W/ SERVICE CHANNEL (SC)............  NTCA11AC                 *                *               *
    OC-192 OPTICAL AMPLIFIER (SC)...............................  NTCA11BC                 *
    1625NM OPTICAL SERVICE CHANNEL (SC).........................  NTCA11CC                 *
    1550/1625NM WDM COUPLER (SC)................................  NTCC13AC                 *
    MOR RTU.....................................................  NTCA62DA                 *                *               *

1.2 TN-16X
    Core
    STM16 LTE/ADM/RING SHELF--COST REDUCED......................  NTFW50EA                 *                *               *
    SH PROCESSOR FOR SDH (DCC HUBBING)..........................  NT7E20GC                 *                *               *
    SH PROCESSOR(ETHERNET,SYNC MSG 24M).........................  NT7E20KA                 *
    Maintenance Interface Unit..................................  NT7E23AA                 *                *               *
    TN-16X Regenerator Subrack Kit..............................  NTFW51AA                 *
    OC-48/STM-16 Ring Demux.....................................  NT8E06AB                 *                *               *
    OC48 DWDM 1528.77 NM RING TX................................  NT8E11DQ                 *                *               *
    OC48 DWDM 1530.33 RING TRANSMITTER..........................  NT8E11FQ                 *                *               *
    OC48 WDM 1533.47 RING TRANSMITTER...........................  NT8E11KQ                 *                *               *
    OC48 WDM 1535.04 RING TRANSMITTER...........................  NT8E11MQ                 *                *               *
    OC48 DWDM 1550.92 NM RING TRANSMITTER.......................  NT8E11KR                 *                *               *
    OC48 DWDM 1552.52 RING TRANSMITTER..........................  NT8E11MR                 *                *               *
    OC48 DWDM 1555.75 NM RING TRANSMITTER.......................  NT8E11RR                 *                *               *
    OC48 DWDM 1557.36 RING TRANSMITTER..........................  NT8E11TR                 *                *               *
    OC48 DWDM 1528.77 NM REGEN..................................  NT8E13DJ                 *
    OC48 DWDM 1530.33 REG/TX INTERFACE..........................  NT8E13FJ                 *
    OC48 DWDM 1533.47 REG/TX INTERFACE..........................  NT8E13KJ                 *
    OC48 DWDM 1535.04 REG/TX INTERFACE..........................  NT8E13MJ                 *
    OC48 DWDM 1550.92 REG/TX INTERFACE..........................  NT8E13KK                 *
    OC48 DWDM 1552.52 REG/TX INTERFACE..........................  NT8E13MK                 *
    OC48 DWDM 1555.75 REG/TX INTERFACE..........................  NT8E13RK                 *
    OC48 DWDM 1557.36 REG/TX INTERFACE..........................  NT8E13TK                 *
    OC-48/STM16 LR SAW Rx Interface (SC)........................  NT8E02DD                 *                *               *
    STM1o IR 1310 Tributary I/F (SC)............................  NTFW11CD                 *                *               *
    STM1 Optical Carrier Assembly...............................  NTFW19BA                 *                *               *
    External synchronisation interface carrier..................  NT7E19AA                 *                *               *
    External Synchronisation Interface (2 MHz)..................  NTFW27AA                 *                *               *
    *** OPTICAL PATCH CORD 20M (SC-SC)..........................  NT7E46FD                 *                *               *
    *** OPTICAL PATCH CORD W/MVOA 20M (SC-SC)...................  NT7E47FD                 *                *               *
    KIT, SC OPTICAL CONNECTOR. INITIAL USE NTN401AA.............  NTN459SC                 *                *               *
    *** FIBRE OPTIC CABLE ASSY STM1 DUPLEX SC-SC 20M............  NTFW5753                 *                *               *
    TN-16X Regenerator Software Licence (Release 7).............  NTQJ93GG                 *                *               *
    TN-16X Shared Protection Ring Software Licence (Release
    7)..........................................................  NTQJ93HG                 *                *               *
    Extra Traffic on Rings on Licence...........................  NTQJ93TB                 *                *               *
    OPC with tape drive.........................................  NT7E24BC                 *
    PHOENIX SUPERSET CODE FOR REL 7.............................  NTFW97HA                 *
    *** CNET BAY/BAY CABLE 5.0M.................................  NT7E44JC                 *
    TN-MS EC-16X Multi-user Licence.............................  NTQJ93CA                 *
    TN-MS EC-16X Release 7 Licence..............................  NTQJ93AG                 *
    TN-MS EC-16X Release 7 Standby Licence......................  NTQJ93BG                 *
    FW TN-16X Rel 7 NTPS (CD-ROM)...............................  NTFW64AH                 *

------------------------
* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.


                                                                                                          VIATEL CIRCLE 1 CONTRACT
                                                                                                                           ANNEX C
                                                                                                                SCHEDULE OF PRICES
                                                                                                               SECTION D - BELGIUM

1.3 Advanced Optics (DWDM)
    Core
    DWDM FILTER MODULE SHELF ASSY--4 POS--ETSI..................  NTCE88BA                 *                *               *
    DWDM COUPLER 8W,MB/DR W/O VOA,SC............................  NTCA10GC                 *                *               *
    DWDM COUPLER 8W,DB/MR W/O VOA,SC............................  NTCA10HC                 *                *               *
    TN-1X
    Core
    TN-1X Synchronous Access Multiplexer Subrack................  25GMU00750GWV            *
    Shelf Kit...................................................  *
    TN-1X Installation Kit......................................  25SKM00807ABL            *
    Local Craft Access Panel Type 1.............................  25UEP00750GXB            *
    Service Interface Module Type 10 (Misc).....................  25UJJ00750GXC            *
    Service Interface Module Type 40 (LCAP).....................  25UJJ00750GWX            *
    Subrack Cover Kit...........................................  25SKM00750HFL            *
    Rack Mounting Kit for ETSI..................................  25SKM00019AAE            *
    Dummy Front Panel 1'........................................  25RBN00021AAB            *
    Dummy SIA Panel 1'..........................................  25RBN00021AAA            *
    Power Supply Unit...........................................  25UPW00750HAY            *
    Subrack Control Unit........................................  25UMN00750GXD            *
    Payload Manager (mixed payload).............................  NTKD10AA                 *
    STM-1 G.957 L1.2 Optical Aggregate Port Card (1550nm).......  25UTM00750HWH            *
    STM-1 G.957 L-1.1, S1.1 Optical Tributary Card (1'wide).....  NTKD11AA                 *
    ***Optical patchcord 20m FC-FC..............................  NT7E46BD                 *
    Craft Access Terminal.......................................  NTQJ09AA                 *
    RS 232 Cable Assembly.......................................  25YCN00748AAA            *
    TN-1 CAT Release 12 Application (3.5")......................  NTQJ35LA
    TN-MS CA-1X Release 12 Licence..............................  NTQJ91DL
    Netscape Windows95 (Fastrack Server and Navigator)..........  NTQJ81BA                 *
    TN-1X Release 8 Software Download (from CAT)................  NTQJ36HA
    HP B132, 128Mbytes RAM, 2Gb HD, DAT, CD, N.Hem..............  NTQJ01FA                 *
    TN-MS EC-1 Release 12 (DAT).................................  NTQJ30LA
    Netscape for UNIX (Fastrack Server and Navigator)...........  NTQJ81AA                 *
    TN-1X Release 8 software download (from EC).................  NTQJ31HA
    TN-1C Release 3 Software kit (disk & tape)..................  NTFT81CA                 *
    TN-MS EC-1 Release 12 Licence for TN-1X.....................  NTQJ91AL                 *
    TN-MS EC-1 Release 12 Standby Licence.......................  NTQJ91BL                 *
    TN-MS EC-1 Multi-user Licence...............................  NTQJ91CA                 *
    X terminal software on DAT..................................  NTQJ05JB                 *
    TN-1X Rel 8 NTPs (CD-ROM MAC)...............................  32HSC00456VEC            *
    TN-1C
    Core
    TN-1C 8x2/16x2 turbo ADM (1550nm L1.2)......................  NTFT52BI                 *
    AC/DC Power Unit............................................  NTFT21AA                 *
    12V Battery.................................................  NTFT24AA                 *
    ***BT43/5F & 3002 cable assy 20m............................  32YCN00750CAA            *
    ***Optical patchcord 20m FC-FC..............................  NT7E46BD                 *
    TN-MS EC-1 Release 12 Licence for TN-1C.....................  NTQJ91FL                 *
    Craft Access Terminal.......................................  NTQJ09AA                 *
    CAT Cable Assembly..........................................  NTFT15AC                 *
    TN-1C Release 3 Software kit (disk & tape)..................  NTFT81CA                 *
    TN-1 CAT Release 12 Application (3.5")......................  NTQJ35LA
    Netscape Windows95 (Fastrack Server and Navigator)..........  NTQJ81BA                 *
    TN-1C Release 3 handbook CD-ROM.............................  NTFT66CA                 *

1.4 DXC.........................................................                           *                *               *
    256 Port Cross Connect (MSH84)..............................  MSH84                                     *
    STM-1 Optical card..........................................                                            *
    16 x 2Mbit/s Port Unit......................................                                            *
    MV-36 Element controller....................................  MV-36
    Managed Object Agent (MOA)..................................

1.5 TN-MS INM...................................................                           *
    Hardware
    HP C200 workstation, north & south hemisphere...............  NTQJ01GC
    NRM Release 6 Software and Handbooks........................  NTQJ12FA
    NRM Release 6 Feature Profile Tape--Core + IM + PM + CM.....  NTQJ10FK
    TN-MS NRM (Rel6) Alarm surveillance Licence.................  NTQJ90AF
    TN-MS NRM (Rel6) Electronic Software Delivery Licence.......  NTQJ90BF
    TN-MS NRM (Rel6) Inventory Manager Licence..................  NTQJ90DF
    TN-MS NRM (Rel6) Perf. Mon. Consolidation Licence...........  NTQJ90EF
    TN-MS NRM (Rel6) Connection Management Licence..............  NTQJ90FF

------------------------
* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.


                                                                                                          VIATEL CIRCLE 1 CONTRACT
                                                                                                                           ANNEX C
                                                                                                                SCHEDULE OF PRICES
                                                                                                               SECTION D - BELGIUM


    TN-MS NRM (Rel6) Software Management User Guide.............  NTQJ19FT
    TN-MS NRM (Rel6) Inventory Management User Guide............  NTQJ19FX
    TN-MS NRM (Rel6) Performance Management User Guide..........  NTQJ19FW
    TN-MS NRM (Rel6) Connection Management User Guide...........  NTQJ19FV
    Router 2501 OSI.............................................  NTJM01BA
    Router 2514 OSI.............................................  NTJM01KA
    DCN RConfig "P" 2514 ent. 0 tunnels, Ser: 2 L2,0 L1 CPC
    Allocated: A0741950.........................................  NTJM9914
    DCN RConfig "P" 2514 ent. 1 tunnel, Ser: 1 L2,1 L1 CPC
    Allocated: A0741941.........................................  NTJM9912
    HS modem SP-1-AR,AC.........................................  NTJM01SA
    Shelf Cantilever 19in mounting..............................  P0878672
    Transceiver 10BaseT.........................................  NTJM01VA
    Ethernet 10BaseT Transceiver................................  A0383333
    Baystack 101 10baseT hub 12 port RJ45 250VAC................  NTJM02PA
    ***Cable Assy LAN RJ45--RJ45 h/e............................  32YCN00727AFA
    ***Ethernet kit for OPC hub (20m,OC-48).....................  NT7E44JE

1.6 Network Synchronisation.....................................                          *
    DCD-521C
    DCD-Cs ETSI Standalone Cesium PRC...........................  990-43100-02
    DCD-LPR Shelf GPS Applications..............................  990-44100-12
    GPS Timing Kit E1 (Rubidium or Quartz)......................  990-44140-14
    Blank Unit LPR..............................................  090-44198-01
    LOU-2 Dual oscillator.......................................  090-44145-02
    DCD-521/C ETSI Shelf Master/Expansion.......................  990-44210-01
    MRC-EA/Input card 2MHz/2Mb/s, 4 inputs......................  090-44010-06
    TNCE Clock card rubidium....................................  090-44017-02
    TNC Clock card transit node OCXO............................  090-44020-02
    TO-EA Output card 2MHz/2Mb/s 10 outputs.....................  090-44029-01
    MIS Maint i'f analysis/config/remote........................  990-44018-14
    Blank Panel 1 TO slot wide..................................  074-00208-01
    Timing Input Module MRC SMB.................................  990-45107-02
    Timing Output Module SMB,1:1 prot...........................  990-45105-07

1.7 EQUIPMENT PRACTICE
    Mechanical bay assy ETSI (no expansion sh)..................  NTCE89AA                 *                *               *
    NTE-STM16 Rack (2200 x 600 x 300)--cost reduced.............  NTFW70EA                 *                *               *
    TN-16X Installation Kit.....................................  25SKM00807ABM            *                *               *
    REGEN Rack Assy.............................................  NTFW71AA                 *
    Rack side cover L/H u/o NTFW70AA............................  P0725173                 *                *               *
    Rack side cover R/H u/o NTFW70AA............................  P0725175                 *                *               *
    Mechanical assembly, rack, 42U..............................  A0726263
    Distribution block 8 way left hand cable entry..............  A0729317
    Distribution block 8 way right hand cable entry.............  A0729318
    ETSI Rack, 220cm, without side panels.......................  NTKD70AA                 *
    NT ETSI Rack Standard Inst.Kit..............................  25SKM00807ABE            *
    ETSI Rack 48V DC Distrib Panel with Rack Alarm Unit.........  25SKM00807AAN            *

1.8 Additional Items
    OC-192 REL 1.4 SUPERSET CUSTOMER LOADS......................  ***PLM_TN-16X_NC_1
    AC Power Cable Assembly.....................................  PLM_Source_locally       *
    ***Cable Assy, RJ45 crossover...............................  32YCN01094AFA            *
    *** OPTICAL PATCHCORD 20M SC-SC.............................  PLM_Advanced
                                                                  Optics_NC_3              *                *               *

    Total Extended Equipment Price

2.0 Installation & Commissioning................................                           *                *               *
    Installation Materials......................................                           *                *               *
                                                                                                                         ---------
    Total Extended Price
                                                                                                                         ---------
                                                                                                                         ---------

------------------------
* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                      VIATEL CIRCLE 1 CONTRACT
                                                                                                                       ANNEX C
                                                                                                            SCHEDULE OF PRICES
                                                                                                           SECTION D - BELGIUM

     NAMUR                                                                             ISSUE 1.0
     --------------------------------------------------  ---------------------------------------------------------------------
     ABBREVIATED DESCRIPTION                                       CODE            SELLING PRICE        NAMUR        EXT PRICE
     --------------------------------------------------  ------------------------  -------------   ---------------   ---------
                                                                                        $US              QTY            $US
1.0  TRANSMISSION EQUIPMENT
1.1  TN-16 4F
     Core
     OC192 SC060 SHELF CONTROLLER......................  NTCA41BA                     *
     MAINTENANCE INTERFACE.............................  NTCA42AA                     *
     *** CABLE ASSY (MODEM ACCESS).....................  NTCC8930                     *
     MESSAGE TRANSFER CARD.............................  NTCA48AA                     *
     BREAKER MODULE....................................  NTCA40AA                     *
     COMMON EQUIPMENT FILLER CARD (1 IN.)..............  NTCA59AA                     *
     PARTITIONED OPC CONTROLLER........................  NTCA50AA                     *
     *** CA ASSY (10 BASE T CROSSOVER).................  NT7E44KC                     *
     PARTITIONED OPC STORAGE MODULE....................  NTCA51AA                     *
     OPC FLASH CARTRIDGE...............................  NTCA53AA                     *
     PARTITIONED OPC IO MODULE.........................  NTCA52AA                     *
     *** SM OPTICAL PATCHCORD 20M (66FT) (SC-TUNED) SEE
       A06.............................................  NT7E46HD                     *
     *** SM OPTICAL PATCHCORD 20M (66FT) (SC-TUNED)
       W/MVOA..........................................  NT7E47HD                     *
     TRANSPORT SHELF FILLER CARD.......................  NTCA49AA                     *
     TRANSPORT SHELF SWITCH FILLER CARD................  NTCA49AB                     *
     OC-192 OPTICAL AMPLIFIER W/ SERVICE CHANNEL
       (SC)............................................  NTCA11AC                     *
     OC-192 OPTICAL AMPLIFIER (SC).....................  NTCA11BC                     *
     1625NM OPTICAL SERVICE CHANNEL (SC)...............  NTCA11CC                     *
     1550/1625NM WDM COUPLER (SC)......................  NTCC13AC                     *
     MOR RTU...........................................  NTCA62DA                     *

1.2  TN-16X
     Core
     STM16 LTE/ADM/RING SHELF--COST REDUCED............  NTFW50EA                     *
     SH PROCESSOR FOR SDH (DCC HUBBING)................  NT7E20GC                     *
     SH PROCESSOR(ETHERNET,SYNC MSG 24M)...............  NT7E20KA                     *
     Maintenance Interface Unit........................  NT7E23AA                     *
     TN-16X Regenerator Subrack Kit....................  NTFW51AA                     *
     OC-48/STM-16 Ring Demux...........................  NT8E06AB                     *
     OC48 DWDM 1528.77 NM RING TX......................  NT8E11DQ                     *
     OC48 DWDM 1530.33 RING TRANSMITTER................  NT8E11FQ                     *
     OC48 WDM 1533.47 RING TRANSMITTER.................  NT8E11KQ                     *
     OC48 WDM 1535.04 RING TRANSMITTER.................  NT8E11MQ                     *
     OC48 DWDM 1550.92 NM RING TRANSMITTER.............  NT8E11KR                     *
     OC48 DWDM 1552.52 RING TRANSMITTER................  NT8E11MR                     *
     OC48 DWDM 1555.75 NM RING TRANSMITTER.............  NT8E11RR                     *
     OC48 DWDM 1557.36 RING TRANSMITTER................  NT8E11TR                     *
     OC48 DWDM 1528.77 NM REGEN........................  NT8E13DJ                     *
     OC48 DWDM 1530.33 REG/TX INTERFACE................  NT8E13FJ                     *
     OC48 DWDM 1533.47 REG/TX INTERFACE................  NT8E13KJ                     *
     OC48 DWDM 1535.04 REG/TX INTERFACE................  NT8E13MJ                     *
     OC48 DWDM 1550.92 REG/TX INTERFACE................  NT8E13KK                     *
     OC48 DWDM 1552.52 REG/TX INTERFACE................  NT8E13MK                     *
     OC48 DWDM 1555.75 REG/TX INTERFACE................  NT8E13RK                     *
     OC48 DWDM 1557.36 REG/TX INTERFACE................  NT8E13TK                     *
     OC-48/STM16 LR SAW Rx Interface (SC)..............  NT8E02DD                     *
     STM1o IR 1310 Tributary I/F (SC)..................  NTFW11CD                     *
     STM1 Optical Carrier Assembly.....................  NTFW19BA                     *
     External synchronisation interface carrier........  NT7E19AA                     *
     External Synchronisation Interface (2 MHz)........  NTFW27AA                     *
     *** OPTICAL PATCH CORD 20M (SC-SC)................  NT7E46FD                     *
     *** OPTICAL PATCH CORD W/MVOA 20M (SC-SC).........  NT7E47FD                     *
     KIT, SC OPTICAL CONNECTOR. INITIAL USE
       NTN401AA........................................  NTN459SC                     *
     *** FIBRE OPTIC CABLE ASSY STM1 DUPLEX SC-SC
       20M.............................................  NTFW5753                     *
     TN-16X Regenerator Software Licence (Release 7)...  NTQJ93GG                     *
     TN-16X Shared Protection Ring Software Licence
       (Release 7).....................................  NTQJ93HG                     *
     Extra Traffic on Rings on Licence.................  NTQJ93TB                     *
     OPC with tape drive...............................  NT7E24BC                     *
     PHOENIX SUPERSET CODE FOR REL 7...................  NTFW97HA                     *
     *** CNET BAY/BAY CABLE 5.0M.......................  NT7E44JC                     *
     TN-MS EC-16X Multi-user Licence...................  NTQJ93CA                     *
     TN-MS EC-16X Release 7 Licence....................  NTQJ93AG                     *
     TN-MS EC-16X Release 7 Standby Licence............  NTQJ93BG                     *
     FW TN-16X Rel 7 NTPS (CD-ROM).....................  NTFW64AH                     *

                                                                                                      VIATEL CIRCLE 1 CONTRACT
                                                                                                                       ANNEX C
                                                                                                            SCHEDULE OF PRICES
                                                                                                           SECTION D - BELGIUM
1.3  ADVANCED OPTICS (DWDM)
     Core
     DWDM FILTER MODULE SHELF ASSY--4 POS--ETSI........  NTCE88BA                     *
     DWDM COUPLER 8W,MB/DR W/O VOA,SC..................  NTCA10GC                     *
     DWDM COUPLER 8W,DB/MR W/O VOA,SC..................  NTCA10HC                     *

     TN-1X
     Core..............................................  *
     TN-1X Synchronous Access Multiplexer Subrack......  25GMU00750GWV                *
     Shelf Kit.........................................  25SKM00750HFN                *
     TN-1X Installation Kit............................  25SKM00807ABL                *
     Local Craft Access Panel Type 1...................  25UEP00750GXB                *
     Service Interface Module Type 10 (Misc)...........  25UJJ00750GXC                *
     Service Interface Module Type 40 (LCAP)...........  25UJJ00750GWX                *
     Subrack Cover Kit.................................  25SKM00750HFL                *
     Rack Mounting Kit for ETSI........................  25SKM00019AAE                *
     Dummy Front Panel 1'..............................  25RBN00021AAB                *
     Dummy SIA Panel 1'................................  25RBN00021AAA                *
     Power Supply Unit.................................  25UPW00750HAY                *
     Subrack Control Unit..............................  25UMN00750GXD                *
     Payload Manager (mixed payload)...................  NTKD10AA                     *
     STM-1 G.957 L1.2 Optical Aggregate Port Card
       (1550nm)........................................  25UTM00750HWH                *
     STM-1 G.957 L-1.1, S1.1 Optical Tributary Card
       (1'wide)........................................  NTKD11AA                     *
     ***Optical patchcord 20m FC-FC....................  NT7E46BD                     *
     Craft Access Terminal.............................  NTQJ09AA                     *
     RS 232 Cable Assembly.............................  25YCN00748AAA                *
     TN-1 CAT Release 12 Application (3.5")............  NTQJ35LA                     *
     TN-MS CA-1X Release 12 Licence....................  NTQJ91DL                     *
     Netscape Windows95 (Fastrack Server and
       Navigator)......................................  NTQJ81BA                     *
     TN-1X Release 8 Software Download (from CAT)......  NTQJ36HA                     *
     HP B132, 128Mbytes RAM, 2Gb HD, DAT, CD, N.Hem....  NTQJ01FA                     *
     TN-MS EC-1 Release 12 (DAT).......................  NTQJ30LA                     *
     Netscape for UNIX (Fastrack Server and
       Navigator)......................................  NTQJ81AA                     *
     TN-1X Release 8 software download (from EC).......  NTQJ31HA                     *
     TN-1C Release 3 Software kit (disk & tape)........  NTFT81CA                     *
     TN-MS EC-1 Release 12 Licence for TN-1X...........  NTQJ91AL                     *
     TN-MS EC-1 Release 12 Standby Licence.............  NTQJ91BL                     *
     TN-MS EC-1 Multi-user Licence.....................  NTQJ91CA                     *
     X terminal software on DAT........................  NTQJ05JB                     *
     TN-1X Rel 8 NTPs (CD-ROM MAC).....................  32HSC00456VEC                *

     TN-1C
     Core..............................................  *
     TN-1C 8x2/16x2 turbo ADM (1550nm L1.2)............  NTFT52BI                     *                *              *
     AC/DC Power Unit..................................  NTFT21AA                     *                *              *
     12V Battery.......................................  NTFT24AA                     *                *              *
     ***BT43/5F & 3002 cable assy 20m..................  32YCN00750CAA                *                *              *
     ***Optical patchcord 20m FC-FC....................  NT7E46BD                     *                *              *
     TN-MS EC-1 Release 12 Licence for TN-1C...........  NTQJ91FL                     *                *              *
     Craft Access Terminal.............................  NTQJ09AA                     *
     CAT Cable Assembly................................  NTFT15AC                     *
     TN-1C Release 3 Software kit (disk & tape)........  NTFT81CA                     *
     TN-1 CAT Release 12 Application (3.5")............  NTQJ35LA                     *
     Netscape Windows95 (Fastrack Server and
       Navigator)......................................  NTQJ81BA                     *
     TN-1C Release 3 handbook CD-ROM...................  NTFT66CA                     *

1.4  DXC...............................................                               *
     256 Port Cross Connect (MSH84)....................  MSH84
     STM-1 Optical card
     16 x 2Mbit/s Port Unit
     MV-36 Element controller..........................  MV-36
     Managed Object Agent (MOA)

1.5  TN-MS INM.........................................                               *
     Hardware
     HP C200 workstation, north & south hemisphere.....  NTQJ01GC
     NRM Release 6 Software and Handbooks..............  NTQJ12FA
     NRM Release 6 Feature Profile Tape--Core + IM + PM
       + CM............................................  NTQJ10FK
     TN-MS NRM (Rel6) Alarm surveillance Licence.......  NTQJ90AF
     TN-MS NRM (Rel6) Electronic Software Delivery
       Licence.........................................  NTQJ90BF
     TN-MS NRM (Rel6) Inventory Manager Licence........  NTQJ90DF
     TN-MS NRM (Rel6) Perf. Mon. Consolidation
       Licence.........................................  NTQJ90EF
     TN-MS NRM (Rel6) Connection Management Licence....  NTQJ90FF

                                                                                                      VIATEL CIRCLE 1 CONTRACT
                                                                                                                       ANNEX C
                                                                                                            SCHEDULE OF PRICES
                                                                                                           SECTION D - BELGIUM
     TN-MS NRM (Rel6) Software Management User Guide...  NTQJ19FT
     TN-MS NRM (Rel6) Inventory Management User
       Guide...........................................  NTQJ19FX
     TN-MS NRM (Rel6) Performance Management User
       Guide...........................................  NTQJ19FW
     TN-MS NRM (Rel6) Connection Management User
       Guide...........................................  NTQJ19FV
     Router 2501 OSI...................................  NTJM01BA
     Router 2514 OSI...................................  NTJM01KA
     DCN RConfig "P" 2514 ent. 0 tunnels, Ser: 2 L2,0
       L1 CPC Allocated: A0741950......................  NTJM9914
     DCN RConfig "P" 2514 ent. 1 tunnel, Ser: 1 L2,1 L1
       CPC Allocated: A0741941.........................  NTJM9912
     HS modem SP-1-AR,AC...............................  NTJM01SA
     Shelf Cantilever 19in mounting....................  P0878672
     Transceiver 10BaseT...............................  NTJM01VA
     Ethernet 10BaseT Transceiver......................  A0383333
     Baystack 101 10baseT hub 12 port RJ45 250VAC......  NTJM02PA
     ***Cable Assy LAN RJ45--RJ45 h/e..................  32YCN00727AFA
     ***Ethernet kit for OPC hub (20m,OC-48)...........  NT7E44JE

1.6  NETWORK SYNCHRONISATION...........................                             *
     DCD-521C
     DCD-Cs ETSI Standalone Cesium PRC.................  990-43100-02
     DCD-LPR Shelf GPS Applications....................  990-44100-12
     GPS Timing Kit E1 (Rubidium or Quartz)............  990-44140-14
     Blank Unit LPR....................................  090-44198-01
     LOU-2 Dual oscillator.............................  090-44145-02
     DCD-521/C ETSI Shelf Master/Expansion.............  990-44210-01
     MRC-EA/Input card 2MHz/2Mb/s, 4 inputs............  090-44010-06
     TNCE Clock card rubidium..........................  090-44017-02
     TNC Clock card transit node OCXO..................  090-44020-02
     TO-EA Output card 2MHz/2Mb/s 10 outputs...........  090-44029-01
     MIS Maint i'f analysis/config/remote..............  990-44018-14
     Blank Panel 1 TO slot wide........................  074-00208-01
     Timing Input Module MRC SMB.......................  990-45107-02
     Timing Output Module SMB,1:1 prot.................  990-45105-07

1.7  EQUIPMENT PRACTICE
     Mechanical bay assy ETSI (no expansion sh)........  NTCE89AA                     *
     NTE-STM16 Rack (2200 x 600 x 300)--cost reduced...  NTFW70EA                     *
     TN-16X Installation Kit...........................  25SKM00807ABM                *
     REGEN Rack Assy...................................  NTFW71AA                     *
     Rack side cover L/H u/o NTFW70AA..................  P0725173                     *
     Rack side cover R/H u/o NTFW70AA..................  P0725175                     *
     Mechanical assembly, rack, 42U....................  A0726263
     Distribution block 8 way left hand cable entry....  A0729317
     Distribution block 8 way right hand cable entry...  A0729318
     ETSI Rack, 220cm, without side panels.............  NTKD70AA                     *
     NT ETSI Rack Standard Inst.Kit....................  25SKM00807ABE                *
     ETSI Rack 48V DC Distrib Panel with Rack Alarm
       Unit............................................  25SKM00807AAN                *

1.8  ADDITIONAL ITEMS
     OC-192 REL 1.4 SUPERSET CUSTOMER LOADS............  ***PLM_TN-16X_NC_1
     AC Power Cable Assembly...........................  PLM_Source_locally           *                *               *
     ***Cable Assy, RJ45 crossover.....................  32YCN01094AFA                *
     *** OPTICAL PATCHCORD 20M SC-SC...................  PLM_Advanced Optics_NC_3     *
     Total Extended Equipment Price....................                                                                *

2.0  INSTALLATION & COMMISSIONING
     Installation Materials............................                               *                *               *
                                                                                                                     ---------
     Total Extended Price..............................                               *                                *
                                                                                                                     ---------
                                                                                                                     ---------

                                                                                                      VIATEL CIRCLE 1 CONTRACT
                                                                                                                       ANNEX C
                                                                                                            SCHEDULE OF PRICES
                                                                                                            SECTION E - FRANCE

     CAYEUX-SUR-MER                                                                    ISSUE 1.0
     --------------------------------------------------  ---------------------------------------------------------------------
     ABBREVIATED DESCRIPTION                                       CODE            SELLING PRICE   CAYEUX-SUR-MER    EXT PRICE
     --------------------------------------------------  ------------------------  -------------   ---------------   ---------
                                                                                        $US              QTY            $US
1.0  TRANSMISSION EQUIPMENT

1.1  TN-16 4F
     Core
     OC192 SC060 SHELF CONTROLLER......................  NTCA41BA                     *                *               *
     MAINTENANCE INTERFACE.............................  NTCA42AA                     *                *               *
     *** CABLE ASSY (MODEM ACCESS).....................  NTCC8930                     *                *               *
     MESSAGE TRANSFER CARD.............................  NTCA48AA                     *                *               *
     BREAKER MODULE....................................  NTCA40AA                     *                *               *
     COMMON EQUIPMENT FILLER CARD (1 IN.)..............  NTCA59AA                     *                *               *
     PARTITIONED OPC CONTROLLER........................  NTCA50AA                     *
     *** CA ASSY (10 BASE T CROSSOVER).................  NT7E44KC                     *
     PARTITIONED OPC STORAGE MODULE....................  NTCA51AA                     *
     OPC FLASH CARTRIDGE...............................  NTCA53AA                     *
     PARTITIONED OPC IO MODULE.........................  NTCA52AA                     *
     *** SM OPTICAL PATCHCORD 20M (66FT) (SC-TUNED) SEE
       A06.............................................  NT7E46HD                     *                *               *
     *** SM OPTICAL PATCHCORD 20M (66FT) (SC-TUNED)
       W/MVOA..........................................  NT7E47HD                     *                *               *
     TRANSPORT SHELF FILLER CARD.......................  NTCA49AA                     *                *               *
     TRANSPORT SHELF SWITCH FILLER CARD................  NTCA49AB                     *                *               *
     OC-192 OPTICAL AMPLIFIER W/ SERVICE CHANNEL
       (SC)............................................  NTCA11AC                     *                *               *
     OC-192 OPTICAL AMPLIFIER (SC).....................  NTCA11BC                     *
     1625NM OPTICAL SERVICE CHANNEL (SC)...............  NTCA11CC                     *
     1550/1625NM WDM COUPLER (SC)......................  NTCC13AC                     *
     MOR RTU...........................................  NTCA62DA                     *                *               *

1.2  TN-16X
     Core
     STM16 LTE/ADM/RING SHELF--COST REDUCED............  NTFW50EA                     *
     SH PROCESSOR FOR SDH (DCC HUBBING)................  NT7E20GC                     *
     SH PROCESSOR(ETHERNET,SYNC MSG 24M)...............  NT7E20KA                     *                *               *
     Maintenance Interface Unit........................  NT7E23AA                     *                *               *
     TN-16X Regenerator Subrack Kit....................  NTFW51AA                     *                *               *
     OC-48/STM-16 Ring Demux...........................  NT8E06AB                     *
     OC48 DWDM 1528.77 NM RING TX......................  NT8E11DQ                     *
     OC48 DWDM 1530.33 RING TRANSMITTER................  NT8E11FQ                     *
     OC48 WDM 1533.47 RING TRANSMITTER.................  NT8E11KQ                     *
     OC48 WDM 1535.04 RING TRANSMITTER.................  NT8E11MQ                     *
     OC48 DWDM 1550.92 NM RING TRANSMITTER.............  NT8E11KR                     *
     OC48 DWDM 1552.52 RING TRANSMITTER................  NT8E11MR                     *
     OC48 DWDM 1555.75 NM RING TRANSMITTER.............  NT8E11RR                     *
     OC48 DWDM 1557.36 RING TRANSMITTER................  NT8E11TR                     *
     OC48 DWDM 1528.77 NM REGEN........................  NT8E13DJ                     *                *               *
     OC48 DWDM 1530.33 REG/TX INTERFACE................  NT8E13FJ                     *                *               *
     OC48 DWDM 1533.47 REG/TX INTERFACE................  NT8E13KJ                     *                *               *
     OC48 DWDM 1535.04 REG/TX INTERFACE................  NT8E13MJ                     *                *               *
     OC48 DWDM 1550.92 REG/TX INTERFACE................  NT8E13KK                     *                *               *
     OC48 DWDM 1552.52 REG/TX INTERFACE................  NT8E13MK                     *                *               *
     OC48 DWDM 1555.75 REG/TX INTERFACE................  NT8E13RK                     *                *               *
     OC48 DWDM 1557.36 REG/TX INTERFACE................  NT8E13TK                     *                *               *
     OC-48/STM16 LR SAW Rx Interface (SC)..............  NT8E02DD                     *                *               *
     STM1o IR 1310 Tributary I/F (SC)..................  NTFW11CD                     *
     STM1 Optical Carrier Assembly.....................  NTFW19BA                     *
     External synchronisation interface carrier........  NT7E19AA                     *
     External Synchronisation Interface (2 MHz)........  NTFW27AA                     *
     *** OPTICAL PATCH CORD 20M (SC-SC)................  NT7E46FD                     *                *               *
     *** OPTICAL PATCH CORD W/MVOA 20M (SC-SC).........  NT7E47FD                     *                *               *
     KIT, SC OPTICAL CONNECTOR. INITIAL USE
       NTN401AA........................................  NTN459SC                     *                *               *
     *** FIBRE OPTIC CABLE ASSY STM1 DUPLEX SC-SC
       20M.............................................  NTFW5753                     *
     TN-16X Regenerator Software Licence (Release 7)...  NTQJ93GG                     *                *               *
     TN-16X Shared Protection Ring Software Licence
       (Release 7).....................................  NTQJ93HG                     *
     Extra Traffic on Rings on Licence.................  NTQJ93TB                     *
     OPC with tape drive...............................  NT7E24BC                     *
     PHOENIX SUPERSET CODE FOR REL 7...................  NTFW97HA                     *
     *** CNET BAY/BAY CABLE 5.0M.......................  NT7E44JC                     *
     TN-MS EC-16X Multi-user Licence...................  NTQJ93CA                     *
     TN-MS EC-16X Release 7 Licence....................  NTQJ93AG                     *
     TN-MS EC-16X Release 7 Standby Licence............  NTQJ93BG                     *
     FW TN-16X Rel 7 NTPS (CD-ROM).....................  NTFW64AH                     *
1.3  ADVANCED OPTICS (DWDM)
     Core
     DWDM FILTER MODULE SHELF ASSY--4 POS--ETSI........  NTCE88BA                     *                *               *
     DWDM COUPLER 8W,MB/DR W/O VOA,SC..................  NTCA10GC                     *                *               *

                                                                                                      VIATEL CIRCLE 1 CONTRACT
                                                                                                                       ANNEX C
                                                                                                            SCHEDULE OF PRICES
                                                                                                            SECTION E - FRANCE

     DWDM COUPLER 8W,DB/MR W/O VOA,SC..................  NTCA10HC                     *                *               *

     TN-1X
     Core
     TN-1X Synchronous Access Multiplexer Subrack......  25GMU00750GWV                *
     Shelf Kit.........................................  25SKM00750HFN                *
     TN-1X Installation Kit............................  25SKM00807ABL                *
     Local Craft Access Panel Type 1...................  25UEP00750GXB                *
     Service Interface Module Type 10 (Misc)...........  25UJJ00750GXC                *
     Service Interface Module Type 40 (LCAP)...........  25UJJ00750GWX                *
     Subrack Cover Kit.................................  25SKM00750HFL                *
     Rack Mounting Kit for ETSI........................  25SKM00019AAE                *
     Dummy Front Panel 1'..............................  25RBN00021AAB                *
     Dummy SIA Panel 1'................................  25RBN00021AAA                *
     Power Supply Unit.................................  25UPW00750HAY                *
     Subrack Control Unit..............................  25UMN00750GXD                *
     Payload Manager (mixed payload)...................  NTKD10AA                     *
     STM-1 G.957 L1.2 Optical Aggregate Port Card
       (1550nm)........................................  25UTM00750HWH                *
     STM-1 G.957 L-1.1, S1.1 Optical Tributary Card
       (1'wide)........................................  NTKD11AA                     *
     ***Optical patchcord 20m FC-FC....................  NT7E46BD                     *
     Craft Access Terminal.............................  NTQJ09AA                     *
     RS 232 Cable Assembly.............................  25YCN00748AAA                *
     TN-1 CAT Release 12 Application (3.5")............  NTQJ35LA
     TN-MS CA-1X Release 12 Licence....................  NTQJ91DL
     Netscape Windows95 (Fastrack Server and
       Navigator)......................................  NTQJ81BA                     *
     TN-1X Release 8 Software Download (from CAT)......  NTQJ36HA
     HP B132, 128Mbytes RAM, 2Gb HD, DAT, CD, N.Hem....  NTQJ01FA                     *
     TN-MS EC-1 Release 12 (DAT).......................  NTQJ30LA
     Netscape for UNIX (Fastrack Server and
       Navigator)......................................  NTQJ81AA                     *
     TN-1X Release 8 software download (from EC).......  NTQJ31HA
     TN-1C Release 3 Software kit (disk & tape)........  NTFT81CA                     *
     TN-MS EC-1 Release 12 Licence for TN-1X...........  NTQJ91AL                     *
     TN-MS EC-1 Release 12 Standby Licence.............  NTQJ91BL                     *
     TN-MS EC-1 Multi-user Licence.....................  NTQJ91CA                     *
     X terminal software on DAT........................  NTQJ05JB                     *
     TN-1X Rel 8 NTPs (CD-ROM MAC).....................  32HSC00456VEC                *

     TN-1C
     Core
     TN-1C 8x2/16x2 turbo ADM (1550nm L1.2)............  NTFT52BI                     *
     AC/DC Power Unit..................................  NTFT21AA                     *
     12V Battery.......................................  NTFT24AA                     *
     ***BT43/5F & 3002 cable assy 20m..................  32YCN00750CAA                *
     ***Optical patchcord 20m FC-FC....................  NT7E46BD                     *
     TN-MS EC-1 Release 12 Licence for TN-1C...........  NTQJ91FL                     *
     Craft Access Terminal.............................  NTQJ09AA                     *
     CAT Cable Assembly................................  NTFT15AC                     *
     TN-1C Release 3 Software kit (disk & tape)........  NTFT81CA                     *
     TN-1 CAT Release 12 Application (3.5")............  NTQJ35LA
     Netscape Windows95 (Fastrack Server and
       Navigator)......................................  NTQJ81BA                     *
     TN-1C Release 3 handbook CD-ROM...................  NTFT66CA                     *

1.4  DXC
     256 Port Cross Connect (MSH84)....................  MSH84
     STM-1 Optical card................................
     16 x 2Mbit/s Port Unit............................
     MV-36 Element controller..........................  MV-36
     Managed Object Agent (MOA)........................

1.5  TN-MS INM
     Hardware
     HP C200 workstation, north & south hemisphere.....  NTQJ01GC
     NRM Release 6 Software and Handbooks..............  NTQJ12FA
     NRM Release 6 Feature Profile Tape--Core + IM + PM
       + CM............................................  NTQJ10FK
     TN-MS NRM (Rel6) Alarm surveillance Licence.......  NTQJ90AF
     TN-MS NRM (Rel6) Electronic Software Delivery
       Licence.........................................  NTQJ90BF
     TN-MS NRM (Rel6) Inventory Manager Licence........  NTQJ90DF
     TN-MS NRM (Rel6) Perf. Mon. Consolidation
       Licence.........................................  NTQJ90EF
     TN-MS NRM (Rel6) Connection Management Licence....  NTQJ90FF
     TN-MS NRM (Rel6) Software Management User Guide...  NTQJ19FT
     TN-MS NRM (Rel6) Inventory Management User
       Guide...........................................  NTQJ19FX
     TN-MS NRM (Rel6) Performance Management User
       Guide...........................................  NTQJ19FW
     TN-MS NRM (Rel6) Connection Management User
       Guide...........................................  NTQJ19FV
     Router 2501 OSI...................................  NTJM01BA
     Router 2514 OSI...................................  NTJM01KA
     DCN RConfig "P" 2514 ent. 0 tunnels, Ser: 2 L2,0
       L1 CPC Allocated: A0741950......................  NTJM9914
     DCN RConfig "P" 2514 ent. 1 tunnel, Ser: 1 L2,1 L1
       CPC Allocated: A0741941.........................  NTJM9912
     HS modem SP-1-AR,AC...............................  NTJM01SA
     Shelf Cantilever 19in mounting....................  P0878672

                                                                                                      VIATEL CIRCLE 1 CONTRACT
                                                                                                                       ANNEX C
                                                                                                            SCHEDULE OF PRICES
                                                                                                                SECTION E - UK
     Transceiver 10BaseT...............................  NTJM01VA
     Ethernet 10BaseT Transceiver......................  A0383333
     Baystack 101 10baseT hub 12 port RJ45 250VAC......  NTJM02PA
     ***Cable Assy LAN RJ45--RJ45 h/e..................  32YCN00727AFA
     ***Ethernet kit for OPC hub (20m,OC-48)...........  NT7E44JE

1.6  NETWORK SYNCHRONISATION...........................                               *
     DCD-521C
     DCD-Cs ETSI Standalone Cesium PRC.................  990-43100-02
     DCD-LPR Shelf GPS Applications....................  990-44100-12
     GPS Timing Kit E1 (Rubidium or Quartz)............  990-44140-14
     Blank Unit LPR....................................  090-44198-01
     LOU-2 Dual oscillator.............................  090-44145-02
     DCD-521/C ETSI Shelf Master/Expansion.............  990-44210-01
     MRC-EA/Input card 2MHz/2Mb/s, 4 inputs............  090-44010-06
     TNCE Clock card rubidium..........................  090-44017-02
     TNC Clock card transit node OCXO..................  090-44020-02
     TO-EA Output card 2MHz/2Mb/s 10 outputs...........  090-44029-01
     MIS Maint i'f analysis/config/remote..............  990-44018-14
     Blank Panel 1 TO slot wide........................  074-00208-01
     Timing Input Module MRC SMB.......................  990-45107-02
     Timing Output Module SMB,1:1 prot.................  990-45105-07

1.7  EQUIPMENT PRACTICE
     Mechanical bay assy ETSI (no expansion sh)........  NTCE89AA                     *                *               *
     NTE-STM16 Rack (2200 x 600 x 300)--cost reduced...  NTFW70EA                     *
     TN-16X Installation Kit...........................  25SKM00807ABM                *                *               *
     REGEN Rack Assy...................................  NTFW71AA                     *                *               *
     Rack side cover L/H u/o NTFW70AA..................  P0725173                     *                *               *
     Rack side cover R/H u/o NTFW70AA..................  P0725175                     *                *               *
     Mechanical assembly, rack, 42U....................  A0726263
     Distribution block 8 way left hand cable entry....  A0729317
     Distribution block 8 way right hand cable entry...  A0729318
     ETSI Rack, 220cm, without side panels.............  NTKD70AA                     *
     NT ETSI Rack Standard Inst.Kit....................  25SKM00807ABE                *
     ETSI Rack 48V DC Distrib Panel with Rack Alarm
       Unit............................................  25SKM00807AAN                *

1.8  ADDITIONAL ITEMS
     OC-192 REL 1.4 SUPERSET CUSTOMER LOADS............  ***PLM_TN-16X_NC_1
     AC Power Cable Assembly...........................  PLM_Source_locally           *
     ***Cable Assy, RJ45 crossover.....................  32YCN01094AFA                *
     *** OPTICAL PATCHCORD 20M SC-SC...................  PLM_Advanced Optics_NC_3     *                *               *
     Total Extended Equipment Price....................                                                                *

2.0  INSTALLATION & COMMISSIONING......................                               *                *               *
     Installation Materials............................                               *
                                                                                                                     ---------
     Total Extended Price..............................                                                                *
                                                                                                                     ---------
                                                                                                                     ---------

                                                                                                      VIATEL CIRCLE 1 CONTRACT
                                                                                                                       ANNEX C
                                                                                                            SCHEDULE OF PRICES
                                                                                                            SECTION E - FRANCE
     AMIENS                                                                            ISSUE 1.0
     --------------------------------------------------  ---------------------------------------------------------------------
     ABBREVIATED DESCRIPTION                                       CODE            SELLING PRICE       AMIENS        EXT PRICE
     --------------------------------------------------  ------------------------  -------------   ---------------   ---------
                                                                                        $US              QTY            $US
1.0  TRANSMISSION EQUIPMENT

1.1  TN-16 4F
     Core
     OC192 SC060 SHELF CONTROLLER......................  NTCA41BA                     *                *               *
     MAINTENANCE INTERFACE.............................  NTCA42AA                     *                *               *
     *** CABLE ASSY (MODEM ACCESS).....................  NTCC8930                     *                *               *
     MESSAGE TRANSFER CARD.............................  NTCA48AA                     *                *               *
     BREAKER MODULE....................................  NTCA40AA                     *                *               *
     COMMON EQUIPMENT FILLER CARD (1 IN.)..............  NTCA59AA                     *                *               *
     PARTITIONED OPC CONTROLLER........................  NTCA50AA                     *
     *** CA ASSY (10 BASE T CROSSOVER).................  NT7E44KC                     *
     PARTITIONED OPC STORAGE MODULE....................  NTCA51AA                     *
     OPC FLASH CARTRIDGE...............................  NTCA53AA                     *
     PARTITIONED OPC IO MODULE.........................  NTCA52AA                     *
     *** SM OPTICAL PATCHCORD 20M (66FT) (SC-TUNED) SEE
       A06.............................................  NT7E46HD                     *                *               *
     *** SM OPTICAL PATCHCORD 20M (66FT) (SC-TUNED)
       W/MVOA..........................................  NT7E47HD                     *                *               *
     TRANSPORT SHELF FILLER CARD.......................  NTCA49AA                     *                *               *
     TRANSPORT SHELF SWITCH FILLER CARD................  NTCA49AB                     *                *               *
     OC-192 OPTICAL AMPLIFIER W/ SERVICE CHANNEL
       (SC)............................................  NTCA11AC                     *                *               *
     OC-192 OPTICAL AMPLIFIER (SC).....................  NTCA11BC                     *
     1625NM OPTICAL SERVICE CHANNEL (SC)...............  NTCA11CC                     *
     1550/1625NM WDM COUPLER (SC)......................  NTCC13AC                     *
     MOR RTU...........................................  NTCA62DA                     *                *               *

1.2  TN-16X
     Core
     STM16 LTE/ADM/RING SHELF--COST REDUCED............  NTFW50EA                     *                *               *
     SH PROCESSOR FOR SDH (DCC HUBBING)................  NT7E20GC                     *                *               *
     SH PROCESSOR(ETHERNET,SYNC MSG 24M)...............  NT7E20KA                     *
     Maintenance Interface Unit........................  NT7E23AA                     *                *               *
     TN-16X Regenerator Subrack Kit....................  NTFW51AA                     *
     OC-48/STM-16 Ring Demux...........................  NT8E06AB                     *                *               *
     OC48 DWDM 1528.77 NM RING TX......................  NT8E11DQ                     *                *               *
     OC48 DWDM 1530.33 RING TRANSMITTER................  NT8E11FQ                     *                *               *
     OC48 WDM 1533.47 RING TRANSMITTER.................  NT8E11KQ                     *                *               *
     OC48 WDM 1535.04 RING TRANSMITTER.................  NT8E11MQ                     *                *               *
     OC48 DWDM 1550.92 NM RING TRANSMITTER.............  NT8E11KR                     *                *               *
     OC48 DWDM 1552.52 RING TRANSMITTER................  NT8E11MR                     *                *               *
     OC48 DWDM 1555.75 NM RING TRANSMITTER.............  NT8E11RR                     *                *               *
     OC48 DWDM 1557.36 RING TRANSMITTER................  NT8E11TR                     *                *               *
     OC48 DWDM 1528.77 NM REGEN........................  NT8E13DJ                     *
     OC48 DWDM 1530.33 REG/TX INTERFACE................  NT8E13FJ                     *
     OC48 DWDM 1533.47 REG/TX INTERFACE................  NT8E13KJ                     *
     OC48 DWDM 1535.04 REG/TX INTERFACE................  NT8E13MJ                     *
     OC48 DWDM 1550.92 REG/TX INTERFACE................  NT8E13KK                     *
     OC48 DWDM 1552.52 REG/TX INTERFACE................  NT8E13MK                     *
     OC48 DWDM 1555.75 REG/TX INTERFACE................  NT8E13RK                     *
     OC48 DWDM 1557.36 REG/TX INTERFACE................  NT8E13TK                     *
     OC-48/STM16 LR SAW Rx Interface (SC)..............  NT8E02DD                     *                *               *
     STM1o IR 1310 Tributary I/F (SC)..................  NTFW11CD                     *                *               *
     STM1 Optical Carrier Assembly.....................  NTFW19BA                     *                *               *
     External synchronisation interface carrier........  NT7E19AA                     *                *               *
     External Synchronisation Interface (2 MHz)........  NTFW27AA                     *                *               *
     *** OPTICAL PATCH CORD 20M (SC-SC)................  NT7E46FD                     *                *               *
     *** OPTICAL PATCH CORD W/MVOA 20M (SC-SC).........  NT7E47FD                     *                *               *
     KIT, SC OPTICAL CONNECTOR. INITIAL USE
       NTN401AA........................................  NTN459SC                     *                *               *
     *** FIBRE OPTIC CABLE ASSY STM1 DUPLEX SC-SC
       20M.............................................  NTFW5753                     *                *               *
     TN-16X Regenerator Software Licence (Release 7)...  NTQJ93GG                     *
     TN-16X Shared Protection Ring Software Licence
       (Release 7).....................................  NTQJ93HG                     *                *               *
     Extra Traffic on Rings on Licence.................  NTQJ93TB                     *                *               *
     OPC with tape drive...............................  NT7E24BC                     *
     PHOENIX SUPERSET CODE FOR REL 7...................  NTFW97HA                     *
     *** CNET BAY/BAY CABLE 5.0M.......................  NT7E44JC                     *
     TN-MS EC-16X Multi-user Licence...................  NTQJ93CA                     *
     TN-MS EC-16X Release 7 Licence....................  NTQJ93AG                     *
     TN-MS EC-16X Release 7 Standby Licence............  NTQJ93BG                     *
     FW TN-16X Rel 7 NTPS (CD-ROM).....................  NTFW64AH                     *

                                                                                                      VIATEL CIRCLE 1 CONTRACT
                                                                                                                       ANNEX C
                                                                                                            SCHEDULE OF PRICES
                                                                                                            SECTION E - FRANCE
1.3  ADVANCED OPTICS (DWDM)
     Core
     DWDM FILTER MODULE SHELF ASSY--4 POS--ETSI........  NTCE88BA                     *                *               *
     DWDM COUPLER 8W,MB/DR W/O VOA,SC..................  NTCA10GC                     *                *               *
     DWDM COUPLER 8W,DB/MR W/O VOA,SC..................  NTCA10HC                     *                *               *

     TN-1X
     Core
     TN-1X Synchronous Access Multiplexer Subrack......  25GMU00750GWV                *
     Shelf Kit.........................................  25SKM00750HFN                *
     TN-1X Installation Kit............................  25SKM00807ABL                *
     Local Craft Access Panel Type 1...................  25UEP00750GXB                *
     Service Interface Module Type 10 (Misc)...........  25UJJ00750GXC                *
     Service Interface Module Type 40 (LCAP)...........  25UJJ00750GWX                *
     Subrack Cover Kit.................................  25SKM00750HFL                *
     Rack Mounting Kit for ETSI........................  25SKM00019AAE                *
     Dummy Front Panel 1'..............................  25RBN00021AAB                *
     Dummy SIA Panel 1'................................  25RBN00021AAA                *
     Power Supply Unit.................................  25UPW00750HAY                *
     Subrack Control Unit..............................  25UMN00750GXD                *
     Payload Manager (mixed payload)...................  NTKD10AA                     *
     STM-1 G.957 L1.2 Optical Aggregate Port Card
       (1550nm)........................................  25UTM00750HWH                *
     STM-1 G.957 L-1.1, S1.1 Optical Tributary Card
       (1'wide)........................................  NTKD11AA                     *
     ***Optical patchcord 20m FC-FC....................  NT7E46BD                     *
     Craft Access Terminal.............................  NTQJ09AA                     *
     RS 232 Cable Assembly.............................  25YCN00748AAA                *
     TN-1 CAT Release 12 Application (3.5")............  NTQJ35LA
     TN-MS CA-1X Release 12 Licence....................  NTQJ91DL
     Netscape Windows95 (Fastrack Server and
       Navigator)......................................  NTQJ81BA                     *
     TN-1X Release 8 Software Download (from CAT)......  NTQJ36HA
     HP B132, 128Mbytes RAM, 2Gb HD, DAT, CD, N.Hem....  NTQJ01FA                     *
     TN-MS EC-1 Release 12 (DAT).......................  NTQJ30LA
     Netscape for UNIX (Fastrack Server and
       Navigator)......................................  NTQJ81AA                     *
     TN-1X Release 8 software download (from EC).......  NTQJ31HA
     TN-1C Release 3 Software kit (disk & tape)........  NTFT81CA                     *
     TN-MS EC-1 Release 12 Licence for TN-1X...........  NTQJ91AL                     *
     TN-MS EC-1 Release 12 Standby Licence.............  NTQJ91BL                     *
     TN-MS EC-1 Multi-user Licence.....................  NTQJ91CA                     *
     X terminal software on DAT........................  NTQJ05JB                     *
     TN-1X Rel 8 NTPs (CD-ROM MAC).....................  32HSC00456VEC                *

     TN-1C
     Core
     TN-1C 8x2/16x2 turbo ADM (1550nm L1.2)............  NTFT52BI                     *
     AC/DC Power Unit..................................  NTFT21AA                     *
     12V Battery.......................................  NTFT24AA                     *
     ***BT43/5F & 3002 cable assy 20m..................  32YCN00750CAA                *
     ***Optical patchcord 20m FC-FC....................  NT7E46BD                     *
     TN-MS EC-1 Release 12 Licence for TN-1C...........  NTQJ91FL                     *
     Craft Access Terminal.............................  NTQJ09AA                     *
     CAT Cable Assembly................................  NTFT15AC                     *
     TN-1C Release 3 Software kit (disk & tape)........  NTFT81CA                     *
     TN-1 CAT Release 12 Application (3.5")............  NTQJ35LA
     Netscape Windows95 (Fastrack Server and
       Navigator)......................................  NTQJ81BA                     *
     TN-1C Release 3 handbook CD-ROM...................  NTFT66CA                     *

1.4  DXC
     256 Port Cross Connect (MSH84)....................  MSH84                        *                *               *
     STM-1 Optical card................................                                                *
     16 x 2Mbit/s Port Unit............................                                                *
     MV-36 Element controller..........................  MV-36                                         *
     Managed Object Agent (MOA)

1.5  TN-MS INM
     Hardware
     HP C200 workstation, north & south hemisphere.....  NTQJ01GC
     NRM Release 6 Software and Handbooks..............  NTQJ12FA
     NRM Release 6 Feature Profile Tape--Core + IM + PM
       + CM............................................  NTQJ10FK
     TN-MS NRM (Rel6) Alarm surveillance Licence.......  NTQJ90AF
     TN-MS NRM (Rel6) Electronic Software Delivery
       Licence.........................................  NTQJ90BF
     TN-MS NRM (Rel6) Inventory Manager Licence........  NTQJ90DF
     TN-MS NRM (Rel6) Perf. Mon. Consolidation
       Licence.........................................  NTQJ90EF
     TN-MS NRM (Rel6) Connection Management Licence....  NTQJ90FF

                                                                                                      VIATEL CIRCLE 1 CONTRACT
                                                                                                                       ANNEX C
                                                                                                            SCHEDULE OF PRICES
                                                                                                            SECTION E - FRANCE
     TN-MS NRM (Rel6) Software Management User Guide...  NTQJ19FT
     TN-MS NRM (Rel6) Inventory Management User
       Guide...........................................  NTQJ19FX
     TN-MS NRM (Rel6) Performance Management User
       Guide...........................................  NTQJ19FW
     TN-MS NRM (Rel6) Connection Management User
       Guide...........................................  NTQJ19FV
     Router 2501 OSI...................................  NTJM01BA
     Router 2514 OSI...................................  NTJM01KA
     DCN RConfig "P" 2514 ent. 0 tunnels, Ser: 2 L2,0
       L1 CPC Allocated: A0741950......................  NTJM9914
     DCN RConfig "P" 2514 ent. 1 tunnel, Ser: 1 L2,1 L1
       CPC Allocated: A0741941.........................  NTJM9912
     HS modem SP-1-AR,AC...............................  NTJM01SA
     Shelf Cantilever 19in mounting....................  P0878672
     Transceiver 10BaseT...............................  NTJM01VA
     Ethernet 10BaseT Transceiver......................  A0383333
     Baystack 101 10baseT hub 12 port RJ45 250VAC......  NTJM02PA
     ***Cable Assy LAN RJ45--RJ45 h/e..................  32YCN00727AFA
     ***Ethernet kit for OPC hub (20m,OC-48)...........  NT7E44JE

1.6  NETWORK SYNCHRONISATION...........................                               *
     DCD-521C
     DCD-Cs ETSI Standalone Cesium PRC.................  990-43100-02
     DCD-LPR Shelf GPS Applications....................  990-44100-12
     GPS Timing Kit E1 (Rubidium or Quartz)............  990-44140-14
     Blank Unit LPR....................................  090-44198-01
     LOU-2 Dual oscillator.............................  090-44145-02
     DCD-521/C ETSI Shelf Master/Expansion.............  990-44210-01
     MRC-EA/Input card 2MHz/2Mb/s, 4 inputs............  090-44010-06
     TNCE Clock card rubidium..........................  090-44017-02
     TNC Clock card transit node OCXO..................  090-44020-02
     TO-EA Output card 2MHz/2Mb/s 10 outputs...........  090-44029-01
     MIS Maint i'f analysis/config/remote..............  990-44018-14
     Blank Panel 1 TO slot wide........................  074-00208-01
     Timing Input Module MRC SMB.......................  990-45107-02
     Timing Output Module SMB,1:1 prot.................  990-45105-07

1.7  EQUIPMENT PRACTICE
     Mechanical bay assy ETSI (no expansion sh)........  NTCE89AA                     *                *               *
     NTE-STM16 Rack (2200 x 600 x 300)--cost reduced...  NTFW70EA                     *                *               *
     TN-16X Installation Kit...........................  25SKM00807ABM                *                *               *
     REGEN Rack Assy...................................  NTFW71AA                     *
     Rack side cover L/H u/o NTFW70AA..................  P0725173                     *                *               *
     Rack side cover R/H u/o NTFW70AA..................  P0725175                     *                *               *
     Mechanical assembly, rack, 42U....................  A0726263
     Distribution block 8 way left hand cable entry....  A0729317
     Distribution block 8 way right hand cable entry...  A0729318
     ETSI Rack, 220cm, without side panels.............  NTKD70AA                     *
     NT ETSI Rack Standard Inst.Kit....................  25SKM00807ABE                *
     ETSI Rack 48V DC Distrib Panel with Rack Alarm
       Unit............................................  25SKM00807AAN                *

1.8  ADDITIONAL ITEMS
     OC-192 REL 1.4 SUPERSET CUSTOMER LOADS............  ***PLM_TN-16X_NC_1
     AC Power Cable Assembly...........................  PLM_Source_locally           *
     ***Cable Assy, RJ45 crossover.....................  32YCN01094AFA                *
     *** OPTICAL PATCHCORD 20M SC-SC...................  PLM_Advanced Optics_NC_3     *                *               *
     Total Extended Equipment Price

2.0  INSTALLATION & COMMISSIONING......................                               *                *               *
                                                                                                                     ---------
     Total Extended Price..............................                               *                *               *
                                                                                                                     ---------
                                                                                                                     ---------

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                                 SECTION E - FRANCE

           LA DEFENSE - AMIENS R/A4                                                   ISSUE 1.0
           -------------------------------------  ---------------------------------------------------------------------------------

           ABBREVIATED DESCRIPTION                           CODE              SELLING PRICE     LA D-AMIENS R/A4       EXT PRICE
           -------------------------------------  --------------------------  ---------------  ---------------------  -------------
                                                                                    $US               PERONNE              $US
1.0        TRANSMISSION EQUIPMENT

1.1        TN-16 4F
           Core
           OC192 SC060 SHELF CONTROLLER.........  NTCA41BA                           *                   *                  *
           MAINTENANCE INTERFACE................  NTCA42AA                           *                   *                  *
           *** CABLE ASSY (MODEM ACCESS)........  NTCC8930                           *                   *                  *
           MESSAGE TRANSFER CARD................  NTCA48AA                           *                   *                  *
           BREAKER MODULE.......................  NTCA40AA                           *                   *                  *
           COMMON EQUIPMENT FILLER CARD (1 IN.).  NTCA59AA                           *                   *                  *
           PARTITIONED OPC CONTROLLER...........  NTCA50AA                           *
           *** CA ASSY (10 BASE T CROSSOVER)....  NT7E44KC                           *
           PARTITIONED OPC STORAGE MODULE.......  NTCA51AA                           *
           OPC FLASH CARTRIDGE..................  NTCA53AA                           *
           PARTITIONED OPC IO MODULE............  NTCA52AA                           *
           *** SM OPTICAL PATCHCORD 20M (66FT)
           (SC-TUNED) SEE A06...................  NT7E46HD                           *                   *                  *
           *** SM OPTICAL PATCHCORD 20M (66FT)
           (SC-TUNED) W/MVOA....................  NT7E47HD                           *                   *                  *
           TRANSPORT SHELF FILLER CARD..........  NTCA49AA                           *                   *                  *
           TRANSPORT SHELF SWITCH FILLER CARD...  NTCA49AB                           *                   *                  *
           OC-192 OPTICAL AMPLIFIER W/ SERVICE
           CHANNEL (SC).........................  NTCA11AC                           *                   *                  *
           OC-192 OPTICAL AMPLIFIER (SC)........  NTCA11BC                           *
           1625NM OPTICAL SERVICE CHANNEL (SC)..  NTCA11CC                           *
           1550/1625NM WDM COUPLER (SC).........  NTCC13AC                           *
           MOR RTU..............................  NTCA62DA                           *                   *                  *

1.2        TN-16X
           Core
           STM16 LTE/ADM/RING SHELF-- COST
           REDUCED..............................  NTFW50EA                           *
           SH PROCESSOR FOR SDH (DCC HUBBING)...  NT7E20GC                           *
           SH PROCESSOR(ETHERNET,SYNC MSG 24M)..  NT7E20KA                           *
           Maintenance Interface Unit...........  NT7E23AA                           *
           TN-16X Regenerator Subrack Kit.......  NTFW51AA                           *
           OC-48/STM-16 Ring Demux..............  NT8E06AB                           *
           OC48 DWDM 1528.77 NM RING TX.........  NT8E11DQ                           *
           OC48 DWDM 1530.33 RING TRANSMITTER...  NT8E11FQ                           *
           OC48 WDM 1533.47 RING TRANSMITTER....  NT8E11KQ                           *
           OC48 WDM 1535.04 RING TRANSMITTER....  NT8E11MQ                           *
           OC48 DWDM 1550.92 NM RING
           TRANSMITTER..........................  NT8E11KR                           *
           OC48 DWDM 1552.52 RING TRANSMITTER...  NT8E11MR                           *
           OC48 DWDM 1555.75 NM RING
           TRANSMITTER..........................  NT8E11RR                           *
           OC48 DWDM 1557.36 RING TRANSMITTER...  NT8E11TR                           *
           OC48 DWDM 1528.77 NM REGEN...........  NT8E13DJ                           *
           OC48 DWDM 1530.33 REG/TX INTERFACE...  NT8E13FJ                           *
           OC48 DWDM 1533.47 REG/TX INTERFACE...  NT8E13KJ                           *
           OC48 DWDM 1535.04 REG/TX INTERFACE...  NT8E13MJ                           *
           OC48 DWDM 1550.92 REG/TX INTERFACE...  NT8E13KK                           *
           OC48 DWDM 1552.52 REG/TX INTERFACE...  NT8E13MK                           *
           OC48 DWDM 1555.75 REG/TX INTERFACE...  NT8E13RK                           *
           OC48 DWDM 1557.36 REG/TX INTERFACE...  NT8E13TK                           *
           OC-48/STM16 LR SAW Rx Interface (SC).  NT8E02DD                           *
           STM1o IR 1310 Tributary I/F (SC).....  NTFW11CD                           *
           STM1 Optical Carrier Assembly........  NTFW19BA                           *
           External synchronisation interface
           carrier..............................  NT7E19AA                           *
           External Synchronisation Interface
           (2 MHz)..............................  NTFW27AA                           *
           *** OPTICAL PATCH CORD 20M (SC-SC)...  NT7E46FD                           *
           *** OPTICAL PATCH CORD W/ MVOA 20M
           (SC-SC)..............................  NT7E47FD                           *
           KIT, SC OPTICAL CONNECTOR. INITIAL
           USE NTN401AA.........................  NTN459SC                           *
           *** FIBRE OPTIC CABLE ASSY STM1
           DUPLEX SC-SC 20M.....................  NTFW5753                           *
           TN-16X Regenerator Software Licence
           (Release 7)..........................  NTQJ93GG                           *
           TN-16X Shared Protection Ring
           Software Licence (Release 7).........  NTQJ93HG                           *
           Extra Traffic on Rings on Licence....  NTQJ93TB                           *
           OPC with tape drive..................  NT7E24BC                           *
           PHOENIX SUPERSET CODE FOR REL 7......  NTFW97HA                           *
           *** CNET BAY/BAY CABLE 5.0M..........  NT7E44JC                           *
           TN-MS EC-16X Multi-user Licence......  NTQJ93CA                           *
           TN-MS EC-16X Release 7 Licence.......  NTQJ93AG                           *
           TN-MS EC-16X Release 7 Standby
           Licence..............................  NTQJ93BG                           *
           FW TN-16X Rel 7 NTPS (CD-ROM)........  NTFW64AH                           *

1.3        ADVANCED OPTICS (DWDM)
           Core
           DWDM FILTER MODULE SHELF ASSY--4
           POS--ETSI............................  NTCE88BA                           *
           DWDM COUPLER 8W,MB/DR W/O VOA,SC.....  NTCA10GC                           *

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                                 SECTION E - FRANCE

           LA DEFENSE - AMIENS R/A4                                                   ISSUE 1.0
           -------------------------------------  ---------------------------------------------------------------------------------
           ABBREVIATED DESCRIPTION                           CODE              SELLING PRICE     LA D-AMIENS R/A4       EXT PRICE
           -------------------------------------  --------------------------  ---------------  ---------------------  -------------
                                                                                    $US               PERONNE              $US
           DWDM COUPLER 8W,DB/MR W/O VOA,SC.....  NTCA10HC                           *

           TN-1X
           Core
           TN-1X Synchronous Access Multiplexer
           Subrack..............................  25GMU00750GWV                      *
           Shelf Kit............................  25SKM00750HFN                      *
           TN-1X Installation Kit...............  25SKM00807ABL                      *
           Local Craft Access Panel Type 1......  25UEP00750GXB                      *
           Service Interface Module Type 10
           (Misc)...............................  25UJJ00750GXC                      *
           Service Interface Module Type 40
           (LCAP)...............................  25UJJ00750GWX                      *
           Subrack Cover Kit....................  25SKM00750HFL                      *
           Rack Mounting Kit for ETSI...........  25SKM00019AAE                      *
           Dummy Front Panel 1'.................  25RBN00021AAB                      *
           Dummy SIA Panel 1'...................  25RBN00021AAA                      *
           Power Supply Unit....................  25UPW00750HAY                      *
           Subrack Control Unit.................  25UMN00750GXD                      *
           Payload Manager (mixed payload)......  NTKD10AA                           *
           STM-1 G.957 L1.2 Optical Aggregate
           Port Card (1550nm)...................  25UTM00750HWH                      *
           STM-1 G.957 L-1.1, S1.1 Optical
           Tributary Card (1'wide)..............  NTKD11AA                           *
           ***Optical patchcord 20m FC-FC.......  NT7E46BD                           *
           Craft Access Terminal................  NTQJ09AA                           *
           RS 232 Cable Assembly................  25YCN00748AAA                      *
           TN-1 CAT Release 12 Application
           (3.5")...............................  NTQJ35LA
           TN-MS CA-1X Release 12 Licence.......  NTQJ91DL
           Netscape Windows95 (Fastrack Server
           and Navigator).......................  NTQJ81BA                           *
           TN-1X Release 8 Software Download
           (from CAT)...........................  NTQJ36HA
           HP B132, 128Mbytes RAM, 2Gb HD, DAT,
           CD, N.Hem............................  NTQJ01FA                           *
           TN-MS EC-1 Release 12 (DAT)..........  NTQJ30LA
           Netscape for UNIX (Fastrack Server
           and Navigator).......................  NTQJ81AA                           *
           TN-1X Release 8 software download
           (from EC)............................  NTQJ31HA
           TN-1C Release 3 Software kit (disk &
           tape)................................  NTFT81CA                           *
           TN-MS EC-1 Release 12 Licence for
           TN-1X................................  NTQJ91AL                           *
           TN-MS EC-1 Release 12 Standby
           Licence..............................  NTQJ91BL                           *
           TN-MS EC-1 Multi-user Licence........  NTQJ91CA                           *
           X terminal software on DAT...........  NTQJ05JB                           *
           TN-1X Rel 8 NTPs (CD-ROM MAC)........  32HSC00456VEC                      *

           TN-1C
           Core
           TN-1C 8x2/16x2 turbo ADM (1550nm
           L1.2)................................  NTFT52BI                           *
           AC/DC Power Unit.....................  NTFT21AA                           *
           12V Battery..........................  NTFT24AA                           *
           ***BT43/5F & 3002 cable assy 20m.....  32YCN00750CAA                      *
           ***Optical patchcord 20m FC-FC.......  NT7E46BD                           *
           TN-MS EC-1 Release 12 Licence for
           TN-1C................................  NTQJ91FL                           *
           Craft Access Terminal................  NTQJ09AA                           *
           CAT Cable Assembly...................  NTFT15AC                           *
           TN-1C Release 3 Software kit (disk &
           tape)................................  NTFT81CA                           *
           TN-1 CAT Release 12 Application
           (3.5")...............................  NTQJ35LA
           Netscape Windows95 (Fastrack Server
           and Navigator).......................  NTQJ81BA                           *
           TN-1C Release 3 handbook CD-ROM......  NTFT66CA                           *

1.4        DXC                                                                       *
           256 Port Cross Connect (MSH84).......  MSH84
           STM-1 Optical card
           16 x 2Mbit/s Port Unit
           MV-36 Element controller.............  MV-36
           Managed Object Agent (MOA)

1.5        TN-MS INM                                                                 *
           Hardware
           HP C200 workstation, north & south
           hemisphere...........................  NTQJ01GC
           NRM Release 6 Software and
           Handbooks............................  NTQJ12FA
           NRM Release 6 Feature Profile Tape--
           Core + IM + PM + CM..................  NTQJ10FK
           TN-MS NRM (Rel6) Alarm surveillance
           Licence..............................  NTQJ90AF
           TN-MS NRM (Rel6) Electronic Software
           Delivery Licence.....................  NTQJ90BF
           TN-MS NRM (Rel6) Inventory Manager
           Licence..............................  NTQJ90DF
           TN-MS NRM (Rel6) Perf. Mon.
           Consolidation Licence................  NTQJ90EF
           TN-MS NRM (Rel6) Connection
           Management Licence...................  NTQJ90FF
           TN-MS NRM (Rel6) Software Management
           User Guide...........................  NTQJ19FT
           TN-MS NRM (Rel6) Inventory Management
           User Guide...........................  NTQJ19FX
           TN-MS NRM (Rel6) Performance
           Management User Guide................  NTQJ19FW
           TN-MS NRM (Rel6) Connection
           Management User Guide................  NTQJ19FV
           Router 2501 OSI......................  NTJM01BA
           Router 2514 OSI......................  NTJM01KA
           DCN RConfig "P" 2514 ent. 0 tunnels,
           Ser: 2 L2,0 L1 CPC Allocated:
           A0741950.............................  NTJM9914
           DCN RConfig "P" 2514 ent. 1 tunnel,
           Ser: 1 L2,1 L1 CPC Allocated:
           A0741941.............................  NTJM9912
           HS modem SP-1-AR,AC..................  NTJM01SA
           Shelf Cantilever 19in mounting.......  P0878672

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                                 SECTION E - FRANCE

           LA DEFENSE - AMIENS R/A4                                                   ISSUE 1.0
           -------------------------------------  ---------------------------------------------------------------------------------
           ABBREVIATED DESCRIPTION                           CODE              SELLING PRICE     LA D-AMIENS R/A4       EXT PRICE
           -------------------------------------  --------------------------  ---------------  ---------------------  -------------
                                                                                    $US               PERONNE              $US

           Transceiver 10BaseT..................  NTJM01VA
           Ethernet 10BaseT Transceiver.........  A0383333
           Baystack 101 10baseT hub 12 port RJ45
           250VAC...............................  NTJM02PA
           ***Cable Assy LAN RJ45--RJ45 h/e.....  32YCN00727AFA
           ***Ethernet kit for OPC hub
           (20m,OC-48)..........................  NT7E44JE

1.6        NETWORK SYNCHRONISATION                                                   *
           DCD-521C
           DCD-Cs ETSI Standalone Cesium PRC....  990-43100-02
           DCD-LPR Shelf GPS Applications.......  990-44100-12
           GPS Timing Kit E1 (Rubidium or
           Quartz)..............................  990-44140-14
           Blank Unit LPR.......................  090-44198-01
           LOU-2 Dual oscillator................  090-44145-02
           DCD-521/C ETSI Shelf Master/
           Expansion............................  990-44210-01
           MRC-EA/Input card 2MHz/2Mb/s, 4
           inputs...............................  090-44010-06
           TNCE Clock card rubidium.............  090-44017-02
           TNC Clock card transit node OCXO.....  090-44020-02
           TO-EA Output card 2MHz/2Mb/s 10
           outputs..............................  090-44029-01
           MIS Maint i'f
           analysis/config/remote...............  990-44018-14
           Blank Panel 1 TO slot wide...........  074-00208-01
           Timing Input Module MRC SMB..........  990-45107-02
           Timing Output Module SMB,1:1 prot....  990-45105-07

1.7        EQUIPMENT PRACTICE
           Mechanical bay assy ETSI (no
           expansion sh)........................  NTCE89AA                           *                   *                  *
           NTE-STM16 Rack (2200 x 600 x 300)--
           cost reduced.........................  NTFW70EA                           *
           TN-16X Installation Kit..............  25SKM00807ABM                      *
           REGEN Rack Assy......................  NTFW71AA                           *
           Rack side cover L/H u/o NTFW70AA.....  P0725173                           *
           Rack side cover R/H u/o NTFW70AA.....  P0725175                           *
           Mechanical assembly, rack, 42U.......  A0726263
           Distribution block 8 way left hand
           cable entry..........................  A0729317
           Distribution block 8 way right hand
           cable entry..........................  A0729318
           ETSI Rack, 220cm, without side
           panels...............................  NTKD70AA                           *
           NT ETSI Rack Standard Inst.Kit.......  25SKM00807ABE                      *
           ETSI Rack 48V DC Distrib Panel with
           Rack Alarm Unit......................  25SKM00807AAN                      *

1.8        ADDITIONAL ITEMS
           OC-192 REL 1.4 SUPERSET CUSTOMER
           LOADS................................  ***PLM_TN-16X_NC_1
           AC POWER CABLE ASSEMBLY..............  PLM_SOURCE_LOCALLY                 *
           ***CABLE ASSY, RJ45 CROSSOVER........  32YCN01094AFA                      *
           *** OPTICAL PATCHCORD 20M SC-SC......  PLM_ADVANCED OPTICS_NC_3           *

           TOTAL EXTENDED EQUIPMENT PRICE.......                                                                            *

2.0        INSTALLATION & COMMISSIONING           *                                  *                   *                  *
           Installation Materials...............                                     *
                                                                                                                          -----
           TOTAL EXTENDED PRICE                                                                                             *
                                                                                                                          -----
                                                                                                                          -----

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                            VIATEL CIRCLE 1 CONTRACT
                                                                                                                             ANNEX C
                                                                                                                  SCHEDULE OF PRICES
                                                                                                                  SECTION E - FRANCE

           LA DEFENSE - AMIENS R/A2                                                   ISSUE 1.0
           -------------------------------------  ----------------------------------------------------------------------------------

           ABBREVIATED DESCRIPTION                          CODE              SELLING PRICE     LA DEF-AMIENS R/A2       EXT PRICE
           -------------------------------------  -------------------------  ---------------  -----------------------  -------------
                                                                                   $US                                      $US
1.0        TRANSMISSION EQUIPMENT

1.1        TN-16 4F
           Core
           OC192 SC060 SHELF CONTROLLER.........  NTCA41BA                          *                    *                   *
           MAINTENANCE INTERFACE................  NTCA42AA                          *                    *                   *
           *** CABLE ASSY (MODEM ACCESS)........  NTCC8930                          *                    *                   *
           MESSAGE TRANSFER CARD................  NTCA48AA                          *                    *                   *
           BREAKER MODULE.......................  NTCA40AA                          *                    *                   *
           COMMON EQUIPMENT FILLER CARD (1 IN.).  NTCA59AA                          *                    *                   *
           PARTITIONED OPC CONTROLLER...........  NTCA50AA                          *
           *** CA ASSY (10 BASE T CROSSOVER)....  NT7E44KC                          *
           PARTITIONED OPC STORAGE MODULE.......  NTCA51AA                          *
           OPC FLASH CARTRIDGE..................  NTCA53AA                          *
           PARTITIONED OPC IO MODULE............  NTCA52AA                          *
           *** SM OPTICAL PATCHCORD 20M (66FT)
           (SC-TUNED) SEE A06...................  NT7E46HD                          *                    *                   *
           *** SM OPTICAL PATCHCORD 20M (66FT)
           (SC-TUNED) W/MVOA....................  NT7E47HD                          *                    *                   *
           TRANSPORT SHELF FILLER CARD..........  NTCA49AA                          *                    *                   *
           TRANSPORT SHELF SWITCH FILLER CARD...  NTCA49AB                          *                    *                   *
           OC-192 OPTICAL AMPLIFIER W/ SERVICE
           CHANNEL (SC).........................  NTCA11AC                          *                    *                   *
           OC-192 OPTICAL AMPLIFIER (SC)........  NTCA11BC                          *
           1625NM OPTICAL SERVICE CHANNEL (SC)    NTCA11CC                          *
           1550/1625NM WDM COUPLER (SC).........  NTCC13AC                          *
           MOR RTU..............................  NTCA62DA                          *                    *                   *

1.2        TN-16X
           Core
           STM16 LTE/ADM/RING SHELF-- COST
           REDUCED..............................  NTFW50EA                          *
           SH PROCESSOR FOR SDH (DCC HUBBING)...  NT7E20GC                          *
           SH PROCESSOR(ETHERNET,SYNC MSG 24M)..  NT7E20KA                          *
           Maintenance Interface Unit...........  NT7E23AA                          *
           TN-16X Regenerator Subrack Kit.......  NTFW51AA                          *
           OC-48/STM-16 Ring Demux..............  NT8E06AB                          *
           OC48 DWDM 1528.77 NM RING TX.........  NT8E11DQ                          *
           OC48 DWDM 1530.33 RING TRANSMITTER...  NT8E11FQ                          *
           OC48 WDM 1533.47 RING TRANSMITTER....  NT8E11KQ                          *
           OC48 WDM 1535.04 RING TRANSMITTER....  NT8E11MQ                          *
           OC48 DWDM 1550.92 NM RING
           TRANSMITTER..........................  NT8E11KR                          *
           OC48 DWDM 1552.52 RING TRANSMITTER...  NT8E11MR                          *
           OC48 DWDM 1555.75 NM RING
           TRANSMITTER..........................  NT8E11RR                          *
           OC48 DWDM 1557.36 RING TRANSMITTER...  NT8E11TR                          *
           OC48 DWDM 1528.77 NM REGEN...........  NT8E13DJ                          *
           OC48 DWDM 1530.33 REG/TX INTERFACE...  NT8E13FJ                          *
           OC48 DWDM 1533.47 REG/TX INTERFACE...  NT8E13KJ                          *
           OC48 DWDM 1535.04 REG/TX INTERFACE...  NT8E13MJ                          *
           OC48 DWDM 1550.92 REG/TX INTERFACE...  NT8E13KK                          *
           OC48 DWDM 1552.52 REG/TX INTERFACE...  NT8E13MK                          *
           OC48 DWDM 1555.75 REG/TX INTERFACE...  NT8E13RK                          *
           OC48 DWDM 1557.36 REG/TX INTERFACE...  NT8E13TK                          *
           OC-48/STM16 LR SAW Rx Interface (SC).  NT8E02DD                          *
           STM1o IR 1310 Tributary I/F (SC).....  NTFW11CD                          *
           STM1 Optical Carrier Assembly........  NTFW19BA                          *
           External synchronisation interface
           carrier..............................  NT7E19AA                          *
           External Synchronisation Interface
           (2 MHz)..............................  NTFW27AA                          *
           *** OPTICAL PATCH CORD 20M (SC-SC)...  NT7E46FD                          *
           *** OPTICAL PATCH CORD W/ MVOA 20M
           (SC-SC)..............................  NT7E47FD                          *
           KIT, SC OPTICAL CONNECTOR. INITIAL
           USE NTN401AA.........................  NTN459SC                          *
           *** FIBRE OPTIC CABLE ASSY STM1
           DUPLEX SC-SC 20M.....................  NTFW5753                          *
           TN-16X Regenerator Software Licence
           (Release 7)..........................  NTQJ93GG                          *
           TN-16X Shared Protection Ring
           Software Licence (Release 7).........  NTQJ93HG                          *
           Extra Traffic on Rings on Licence....  NTQJ93TB                          *
           OPC with tape drive..................  NT7E24BC                          *
           PHOENIX SUPERSET CODE FOR REL 7......  NTFW97HA                          *
           *** CNET BAY/BAY CABLE 5.0M..........  NT7E44JC                          *
           TN-MS EC-16X Multi-user Licence......  NTQJ93CA                          *
           TN-MS EC-16X Release 7 Licence.......  NTQJ93AG                          *
           TN-MS EC-16X Release 7 Standby
           Licence..............................  NTQJ93BG                          *
           FW TN-16X Rel 7 NTPS (CD-ROM)........  NTFW64AH                          *

1.3        ADVANCED OPTICS (DWDM)
           Core
           DWDM FILTER MODULE SHELF ASSY--4
           POS--ETSI............................  NTCE88BA                          *
           DWDM COUPLER 8W,MB/DR W/O VOA,SC.....  NTCA10GC                          *
           DWDM COUPLER 8W,DB/MR W/O VOA,SC.....  NTCA10HC                          *

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                            VIATEL CIRCLE 1 CONTRACT
                                                                                                                             ANNEX C
                                                                                                                  SCHEDULE OF PRICES
                                                                                                                  SECTION E - FRANCE

           LA DEFENSE - AMIENS R/A2                                                   ISSUE 1.0
           -------------------------------------  ----------------------------------------------------------------------------------
           ABBREVIATED DESCRIPTION                          CODE              SELLING PRICE     LA DEF-AMIENS R/A2       EXT PRICE
           -------------------------------------  -------------------------  ---------------  -----------------------  -------------
                                                                                   $US                                      $US
           TN-1X
           Core
           TN-1X Synchronous Access Multiplexer
           Subrack..............................  25GMU00750GWV                     *
           Shelf Kit............................  25SKM00750HFN                     *
           TN-1X Installation Kit...............  25SKM00807ABL                     *
           Local Craft Access Panel Type 1......  25UEP00750GXB                     *
           Service Interface Module Type 10
           (Misc)...............................  25UJJ00750GXC                     *
           Service Interface Module Type 40
           (LCAP)...............................  25UJJ00750GWX                     *
           Subrack Cover Kit....................  25SKM00750HFL                     *
           Rack Mounting Kit for ETSI...........  25SKM00019AAE                     *
           Dummy Front Panel 1'.................  25RBN00021AAB                     *
           Dummy SIA Panel 1'...................  25RBN00021AAA                     *
           Power Supply Unit....................  25UPW00750HAY                     *
           Subrack Control Unit.................  25UMN00750GXD                     *
           Payload Manager (mixed payload)......  NTKD10AA                          *
           STM-1 G.957 L1.2 Optical Aggregate
           Port Card (1550nm)...................  25UTM00750HWH                     *
           STM-1 G.957 L-1.1, S1.1 Optical
           Tributary Card (1'wide)..............  NTKD11AA                          *
           ***Optical patchcord 20m FC-FC.......  NT7E46BD                          *
           Craft Access Terminal................  NTQJ09AA                          *
           RS 232 Cable Assembly................  25YCN00748AAA                     *
           TN-1 CAT Release 12 Application
           (3.5")...............................  NTQJ35LA
           TN-MS CA-1X Release 12 Licence.......  NTQJ91DL
           Netscape Windows95 (Fastrack Server
           and Navigator).......................  NTQJ81BA                          *
           TN-1X Release 8 Software Download
           (from CAT)...........................  NTQJ36HA
           HP B132, 128Mbytes RAM, 2Gb HD, DAT,
           CD, N.Hem............................  NTQJ01FA                          *
           TN-MS EC-1 Release 12 (DAT)..........  NTQJ30LA
           Netscape for UNIX (Fastrack Server
           and Navigator).......................  NTQJ81AA                          *
           TN-1X Release 8 software download
           (from EC)............................  NTQJ31HA
           TN-1C Release 3 Software kit (disk &
           tape)................................  NTFT81CA                          *
           TN-MS EC-1 Release 12 Licence for
           TN-1X................................  NTQJ91AL                          *
           TN-MS EC-1 Release 12 Standby
           Licence..............................  NTQJ91BL                          *
           TN-MS EC-1 Multi-user Licence........  NTQJ91CA                          *
           X terminal software on DAT...........  NTQJ05JB                          *
           TN-1X Rel 8 NTPs (CD-ROM MAC)........  32HSC00456VEC                     *

           TN-1C
           Core
           TN-1C 8x2/16x2 turbo ADM (1550nm
           L1.2)................................  NTFT52BI                          *
           AC/DC Power Unit.....................  NTFT21AA                          *
           12V Battery                            NTFT24AA                          *
           ***BT43/5F & 3002 cable assy 20m.....  32YCN00750CAA                     *
           ***Optical patchcord 20m FC-FC.......  NT7E46BD                          *
           TN-MS EC-1 Release 12 Licence for
           TN-1C................................  NTQJ91FL                          *
           Craft Access Terminal................  NTQJ09AA                          *
           CAT Cable Assembly...................  NTFT15AC                          *
           TN-1C Release 3 Software kit (disk &
           tape)................................  NTFT81CA                          *
           TN-1 CAT Release 12 Application
           (3.5")...............................  NTQJ35LA
           Netscape Windows95 (Fastrack Server
           and Navigator).......................  NTQJ81BA                          *
           TN-1C Release 3 handbook CD-ROM......  NTFT66CA                          *

1.4        DXC                                                                      *
           256 Port Cross Connect (MSH84)         MSH84
           STM-1 Optical card
           16 x 2Mbit/s Port Unit
           MV-36 Element controller.............  MV-36
           Managed Object Agent (MOA)

1.5        TN-MS INM                                                                *
           Hardware
           HP C200 workstation, north & south
           hemisphere...........................  NTQJ01GC
           NRM Release 6 Software and
           Handbooks............................  NTQJ12FA
           NRM Release 6 Feature Profile Tape--
           Core + IM + PM + CM..................  NTQJ10FK
           TN-MS NRM (Rel6) Alarm surveillance
           Licence..............................  NTQJ90AF
           TN-MS NRM (Rel6) Electronic Software
           Delivery Licence.....................  NTQJ90BF
           TN-MS NRM (Rel6) Inventory Manager
           Licence..............................  NTQJ90DF
           TN-MS NRM (Rel6) Perf. Mon.
           Consolidation Licence................  NTQJ90EF
           TN-MS NRM (Rel6) Connection
           Management Licence...................  NTQJ90FF
           TN-MS NRM (Rel6) Software Management
           User Guide...........................  NTQJ19FT
           TN-MS NRM (Rel6) Inventory Management
           User Guide...........................  NTQJ19FX
           TN-MS NRM (Rel6) Performance
           Management User Guide................  NTQJ19FW
           TN-MS NRM (Rel6) Connection
           Management User Guide................  NTQJ19FV
           Router 2501 OSI......................  NTJM01BA
           Router 2514 OSI......................  NTJM01KA
           DCN RConfig "P" 2514 ent. 0 tunnels,
           Ser: 2 L2,0 L1 CPC Allocated:
           A0741950.............................  NTJM9914
           DCN RConfig "P" 2514 ent. 1 tunnel,
           Ser: 1 L2,1 L1 CPC Allocated:
           A0741941.............................  NTJM9912
           HS modem SP-1-AR,AC..................  NTJM01SA
           Shelf Cantilever 19in mounting.......  P0878672
           Transceiver 10BaseT..................  NTJM01VA
           Ethernet 10BaseT Transceiver.........  A0383333
           Baystack 101 10baseT hub 12 port
           RJ45 250VAC..........................  NTJM02PA
           ***Cable Assy LAN RJ45--RJ45 h/e.....  32YCN00727AFA

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                            VIATEL CIRCLE 1 CONTRACT
                                                                                                                             ANNEX C
                                                                                                                  SCHEDULE OF PRICES
                                                                                                                  SECTION E - FRANCE

           LA DEFENSE - AMIENS R/A2                                                   ISSUE 1.0
           -------------------------------------  ----------------------------------------------------------------------------------
           ABBREVIATED DESCRIPTION                          CODE              SELLING PRICE     LA DEF-AMIENS R/A2       EXT PRICE
           -------------------------------------  -------------------------  ---------------  -----------------------  -------------
                                                                                   $US                                      $US
           ***Ethernet kit for OPC hub
           (20m,OC-48)..........................  NT7E44JE

1.6        NETWORK SYNCHRONISATION                                                  *
           DCD-521C
           DCD-Cs ETSI Standalone Cesium PRC....  990-43100-02
           DCD-LPR Shelf GPS Applications.......  990-44100-12
           GPS Timing Kit E1 (Rubidium or
           Quartz)..............................  990-44140-14
           Blank Unit LPR.......................  090-44198-01
           LOU-2 Dual oscillator................  090-44145-02
           DCD-521/C ETSI Shelf Master/
           Expansion............................  990-44210-01
           MRC-EA/Input card 2MHz/2Mb/s, 4
           inputs...............................  090-44010-06
           TNCE Clock card rubidium.............  090-44017-02
           TNC Clock card transit node OCXO.....  090-44020-02
           TO-EA Output card 2MHz/2Mb/s 10
           outputs..............................  090-44029-01
           MIS Maint i'f
           analysis/config/remote...............  990-44018-14
           Blank Panel 1 TO slot wide...........  074-00208-01
           Timing Input Module MRC SMB..........  990-45107-02
           Timing Output Module SMB,1:1 prot....  990-45105-07

1.7        EQUIPMENT PRACTICE
           Mechanical bay assy ETSI (no
           expansion sh)........................  NTCE89AA                          *                    *                   *
           NTE-STM16 Rack (2200 x 600 x 300)--
           cost reduced.........................  NTFW70EA                          *
           TN-16X Installation Kit..............  25SKM00807ABM                     *
           REGEN Rack Assy......................  NTFW71AA                          *
           Rack side cover L/H u/o NTFW70AA.....  P0725173                          *
           Rack side cover R/H u/o NTFW70AA.....  P0725175                          *
           Mechanical assembly, rack, 42U.......  A0726263
           Distribution block 8 way left hand
           cable entry..........................  A0729317
           Distribution block 8 way right hand
           cable entry..........................  A0729318
           ETSI Rack, 220cm, without side
           panels...............................  NTKD70AA                          *
           NT ETSI Rack Standard Inst.Kit.......  25SKM00807ABE                     *
           ETSI Rack 48V DC Distrib Panel with
           Rack Alarm Unit......................  25SKM00807AAN                     *

1.8        ADDITIONAL ITEMS
           OC-192 REL 1.4 SUPERSET CUSTOMER
           LOADS................................  ***PLM_TN-16X_NC_1
           AC Power Cable Assembly..............  PLM_Source_locally                *
           ***Cable Assy, RJ45 crossover........  32YCN01094AFA                     *
           *** OPTICAL PATCHCORD 20M SC-SC......  PLM_Advanced Optics_NC_3          *

           TOTAL EXTENDED EQUIPMENT PRICE.......                                                                             *

2.0        INSTALLATION & COMMISSIONING                                             *                    *                   *
           Installation Materials...............                                    *
                                                                                                                           -----
           TOTAL EXTENDED PRICE.................                                                                             *
                                                                                                                           -----
                                                                                                                           -----

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                                 SECTION E - FRANCE

           PARIS-LA DEFENSE                                                           ISSUE 1.0
           --------------------------------------  --------------------------------------------------------------------------------

           ABBREVIATED DESCRIPTION                           CODE              SELLING PRICE    PARIS - LA DEFENSE      EXT PRICE
           --------------------------------------  -------------------------  ---------------  ---------------------  -------------
                                                                                    $US                                    $US
1.0        TRANSMISSION EQUIPMENT

1.1        TN-16 4F
           Core
           OC192 SC060 SHELF CONTROLLER..........  NTCA41BA                          *                   *                  *
           MAINTENANCE INTERFACE.................  NTCA42AA                          *                   *                  *
           *** CABLE ASSY (MODEM ACCESS).........  NTCC8930                          *                   *                  *
           MESSAGE TRANSFER CARD.................  NTCA48AA                          *                   *                  *
           BREAKER MODULE........................  NTCA40AA                          *                   *                  *
           COMMON EQUIPMENT FILLER CARD (1
           IN.)..................................  NTCA59AA                          *                   *                  *
           PARTITIONED OPC CONTROLLER............  NTCA50AA                          *
           *** CA ASSY (10 BASE T CROSSOVER).....  NT7E44KC                          *
           PARTITIONED OPC STORAGE MODULE........  NTCA51AA                          *
           OPC FLASH CARTRIDGE...................  NTCA53AA                          *
           PARTITIONED OPC IO MODULE.............  NTCA52AA                          *
           *** SM OPTICAL PATCHCORD 20M (66FT)
           (SC-TUNED) SEE A06....................  NT7E46HD                          *                   *                  *
           *** SM OPTICAL PATCHCORD 20M (66FT)
           (SC-TUNED) W/MVOA.....................  NT7E47HD                          *                   *                  *
           TRANSPORT SHELF FILLER CARD...........  NTCA49AA                          *                   *                  *
           TRANSPORT SHELF SWITCH FILLER CARD....  NTCA49AB                          *                   *                  *
           OC-192 OPTICAL AMPLIFIER W/ SERVICE
           CHANNEL (SC)..........................  NTCA11AC                          *                   *                  *
           OC-192 OPTICAL AMPLIFIER (SC).........  NTCA11BC                          *
           1625NM OPTICAL SERVICE CHANNEL (SC)...  NTCA11CC                          *
           1550/1625NM WDM COUPLER (SC)..........  NTCC13AC                          *
           MOR RTU...............................  NTCA62DA                          *                   *                  *

1.2        TN-16X
           Core
           STM16 LTE/ADM/RING SHELF--COST
           REDUCED...............................  NTFW50EA                          *                   *                  *
           SH PROCESSOR FOR SDH (DCC HUBBING)....  NT7E20GC                          *                   *                  *
           SH PROCESSOR(ETHERNET,SYNC MSG 24M)...  NT7E20KA                          *
           Maintenance Interface Unit............  NT7E23AA                          *                   *                  *
           TN-16X Regenerator Subrack Kit........  NTFW51AA                          *
           OC-48/STM-16 Ring Demux...............  NT8E06AB                          *                   *                  *
           OC48 DWDM 1528.77 NM RING TX..........  NT8E11DQ                          *                   *                  *
           OC48 DWDM 1530.33 RING TRANSMITTER....  NT8E11FQ                          *                   *                  *
           OC48 WDM 1533.47 RING TRANSMITTER.....  NT8E11KQ                          *                   *                  *
           OC48 WDM 1535.04 RING TRANSMITTER.....  NT8E11MQ                          *                   *                  *
           OC48 DWDM 1550.92 NM RING
           TRANSMITTER...........................  NT8E11KR                          *                   *                  *
           OC48 DWDM 1552.52 RING TRANSMITTER....  NT8E11MR                          *                   *                  *
           OC48 DWDM 1555.75 NM RING
           TRANSMITTER...........................  NT8E11RR                          *                   *                  *
           OC48 DWDM 1557.36 RING TRANSMITTER....  NT8E11TR                          *                   *                  *
           OC48 DWDM 1528.77 NM REGEN............  NT8E13DJ                          *
           OC48 DWDM 1530.33 REG/TX INTERFACE....  NT8E13FJ                          *
           OC48 DWDM 1533.47 REG/TX INTERFACE....  NT8E13KJ                          *
           OC48 DWDM 1535.04 REG/TX INTERFACE....  NT8E13MJ                          *
           OC48 DWDM 1550.92 REG/TX INTERFACE....  NT8E13KK                          *
           OC48 DWDM 1552.52 REG/TX INTERFACE....  NT8E13MK                          *
           OC48 DWDM 1555.75 REG/TX INTERFACE....  NT8E13RK                          *
           OC48 DWDM 1557.36 REG/TX INTERFACE....  NT8E13TK                          *
           OC-48/STM16 LR SAW Rx Interface (SC)..  NT8E02DD                          *                   *                  *
           STM1o IR 1310 Tributary I/F (SC)......  NTFW11CD                          *                   *                  *
           STM1 Optical Carrier Assembly.........  NTFW19BA                          *                   *                  *
           External synchronisation interface
           carrier...............................  NT7E19AA                          *                   *                  *
           External Synchronisation Interface
           (2 MHz)...............................  NTFW27AA                          *                   *                  *
           *** OPTICAL PATCH CORD 20M (SC-SC)....  NT7E46FD                          *                   *                  *
           *** OPTICAL PATCH CORD W/MVOA 20M
           (SC-SC)...............................  NT7E47FD                          *                   *                  *
           KIT, SC OPTICAL CONNECTOR. INITIAL USE
           NTN401AA..............................  NTN459SC                          *                   *                  *
           *** FIBRE OPTIC CABLE ASSY STM1 DUPLEX
           SC-SC 20M.............................  NTFW5753                          *                   *                  *
           TN-16X Regenerator Software Licence
           (Release 7)...........................  NTQJ93GG                          *
           TN-16X Shared Protection Ring Software
           Licence (Release 7)...................  NTQJ93HG                          *                   *                  *
           Extra Traffic on Rings on Licence.....  NTQJ93TB                          *                   *                  *
           OPC with tape drive...................  NT7E24BC                          *
           PHOENIX SUPERSET CODE FOR REL 7.......  NTFW97HA                          *
           *** CNET BAY/BAY CABLE 5.0M...........  NT7E44JC                          *
           TN-MS EC-16X Multi-user Licence.......  NTQJ93CA                          *
           TN-MS EC-16X Release 7 Licence........  NTQJ93AG                          *
           TN-MS EC-16X Release 7 Standby
           Licence...............................  NTQJ93BG                          *
           FW TN-16X Rel 7 NTPS (CD-ROM).........  NTFW64AH                          *

1.3        ADVANCED OPTICS (DWDM)
           Core
           DWDM FILTER MODULE SHELF ASSY--4
           POS--ETSI.............................  NTCE88BA                          *                   *                  *
           DWDM COUPLER 8W,MB/DR W/O VOA,SC......  NTCA10GC                          *                   *                  *
           DWDM COUPLER 8W,DB/MR W/O VOA,SC......  NTCA10HC                          *                   *                  *

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                                 SECTION E - FRANCE

           PARIS-LA DEFENSE                                                           ISSUE 1.0
           --------------------------------------  --------------------------------------------------------------------------------
           ABBREVIATED DESCRIPTION                           CODE              SELLING PRICE    PARIS - LA DEFENSE      EXT PRICE
           --------------------------------------  -------------------------  ---------------  ---------------------  -------------
                                                                                    $US                                    $US
           TN-1X
           CORE
           TN-1X SYNCHRONOUS ACCESS MULTIPLEXER
           SUBRACK...............................  25GMU00750GWV                     *
           SHELF KIT.............................  25SKM00750HFN                     *
           TN-1X INSTALLATION KIT................  25SKM00807ABL                     *
           LOCAL CRAFT ACCESS PANEL TYPE 1.......  25UEP00750GXB                     *
           SERVICE INTERFACE MODULE TYPE 10
           (MISC)................................  25UJJ00750GXC                     *
           SERVICE INTERFACE MODULE TYPE 40
           (LCAP)................................  25UJJ00750GWX                     *
           SUBRACK COVER KIT.....................  25SKM00750HFL                     *
           RACK MOUNTING KIT FOR ETSI............  25SKM00019AAE                     *
           DUMMY FRONT PANEL 1'..................  25RBN00021AAB                     *
           DUMMY SIA PANEL 1'....................  25RBN00021AAA                     *
           POWER SUPPLY UNIT.....................  25UPW00750HAY                     *
           SUBRACK CONTROL UNIT..................  25UMN00750GXD                     *
           PAYLOAD MANAGER (MIXED PAYLOAD).......  NTKD10AA                          *
           STM-1 G.957 L1.2 OPTICAL AGGREGATE
           PORT CARD (1550NM)....................  25UTM00750HWH                     *
           STM-1 G.957 L-1.1, S1.1 OPTICAL
           TRIBUTARY CARD (1'WIDE)...............  NTKD11AA                          *
           ***OPTICAL PATCHCORD 20M FC-FC........  NT7E46BD                          *
           CRAFT ACCESS TERMINAL.................  NTQJ09AA                          *
           RS 232 CABLE ASSEMBLY.................  25YCN00748AAA                     *
           TN-1 CAT RELEASE 12 APPLICATION
           (3.5")................................  NTQJ35LA
           TN-MS CA-1X RELEASE 12 LICENCE........  NTQJ91DL
           NETSCAPE WINDOWS95 (FASTRACK SERVER
           AND NAVIGATOR)........................  NTQJ81BA                          *
           TN-1X RELEASE 8 SOFTWARE DOWNLOAD
           (FROM CAT)............................  NTQJ36HA
           HP B132, 128MBYTES RAM, 2GB HD, DAT,
           CD, N.HEM.............................  NTQJ01FA                          *
           TN-MS EC-1 RELEASE 12 (DAT)...........  NTQJ30LA
           NETSCAPE FOR UNIX (FASTRACK SERVER AND
           NAVIGATOR)............................  NTQJ81AA                          *
           TN-1X RELEASE 8 SOFTWARE DOWNLOAD
           (FROM EC).............................  NTQJ31HA
           TN-1C RELEASE 3 SOFTWARE KIT (DISK &
           TAPE).................................  NTFT81CA                          *
           TN-MS EC-1 RELEASE 12 LICENCE FOR
           TN-1X.................................  NTQJ91AL                          *
           TN-MS EC-1 RELEASE 12 STANDBY
           LICENCE...............................  NTQJ91BL                          *
           TN-MS EC-1 MULTI-USER LICENCE.........  NTQJ91CA                          *
           X TERMINAL SOFTWARE ON DAT............  NTQJ05JB                          *
           TN-1X REL 8 NTPS (CD-ROM MAC).........  32HSC00456VEC                     *

           TN-1C
           CORE
           TN-1C 8X2/16X2 TURBO ADM
           (1550NM L1.2).........................  NTFT52BI                          *
           AC/DC POWER UNIT......................  NTFT21AA                          *
           12V BATTERY...........................  NTFT24AA                          *
           ***BT43/5F & 3002 CABLE ASSY 20M......  32YCN00750CAA                     *
           ***OPTICAL PATCHCORD 20M FC-FC........  NT7E46BD                          *
           TN-MS EC-1 RELEASE 12 LICENCE FOR
           TN-1C.................................  NTQJ91FL                          *
           CRAFT ACCESS TERMINAL.................  NTQJ09AA                          *
           CAT CABLE ASSEMBLY....................  NTFT15AC                          *
           TN-1C RELEASE 3 SOFTWARE KIT (DISK &
           TAPE).................................  NTFT81CA                          *
           TN-1 CAT RELEASE 12 APPLICATION
           (3.5")................................  NTQJ35LA
           NETSCAPE WINDOWS95 (FASTRACK SERVER
           AND NAVIGATOR)........................  NTQJ81BA                          *
           TN-1C RELEASE 3 HANDBOOK CD-ROM.......  NTFT66CA                          *

1.4        DXC                                                                       *                   *                  *
           256 Port Cross Connect (MSH84)........  MSH84                                                 *
           STM-1 Optical card....................  *                                                     *
           16 x 2Mbit/s Port Unit................  *                                                     *
           MV-36 Element controller..............  MV-36
           Managed Object Agent (MOA)

1.5        TN-MS INM                                                                 *
           Hardware
           HP C200 workstation, north & south
           hemisphere............................  NTQJ01GC
           NRM Release 6 Software and Handbooks..  NTQJ12FA
           NRM Release 6 Feature Profile Tape--
           Core + IM + PM + CM...................  NTQJ10FK
           TN-MS NRM (Rel6) Alarm surveillance
           Licence...............................  NTQJ90AF
           TN-MS NRM (Rel6) Electronic Software
           Delivery Licence......................  NTQJ90BF
           TN-MS NRM (Rel6) Inventory Manager
           Licence...............................  NTQJ90DF
           TN-MS NRM (Rel6) Perf. Mon.
           Consolidation Licence.................  NTQJ90EF
           TN-MS NRM (Rel6) Connection Management
           Licence...............................  NTQJ90FF
           TN-MS NRM (Rel6) Software Management
           User Guide............................  NTQJ19FT
           TN-MS NRM (Rel6) Inventory Management
           User Guide............................  NTQJ19FX
           TN-MS NRM (Rel6) Performance
           Management User Guide.................  NTQJ19FW
           TN-MS NRM (Rel6) Connection Management
           User Guide............................  NTQJ19FV
           Router 2501 OSI.......................  NTJM01BA
           Router 2514 OSI.......................  NTJM01KA
           DCN RConfig "P" 2514 ent. 0 tunnels,
           Ser: 2 L2,0 L1 CPC Allocated:
           A0741950..............................  NTJM9914
           DCN RConfig "P" 2514 ent. 1 tunnel,
           Ser: 1 L2,1 L1 CPC Allocated:
           A0741941..............................  NTJM9912
           HS modem SP-1-AR,AC...................  NTJM01SA
           Shelf Cantilever 19in mounting........  P0878672
           Transceiver 10BaseT...................  NTJM01VA
           Ethernet 10BaseT Transceiver..........  A0383333
           Baystack 101 10baseT hub 12 port
           RJ45 250VAC...........................  NTJM02PA
           ***Cable Assy LAN RJ45--RJ45 h/e......  32YCN00727AFA

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                           VIATEL CIRCLE 1 CONTRACT
                                                                                                                            ANNEX C
                                                                                                                 SCHEDULE OF PRICES
                                                                                                                 SECTION E - FRANCE

           PARIS-LA DEFENSE                                                           ISSUE 1.0
           --------------------------------------  --------------------------------------------------------------------------------
           ABBREVIATED DESCRIPTION                           CODE              SELLING PRICE    PARIS - LA DEFENSE      EXT PRICE
           --------------------------------------  -------------------------  ---------------  ---------------------  -------------
                                                                                    $US                                    $US
           ***Ethernet kit for OPC hub
           (20m,OC-48)...........................  NT7E44JE

1.6        NETWORK SYNCHRONISATION                                                   *
           DCD-521C
           DCD-Cs ETSI Standalone Cesium PRC.....  990-43100-02
           DCD-LPR Shelf GPS Applications........  990-44100-12
           GPS Timing Kit E1 (Rubidium or
           Quartz)...............................  990-44140-14
           Blank Unit LPR........................  090-44198-01
           LOU-2 Dual oscillator.................  090-44145-02
           DCD-521/C ETSI Shelf
           Master/Expansion......................  990-44210-01
           MRC-EA/Input card 2MHz/2Mb/s, 4
           inputs................................  090-44010-06
           TNCE Clock card rubidium..............  090-44017-02
           TNC Clock card transit node OCXO......  090-44020-02
           TO-EA Output card 2MHz/2Mb/s 10
           outputs...............................  090-44029-01
           MIS Maint i'f
           analysis/config/remote................  990-44018-14
           Blank Panel 1 TO slot wide............  074-00208-01
           Timing Input Module MRC SMB...........  990-45107-02
           Timing Output Module SMB,1:1 prot.....  990-45105-07

1.7        EQUIPMENT PRACTICE
           Mechanical bay assy ETSI (no expansion
           sh)...................................  NTCE89AA                          *                   *                  *
           NTE-STM16 Rack (2200 x 600 x 300)--
           cost reduced..........................  NTFW70EA                          *                   *                  *
           TN-16X Installation Kit...............  25SKM00807ABM                     *                   *                  *
           REGEN Rack Assy.......................  NTFW71AA                          *
           Rack side cover L/H u/o NTFW70AA......  P0725173                          *                   *                  *
           Rack side cover R/H u/o NTFW70AA......  P0725175                          *                   *                  *
           Mechanical assembly, rack, 42U........  A0726263
           Distribution block 8 way left hand
           cable entry...........................  A0729317
           Distribution block 8 way right hand
           cable entry...........................  A0729318
           ETSI Rack, 220cm, without side
           panels................................  NTKD70AA                          *
           NT ETSI Rack Standard Inst.Kit........  25SKM00807ABE                     *
           ETSI Rack 48V DC Distrib Panel with
           Rack Alarm Unit.......................  25SKM00807AAN                     *

1.8        ADDITIONAL ITEMS
           OC-192 REL 1.4 SUPERSET CUSTOMER
           LOADS.................................  ***PLM_TN-16X_NC_1
           AC Power Cable Assembly...............  PLM_Source_locally                *
           ***Cable Assy, RJ45 crossover.........  32YCN01094AFA                     *
           *** OPTICAL PATCHCORD 20M SC-SC.......  PLM_Advanced Optics_NC_3          *                   *                  *

           TOTAL EXTENDED EQUIPMENT PRICE........                                                                           *

2.0        INSTALLATION & COMMISSIONING                                              *                   *                  *
           Installation Materials................                                    *                   *                  *
                                                                                                                          -----
           TOTAL EXTENDED PRICE..................                                                                           *
                                                                                                                          -----
                                                                                                                          -----

------------------------

* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                  VIATEL CIRCE 1 CONTRACT
                                                                                                                  ANNEX C
                                                                                                       SCHEDULE OF PRICES
                                                                                                        SECTION E--FRANCE

     PARIS (BASTILLE)                                                                     ISSUE 1.0
     ---------------------------------------------------------- -------------------------------------------------------
                                                                                       SELLING      PARIS
     ABBREVIATED DESCRIPTION                                           CODE             PRICE     (BASTILLE)  EXT PRICE
     ---------------------------------------------------------- -------------------   ---------   ---------   ---------
                                                                                         $US                     $US
1.0  TRANSMISSION EQUIPMENT

1.1  TN-16 4F
     Core
     OC192 SC060 SHELF CONTROLLER.............................  NTCA41BA                    *           *           *
     MAINTENANCE INTERFACE....................................  NTCA42AA                    *           *           *
     *** CABLE ASSY (MODEM ACCESS)............................  NTCC8930                    *           *           *
     MESSAGE TRANSFER CARD....................................  NTCA48AA                    *           *           *
     BREAKER MODULE...........................................  NTCA40AA                    *           *           *
     COMMON EQUIPMENT FILLER CARD (1 IN.).....................  NTCA59AA                    *           *           *
     PARTITIONED OPC CONTROLLER...............................  NTCA50AA                    *
     *** CA ASSY (10 BASE T CROSSOVER)........................  NT7E44KC                    *
     PARTITIONED OPC STORAGE MODULE...........................  NTCA51AA                    *
     OPC FLASH CARTRIDGE......................................  NTCA53AA                    *
     PARTITIONED OPC IO MODULE................................  NTCA52AA                    *
     *** SM OPTICAL PATCHCORD 20M (66FT) (SC-TUNED) SEE A06...  NT7E46HD                    *           *           *
     *** SM OPTICAL PATCHCORD 20M (66FT) (SC-TUNED) W/MVOA....  NT7E47HD                    *           *           *
     TRANSPORT SHELF FILLER CARD..............................  NTCA49AA                    *           *           *
     TRANSPORT SHELF SWITCH FILLER CARD.......................  NTCA49AB                    *           *           *
     OC-192 OPTICAL AMPLIFIER W/ SERVICE CHANNEL (SC).........  NTCA11AC                    *           *           *
     OC-192 OPTICAL AMPLIFIER (SC)............................  NTCA11BC                    *
     1625NM OPTICAL SERVICE CHANNEL (SC)......................  NTCA11CC                    *
     1550/1625NM WDM COUPLER (SC).............................  NTCC13AC                    *
     MOR RTU..................................................  NTCA62DA                    *           *           *

1.2  TN-16X
     Core
     STM16 LTE/ADM/RING SHELF--COST REDUCED...................  NTFW50EA                    *           *           *
     SH PROCESSOR FOR SDH (DCC HUBBING).......................  NT7E20GC                    *           *           *
     SH PROCESSOR(ETHERNET,SYNC MSG 24M)......................  NT7E20KA                    *           *
     Maintenance Interface Unit...............................  NT7E23AA                    *                       *
     TN-16X Regenerator Subrack Kit...........................  NTFW51AA                    *           *
     OC-48/STM-16 Ring Demux..................................  NT8E06AB                    *           *           *
     OC48 DWDM 1528.77 NM RING TX.............................  NT8E11DQ                    *           *           *
     OC48 DWDM 1530.33 RING TRANSMITTER.......................  NT8E11FQ                    *           *           *
     OC48 WDM 1533.47 RING TRANSMITTER........................  NT8E11KQ                    *           *           *
     OC48 WDM 1535.04 RING TRANSMITTER........................  NT8E11MQ                    *           *           *
     OC48 DWDM 1550.92 NM RING TRANSMITTER....................  NT8E11KR                    *           *           *
     OC48 DWDM 1552.52 RING TRANSMITTER.......................  NT8E11MR                    *           *           *
     OC48 DWDM 1555.75 NM RING TRANSMITTER....................  NT8E11RR                    *           *           *
     OC48 DWDM 1557.36 RING TRANSMITTER.......................  NT8E11TR                    *           *           *
     OC48 DWDM 1528.77 NM REGEN...............................  NT8E13DJ                    *
     OC48 DWDM 1530.33 REG/TX INTERFACE.......................  NT8E13FJ                    *
     OC48 DWDM 1533.47 REG/TX INTERFACE.......................  NT8E13KJ                    *
     OC48 DWDM 1535.04 REG/TX INTERFACE.......................  NT8E13MJ                    *
     OC48 DWDM 1550.92 REG/TX INTERFACE.......................  NT8E13KK                    *
     OC48 DWDM 1552.52 REG/TX INTERFACE.......................  NT8E13MK                    *
     OC48 DWDM 1555.75 REG/TX INTERFACE.......................  NT8E13RK                    *
     OC48 DWDM 1557.36 REG/TX INTERFACE.......................  NT8E13TK                    *
     OC-48/STM16 LR SAW Rx Interface (SC).....................  NT8E02DD                    *           *           *
     STM1o IR 1310 Tributary I/F (SC).........................  NTFW11CD                    *           *           *
     STM1 Optical Carrier Assembly............................  NTFW19BA                    *           *           *
     External synchronisation interface carrier...............  NT7E19AA                    *           *           *
     External Synchronisation Interface (2 MHz)...............  NTFW27AA                    *           *           *
     *** OPTICAL PATCH CORD 20M (SC-SC).......................  NT7E46FD                    *           *           *
     *** OPTICAL PATCH CORD W/MVOA 20M (SC-SC)................  NT7E47FD                    *           *           *
     KIT, SC OPTICAL CONNECTOR. INITIAL USE NTN401AA..........  NTN459SC                    *           *           *
     *** FIBRE OPTIC CABLE ASSY STM1 DUPLEX SC-SC 20M.........  NTFW5753                    *           *           *
     TN-16X Regenerator Software Licence (Release 7)..........  NTQJ93GG                    *
     TN-16X Shared Protection Ring Software Licence (Release 7) NTQJ93HG                    *           *           *
     Extra Traffic on Rings on Licence........................  NTQJ93TB                    *
     OPC with tape drive......................................  NT7E24BC                    *
     PHOENIX SUPERSET CODE FOR REL 7..........................  NTFW97HA                    *
     *** CNET BAY/BAY CABLE 5.0M..............................  NT7E44JC                    *
     TN-MS EC-16X Multi-user Licence..........................  NTQJ93CA                    *
     TN-MS EC-16X Release 7 Licence...........................  NTQJ93AG                    *
     TN-MS EC-16X Release 7 Standby Licence...................  NTQJ93BG                    *
     FW TN-16X Rel 7 NTPS (CD-ROM)............................  NTFW64AH                    *

1.3  ADVANCED OPTICS (DWDM)
     Core
     DWDM FILTER MODULE SHELF ASSY--4 POS--ETSI...............  NTCE88BA                    *           *           *
     DWDM COUPLER 8W,MB/DR W/O VOA,SC.........................  NTCA10GC                    *           *           *

------------------------
* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                VIATEL CIRCE 1 CONTRACT
                                                                                                                ANNEX C
                                                                                                     SCHEDULE OF PRICES
                                                                                                      SECTION E--FRANCE
     DWDM COUPLER 8W,DB/MR W/O VOA,SC.........................  NTCA10HC                    *           *           *

     TN-1X
     Core
     TN-1X Synchronous Access Multiplexer Subrack.............  25GMU00750GWV               *
     Shelf Kit................................................  25SKM00750HFN               *
     TN-1X Installation Kit...................................  25SKM00807ABL               *
     Local Craft Access Panel Type 1..........................  25UEP00750GXB               *
     Service Interface Module Type 10 (Misc)..................  25UJJ00750GXC               *
     Service Interface Module Type 40 (LCAP)..................  25UJJ00750GWX               *
     Subrack Cover Kit........................................  25SKM00750HFL               *
     Rack Mounting Kit for ETSI...............................  25SKM00019AAE               *
     Dummy Front Panel 1".....................................  25RBN00021AAB               *
     Dummy SIA Panel 1".......................................  25RBN00021AAA               *
     Power Supply Unit........................................  25UPW00750HAY               *
     Subrack Control Unit.....................................  25UMN00750GXD               *
     Payload Manager (mixed payload)..........................  NTKD10AA                    *
     STM-1 G.957 L1.2 Optical Aggregate Port Card (1550nm)....  25UTM00750HWH               *
     STM-1 G.957 L-1.1, S1.1 Optical Tributary Card (1" wide). NTKD11AA                    *
     ***Optical patchcord 20m FC-FC...........................  NT7E46BD                    *
     Craft Access Terminal....................................  NTQJ09AA                    *
     RS 232 Cable Assembly....................................  25YCN00748AAA               *
     TN-1 CAT Release 12 Application (3.5")...................  NTQJ35LA                    *
     TN-MS CA-1X Release 12 Licence...........................  NTQJ91DL                    *
     Netscape Windows95 (Fastrack Server and Navigator).......  NTQJ81BA                    *
     TN-1X Release 8 Software Download (from CAT).............  NTQJ36HA                    *
     HP B132, 128Mbytes RAM, 2Gb HD, DAT, CD, N.Hem...........  NTQJ01FA                    *
     TN-MS EC-1 Release 12 (DAT)..............................  NTQJ30LA                    *
     Netscape for UNIX (Fastrack Server and Navigator)........  NTQJ81AA                    *
     TN-1X Release 8 software download (from EC)..............  NTQJ31HA                    *
     TN-1C Release 3 Software kit (disk & tape)...............  NTFT81CA                    *
     TN-MS EC-1 Release 12 Licence for TN-1X..................  NTQJ91AL                    *
     TN-MS EC-1 Release 12 Standby Licence....................  NTQJ91BL                    *
     TN-MS EC-1 Multi-user Licence............................  NTQJ91CA                    *
     X terminal software on DAT...............................  NTQJ05JB                    *
     TN-1X Rel 8 NTPs (CD-ROM MAC)............................  32HSC00456VEC               *

     TN-1C
     Core
     TN-1C 8x2/16x2 turbo ADM (1550nm L1.2)...................  NTFT52BI                    *
     AC/DC Power Unit.........................................  NTFT21AA                    *
     12V Battery..............................................  NTFT24AA                    *
     ***BT43/5F & 3002 cable assy 20m.........................  32YCN00750CAA               *
     ***Optical patchcord 20m FC-FC...........................  NT7E46BD                    *
     TN-MS EC-1 Release 12 Licence for TN-1C..................  NTQJ91FL                    *
     Craft Access Terminal....................................  NTQJ09AA                    *
     CAT Cable Assembly.......................................  NTFT15AC                    *
     TN-1C Release 3 Software kit (disk & tape)...............  NTFT81CA                    *
     TN-1 CAT Release 12 Application (3.5")...................  NTQJ35LA
     Netscape Windows95 (Fastrack Server and Navigator).......  NTQJ81BA                    *
     TN-1C Release 3 handbook CD-ROM..........................  NTFT66CA                    *

1.4  DXC                                                                                    *           *           *
     256 Port Cross Connect (MSH84)...........................  MSH84                       *           *
     STM-1 Optical card.......................................                                          *
     16 x 2Mbit/s Port Unit...................................                                          *
     MV-36 Element controller.................................  MV-36
     Managed Object Agent (MOA)...............................

1.5  TN-MS INM                                                                              *
     Hardware
     HP C200 workstation, north & south hemisphere...........   NTQJ01GC
     NRM Release 6 Software and Handbooks....................   NTQJ12FA
     NRM Release 6 Feature Profile Tape--Core + IM + PM + CM.   NTQJ10FK
     TN-MS NRM (Rel6) Alarm surveillance Licence.............   NTQJ90AF
     TN-MS NRM (Rel6) Electronic Software Delivery Licence...   NTQJ90BF
     TN-MS NRM (Rel6) Inventory Manager Licence..............   NTQJ90DF
     TN-MS NRM (Rel6) Perf. Mon. Consolidation Licence.......   NTQJ90EF
     TN-MS NRM (Rel6) Connection Management Licence..........   NTQJ90FF
     TN-MS NRM (Rel6) Software Management User Guide.........   NTQJ19FT
     TN-MS NRM (Rel6) Inventory Management User Guide........   NTQJ19FX
     TN-MS NRM (Rel6) Performance Management User Guide......   NTQJ19FW
     TN-MS NRM (Rel6) Connection Management User Guide.......   NTQJ19FV
     Router 2501 OSI.........................................   NTJM01BA
     Router 2514 OSI.........................................   NTJM01KA
     DCN RConfig "P" 2514 ent. 0 tunnels, Ser: 2 L2,0 L1 CPC
       Allocated: A0741950...................................   NTJM9914
     DCN RConfig "P" 2514 ent. 1 tunnel, Ser: 1 L2,1 L1 CPC
       Allocated: A0741941...................................   NTJM9912
     HS modem SP-1-AR,AC.....................................   NTJM01SA
     Shelf Cantilever 19in mounting..........................   P0878672

------------------------
* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                VIATEL CIRCE 1 CONTRACT
                                                                                                                ANNEX C
                                                                                                     SCHEDULE OF PRICES
                                                                                                      SECTION E--FRANCE

     Transceiver 10BaseT.....................................   NTJM01VA
     Ethernet 10BaseT Transceiver............................   A0383333
     Baystack 101 10baseT hub 12 port RJ45 250VAC............   NTJM02PA
     ***Cable Assy LAN RJ45--RJ45 h/e........................   32YCN00727AFA
     ***Ethernet kit for OPC hub (20m,OC-48).................   NT7E44JE

1.6  Network Synchronisation.................................                               *
     DCD-521C................................................
     DCD-Cs ETSI Standalone Cesium PRC.......................   990-43100-02
     DCD-LPR Shelf GPS Applications..........................   990-44100-12
     GPS Timing Kit E1 (Rubidium or Quartz)..................   990-44140-14
     Blank Unit LPR..........................................   090-44198-01
     LOU-2 Dual oscillatoz...................................  090-44145-02
     DCD-521/C ETSI Shelf Master/Expansion...................   990-44210-01
     MRC-EA/Input card 2MHz/2Mb/s, 4 inputs..................   090-44010-06
     TNCE Clock card rubidium................................   090-44017-02
     TNC Clock card transit node OCXO........................   090-44020-02
     TO-EA Output card 2MHz/2Mb/s 10 outputs.................   090-44029-01
     MIS Maint i'f analysis/config/remote....................   990-44018-14
     Blank Panel 1 TO slot wide..............................   074-00208-01
     Timing Input Module MRC SMB.............................   990-45107-02
     Timing Output Module SMB,1:1 prot.......................   990-45105-07

1.7  EQUIPMENT PRACTICE
     Mechanical bay assy ETSI (no expansion sh)..............   NTCE89AA                    *           *           *
     NTE-STM16 Rack (2200 x 600 x 300)--cost reduced.........   NTFW70EA                    *           *           *
     TN-16X Installation Kit.................................   25SKM00807ABM               *           *           *
     REGEN Rack Assy.........................................   NTFW71AA                    *
     Rack side cover L/H u/o NTFW70AA........................   P0725173                    *           *           *
     Rack side cover R/H u/o NTFW70AA........................   P0725175                    *           *           *
     Mechanical assembly, rack, 42U..........................   A0726263
     Distribution block 8 way left hand cable entry..........   A0729317
     Distribution block 8 way right hand cable entry.........   A0729318
     ETSI Rack, 220cm, without side panels...................   NTKD70AA                    *
     NT ETSI Rack Standard Inst.Kit..........................   25SKM00807ABE               *
     ETSI Rack 48V DC Distrib Panel with Rack Alarm Unit.....   25SKM00807AAN               *

1.8  ADDITIONAL ITEMS
     OC-192 REL 1.4 SUPERSET CUSTOMER LOADS..................   ***PLM_TN-16X_NC_1
     AC Power Cable Assembly.................................   PLM_Source_locally          *
     ***Cable Assy, RJ45 crossover...........................   32YCN01094AFA               *
     *** OPTICAL PATCHCORD 20M SC-SC.........................   PLM_Advanced Optics_NC_3    *           *           *

     TOTAL EXTENDED EQUIPMENT PRICE

2.0  INSTALLATION & COMMISSIONING............................                               *           *           *
     Installation Materials..................................                               *           *           *
                                                                                                                 -------
     TOTAL EXTENDED PRICE....................................                                                       *
                                                                                                                 -------
                                                                                                                 -------

------------------------
* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                  VIATEL CIRCE 1 CONTRACT
                                                                                                                  ANNEX C
                                                                                                       SCHEDULE OF PRICES
                                                                                                        SECTION E--FRANCE

     BRUSSELS-PARIS RA3                                                                  ISSUE 1.0
     ------------------------------------------------------------  ------------------------------------------------------
                                                                                         SELLING    BRU.-PARIS
     ABBREVIATED DESCRIPTION                                              CODE            PRICE     R/A3        EXT PRICE
     ------------------------------------------------------------  -------------------  ---------   ---------   ---------
                                                                                           $US                     $US
1.0  TRANSMISSION EQUIPMENT
1.1  TN-16 4F
     Core
     OC192 SC060 SHELF CONTROLLER.............................     NTCA41BA                 *           *           *
     MAINTENANCE INTERFACE....................................     NTCA42AA                 *           *           *
     *** CABLE ASSY (MODEM ACCESS)............................     NTCC8930                 *           *           *
     MESSAGE TRANSFER CARD....................................     NTCA48AA                 *           *           *
     BREAKER MODULE...........................................     NTCA40AA                 *           *           *
     COMMON EQUIPMENT FILLER CARD (1 IN.).....................     NTCA59AA                 *           *           *
     PARTITIONED OPC CONTROLLER...............................     NTCA50AA                 *
     *** CA ASSY (10 BASE T CROSSOVER)........................     NT7E44KC                 *
     PARTITIONED OPC STORAGE MODULE...........................     NTCA51AA                 *
     OPC FLASH CARTRIDGE......................................     NTCA53AA                 *
     PARTITIONED OPC IO MODULE................................     NTCA52AA                 *
     *** SM OPTICAL PATCHCORD 20M (66FT) (SC-TUNED) SEE A06...     NT7E46HD                 *           *           *
     *** SM OPTICAL PATCHCORD 20M (66FT) (SC-TUNED) W/MVOA....     NT7E47HD                 *           *           *
     TRANSPORT SHELF FILLER CARD..............................     NTCA49AA                 *           *           *
     TRANSPORT SHELF SWITCH FILLER CARD.......................     NTCA49AB                 *           *           *
     OC-192 OPTICAL AMPLIFIER W/ SERVICE CHANNEL (SC).........     NTCA11AC                 *           *           *
     OC-192 OPTICAL AMPLIFIER (SC)............................     NTCA11BC                 *
     1625NM OPTICAL SERVICE CHANNEL (SC)......................     NTCA11CC                 *
     1550/1625NM WDM COUPLER (SC).............................     NTCC13AC                 *
     MOR RTU..................................................     NTCA62DA                 *           *           *

1.2  TN-16X
     Core
     STM16 LTE/ADM/RING SHELF--COST REDUCED...................     NTFW50EA                 *
     SH PROCESSOR FOR SDH (DCC HUBBING).......................     NT7E20GC                 *
     SH PROCESSOR (ETHERNET,SYNC MSG 24M).....................     NT7E20KA                 *
     Maintenance Interface Unit...............................     NT7E23AA                 *
     TN-16X Regenerator Subrack Kit...........................     NTFW51AA                 *
     OC-48/STM-16 Ring Demux..................................     NT8E06AB                 *
     OC48 DWDM 1528.77 NM RING TX.............................     NT8E11DQ                 *
     OC48 DWDM 1530.33 RING TRANSMITTER.......................     NT8E11FQ                 *
     OC48 WDM 1533.47 RING TRANSMITTER........................     NT8E11KQ                 *
     OC48 WDM 1535.04 RING TRANSMITTER........................     NT8E11MQ                 *
     OC48 DWDM 1550.92 NM RING TRANSMITTER....................     NT8E11KR                 *
     OC48 DWDM 1552.52 RING TRANSMITTER.......................     NT8E11MR                 *
     OC48 DWDM 1555.75 NM RING TRANSMITTER....................     NT8E11RR                 *
     OC48 DWDM 1557.36 RING TRANSMITTER.......................     NT8E11TR                 *
     OC48 DWDM 1528.77 NM REGEN...............................     NT8E13DJ                 *
     OC48 DWDM 1530.33 REG/TX INTERFACE.......................     NT8E13FJ                 *
     OC48 DWDM 1533.47 REG/TX INTERFACE.......................     NT8E13KJ                 *
     OC48 DWDM 1535.04 REG/TX INTERFACE.......................     NT8E13MJ                 *
     OC48 DWDM 1550.92 REG/TX INTERFACE.......................     NT8E13KK                 *
     OC48 DWDM 1552.52 REG/TX INTERFACE.......................     NT8E13MK                 *
     OC48 DWDM 1555.75 REG/TX INTERFACE.......................     NT8E13RK                 *
     OC48 DWDM 1557.36 REG/TX INTERFACE.......................     NT8E13TK                 *
     OC-48/STM16 LR SAW Rx Interface (SC).....................     NT8E02DD                 *
     STM1o IR 1310 Tributary I/F (SC).........................     NTFW11CD                 *
     STM1 Optical Carrier Assembly............................     NTFW19BA                 *
     External synchronisation interface carrier...............     NT7E19AA                 *
     External Synchronisation Interface (2 MHz)...............     NTFW27AA                 *
     *** OPTICAL PATCH CORD 20M (SC-SC).......................     NT7E46FD                 *
     *** OPTICAL PATCH CORD W/MVOA 20M (SC-SC)................     NT7E47FD                 *
     KIT, SC OPTICAL CONNECTOR. INITIAL USE NTN401AA..........     NTN459SC                 *
     *** FIBRE OPTIC CABLE ASSY STM1 DUPLEX SC-SC 20M.........     NTFW5753                 *
     TN-16X Regenerator Software Licence (Release 7)..........     NTQJ93GG                 *
     TN-16X Shared Protection Ring Software Licence (Release 7)    NTQJ93HG                 *
     Extra Traffic on Rings on Licence........................     NTQJ93TB                 *
     OPC with tape drive......................................     NT7E24BC                 *
     PHOENIX SUPERSET CODE FOR REL 7..........................     NTFW97HA                 *
     *** CNET BAY/BAY CABLE 5.0M..............................     NT7E44JC                 *
     TN-MS EC-16X Multi-user Licence..........................     NTQJ93CA                 *
     TN-MS EC-16X Release 7 Licence...........................     NTQJ93AG                 *
     TN-MS EC-16X Release 7 Standby Licence...................     NTQJ93BG                 *
     FW TN-16X Rel 7 NTPS (CD-ROM)............................     NTFW64AH                 *

1.3  ADVANCED OPTICS (DWDM)
     Core
     DWDM FILTER MODULE SHELF ASSY-- 4 POS--ETSI..............     NTCE88BA                 *
     DWDM COUPLER 8W,MB/DR W/O VOA,SC.........................     NTCA10GC                 *

------------------------
* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                  VIATEL CIRCE 1 CONTRACT
                                                                                                                  ANNEX C
                                                                                                       SCHEDULE OF PRICES
                                                                                                        SECTION E--FRANCE

     DWDM COUPLER 8W,DB/MR W/O VOA,SC.........................     NTCA10HC                 *

     TN-1X
     Core
     TN-1X Synchronous Access Multiplexer Subrack.............     25GMU00750GWV            *
     Shelf Kit................................................     25SKM00750HFN            *
     TN-1X Installation Kit...................................     25SKM00807ABL            *
     Local Craft Access Panel Type 1..........................     25UEP00750GXB            *
     Service Interface Module Type 10 (Misc)..................     25UJJ00750GXC            *
     Service Interface Module Type 40 (LCAP)..................     25UJJ00750GWX            *
     Subrack Cover Kit........................................     25SKM00750HFL            *
     Rack Mounting Kit for ETSI...............................     25SKM00019AAE            *
     Dummy Front Panel 1".....................................     25RBN00021AAB            *
     Dummy SIA Panel 1".......................................     25RBN00021AAA            *
     Power Supply Unit........................................     25UPW00750HAY            *
     Subrack Control Unit.....................................     25UMN00750GXD            *
     Payload Manager (mixed payload)..........................     NTKD10AA                 *
     STM-1 G.957 L1.2 Optical Aggregate Port Card (1550nm)....     25UTM00750HWH            *
     STM-1 G.957 L-1.1, S1.1 Optical Tributary Card (1" wide).     NTKD11AA                 *
     ***Optical patchcord 20m FC-FC...........................     NT7E46BD                 *
     Craft Access Terminal....................................     NTQJ09AA                 *
     RS 232 Cable Assembly....................................     25YCN00748AAA            *
     TN-1 CAT Release 12 Application (3.5")...................     NTQJ35LA
     TN-MS CA-1X Release 12 Licence...........................     NTQJ91DL
     Netscape Windows95 (Fastrack Server and Navigator).......     NTQJ81BA                 *
     TN-1X Release 8 Software Download (from CAT).............     NTQJ36HA
     HP B132, 128Mbytes RAM, 2Gb HD, DAT, CD, N.Hem...........     NTQJ01FA                 *
     TN-MS EC-1 Release 12 (DAT)..............................     NTQJ30LA
     Netscape for UNIX (Fastrack Server and Navigator)........     NTQJ81AA                 *
     TN-1X Release 8 software download (from EC)..............     NTQJ31HA
     TN-1C Release 3 Software kit (disk & tape)...............     NTFT81CA                 *
     TN-MS EC-1 Release 12 Licence for TN-1X..................     NTQJ91AL                 *
     TN-MS EC-1 Release 12 Standby Licence....................     NTQJ91BL                 *
     TN-MS EC-1 Multi-user Licence............................     NTQJ91CA                 *
     X terminal software on DAT...............................     NTQJ05JB                 *
     TN-1X Rel 8 NTPs (CD-ROM MAC)............................     32HSC00456VEC            *

     TN-1C
     Core
     TN-1C 8x2/16x2 turbo ADM (1550nm L1.2)...................     NTFT52BI                 *
     AC/DC Power Unit.........................................     NTFT21AA                 *
     12V Battery..............................................     NTFT24AA                 *
     ***BT43/5F & 3002 cable assy 20m.........................     32YCN00750CAA            *
     ***Optical patchcord 20m FC-FC...........................     NT7E46BD                 *
     TN-MS EC-1 Release 12 Licence for TN-1C..................     NTQJ91FL                 *
     Craft Access Terminal....................................     NTQJ09AA                 *
     CAT Cable Assembly.......................................     NTFT15AC                 *
     TN-1C Release 3 Software kit (disk & tape)...............     NTFT81CA                 *
     TN-1 CAT Release 12 Application (3.5")...................     NTQJ35LA
     Netscape Windows95 (Fastrack Server and Navigator).......     NTQJ81BA                 *
     TN-1C Release 3 handbook CD-ROM..........................     NTFT66CA                 *

1.4  DXC                                                                                    *
     256 Port Cross Connect (MSH84)...........................     MSH84
     STM-1 Optical card.......................................
     16 x 2Mbit/s Port Unit...................................
     MV-36 Element controller.................................     MV-36
     Managed Object Agent (MOA)...............................

1.5  TN-MS INM                                                                              *
     Hardware.................................................
     HP C200 workstation, north & south hemisphere............     NTQJ01GC
     NRM Release 6 Software and Handbooks.....................     NTQJ12FA
     NRM Release 6 Feature Profile Tape--Core + IM + PM + CM..     NTQJ10FK
     TN-MS NRM (Rel6) Alarm surveillance Licence..............     NTQJ90AF
     TN-MS NRM (Rel6) Electronic Software Delivery Licence....     NTQJ90BF
     TN-MS NRM (Rel6) Inventory Manager Licence...............     NTQJ90DF
     TN-MS NRM (Rel6) Perf. Mon. Consolidation Licence........     NTQJ90EF
     TN-MS NRM (Rel6) Connection Management Licence...........     NTQJ90FF
     TN-MS NRM (Rel6) Software Management User Guide..........     NTQJ19FT
     TN-MS NRM (Rel6) Inventory Management User Guide.........     NTQJ19FX
     TN-MS NRM (Rel6) Performance Management User Guide.......     NTQJ19FW
     TN-MS NRM (Rel6) Connection Management User Guide........     NTQJ19FV
     Router 2501 OSI..........................................     NTJM01BA
     Router 2514 OSI..........................................     NTJM01KA
     DCN RConfig "P" 2514 ent. 0 tunnels, Ser: 2 L2,0 L1 CPC
       Allocated: A0741950....................................     NTJM9914
     DCN RConfig "P" 2514 ent. 1 tunnel, Ser: 1 L2,1 L1 CPC
       Allocated: A0741941....................................     NTJM9912
     HS modem SP-1-AR,AC......................................     NTJM01SA
     Shelf Cantilever 19in mounting...........................     P0878672

------------------------
* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                  VIATEL CIRCE 1 CONTRACT
                                                                                                                  ANNEX C
                                                                                                       SCHEDULE OF PRICES
                                                                                                        SECTION E--FRANCE

     Transceiver 10BaseT......................................     NTJM01VA
     Ethernet 10BaseT Transceiver.............................     A0383333
     Baystack 101 10baseT hub 12 port RJ45 250VAC.............     NTJM02PA
     ***Cable Assy LAN RJ45--RJ45 h/e.........................     32YCN00727AFA
     ***Ethernet kit for OPC hub (20m,OC-48)..................     NT7E44JE

1.6  NETWORK SYNCHRONISATION                                                                *
     DCD-521C.................................................
     DCD-Cs ETSI Standalone Cesium PRC........................     990-43100-02
     DCD-LPR Shelf GPS Applications...........................     990-44100-12
     GPS Timing Kit E1 (Rubidium or Quartz)...................     990-44140-14
     Blank Unit LPR...........................................     090-44198-01
     LOU-2 Dual oscillator....................................     090-44145-02
     DCD-521/C ETSI Shelf Master/Expansion....................     990-44210-01
     MRC-EA/Input card 2MHz/2Mb/s, 4 inputs...................     090-44010-06
     TNCE Clock card rubidium.................................     090-44017-02
     TNC Clock card transit node OCXO.........................     090-44020-02
     TO-EA Output card 2MHz/2Mb/s 10 outputs..................     090-44029-01
     MIS Maint i'f analysis/config/remote.....................     990-44018-14
     Blank Panel 1 TO slot wide...............................     074-00208-01
     Timing Input Module MRC SMB..............................     990-45107-02
     Timing Output Module SMB,1:1 prot........................     990-45105-07

1.7  EQUIPMENT PRACTICE
     Mechanical bay assy ETSI (no expansion sh)...............     NTCE89AA                 *           *           *
     NTE-STM16 Rack (2200 x 600 x 300)--cost reduced..........     NTFW70EA                 *
     TN-16X Installation Kit..................................     25SKM00807ABM            *
     REGEN Rack Assy.. .......................................     NTFW71AA                 *
     Rack side cover L/H u/o NTFW70AA.........................     P0725173                 *
     Rack side cover R/H u/o NTFW70AA.........................     P0725175                 *
     Mechanical assembly, rack, 42U...........................     A0726263
     Distribution block 8 way left hand cable entry...........     A0729317
     Distribution block 8 way right hand cable entry..........     A0729318
     ETSI Rack, 220cm, without side panels....................     NTKD70AA                 *
     NT ETSI Rack Standard Inst.Kit...........................     25SKM00807ABE            *
     ETSI Rack 48V DC Distrib Panel with Rack Alarm Unit......     25SKM00807AAN           *

1.8  ADDITIONAL ITEMS
     OC-192 REL 1.4 SUPERSET CUSTOMER LOADS...................     ***PLM_TN-16X_NC_1
     AC Power Cable Assembly..................................     PLM_Source_locally       *
     ***Cable Assy, RJ45 crossover............................     32YCN01094AFA            *
     *** OPTICAL PATCHCORD 20M SC-SC..........................     PLM_Advanced Optics_NC_3 *

     TOTAL EXTENDED EQUIPMENT PRICE                                                                                 *

2.0  INSTALLATION & COMMISSIONING                                                           *           *           *
     Installation Materials                                                                 *
                                                                                                                 -------
     TOTAL EXTENDED PRICE                                                                                           *
                                                                                                                 -------
                                                                                                                 -------

------------------------
* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                  VIATEL CIRCE 1 CONTRACT
                                                                                                                  ANNEX C
                                                                                                       SCHEDULE OF PRICES
                                                                                                        SECTION E--FRANCE

     BRUSSELS-PARIS RA4                                                                  ISSUE 1.0
     ------------------------------------------------------------  ------------------------------------------------------
                                                                                         SELLING    BRU.-PARIS
     ABBREVIATED DESCRIPTION                                              CODE            PRICE     R/A4        EXT PRICE
     ------------------------------------------------------------  -------------------  ---------   ---------   ---------
                                                                                           $US                     $US
1.0  TRANSMISSION EQUIPMENT

1.1  TN-16 4F
     Core
     OC192 SC060 SHELF CONTROLLER.............................     NTCA41BA                 *           *           *
     MAINTENANCE INTERFACE....................................     NTCA42AA                 *           *           *
     *** CABLE ASSY (MODEM ACCESS)............................     NTCC8930                 *           *           *
     MESSAGE TRANSFER CARD....................................     NTCA48AA                 *           *           *
     BREAKER MODULE...........................................     NTCA40AA                 *           *           *
     COMMON EQUIPMENT FILLER CARD (1 IN.).....................     NTCA59AA                 *           *           *
     PARTITIONED OPC CONTROLLER...............................     NTCA50AA                 *
     *** CA ASSY (10 BASE T CROSSOVER)........................     NT7E44KC                 *
     PARTITIONED OPC STORAGE MODULE...........................     NTCA51AA                 *
     OPC FLASH CARTRIDGE......................................     NTCA53AA                 *
     PARTITIONED OPC IO MODULE................................     NTCA52AA                 *
     *** SM OPTICAL PATCHCORD 20M (66FT) (SC-TUNED) SEE A06...     NT7E46HD                 *           *           *
     *** SM OPTICAL PATCHCORD 20M (66FT) (SC-TUNED) W/MVOA....     NT7E47HD                 *           *           *
     TRANSPORT SHELF FILLER CARD..............................     NTCA49AA                 *           *           *
     TRANSPORT SHELF SWITCH FILLER CARD.......................     NTCA49AB                 *           *           *
     OC-192 OPTICAL AMPLIFIER W/ SERVICE CHANNEL (SC).........     NTCA11AC                 *           *           *
     OC-192 OPTICAL AMPLIFIER (SC)............................     NTCA11BC                 *
     1625NM OPTICAL SERVICE CHANNEL (SC)......................     NTCA11CC                 *
     1550/1625NM WDM COUPLER (SC).............................     NTCC13AC                 *
     MOR RTU..................................................     NTCA62DA                 *           *           *

1.2  TN-16X
     Core
     STM16 LTE/ADM/RING SHELF--COST REDUCED...................     NTFW50EA                 *
     SH PROCESSOR FOR SDH (DCC HUBBING).......................     NT7E20GC                 *
     SH PROCESSOR (ETHERNET,SYNC MSG 24M).....................     NT7E20KA                 *
     Maintenance Interface Unit...............................     NT7E23AA                 *
     TN-16X Regenerator Subrack Kit...........................     NTFW51AA                 *
     OC-48/STM-16 Ring Demux..................................     NT8E06AB                 *
     OC48 DWDM 1528.77 NM RING TX.............................     NT8E11DQ                 *
     OC48 DWDM 1530.33 RING TRANSMITTER.......................     NT8E11FQ                 *
     OC48 WDM 1533.47 RING TRANSMITTER........................     NT8E11KQ                 *
     OC48 WDM 1535.04 RING TRANSMITTER........................     NT8E11MQ                 *
     OC48 DWDM 1550.92 NM RING TRANSMITTER....................     NT8E11KR                 *
     OC48 DWDM 1552.52 RING TRANSMITTER.......................     NT8E11MR                 *
     OC48 DWDM 1555.75 NM RING TRANSMITTER....................     NT8E11RR                 *
     OC48 DWDM 1557.36 RING TRANSMITTER.......................     NT8E11TR                 *
     OC48 DWDM 1528.77 NM REGEN...............................     NT8E13DJ                 *
     OC48 DWDM 1530.33 REG/TX INTERFACE.......................     NT8E13FJ                 *
     OC48 DWDM 1533.47 REG/TX INTERFACE.......................     NT8E13KJ                 *
     OC48 DWDM 1535.04 REG/TX INTERFACE.......................     NT8E13MJ                 *
     OC48 DWDM 1550.92 REG/TX INTERFACE.......................     NT8E13KK                 *
     OC48 DWDM 1552.52 REG/TX INTERFACE.......................     NT8E13MK                 *
     OC48 DWDM 1555.75 REG/TX INTERFACE.......................     NT8E13RK                 *
     OC48 DWDM 1557.36 REG/TX INTERFACE.......................     NT8E13TK                 *
     OC-48/STM16 LR SAW Rx Interface (SC).....................     NT8E02DD                 *
     STM1o IR 1310 Tributary I/F (SC).........................     NTFW11CD                 *
     STM1 Optical Carrier Assembly............................     NTFW19BA                 *
     External synchronisation interface carrier...............     NT7E19AA                 *
     External Synchronisation Interface (2 MHz)...............     NTFW27AA                 *
     *** OPTICAL PATCH CORD 20M (SC-SC).......................     NT7E46FD                 *
     *** OPTICAL PATCH CORD W/MVOA 20M (SC-SC)................     NT7E47FD                 *
     KIT, SC OPTICAL CONNECTOR. INITIAL USE NTN401AA..........     NTN459SC                 *
     *** FIBRE OPTIC CABLE ASSY STM1 DUPLEX SC-SC 20M.........     NTFW5753                 *
     TN-16X Regenerator Software Licence (Release 7)..........     NTQJ93GG                 *
     TN-16X Shared Protection Ring Software Licence (Release 7)    NTQJ93HG                 *
     Extra Traffic on Rings on Licence........................     NTQJ93TB                 *
     OPC with tape drive......................................     NT7E24BC                 *
     PHOENIX SUPERSET CODE FOR REL 7..........................     NTFW97HA                 *
     *** CNET BAY/BAY CABLE 5.0M..............................     NT7E44JC                 *
     TN-MS EC-16X Multi-user Licence..........................     NTQJ93CA                 *
     TN-MS EC-16X Release 7 Licence...........................     NTQJ93AG                 *
     TN-MS EC-16X Release 7 Standby Licence...................     NTQJ93BG                 *
     FW TN-16X Rel 7 NTPS (CD-ROM)............................     NTFW64AH                 *

1.3  ADVANCED OPTICS (DWDM)
     Core
     DWDM FILTER MODULE SHELF ASSY--4 POS--ETSI...............     NTCE88BA                 *
     DWDM COUPLER 8W,MB/DR W/O VOA,SC.........................     NTCA10GC                 *

------------------------
* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                  VIATEL CIRCE 1 CONTRACT
                                                                                                                  ANNEX C
                                                                                                       SCHEDULE OF PRICES
                                                                                                        SECTION E--FRANCE

     DWDM COUPLER 8W,DB/MR W/O VOA,SC                              NTCA10HC               *

     TN-1X
     Core
     TN-1X Synchronous Access Multiplexer Subrack.............     25GMU00750GWV            *
     Shelf Kit................................................     25SKM00750HFN            *
     TN-1X Installation Kit...................................     25SKM00807ABL            *
     Local Craft Access Panel Type 1..........................     25UEP00750GXB            *
     Service Interface Module Type 10 (Misc)..................     25UJJ00750GXC            *
     Service Interface Module Type 40 (LCAP)..................     25UJJ00750GWX            *
     Subrack Cover Kit........................................     25SKM00750HFL            *
     Rack Mounting Kit for ETSI...............................     25SKM00019AAE            *
     Dummy Front Panel 1".....................................     25RBN00021AAB            *
     Dummy SIA Panel 1".......................................     25RBN00021AAA            *
     Power Supply Unit........................................     25UPW00750HAY            *
     Subrack Control Unit.....................................     25UMN00750GXD            *
     Payload Manager (mixed payload)..........................     NTKD10AA                 *
     STM-1 G.957 L1.2 Optical Aggregate Port Card (1550nm)....     25UTM00750HWH            *
     STM-1 G.957 L-1.1, S1.1 Optical Tributary Card (1" wide).     NTKD11AA                 *
     ***Optical patchcord 20m FC-FC...........................     NT7E46BD                 *
     Craft Access Terminal....................................     NTQJ09AA                 *
     RS 232 Cable Assembly....................................     25YCN00748AAA            *
     TN-1 CAT Release 12 Application (3.5")...................     NTQJ35LA
     TN-MS CA-1X Release 12 Licence...........................     NTQJ91DL
     Netscape Windows95 (Fastrack Server and Navigator).......     NTQJ81BA                 *
     TN-1X Release 8 Software Download (from CAT).............     NTQJ36HA
     HP B132, 128Mbytes RAM, 2Gb HD, DAT, CD, N.Hem...........     NTQJ01FA                 *
     TN-MS EC-1 Release 12 (DAT)..............................     NTQJ30LA
     Netscape for UNIX (Fastrack Server and Navigator)........     NTQJ81AA                 *
     TN-1X Release 8 software download (from EC)..............     NTQJ31HA
     TN-1C Release 3 Software kit (disk & tape)...............     NTFT81CA                 *
     TN-MS EC-1 Release 12 Licence for TN-1X..................     NTQJ91AL                 *
     TN-MS EC-1 Release 12 Standby Licence....................     NTQJ91BL                 *
     TN-MS EC-1 Multi-user Licence............................     NTQJ91CA                 *
     X terminal software on DAT...............................     NTQJ05JB                 *
     TN-1X Rel 8 NTPs (CD-ROM MAC)............................     32HSC00456VEC            *

     TN-1C
     Core
     TN-1C 8x2/16x2 turbo ADM (1550nm L1.2)...................     NTFT52BI                 *
     AC/DC Power Unit.........................................     NTFT21AA                 *
     12V Battery..............................................     NTFT24AA                 *
     ***BT43/5F & 3002 cable assy 20m.........................     32YCN00750CAA            *
     ***Optical patchcord 20m FC-FC...........................     NT7E46BD                 *
     TN-MS EC-1 Release 12 Licence for TN-1C..................     NTQJ91FL                 *
     Craft Access Terminal....................................     NTQJ09AA                 *
     CAT Cable Assembly.......................................     NTFT15AC                 *
     TN-1C Release 3 Software kit (disk & tape)...............     NTFT81CA                 *
     TN-1 CAT Release 12 Application (3.5")...................     NTQJ35LA
     Netscape Windows95 (Fastrack Server and Navigator).......     NTQJ81BA                 *
     TN-1C Release 3 handbook CD-ROM..........................     NTFT66CA                 *

1.4  DXC                                                                                    *
     256 Port Cross Connect (MSH84)...........................     MSH84
     STM-1 Optical card.......................................
     16 x 2Mbit/s Port Unit...................................
     MV-36 Element controller.................................     MV-36
     Managed Object Agent (MOA)...............................
1.5  TN-MS INM................................................                              *
     Hardware.................................................
     HP C200 workstation, north & south hemisphere............     NTQJ01GC
     NRM Release 6 Software and Handbooks.....................     NTQJ12FA
     NRM Release 6 Feature Profile Tape--Core + IM + PM + CM..     NTQJ10FK
     TN-MS NRM (Rel6) Alarm surveillance Licence..............     NTQJ90AF
     TN-MS NRM (Rel6) Electronic Software Delivery Licence....     NTQJ90BF
     TN-MS NRM (Rel6) Inventory Manager Licence...............     NTQJ90DF
     TN-MS NRM (Rel6) Perf. Mon. Consolidation Licence........     NTQJ90EF
     TN-MS NRM (Rel6) Connection Management Licence...........     NTQJ90FF
     TN-MS NRM (Rel6) Software Management User Guide..........     NTQJ19FT
     TN-MS NRM (Rel6) Inventory Management User Guide.........     NTQJ19FX
     TN-MS NRM (Rel6) Performance Management User Guide.......     NTQJ19FW
     TN-MS NRM (Rel6) Connection Management User Guide........     NTQJ19FV
     Router 2501 OSI..........................................     NTJM01BA
     Router 2514 OSI..........................................     NTJM01KA
     DCN RConfig "P" 2514 ent. 0 tunnels, Ser: 2 L2,0 L1 CPC
       Allocated: A0741950....................................     NTJM9914
     DCN RConfig "P" 2514 ent. 1 tunnel, Ser: 1 L2,1 L1 CPC
       Allocated: A0741941....................................     NTJM9912
     HS modem SP-1-AR,AC......................................     NTJM01SA
     Shelf Cantilever 19in mounting...........................     P0878672

------------------------
* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                  VIATEL CIRCE 1 CONTRACT
                                                                                                                  ANNEX C
                                                                                                       SCHEDULE OF PRICES
                                                                                                        SECTION E--FRANCE

    Transceiver 10BaseT.......................................     NTJM01VA
     Ethernet 10BaseT Transceiver.............................     A0383333
     Baystack 101 10baseT hub 12 port RJ45 250VAC.............     NTJM02PA
     ***Cable Assy LAN RJ45--RJ45 h/e.........................     32YCN00727AFA
     ***Ethernet kit for OPC hub (20m,OC-48)..................     NT7E44JE

1.6  NETWORK SYNCHRONISATION                                                                *
     DCD-521C.................................................
     DCD-Cs ETSI Standalone Cesium PRC........................     990-43100-02
     DCD-LPR Shelf GPS Applications...........................     990-44100-12
     GPS Timing Kit E1 (Rubidium or Quartz)...................     990-44140-14
     Blank Unit LPR...........................................     090-44198-01
     LOU-2 Dual oscillator....................................     090-44145-02
     DCD-521/C ETSI Shelf Master/Expansion....................     990-44210-01
     MRC-EA/Input card 2MHz/2Mb/s, 4 inputs...................     090-44010-06
     TNCE Clock card rubidium.................................     090-44017-02
     TNC Clock card transit node OCXO.........................     090-44020-02
     TO-EA Output card 2MHz/2Mb/s 10 outputs..................     090-44029-01
     MIS Maint i'f analysis/config/remote.....................     990-44018-14
     Blank Panel 1 TO slot wide...............................     074-00208-01
     Timing Input Module MRC SMB..............................     990-45107-02
     Timing Output Module SMB,1:1 prot........................     990-45105-07

1.7  EQUIPMENT PRACTICE
     Mechanical bay assy ETSI (no expansion sh)...............     NTCE89AA                 *           *           *
     NTE-STM16 Rack (2200 x 600 x 300)--cost reduced..........     NTFW70EA                 *
     TN-16X Installation Kit..................................     25SKM00807ABM            *
     REGEN Rack Assy..........................................     NTFW71AA                 *
     Rack side cover L/H u/o NTFW70AA.........................     P0725173                 *
     Rack side cover R/H u/o NTFW70AA.........................     P0725175                 *
     Mechanical assembly, rack, 42U...........................     A0726263
     Distribution block 8 way left hand cable entry...........     A0729317
     Distribution block 8 way right hand cable entry..........     A0729318
     ETSI Rack, 220cm, without side panels....................     NTKD70AA                 *
     NT ETSI Rack Standard Inst.Kit...........................     25SKM00807ABE            *
     ETSI Rack 48V DC Distrib Panel with Rack Alarm Unit......     25SKM00807AAN            *

1.8  ADDITIONAL ITEMS
     OC-192 REL 1.4 SUPERSET CUSTOMER LOADS...................     ***PLM_TN-16X_NC_1
     AC Power Cable Assembly..................................     PLM_Source_locally       *
     ***Cable Assy, RJ45 crossover............................     32YCN01094AFA            *
     *** OPTICAL PATCHCORD 20M SC-SC..........................     PLM_Advanced Optics_NC_3 *

     TOTAL EXTENDED EQUIPMENT PRICE                                                                                 *

2.0  INSTALLATION & COMMISSIONING                                                           *
     Installation Materials...................................                              *
                                                                                                                 -------
     TOTAL EXTENDED PRICE                                                                                           *
                                                                                                                 -------
                                                                                                                 -------

------------------------
* The confidential portion has been omitted pursuant to a request for confidential treatment and omitted material has been filed separately with the commission.

                                                                                                  VIATEL CIRCLE 1 CONTRACT
                                                                                                                   ANNEX C
                                                                                                        SCHEDULE OF PRICES
                                                                                                        SECTION E - FRANCE
    BRUSSELS-PARIS RA5                                                                   ISSUE 1.0
    -----------------------------------------------------------  ----------------------------------------------------------
    ABBREVIATED DESCRIPTION                                        CODE        SELLING PRICE   BRU.-PARIS R/A5   EXT PRICE
    -----------------------------------------------------------  ---------     -------------   ---------------  -----------
                                                                                    $US                            $US
1.0 Transmission Equipment

1.1 TN-16 4F
    Core
    OC192 SC060 SHELF CONTROLLER                                 NTCA41BA           *               *                 *
    MAINTENANCE INTERFACE                                        NTCA42AA           *               *                 *
    *** CABLE ASSY (MODEM ACCESS)                                NTCC8930           *               *                 *
    MESSAGE TRANSFER CARD                                        NTCA48AA           *               *                 *
    BREAKER MODULE                                               NTCA40AA           *               *                 *
    COMMON EQUIPMENT FILLER CARD (1 IN.)                         NTCA59AA           *               *                 *
    PARTITIONED OPC CONTROLLER                                   NTCA50AA           *
    *** CA ASSY (10 BASE T CROSSOVER)                            NT7E44KC           *
    PARTITIONED OPC STORAGE MODULE                               NTCA51AA           *
    OPC FLASH CARTRIDGE                                          NTCA53AA           *
    PARTITIONED OPC IO MODULE                                    NTCA52AA           *
    *** SM OPTICAL PATCHCORD 20M (66FT) (SC-TUNED) SEE A06       NT7E46HD           *               *                 *
    *** SM OPTICAL PATCHCORD 20M (66FT) (SC-TUNED) W/MVOA        NT7E47HD           *               *                 *
    TRANSPORT SHELF FILLER CARD                                  NTCA49AA           *               *                 *
    TRANSPORT SHELF SWITCH FILLER CARD                           NTCA49AB           *               *                 *
    OC-192 OPTICAL AMPLIFIER W/ SERVICE CHANNEL (SC)             NTCA11AC           *               *                 *
    OC-192 OPTICAL AMPLIFIER (SC)                                NTCA11BC           *
    1625NM OPTICAL SERVICE CHANNEL (SC)                          NTCA11CC           *
    1550/1625NM WDM COUPLER (SC)                                 NTCC13AC           *
    MOR RTU                                                      NTCA62DA           *               *                 *

1.2 TN-16X
    Core
    STM16 LTE/ADM/RING SHELF - COST REDUCED                      NTFW50EA   *
    SH PROCESSOR FOR SDH (DCC HUBBING)                           NT7E20GC   *
    SH PROCESSOR(ETHERNET,SYNC MSG 24M)                          NT7E20KA   *
    Maintenance Interface Unit                                   NT7E23AA   *
    TN-16X Regenerator Subrack Kit                               NTFW51AA   *
    OC-48/STM-16 Ring Demux                                      NT8E06AB   *
    OC48 DWDM 1528.77 NM RING TX                                 NT8E11DQ   *
    OC48 DWDM 1530.33 RING TRANSMITTER                           NT8E11FQ   *
    OC48 WDM 1533.47 RING TRANSMITTER                            NT8E11KQ   *
    OC48 WDM 1535.04 RING TRANSMITTER                            NT8E11MQ   *
    OC48 DWDM 1550.92 NM RING TRANSMITTER                        NT8E11KR   *
    OC48 DWDM 1552.52 RING TRANSMITTER                           NT8E11MR   *
    OC48 DWDM 1555.75 NM RING TRANSMITTER                        NT8E11RR   *
    OC48 DWDM 1557.36 RING TRANSMITTER                           NT8E11TR   *
    OC48 DWDM 1528.77 NM REGEN                                   NT8E13DJ   *
    OC48 DWDM 1530.33 REG/TX INTERFACE                           NT8E13FJ   *
    OC48 DWDM 1533.47 REG/TX INTERFACE                           NT8E13KJ   *
    OC48 DWDM 1535.04 REG/TX INTERFACE                           NT8E13MJ   *
    OC48 DWDM 1550.92 REG/TX INTERFACE                           NT8E13KK   *
    OC48 DWDM 1552.52 REG/TX INTERFACE                           NT8E13MK   *
    OC48 DWDM 1555.75 REG/TX INTERFACE                           NT8E13RK   *
    OC48 DWDM 1557.36 REG/TX INTERFACE                           NT8E13TK   *
    OC-48/STM16 LR SAW Rx Interface (SC)                         NT8E02DD   *
    STM1o IR 1310 Tributary I/F (SC)                             NTFW11CD   *
    STM1 Optical Carrier Assembly                                NTFW19BA   *
    External synchronisation interface carrier                   NT7E19AA   *
    External Synchronisation Interface (2 MHz)                   NTFW27AA   *
    *** OPTICAL PATCH CORD 20M (SC-SC)                           NT7E46FD   *
    *** OPTICAL PATCH CORD W/MVOA 20M (SC-SC)                    NT7E47FD   *
    KIT, SC OPTICAL CONNECTOR. INITIAL USE NTN401AA              NTN459SC   *
    *** FIBRE OPTIC CABLE ASSY STM1 DUPLEX SC-SC 20M             NTFW5753   *
    TN-16X Regenerator Software Licence (Release 7)              NTQJ93GG   *
    TN-16X Shared Protection Ring Software Licence (Release 7)   NTQJ93HG   *
    Extra Traffic on Rings on Licence                            NTQJ93TB   *
    OPC with tape drive                                          NT7E24BC   *
    PHOENIX SUPERSET CODE FOR REL 7                              NTFW97HA   *
    *** CNET BAY/BAY CABLE 5.0M                                  NT7E44JC   *
    TN-MS EC-16X Multi-user Licence                              NTQJ93CA   *
    TN-MS EC-16X Release 7 Licence                               NTQJ93AG   *
    TN-MS EC-16X Release 7 Standby Licence                       NTQJ93BG   *
    FW TN-16X Rel 7 NTPS (CD-ROM)                                NTFW64AH   *

1.3 Advanced Optics (DWDM)
    Core
    DWDM FILTER MODULE SHELF ASSY - 4 POS - ETSI                 NTCE88BA   *
    DWDM COUPLER 8W,MB/DR W/O VOA,SC                             NTCA10GC   *


                                                                                                  VIATEL CIRCLE 1 CONTRACT
                                                                                                                   ANNEX C
                                                                                                        SCHEDULE OF PRICES
                                                                                                        SECTION E - FRANCE
    DWDM COUPLER 8W,DB/MR W/O VOA,SC                             NTCA10HC             *

    TN-1X
    Core
    TN-1X Synchronous Access Multiplexer Subrack                 25GMU00750GWV        *
    Shelf Kit                                                    25SKM00750HFN        *
    TN-1X Installation Kit                                       25SKM00807ABL        *
    Local Craft Access Panel Type 1                              25UEP00750GXB        *
    Service Interface Module Type 10 (Misc)                      25UJJ00750GXC        *
    Service Interface Module Type 40 (LCAP)                      25UJJ00750GWX        *
    Subrack Cover Kit                                            25SKM00750HFL        *
    Rack Mounting Kit for ETSI                                   25SKM00019AAE        *
    Dummy Front Panel 1"                                         25RBN00021AAB        *
    Dummy SIA Panel 1"                                           25RBN00021AAA        *
    Power Supply Unit                                            25UPW00750HAY        *
    Subrack Control Unit                                         25UMN00750GXD        *
    Payload Manager (mixed payload)                              NTKD10AA             *
    STM-1 G.957 L1.2 Optical Aggregate Port Card (1550nm)        25UTM00750HWH        *
    STM-1 G.957 L-1.1, S1.1 Optical Tributary Card (1"wide)      NTKD11AA             *
    ***Optical patchcord 20m FC-FC                               NT7E46BD             *
    Craft Access Terminal                                        NTQJ09AA             *
    RS 232 Cable Assembly                                        25YCN00748AAA        *
    TN-1 CAT Release 12 Application (3.5")                       NTQJ35LA
    TN-MS CA-1X Release 12 Licence                               NTQJ91DL
    Netscape Windows95 (Fastrack Server and Navigator)           NTQJ81BA             *
    TN-1X Release 8 Software Download (from CAT)                 NTQJ36HA
    HP B132, 128Mbytes RAM, 2Gb HD, DAT, CD, N.Hem               NTQJ01FA             *
    TN-MS EC-1 Release 12 (DAT)                                  NTQJ30LA
    Netscape for UNIX (Fastrack Server and Navigator)            NTQJ81AA             *
    TN-1X Release 8 software download (from EC)                  NTQJ31HA
    TN-1C Release 3 Software kit (disk & tape)                   NTFT81CA             *
    TN-MS EC-1 Release 12 Licence for TN-1X                      NTQJ91AL             *
    TN-MS EC-1 Release 12 Standby Licence                        NTQJ91BL             *
    TN-MS EC-1 Multi-user Licence                                NTQJ91CA             *
    X terminal software on DAT                                   NTQJ05JB             *
    TN-1X Rel 8 NTPs (CD-ROM MAC)                                32HSC00456VEC        *


    TN-1C
    Core
    TN-1C 8x2/16x2 turbo ADM (1550nm L1.2)                       NTFT52BI             *
    AC/DC Power Unit                                             NTFT21AA             *
    12V Battery                                                  NTFT24AA             *
    ***BT43/5F & 3002 cable assy 20m                             32YCN00750CAA        *
    ***Optical patchcord 20m FC-FC                               NT7E46BD             *
    TN-MS EC-1 Release 12 Licence for TN-1C                      NTQJ91FL             *
    Craft Access Terminal                                        NTQJ09AA             *
    CAT Cable Assembly                                           NTFT15AC             *
    TN-1C Release 3 Software kit (disk & tape)                   NTFT81CA             *
    TN-1 CAT Release 12 Application (3.5")                       NTQJ35LA
    Netscape Windows95 (Fastrack Server and Navigator)           NTQJ81BA             *
    TN-1C Release 3 handbook CD-ROM                              NTFT66CA             *


1.4 DXC                                                                               *
    256 Port Cross Connect (MSH84)                               MSH84
    STM-1 Optical card
    16 x 2Mbit/s Port Unit
    MV-36 Element controller                                     MV-36
    Managed Object Agent (MOA)


1.5 TN-MS INM                                                                         *
    Hardware
    HP C200 workstation, north & south hemisphere                NTQJ01GC
    NRM Release 6 Software and Handbooks                         NTQJ12FA
    NRM Release 6 Feature Profile Tape - Core + IM + PM + CM     NTQJ10FK
    TN-MS NRM (Rel6) Alarm surveillance Licence                  NTQJ90AF
    TN-MS NRM (Rel6) Electronic Software Delivery Licence        NTQJ90BF
    TN-MS NRM (Rel6) Inventory Manager Licence                   NTQJ90DF
    TN-MS NRM (Rel6) Perf. Mon. Consolidation Licence            NTQJ90EF
    TN-MS NRM (Rel6) Connection Management Licence               NTQJ90FF
    TN-MS NRM (Rel6) Software Management User Guide              NTQJ19FT
    TN-MS NRM (Rel6) Inventory Management User Guide             NTQJ19FX
    TN-MS NRM (Rel6) Performance Management User Guide           NTQJ19FW
    TN-MS NRM (Rel6) Connection Management User Guide            NTQJ19FV
    Router 2501 OSI                                              NTJM01BA
    Router 2514 OSI                                              NTJM01KA
    DCN RConfig "P" 2514 ent. 0 tunnels, Ser: 2 L2,0 L1
    CPC Allocated: A0741950                                      NTJM9914
    DCN RConfig "P" 2514 ent. 1 tunnel, Ser: 1 L2,1 L1
    CPC Allocated: A0741941                                      NTJM9912
    HS modem SP-1-AR,AC                                          NTJM01SA
    Shelf Cantilever 19in mounting                               P0878672


                                                                                                          VIATEL CIRCLE 1 CONTRACT
                                                                                                                           ANNEX C
                                                                                                                SCHEDULE OF PRICES
                                                                                                                SECTION E - FRANCE
    Transceiver 10BaseT                                 NTJM01VA
    Ethernet 10BaseT Transceiver                        A0383333
    Baystack 101 10baseT hub 12 port RJ45 250VAC        NTJM02PA
    ***Cable Assy LAN RJ45 - RJ45 h/e                   32YCN00727AFA
    ***Ethernet kit for OPC hub (20m,OC-48)             NT7E44JE

1.6 Network Synchronisation                                                                       *
    DCD-521C
    DCD-Cs ETSI Standalone Cesium PRC                   990-43100-02
    DCD-LPR Shelf  GPS Applications                     990-44100-12
    GPS Timing Kit E1 (Rubidium or Quartz)              990-44140-14
    Blank Unit LPR                                      090-44198-01
    LOU-2 Dual oscillator                               090-44145-02
    DCD-521/C ETSI Shelf Master/Expansion               990-44210-01
    MRC-EA/Input card 2MHz/2Mb/s, 4 inputs              090-44010-06
    TNCE Clock card rubidium                            090-44017-02
    TNC Clock card transit node OCXO                    090-44020-02
    TO-EA Output card 2MHz/2Mb/s 10 outputs             090-44029-01
    MIS Maint i'f analysis/config/remote                990-44018-14
    Blank Panel 1 TO slot wide                          074-00208-01
    Timing Input Module MRC SMB                         990-45107-02
    Timing Output Module SMB,1:1 prot                   990-45105-07


1.7 EQUIPMENT PRACTICE

    Mechanical bay assy ETSI (no expansion sh)          NTCE89AA                                  *              *              *
    NTE-STM16 Rack (2200 x 600 x 300) - cost reduced    NTFW70EA                                  *
    TN-16X Installation Kit                             25SKM00807ABM                             *
    REGEN Rack Assy                                     NTFW71AA                                  *
    Rack side cover L/H u/o NTFW70AA                    P0725173                                  *
    Rack side cover R/H u/o NTFW70AA                    P0725175                                  *
    Mechanical assembly, rack, 42U                      A0726263
    Distribution block 8 way left hand cable entry      A0729317
    Distribution block 8 way right hand cable entry     A0729318
    ETSI Rack, 220cm, without side panels               NTKD70AA                                  *
    NT ETSI Rack Standard Inst.Kit                      25SKM00807ABE                             *
    ETSI Rack 48V DC Distrib Panel with Rack Alarm
      Unit 25SKM00807AAN                                                                          *


1.8 Additional Items

   OC-192 REL 1.4 SUPERSET CUSTOMER LOADS               ***PLM_TN-16X_NC_1
   AC Power Cable Assembly                              PLM_Source_locally                        *
   ***Cable Assy, RJ45 crossover                        32YCN01094AFA                             *
   *** OPTICAL PATCHCORD 20M SC-SC                      PLM_Advanced Optics_NC_3                  *

   Total Extended Equipment Price                                                                                                *

2.0 Installation & Commissioning                                                                  *              *               *
    Installation Materials                                                                        *

                                                                                                                             ------
    Total Extended Price                                                                                                         *
                                                                                                                             ------
                                                                                                                             ------

                                                                                                  VIATEL CIRCLE 1 CONTRACT
                                                                                                                   ANNEX C
                                                                                                        SCHEDULE OF PRICES
                                                                                                        SECTION E - FRANCE
    BRUSSELS-PARIS RA6                                                                           ISSUE 1.0
    --------------------------------------------------  ------------------------------------------------------------------
    ABBREVIATED DESCRIPTION                                        CODE       SELLING PRICE   BRU.-PARIS R/A6   EXT PRICE
    --------------------------------------------------  --------------------  -------------   ---------------  -----------
                                                                                      $US                            $US
1.0 Transmission Equipment

1.1 TN-16 4F

    Core
    OC192 SC060 SHELF CONTROLLER                                NTCA41BA         *                   *                       *
    MAINTENANCE INTERFACE                                       NTCA42AA         *                   *                       *
    *** CABLE ASSY (MODEM ACCESS)                               NTCC8930         *                   *                       *
    MESSAGE TRANSFER CARD                                       NTCA48AA         *                   *                       *
    BREAKER MODULE                                              NTCA40AA         *                   *                       *
    COMMON EQUIPMENT FILLER CARD (1 IN.)                        NTCA59AA         *                   *                       *
    PARTITIONED OPC CONTROLLER                                  NTCA50AA         *
    *** CA ASSY (10 BASE T CROSSOVER)                           NT7E44KC         *
    PARTITIONED OPC STORAGE MODULE                              NTCA51AA         *
    OPC FLASH CARTRIDGE                                         NTCA53AA         *
    PARTITIONED OPC IO MODULE                                   NTCA52AA         *
    *** SM OPTICAL PATCHCORD 20M (66FT) (SC-TUNED) SEE A06      NT7E46HD         *                   *                       *
    *** SM OPTICAL PATCHCORD 20M (66FT) (SC-TUNED) W/MVOA       NT7E47HD         *                   *                       *
    TRANSPORT SHELF FILLER CARD                                 NTCA49AA         *                   *                       *
    TRANSPORT SHELF SWITCH FILLER CARD                          NTCA49AB         *                   *                       *
    OC-192 OPTICAL AMPLIFIER W/ SERVICE CHANNEL (SC)            NTCA11AC         *                   *                       *
    OC-192 OPTICAL AMPLIFIER (SC)                               NTCA11BC         *
    1625NM OPTICAL SERVICE CHANNEL (SC)                         NTCA11CC         *
    1550/1625NM WDM COUPLER (SC)                                NTCC13AC         *
    MOR RTU                                                     NTCA62DA         *                   *                       *

1.2 TN-16X
    Core
    STM16 LTE/ADM/RING SHELF - COST REDUCED                     NTFW50EA         *
    SH PROCESSOR FOR SDH (DCC HUBBING)                          NT7E20GC         *
    SH PROCESSOR(ETHERNET,SYNC MSG 24M)                         NT7E20KA         *
    Maintenance Interface Unit                                  NT7E23AA         *
    TN-16X Regenerator Subrack Kit                              NTFW51AA         *
    OC-48/STM-16 Ring Demux                                     NT8E06AB         *
    OC48 DWDM 1528.77 NM RING TX                                NT8E11DQ         *
    OC48 DWDM 1530.33 RING TRANSMITTER                          NT8E11FQ         *
    OC48 WDM 1533.47 RING TRANSMITTER                           NT8E11MQ         *
    OC48 DWDM 1550.92 NM RING TRANSMITTER                       NT8E11KR         *
    OC48 DWDM 1552.52 RING TRANSMITTER                          NT8E11MR         *
    OC48 DWDM 1555.75 NM RING TRANSMITTER                       NT8E11RR         *
    OC48 DWDM 1557.36 RING TRANSMITTER                          NT8E11TR         *
    OC48 DWDM 1528.77 NM REGEN                                  NT8E13DJ         *
    OC48 DWDM 1530.33 REG/TX INTERFACE                          NT8E13FJ         *
    OC48 DWDM 1533.47 REG/TX INTERFACE                          NT8E13KJ         *
    OC48 DWDM 1535.04 REG/TX INTERFACE                          NT8E13MJ         *
    OC48 DWDM 1550.92 REG/TX INTERFACE                          NT8E13KK         *
    OC48 DWDM 1552.52 REG/TX INTERFACE                          NT8E13MK         *
    OC48 DWDM 1555.75 REG/TX INTERFACE                          NT8E13RK         *
    OC48 DWDM 1557.36 REG/TX INTERFACE                          NT8E13TK         *
    OC-48/STM16 LR SAW Rx Interface (SC)                        NT8E02DD         *
    STM1o IR 1310 Tributary I/F (SC)                            NTFW11CD         *
    STM1 Optical Carrier Assembly                               NTFW19BA         *
    External synchronisation interface carrier                  NT7E19AA         *
    External Synchronisation Interface (2 MHz)                  NTFW27AA         *
    *** OPTICAL PATCH CORD 20M (SC-SC)                          NT7E46FD         *
    *** OPTICAL PATCH CORD W/MVOA 20M (SC-SC)                   NT7E47FD         *
    KIT, SC OPTICAL CONNECTOR. INITIAL USE NTN401AA             NTN459SC         *
    *** FIBRE OPTIC CABLE ASSY STM1 DUPLEX SC-SC 20M            NTFW5753         *
    TN-16X Regenerator Software Licence (Release 7)             NTQJ93GG         *
    TN-16X Shared Protection Ring Software Licence (Release 7)  NTQJ93HG         *
    Extra Traffic on Rings on Licence                           NTQJ93TB         *
    OPC with tape drive                                         NT7E24BC         *
    PHOENIX SUPERSET CODE FOR REL 7                             NTFW97HA         *
    *** CNET BAY/BAY CABLE 5.0M                                 NT7E44JC         *
    TN-MS EC-16X Multi-user Licence                             NTQJ93CA         *
    TN-MS EC-16X Release 7 Licence                              NTQJ93AG         *
    TN-MS EC-16X Release 7 Standby Licence                      NTQJ93BG         *
    FW TN-16X Rel 7 NTPS (CD-ROM)                               NTFW64AH         *


1.3 Advanced Optics (DWDM)

    Core
    DWDM FILTER MODULE SHELF ASSY - 4 POS - ETSI                NTCE88BA         *
    DWDM COUPLER 8W,MB/DR W/O VOA,SC                            NTCA10GC         *

                                                                                                  VIATEL CIRCLE 1 CONTRACT
                                                                                                                   ANNEX C
                                                                                                        SCHEDULE OF PRICES
                                                                                                        SECTION E - FRANCE
    DWDM COUPLER 8W,DB/MR W/O VOA,SC                             NTCA10HC        *


    TN-1X

    Core
    TN-1X Synchronous Access Multiplexer Subrack             25GMU00750GWV       *
    Shelf Kit                                                25SKM00750HFN       *
    TN-1X Installation Kit                                   25SKM00807ABL       *
    Local Craft Access Panel Type 1                          25UEP00750GXB       *
    Service Interface Module Type 10 (Misc)                  25UJJ00750GXC       *
    Service Interface Module Type 40 (LCAP)                  25UJJ00750GWX       *
    Subrack Cover Kit                                        25SKM00750HFL       *
    Rack Mounting Kit for ETSI                               25SKM00019AAE       *
    Dummy Front Panel 1"                                     25RBN00021AAB       *
    Dummy SIA Panel 1"                                       25RBN00021AAA       *
    Power Supply Unit                                        25UPW00750HAY       *
    Subrack Control Unit                                     25UMN00750GXD       *
    Payload Manager (mixed payload)                          NTKD10AA            *
    STM-1 G.957 L1.2 Optical Aggregate Port Card (1550nm)    25UTM00750HWH       *
    STM-1 G.957 L-1.1, S1.1 Optical Tributary Card (1"wide)  NTKD11AA            *
    ***Optical patchcord 20m FC-FC                           NT7E46BD            *
    Craft Access Terminal                                    NTQJ09AA            *
    RS 232 Cable Assembly                                    25YCN00748AAA       *
    TN-1 CAT Release 12 Application (3.5")                   NTQJ35LA
    TN-MS CA-1X Release 12 Licence                           NTQJ91DL
    Netscape Windows95 (Fastrack Server and Navigator)       NTQJ81BA            *
    TN-1X Release 8 Software Download (from CAT)             NTQJ36HA
    HP B132, 128Mbytes RAM, 2Gb HD, DAT, CD, N.Hem           NTQJ01FA            *
    TN-MS EC-1 Release 12 (DAT)                              NTQJ30LA
    Netscape for UNIX (Fastrack Server and Navigator)        NTQJ81AA            *
    TN-1X Release 8 software download (from EC)              NTQJ31HA
    TN-1C Release 3 Software kit (disk & tape)               NTFT81CA            *
    TN-MS EC-1 Release 12 Licence for TN-1X                  NTQJ91AL            *
    TN-MS EC-1 Release 12 Standby Licence                    NTQJ91BL            *
    TN-MS EC-1 Multi-user Licence                            NTQJ91CA            *
    X terminal software on DAT                               NTQJ05JB            *
    TN-1X Rel 8 NTPs (CD-ROM MAC)                            32HSC00456VEC       *


    TN-1C

    Core
    TN-1C 8x2/16x2 turbo ADM (1550nm L1.2)                   NTFT52BI             *
    AC/DC Power Unit                                         NTFT21AA             *
    12V Battery                                              NTFT24AA             *
    ***BT43/5F & 3002 cable assy 20m                         32YCN00750CAA        *
    ***Optical patchcord 20m FC-FC                           NT7E46BD             *
    TN-MS EC-1 Release 12 Licence for TN-1C                  NTQJ91FL             *
    Craft Access Terminal                                    NTQJ09AA             *
    CAT Cable Assembly                                       NTFT15AC             *
    TN-1C Release 3 Software kit (disk & tape)               NTFT81CA             *
    TN-1 CAT Release 12 Application (3.5")                   NTQJ35LA
    Netscape Windows95 (Fastrack Server and Navigator)       NTQJ81BA             *
    TN-1C Release 3 handbook CD-ROM                          NTFT66CA             *


1.4 DXC                      *

    256 Port Cross Connect (MSH84)                           MSH84
    STM-1 Optical card
    16 x 2Mbit/s Port Unit
    MV-36 Element controller                                 MV-36
    Managed Object Agent (MOA)



1.5 TN-MS INM                                                                     *

    Hardware
    HP C200 workstation, north & south hemisphere            NTQJ01GC
    NRM Release 6 Software and Handbooks                     NTQJ12FA
    NRM Release 6 Feature Profile Tape -
      Core + IM + PM + CM                                    NTQJ10FK
    TN-MS NRM (Rel6) Alarm surveillance Licence              NTQJ90AF
    TN-MS NRM (Rel6) Electronic Software Delivery Licence    NTQJ90BF
    TN-MS NRM (Rel6) Inventory Manager Licence               NTQJ90DF
    TN-MS NRM (Rel6) Perf. Mon. Consolidation Licence        NTQJ90EF
    TN-MS NRM (Rel6) Connection Management Licence           NTQJ90FF
    TN-MS NRM (Rel6) Software Management User Guide          NTQJ19FT
    TN-MS NRM (Rel6) Inventory Management User Guide         NTQJ19FX
    TN-MS NRM (Rel6) Performance Management User Guide       NTQJ19FW
    TN-MS NRM (Rel6) Connection Management User Guide        NTQJ19FV
    Router 2501 OSI                                          NTJM01BA
    Router 2514 OSI                                          NTJM01KA
    DCN RConfig "P" 2514 ent. 0 tunnels, Ser: 2 L2,0 L1
     CPC Allocated: A0741950                                 NTJM9914
    DCN RConfig "P" 2514 ent. 1 tunnel, Ser: 1 L2,1 L1
     CPC Allocated: A0741941                                 NTJM9912
    HS modem SP-1-AR,AC                                      NTJM01SA
    Shelf Cantilever 19in mounting                           P0878672


                                                                                                  VIATEL CIRCLE 1 CONTRACT
                                                                                                                   ANNEX C
                                                                                                        SCHEDULE OF PRICES
                                                                                                        SECTION E - FRANCE
    Transceiver 10BaseT                                           NTJM01VA
    Ethernet 10BaseT Transceiver                                  A0383333
    Baystack 101 10baseT hub 12 port RJ45 250VAC                  NTJM02PA
    ***Cable Assy LAN RJ45 - RJ45 h/e                             32YCN00727AFA
    ***Ethernet kit for OPC hub (20m,OC-48)                       NT7E44JE



1.6 Network Synchronisation                                                           *

    DCD-521C
    DCD-Cs ETSI Standalone Cesium PRC                             990-43100-02
    DCD-LPR Shelf  GPS Applications                               990-44100-12
    GPS Timing Kit E1 (Rubidium or Quartz)                        990-44140-14
    Blank Unit LPR                                                090-44198-01
    LOU-2 Dual oscillator                                         090-44145-02
    DCD-521/C ETSI Shelf Master/Expansion                         990-44210-01
    MRC-EA/Input card 2MHz/2Mb/s, 4 inputs                        090-44010-06
    TNCE Clock card rubidium                                      090-44017-02
    TNC Clock card transit node OCXO                              090-44020-02
    TO-EA Output card 2MHz/2Mb/s 10 outputs                       090-44029-01
    MIS Maint i'f analysis/config/remote                          990-44018-14
    Blank Panel 1 TO slot wide                                    074-00208-01
    Timing Input Module MRC SMB                                   990-45107-02
    Timing Output Module SMB,1:1 prot                             990-45105-07


1.7 EQUIPMENT PRACTICE

    Mechanical bay assy ETSI (no expansion sh)                    NTCE89AA            *                   *                     *
    NTE-STM16 Rack (2200 x 600 x 300) - cost reduced              NTFW70EA            *
    TN-16X Installation Kit                                       25SKM00807ABM       *
    REGEN Rack Assy                                               NTFW71AA            *
    Rack side cover L/H u/o NTFW70AA                              P0725173            *
    Rack side cover R/H u/o NTFW70AA                              P0725175            *
    Mechanical assembly, rack, 42U                                A0726263
    Distribution block 8 way left hand cable entry                A0729317
    Distribution block 8 way right hand cable entry               A0729318
    ETSI Rack, 220cm, without side panels                         NTKD70AA            *
    NT ETSI Rack Standard Inst.Kit                                25SKM00807ABE       *
    ETSI Rack 48V DC Distrib Panel with Rack Alarm Unit           25SKM00807AAN       *


1.8 Additional Items

    OC-192 REL 1.4 SUPERSET CUSTOMER LOADS              ***PLM_TN-16X_NC_1
    AC Power Cable Assembly                             PLM_Source_locally            *
    ***Cable Assy, RJ45 crossover                            32YCN01094AFA            *
    *** OPTICAL PATCHCORD 20M SC-SC               PLM_Advanced Optics_NC_3            *

    Total Extended Equipment Price                                                                                              *



2.0 Installation & Commissioning                                                      *                 *                       *

    Installation Materials                                                            *
                                                                                                                             ------
    Total Extended Price                                                                                                        *
                                                                                                                             ------
                                                                                                                             ------

                                                                                                  VIATEL CIRCLE 1 CONTRACT
                                                                                                                   ANNEX C
                                                                                                        SCHEDULE OF PRICES
                                                                                                          SECTION F - NMC2
    NMC2                                                                                 ISSUE 1.0
    -----------------------------------------------------------  ----------------------------------------------------------
    ABBREVIATED DESCRIPTION                                        CODE          SELLING PRICE        NMC2        EXT PRICE
    -----------------------------------------------------------  ---------       -------------   ---------------  -----------
                                                                                    $US                            $US
1.0 Transmission Equipment

1.1 TN-16 4F

   Core
   OC192 SC060 SHELF CONTROLLER                                 NTCA41BA              *
   MAINTENANCE INTERFACE                                        NTCA42AA              *
   *** CABLE ASSY (MODEM ACCESS)                                NTCC8930              *
   MESSAGE TRANSFER CARD                                        NTCA48AA              *
   BREAKER MODULE                                               NTCA40AA              *
   COMMON EQUIPMENT FILLER CARD (1 IN.)                         NTCA59AA              *
   PARTITIONED OPC CONTROLLER                                   NTCA50AA              *
   *** CA ASSY (10 BASE T CROSSOVER)                            NT7E44KC              *
   PARTITIONED OPC STORAGE MODULE                               NTCA51AA              *
   OPC FLASH CARTRIDGE                                          NTCA53AA              *
   PARTITIONED OPC IO MODULE                                    NTCA52AA              *
   *** SM OPTICAL PATCHCORD 20M (66FT) (SC-TUNED) SEE A06       NT7E46HD              *
   *** SM OPTICAL PATCHCORD 20M (66FT) (SC-TUNED) W/MVOA        NT7E47HD              *
   TRANSPORT SHELF FILLER CARD                                  NTCA49AA              *
   TRANSPORT SHELF SWITCH FILLER CARD                           NTCA49AB              *
   OC-192 OPTICAL AMPLIFIER W/ SERVICE CHANNEL (SC)             NTCA11AC              *
   OC-192 OPTICAL AMPLIFIER (SC)                                NTCA11BC              *
   1625NM OPTICAL SERVICE CHANNEL (SC)                          NTCA11CC              *
   1550/1625NM WDM COUPLER (SC)                                 NTCC13AC              *
   MOR RTU                                                      NTCA62DA              *


1.2 TN-16X

    Core
    STM16 LTE/ADM/RING SHELF - COST REDUCED                     NTFW50EA              *
    SH PROCESSOR FOR SDH (DCC HUBBING)                          NT7E20GC              *
    SH PROCESSOR(ETHERNET,SYNC MSG 24M)                         NT7E20KA              *
    Maintenance Interface Unit                                  NT7E23AA              *
    TN-16X Regenerator Subrack Kit                              NTFW51AA              *
    OC-48/STM-16 Ring Demux                                     NT8E06AB              *
    OC48 DWDM 1528.77 NM RING TX                                NT8E11DQ              *
    OC48 DWDM 1530.33 RING TRANSMITTER                          NT8E11FQ              *
    OC48 WDM 1533.47 RING TRANSMITTER                           NT8E11KQ              *
    OC48 WDM 1535.04 RING TRANSMITTER                           NT8E11MQ              *
    OC48 DWDM 1550.92 NM RING TRANSMITTER                       NT8E11KR              *
    OC48 DWDM 1552.52 RING TRANSMITTER                          NT8E11MR              *
    OC48 DWDM 1555.75 NM RING TRANSMITTER                       NT8E11RR              *
    OC48 DWDM 1557.36 RING TRANSMITTER                          NT8E11TR              *
    OC48 DWDM 1528.77 NM REGEN                                  NT8E13DJ              *
    OC48 DWDM 1530.33 REG/TX INTERFACE                          NT8E13FJ              *
    OC48 DWDM 1533.47 REG/TX INTERFACE                          NT8E13KJ              *
    OC48 DWDM 1535.04 REG/TX INTERFACE                          NT8E13MJ              *
    OC48 DWDM 1550.92 REG/TX INTERFACE                          NT8E13KK              *
    OC48 DWDM 1552.52 REG/TX INTERFACE                          NT8E13MK              *
    OC48 DWDM 1555.75 REG/TX INTERFACE                          NT8E13RK              *
    OC48 DWDM 1557.36 REG/TX INTERFACE                          NT8E13TK              *
    OC-48/STM16 LR SAW Rx Interface (SC)                        NT8E02DD              *
    STM1o IR 1310 Tributary I/F (SC)                            NTFW11CD              *
    STM1 Optical Carrier Assembly                               NTFW19BA              *
    External synchronisation interface carrier                  NT7E19AA              *
    External Synchronisation Interface (2 MHz)                  NTFW27AA              *
    *** OPTICAL PATCH CORD 20M (SC-SC)                          NT7E46FD              *
    *** OPTICAL PATCH CORD W/MVOA 20M (SC-SC)                   NT7E47FD              *
    KIT, SC OPTICAL CONNECTOR. INITIAL USE NTN401AA             NTN459SC              *
    *** FIBRE OPTIC CABLE ASSY STM1 DUPLEX SC-SC 20M            NTFW5753              *
    TN-16X Regenerator Software Licence (Release 7)             NTQJ93GG              *
    TN-16X Shared Protection Ring Software Licence (Release 7)  NTQJ93HG              *
    Extra Traffic on Rings on Licence                           NTQJ93TB              *
    OPC with tape drive                                         NT7E24BC              *
    PHOENIX SUPERSET CODE FOR REL 7                             NTFW97HA              *
    *** CNET BAY/BAY CABLE 5.0M                                 NT7E44JC              *
    TN-MS EC-16X Multi-user Licence                             NTQJ93CA              *
    TN-MS EC-16X Release 7 Licence                              NTQJ93AG              *


                                                                                                  VIATEL CIRCLE 1 CONTRACT
                                                                                                                   ANNEX C
                                                                                                        SCHEDULE OF PRICES
                                                                                                          SECTION F - NMC2
TN-MS EC-16X Release 7 Standby Licence                     NTQJ93BG              *
FW TN-16X Rel 7 NTPS (CD-ROM)                              NTFW64AH              *


1.3 Advanced Optics (DWDM)

    Core
    DWDM FILTER MODULE SHELF ASSY - 4 POS - ETSI           NTCE88BA              *
    DWDM COUPLER 8W,MB/DR W/O VOA,SC                       NTCA10GC              *
    DWDM COUPLER 8W,DB/MR W/O VOA,SC                       NTCA10HC              *


    TN-1X

    Core
    TN-1X Synchronous Access Multiplexer Subrack           25GMU00750GWV         *
    Shelf Kit                                              25SKM00750HFN         *
    TN-1X Installation Kit                                 25SKM00807ABL         *
    Local Craft Access Panel Type 1                        25UEP00750GXB         *
    Service Interface Module Type 10 (Misc)                25UJJ00750GXC         *
    Service Interface Module Type 40 (LCAP)                25UJJ00750GWX         *
    Subrack Cover Kit                                      25SKM00750HFL         *
    Rack Mounting Kit for ETSI                             25SKM00019AAE         *
    Dummy Front Panel 1"                                   25RBN00021AAB         *
    Dummy SIA Panel 1"                                     25RBN00021AAA         *
    Power Supply Unit                                      25UPW00750HAY         *
    Subrack Control Unit                                   25UMN00750GXD         *
    Payload Manager (mixed payload)                        NTKD10AA              *
    STM-1 G.957 L1.2 Optical Aggregate Port Card (1550nm)  25UTM00750HWH         *
    STM-1 G.957 L-1.1, S1.1 Optical Tributary Card
      (1"wide)                                             NTKD11AA              *
    ***Optical patchcord 20m FC-FC                         NT7E46BD              *
    Craft Access Terminal                                  NTQJ09AA              *
    RS 232 Cable Assembly                                  25YCN00748AAA         *
    TN-1 CAT Release 12 Application (3.5")                 NTQJ35LA
    TN-MS CA-1X Release 12 Licence                         NTQJ91DL
    Netscape Windows95 (Fastrack Server and Navigator)     NTQJ81BA              *
    TN-1X Release 8 Software Download (from CAT)           NTQJ36HA
    HP B132, 128Mbytes RAM, 2Gb HD, DAT, CD, N.Hem         NTQJ01FA              *
    TN-MS EC-1 Release 12 (DAT)                            NTQJ30LA
    Netscape for UNIX (Fastrack Server and Navigator)      NTQJ81AA              *
    TN-1X Release 8 software download (from EC)            NTQJ31HA
    TN-1C Release 3 Software kit (disk & tape)             NTFT81CA              *
    TN-MS EC-1 Release 12 Licence for TN-1X                NTQJ91AL              *
    TN-MS EC-1 Release 12 Standby Licence                  NTQJ91BL              *
    TN-MS EC-1 Multi-user Licence                          NTQJ91CA              *
    X terminal software on DAT                             NTQJ05JB              *
    TN-1X Rel 8 NTPs (CD-ROM MAC)                          32HSC00456VEC         *


    TN-1C

    Core
    TN-1C 8x2/16x2 turbo ADM (1550nm L1.2)                 NTFT52BI              *
    AC/DC Power Unit                                       NTFT21AA              *
    12V Battery                                            NTFT24AA              *
    ***BT43/5F & 3002 cable assy 20m                       32YCN00750CAA         *
    ***Optical patchcord 20m FC-FC                         NT7E46BD              *
    TN-MS EC-1 Release 12 Licence for TN-1C                NTQJ91FL              *
    Craft Access Terminal                                  NTQJ09AA              *
    CAT Cable Assembly                                     NTFT15AC              *
    TN-1C Release 3 Software kit (disk & tape)             NTFT81CA              *
    TN-1 CAT Release 12 Application (3.5")                 NTQJ35LA
    Netscape Windows95 (Fastrack Server and Navigator)     NTQJ81BA              *
    TN-1C Release 3 handbook CD-ROM                        NTFT66CA              *


1.4 DXC

    256 Port Cross Connect (MSH84)                         MSH84
    STM-1 Optical card
    16 x 2Mbit/s Port Unit
    MV-36 Element controller                               MV-36
    Managed Object Agent (MOA)


1.5 TN-MS INM                                                                    *                *                *

    Hardware                                                                                      *
    HP C200 workstation, north & south hemisphere               NTQJ01GC                          *
    NRM Release 6 Software and Handbooks                        NTQJ12FA                          *
    NRM Release 6 Feature Profile Tape - Core + IM + PM + CM    NTQJ10FK                          *
    TN-MS NRM (Rel6) Alarm surveillance Licence                 NTQJ90AF                          *


                                                                                                  VIATEL CIRCLE 1 CONTRACT
                                                                                                                   ANNEX C
                                                                                                        SCHEDULE OF PRICES
                                                                                                          SECTION F - NMC2

   TN-MS NRM (Rel6) Electronic Software Delivery Licence   NTQJ90BF                                  *
   TN-MS NRM (Rel6) Inventory Manager Licence              NTQJ90DF                                  *
   TN-MS NRM (Rel6) Perf. Mon. Consolidation Licence       NTQJ90EF                                  *
   TN-MS NRM (Rel6) Connection Management Licence          NTQJ90FF                                  *
   TN-MS NRM (Rel6) Software Management User Guide         NTQJ19FT                                  *
   TN-MS NRM (Rel6) Inventory Management User Guide        NTQJ19FX                                  *
   TN-MS NRM (Rel6) Performance Management User Guide      NTQJ19FW                                  *
   TN-MS NRM (Rel6) Connection Management User Guide       NTQJ19FV                                  *
   Router 2501 OSI                                         NTJM01BA
   Router 2514 OSI                                         NTJM01KA                                  *
   DCN RConfig "P" 2514 ent. 0 tunnels, Ser: 2 L2,0 L1
    CPC Allocated: A0741950                                NTJM9914                                  *
   DCN RConfig "P" 2514 ent. 1 tunnel, Ser: 1 L2,1 L1
    CPC Allocated: A0741941                                NTJM9912
   HS modem SP-1-AR,AC                                     NTJM01SA                                  *
   Shelf Cantilever 19in mounting                          P0878672                                  *
   Transceiver 10BaseT                                     NTJM01VA                                  *
   Ethernet 10BaseT Transceiver                            A0383333                                  *
   Baystack 101 10baseT hub 12 port RJ45 250VAC            NTJM02PA
   ***Cable Assy LAN RJ45 - RJ45 h/e                       32YCN00727AFA
   ***Ethernet kit for OPC hub (20m,OC-48)                 NT7E44JE


1.6 Network Synchronisation                                                      *

    DCD-521C
    DCD-Cs ETSI Standalone Cesium PRC                      990-43100-02
    DCD-LPR Shelf  GPS Applications                        990-44100-12
    GPS Timing Kit E1 (Rubidium or Quartz)                 990-44140-14
    Blank Unit LPR                                         090-44198-01
    LOU-2 Dual oscillator                                  090-44145-02
    DCD-521/C ETSI Shelf Master/Expansion                  990-44210-01
    MRC-EA/Input card 2MHz/2Mb/s, 4 inputs                 090-44010-06
    TNCE Clock card rubidium                               090-44017-02
    TNC Clock card transit node OCXO                       090-44020-02
    TO-EA Output card 2MHz/2Mb/s 10 outputs                090-44029-01
    MIS Maint i'f analysis/config/remote                   990-44018-14
    Blank Panel 1 TO slot wide                             074-00208-01
    Timing Input Module MRC SMB                            990-45107-02
    Timing Output Module SMB,1:1 prot                      990-45105-07


1.7 EQUIPMENT PRACTICE

    Mechanical bay assy ETSI (no expansion sh)             NTCE89AA              *
    NTE-STM16 Rack (2200 x 600 x 300) - cost reduced       NTFW70EA              *
    TN-16X Installation Kit                                25SKM00807ABM         *
    REGEN Rack Assy                                        NTFW71AA              *
    Rack side cover L/H u/o NTFW70AA                       P0725173              *
    Rack side cover R/H u/o NTFW70AA                       P0725175              *
    Mechanical assembly, rack, 42U                         A0726263                                  *
    Distribution block 8 way left hand cable entry         A0729317                                  *
    Distribution block 8 way right hand cable entry        A0729318                                  *
    ETSI Rack, 220cm, without side panels                  NTKD70AA              *
    NT ETSI Rack Standard Inst.Kit                         25SKM00807ABE         *
    ETSI Rack 48V DC Distrib Panel with Rack Alarm Unit    25SKM00807AAN         *


1.8 Additional Items

    OC-192 REL 1.4 SUPERSET CUSTOMER LOADS                 ***PLM_TN-16X_NC_1
    AC Power Cable Assembly                                PLM_Source_locally     *
    ***Cable Assy, RJ45 crossover                          32YCN01094AFA          *                  *              *
    *** OPTICAL PATCHCORD 20M SC-SC                        PLM_Advanced
                                                             Optics_NC_3          *

    Total Extended Equipment Price                                                                                  *

2.0 Installation & Commissioning                                                                                    *
    Installation Materials

    Total Extended Price                                                                                            *


                                                                                                  VIATEL CIRCLE 1 CONTRACT
                                                                                                                   ANNEX C
                                                                                                        SCHEDULE OF PRICES
                                                                                                        SECTION E - FRANCE
    PROJECT MANAGEMENT                                            ISSUE 1.0
    -----------------------------------------------------------  -----------
    ABBREVIATED DESCRIPTION                                       EXT PRICE
    -----------------------------------------------------------  -----------
                                                                    $US

1 Project Management / Engineering                                    *



                                    ANNEX D
                      SPECIFICATION AND STATEMENT OF WORK

SECTION A. NETWORK SPECIFICATION OF THE VIATEL CIRCE 1 SDH HIGH CAPACITY
  BACKBONE NETWORK

1. INTRODUCTION

       Nortel has designed for Viatel a high capacity SDH transmission network utilising wavelength division multiplexing (WDM) technology and network management to form a Northern European SDH backbone ring 'Circe 1'.

2. THE NETWORK

       Nortel will utilise its TN-16X (STM 16) 2.5 Gbit/s Add/Drop Multiplexer and MOR optical amplifier technology together managed by Nortel's INM network management system.

           The network is designed to operate using Wave Division Multiplexing
       (WDM) technology on two optical fibres (four on the Northern submarine route), providing 20 Gbit/s total traffic capacity. Each fibre will carry eight STM-16 wavelengths (four on the Northern submarine route) of bi-directional traffic using TN-16X DWDM transmitters. Protection of the traffic is provided using Shared Protection Rings (SPRing). This provides full protection of the backbone traffic, additionally enabling traffic capacity greater than STM-16 per ring, depending on traffic distribution. Management of the TN-16X equipment at the Element control layer is provided by the OPC. This UNIX processor based platform is installed within the equipment rack. The main OPC site will be at the NMC in Staines with standbys in Amsterdam

           The network is designed to drop traffic at the following nine sites around Northern Europe:

                        Tele House          --  UK
                        Staines             --  UK
                        La defense          --  France
                        Bastille            --  France
                        Amiens              --  France
                        Brussels            --  Belgium

                        Antwerp             --  Belgium
                        Rotterdam           --  Holland
                        Amsterdam           --  Holland

       Each of the above sites will be installed with a Digital cross-connect capable of dropping 29 x STM 1 optical tribs and 189 x E1's (2 Mbit/s).

           TN-16X regenerator equipment will be installed in Tournai--France due to the distance of the proposed route between Paris and Brussels and the fibre type transition at this location. The MOR site spacings proposed will allow migration of the network to sixteen wavelengths at STM-16 or STM-64 without any change to the optical amplifier separation. Distances between cities have been estimated based on available geographic information, and typical fibre losses (0.25 dB/km) have been assumed.

           For transmission of the network across the submerged spans of the North Sea and English channel, Nortel will deploy TN-16X regenerator shelves at the landing sites. The Northern route due to its long length will transfer to four fibres at 5Gbit/s bi-directional for this submerged section. The Submarine cable terminal stations are located near to:

       Winterton-UK             &  Zandvoort-Holland   (Northern Route)
       Eastbourne-UK            &  Abbeville-Holland   (Southern Route)

       The Circe 1 network also includes a low capacity STM-1 ring in Belgium connecting seven points of presence with the main Circe 1 network in Antwerp. The Belgian ring network is designed with Nortel's TN-1C product, providing 8 x E1 (2Mbit/s) traffic capacity at each site. The Belgian ring interconnects with the main Circe 1 network using a TN-1X (STM-1) multiplexer via an STM-1o connection. Management of the TN-1C & TN-1X equipment is managed at the element control level Via the TNMS. This UNIX workstation based platform will be installed at the NMC in Staines . The Belgian ring sites are as follows:

                                          Charleroi
                                          Gent

                                          Hasselt
                                          Kortrijk
                                          Liege
                                          Mons
                                          Namur

       The network design provides Network Management of the Circe 1 network through use of the Nortel Integrated Network Manager (INM) to be located at the NMC in Staines. INM provides centralised management of up to 1,500 elements and so can support significant growth in the Viatel network. The INM manages the network elements via the element controllers (OPC & TNMS) via DCN connections. A second INM is also proposed to be installed at a further NMC planned for North America. The INM provides the following licensed features:

                                          Performance Monitoring
                                          Connection Management
                                          Inventory Management
                                          Electronic Software Delivery
                                          Alarm Surveillance

       Network Synchronisation is to be provided in two locations via GPS (Global Positioning System) primary reference clocks, backed-up by Caesium clock sources. Rubidium clock shelves will also be provided as secondary back-up at both sites. Sites of implementation to be determined following a synchronisation audit of the existing Viatel network.

SECTION B. STATEMENT OF WORK.

1. INTRODUCTION

    This document provides the Nortel scope of work associated with the Viatel Project Circe phase 1, it defines the activities to be undertaken by Nortel.

2. OBJECTIVES OF PROJECT CIRCE (PHASE 1)

    The Objective of Project Circe (Phase 1) is to provide a 20Gbit/s Pan-European, city to city, Synchronous Digital Hierarchy (SDH) ring, capable of providing high capacity bandwidth of varying data interfaces as well has highly resilient ring protection systems. The fibre must be capable of carrying Dense Wave Division Multiplexing (DWDM) line transmission techniques or high speed Time Division Multiplexing (TDM) line protocol techniques and be future proof.

    Additional Inter-city rings may be engineered during the early life-cycle of the project, however, the Circe Ring 1 will have top priority.

2.1 CIRCE STRATEGY

    The Circe Ring 1 will provide City to City connections , with NO drop off points at intermediate towns or business areas.

    There will be NO break out of capacity or access at the submarine frontier stations.

    The integrity of the 48 fibre rings must be maintained.

    The network should be a full access 20Gbit/s ring with add and drop access to the 20Gbit/s capacity at all cities in the network. The network should be designed to increase in capacity to 40Gbit/s in the short term (one year to eighteen months) , including sufficient accommodation and power capabilities, as well as expanding to 180 Gbit/s in the longer term (up to five years).

3. TIMESCALES

    Circe Ring 1 must be complete by December 22nd 1998 to enable Viatel to offer services from this date.

4. NORTEL SCOPE OF WORK

    4.1  To design a Pan European SDH network in accordance with the Project
Scope.

    A system design engineer will be nominated as the System Design Authority
(SDA) and be responsible for the Circe network architecture, design and topology. Network management design, data collect network design and integration as well as synchronisation design and design integration.

Key Inputs :-  Fibre Specifications, Losses, distances and splice points.
               Building locations & available space.

               Building environment.
               Capacity and Traffic requirements.
               Add/Drop requirements.
               Submarine Terminal Sites.
               In country requirements, cross-border DDF's interface specs etc. Synchronisation requirements.
               Network management requirements.

Outputs :-     System Engineering Diagrams.
               Network Topology diagrams including network management.
               Synchronisation Maps.
               Data Collect Maps
               Equipment connectivity.
               Equipment configurations.
               Recommended spares holdings.
               Network Availability figures.
               Production of system edits with equipment codes.

    4.2  Production of Site Specific Equipment Planning Diagrams

    A Customer Application Engineer will be allocated who will be responsible for equipment floorplans, footprints, power dissipation figures and equipment connectivity diagrams for the equipment to be delivered.

Key Inputs :-  System Engineering Diagrams from SDA.
               Building Studies.
               Site Locations & Visits
               Equipment Specifications.

Key Outputs:-  Detailed Floorplans with equipment footprints.
               Rack Layout information.
               Equipment connection and cabling information.
               Overhead ironwork/computer floor cabling requirements. DDF and ODF connections.
               DC Power configurations.
               Floor loadings.
               Environment specifications.

    4.3 To manufacture, supply and/or order transmission equipment against an agreed system design and project plan.

    A system design will be agreed with the customer and appropriate change control procedures put in place for add, moves and changes to the network. The System design authority will then ensure all equipment and peripherals are identified for manufacture or ordering (where required).

Key Inputs :-  System Design
               Equipment Edits.
               Project management delivery dates.
               Entry into Common Order management system.
               Interfaces and special requirements.

Key Ouputs :-  To manufacture the telecommunications equipment in line with the system design and equipment edits.
               To test the equipment at all stages of the manufacturing process.

    4.4 To project manage the system to operational readiness in line with an agreed delivery plan and agreed project timescales.

    A project management team will be established to co-ordinate and manage the implementation programme in association with Viatel's Prime Contractor (Bechtel).

Key Inputs :-  To agree a network scope with defined sites and equipment requirements in line with Vital's Strategic plan.
               List of Priority sites for implementation.
               Building and Accommodation availability dates.
               AC and DC power availability dates.
               Fibre availability dates.

Key Outputs :- Production of Nortel scope of work in relation to Vital's
               Strategic plan.
               Production of top level and detailed project plans.
               Regular review of plan and update of plan against agreed milestones.
               Co-ordination of Nortel resources and activities.
               Progression of equipment orders in line with an agreed project plan.
               Provide an interface with other prime contractors.
               Resolution of project specific issues and problems.
               Project progression reports.

    4.5 To install commission and test the agreed list of transmission equipment and cable all electronic interfaces to the Digital Distribution Frame (provided by Nortel). To provide the optical cabling to the Optical Distribution Frame (ODF) to be provided by Bechtel. To install the network management systems and connect to the data collect network provided by Viatel.

Key Inputs :-  Equipment schedule on a building by building basis in line with the project plan.

               Site Addresses and contact points.

               Site plans and equipment layouts.
               Equipment configurations and connections.
               Network Management Centre layout.
               Data Collect Network layout.
               Supply of Nortel and OEM supplied equipment.
               Link commission and test specifications.

Key Outputs:-  Installation and test of network management systems in NOC
               Installation of transmission equipment to project plan. Commission and test of supplied equipment and production of test results.

    4.6 To integrate and test all equipment and network management systems in line with a pre-defined test schedule prepared by Nortel and agreed with the customer.

Key Inputs :-  Equipment Configuration schedule with features
               Equipment Installation project plan.
               Network management schedule.
               Detailed equipment list.
               Customer requirements for acceptance testing.

Key Outputs:-  Integration & test project plan.
               Integration and test of supplied equipment to test plan. Production of test results and handover to maintenance & support.

    4.7  To support the equipment in line with a negotiated support plan.

Key Inputs :-  System design and equipment specifications.
               System configurations.
               Installation addresses.
               Contact points and access details.

Key Outputs:-  2nd, 3rd and 4th line support in line with Nortel fault handling processes.

            [Chart indicating the Nortel Top Level Support Plan.]



5. KEY MILESTONES & DEPENDENCIES

    Nortel will manage all risks associated with aspects of the project under its control, however, to meet the completion dates set for the project Nortel have assumed the following critical milestones and associated dates to enable Nortel to meet its objectives.

    Installation dates will be staggered over a period of five months in order to allow efficient access to and use of resources to meet the deadlines of the project.

    Accommodation will be identified by and made ready for installation by Viatel in line with preset dates and criteria identified in Table 1 below.

    Submarine fibre systems will be installed and tested by Alcatel in line with the top level project schedule below.

    Terrestrial Fibre systems will be installed and tested by Bechtel in line with the top level schedule below.

[Chart indicating key milestones and dependencies for completion of the Viatel Project Circe.]


DIVISION OF RESPONSIBILITIES FOR IMPLEMENTATION/BUILDING SERVICES FOR VIATEL ADM
  LOCATIONS

    The following tables outlines those tasks which will be the responsibility of Viatel/Bechtel and those which will be the responsibility of Nortel:

TASK                                                                      BECHTEL       NORTEL              COMMENTS
---------------------------------------------------------------------  -------------  -----------  --------------------------
PROVISION OF PREMISES................................................            X
REFURBISHMENT OF PREMISES AS FOLLOWS:................................            X
INTERIOR DECOR.......................................................            X
PROVISION OF LIGHTING................................................            X
COMPUTER FLOOR.......................................................            X
FALSE CEILING........................................................            X
AC POWER DISTRIBUTION................................................            X
AC POWER FEED TO BUILDING............................................            X
ISSUING OF ELECTRICAL SAFETY CERTIFICATION...........................            X
CONNECTION TO ELECTRICITY SUPPLY.....................................            X
UPS SYSTEM...........................................................            X                 Nortel if Required
BACKUP POWER (GENERATORS)............................................            X                 Nortel if Required
DC POWER RECTIFIERS..................................................            X                 Nortel if Required
DC POWER DISTRIBUTION................................................            X                 Nortel if Required
BATTERIES............................................................            X                 Nortel if Required
TRANSMISSION SYSTEM UP TO DDF........................................                          X
CABLING SWITCHES TO DDF..............................................                          X
DDF..................................................................                          X
ODF..................................................................            X
PATCH CORDS..........................................................                          X
OPTICAL CABLES EXTERNAL TO ODF.......................................            X
OPTICAL CABLES SPLICING/TERMINATIONS.................................            X
TESTING OF OPTICAL CABLES............................................            X
TRANSMISSION EQUIPMENT...............................................                          X
DIGITAL CROSS CONNECTS...............................................                          X
FIRE DETECTION/SUPPRESSION SYSTEM....................................            X
SECURITY SYSTEM AND ALARMS...........................................            X
ACCESS CONTROL.......................................................            X
FURNISHINGS FOR MANAGEMENT AND CALL CENTRE...........................            X
EQUIPMENT CABINETS AND RACKS.........................................                          X
CABLE TRAYS (UNDERFLOOR).............................................            X
BUILDING MAINTENANCE.................................................            X

DIVISION OF RESPONSIBILITIES FOR IMPLEMENTATION/BUILDING SERVICES FOR VIATEL
  REGEN LOCATIONS

    The following tables outlines those tasks which will be the responsibility of Viatel/Bechtel and those which will be the responsibility of Nortel:

TASK                                                                      VIATEL        NORTEL              COMMENTS
---------------------------------------------------------------------  -------------  -----------  --------------------------
                                                                                                   Nortel could provide EAMs
PROVISION OF PREMISES (EAMS OR PERMANENT STRUCTURES).................            X                 if Required
REFURBISHMENT OF PREMISES AS FOLLOWS:................................            X
INTERIOR DECOR.......................................................            X                 Nortel in EAM if Req.
PROVISION OF LIGHTING................................................            X                 Nortel in EAM if Req.
COMPUTER FLOOR.......................................................            X                 Nortel in EAM if Req.
FALSE CEILING........................................................            X                 Nortel in EAM if Req.
AC POWER DISTRIBUTION................................................            X                 Nortel in EAM if Req.
AC POWER FEED TO BUILDING............................................            X
ISSUING OF ELECTRICAL SAFETY CERTIFICATION...........................            X
CONNECTION TO ELECTRICITY SUPPLY.....................................            X
UPS SYSTEM...........................................................            X                 Nortel if Required
BACKUP POWER (GENERATORS)............................................            X                 Nortel if Required
DC POWER RECTIFIERS..................................................            X                 Nortel if Required
DC POWER DISTRIBUTION................................................            X                 Nortel if Required
BATTERIES............................................................            X                 Nortel if Required
TRANSMISSION SYSTEM UP TO DDF........................................                          X
CABLING SWITCHES TO DDF..............................................                          X
DDF..................................................................                          X
ODF..................................................................            X
PATCH CORDS..........................................................                          X
OPTICAL CABLES EXTERNAL TO ODF.......................................            X
OPTICAL CABLES SPLICING/TERMINATIONS.................................            X
TESTING OF OPTICAL CABLES............................................            X
TRANSMISSION EQUIPMENT...............................................                          X
FIRE DETECTION/SUPPRESSION SYSTEM....................................            X                 Nortel in EAM if Req.
SECURITY SYSTEM AND ALARMS...........................................            X                 Nortel in EAM if Req.
ACCESS CONTROL.......................................................            X
EQUIPMENT CABINETS AND RACKS.........................................                          X
CABLE TRAYS (UNDERFLOOR).............................................            X                 Nortel in EAM if Req.
BUILDING MAINTENANCE.................................................            X